                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

               Investment Company Act file number 811-05010

                              THE HUNTINGTON FUNDS
               (Exact name of registrant as specified in charter)

                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7010
               (Address of principal executive offices) (Zip code)

                           Ronald J. Corn, Esq.
                         The Huntington National Bank
                             41 South High Street
                             Columbus, Ohio 43287

                    (Name and address of agent for service)

Copies to:
                            David C. Mahaffey, Esq.
                             Sullivan & Worcester
                              1666 K Street, N.W.
                             Washington, DC 20006

Registrant's telephone number, including area code:  1-800-253-0412

Date of fiscal year end:   December 31

Date of reporting period: December 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual
Shareholder

Report

Money Market Funds

Huntington Florida Tax-Free Money Fund
Huntington Money Market Fund
Huntington Ohio Municipal
Money Market Fund
Huntington U.S. Treasury Money Market Fund

Equity Funds

Huntington Dividend Capture Fund
Huntington Growth Fund
Huntington Income Equity Fund
Huntington International Equity Fund
Huntington Macro 100 Fund
Huntington Mid Corp America Fund
Huntington New Economy Fund
Huntington Rotating Markets Fund
Huntington Situs Small Cap Fund

Income Funds

Huntington Fixed Income Securities Fund
Huntington Intermediate Government Income Fund
Huntington Michigan Tax-Free Fund
Huntington Mortgage Securities Fund
Huntington Ohio Tax-Free Fund
Huntington Short/Intermediate Fixed Income Securities Fund

DECEMBER 31, 2006

TRUST SHARES
INVESTMENT A SHARES
INVESTMENT B SHARES
INTERFUND SHARES

Dividend Capture Fund As of 12/31/06

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Kirk Mentzer, MBA, Director of Research
Senior Vice President
B. Randolph Bateman, CFA, Chief Investment Officer
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2006, the Huntington Dividend Capture Fund produced total returns (not including the deduction of applicable sales charges) of 16.03%, 15.74% and 15.21% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. This compared to the total return of 15.79% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1 and 18.76% for the Dividend Capture Indices Blend (DCIB)2 for the reporting period. The Fund is managed using our top-down style and portfolio construction techniques aimed at producing a high level of stable income and low volatility. Here are the highlights from each of the Fund’s asset classes:

  Preferred Stocks--The Fund held core, stable holdings from high quality issuers and upgraded the quality and call protection of its holdings during the reporting period. This asset class trailed both common stocks and Real Estate Investment Trusts (REITs)3 during the reporting period ended December 31, 2006. The Fund’s exposure to preferred stocks negatively impacted its performance relative to its benchmark. As measured by the Merrill Lynch Fixed Rate Preferred Index,4 preferred stocks produced a total return of 8.10% for the reporting period ended December 31, 2006.
  Common Stocks--Lower interest rates and declining commodity prices provided the fuel to launch a rebound rally in U.S. stocks during the later half of 2006. The Fund’s sector weightings in telecom, energy, and materials contributed positively to performance. The market showed a strong preference for value-style investing in 2006. As such, the Fund’s holdings of value stocks helped the Fund maintain competitive returns versus broad market gains.
  Real Estate Investment Trusts (REITs)--Real estate investors enjoyed yet another year of double-digit growth due to investor preference for physical assets. As measured by the Standard & Poor’s REIT Index,5 REITs produced a total return of 35.46% for 2006. The Fund’s total return was positively impacted by the strong results in REITs.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

(2) The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500/Citigroup Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. The S&P 500/Citigroup Value Index is comprised of approximately half the market capitalization of the S&P 500 that has been identified as being on the value end of the growth-value spectrum. Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

(3) Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

(4) The Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(5) The Standard & Poor’s REIT Index comprises the most actively traded REITs and is designed to measure real estate equity performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Dividend Capture Fund (continued)

## Comparison of Change in the Value of a $10,000 Investment in the Huntington Dividend Capture Fund, Trust Shares and Investment Shares

| Total Returns As of 12/31/06 | One Year Return | Annualized 3 Year Return | Annualized 5 Year Return | Annualized Inception to Date Return (1) |
|---|---|---|---|---|
| Trust | 16.03% | 10.74% | 10.39% | 10.15% |
| Investment A | 15.74% | 10.46% | 10.12% | 9.89% |
| Investment A, with load | 9.11% | 8.29% | 8.81% | 8.78% |
| Investment B | 15.21% | 9.88% | 9.56% | 9.32% |
| Investment B, with CDSC | 10.21% | 9.05% | 9.28% | 9.21% |

$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$17,583
$17,201
$16,719
$16,342
$12,643
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
12/31/06
Huntington Dividend Capture Fund, Investment A*
S&P 500†
Huntington Dividend Capture Fund, Investment B**
Huntington Dividend Capture Fund, Trust
DCIB†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge (CDSC). The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The S&P 500 and DCIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The S&P 500 and DCIB are unmanaged.

Growth Fund As of 12/31/06

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
James J. Gibboney, CFA, MBA
Senior Vice President
Martina Cheung, CFA, MBA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2006, the Huntington Growth Fund produced total returns (not including the deduction of applicable sales charges) of 8.36%, 8.11% and 7.56% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. This compared to a total return of 11.01% for the Standard & Poor’s 500/Citigroup Growth Index (S&P 500 CGI),1 the Fund’s benchmark, and a total return of 9.07% for the Russell 1000 Growth Index (RUS1G)2 for the reporting period.

The Fund was positively impacted by the general rise in stock values, particularly after the market bottomed in the middle of July. Index returns were again disparate. Growth stocks underperformed the broad market and the value segment of the stock market outperformed the growth segment. The Standard & Poor’s 500/Citigroup Value Index (S&P 500 CVI)3 returned 20.80%, while the Standard & Poor’s 500 Index (S&P 500)4 rose 15.79% for the fiscal year ended December 31, 2006.

In general, large capitalization stocks performed better than they did in 2005. The Fund’s large capitalization bias was a positive attribute to investment performance in 2006. We continued to improve the diversification5 of the Fund by reducing concentrated positions and increasing the number of holdings. The Fund held 100 securities at year-end.

The health care and information technology sectors represented over 50% of the market value of the Fund at the beginning of 2006. These two sectors generally underperformed during the fiscal year, which contributed negatively to the Fund’s performance. The Fund’s sector weighting in energy and materials contributed positively to performance in 2006. The Fund’s holdings in Hewlett Packard Co., and Schlumberger Ltd. positively impacted performance, while its holdings in Advance Micro Devices Inc. was a negative attribute to performance.

Throughout the year, activities such as reducing concentrated positions and implementing sector bias changes resulted in the realization of capital gains. Since the Fund has both taxable and non-taxable shareholders, we’ve deemed it prudent to try to strike a delicate balance between realizing capital gains and striving for investment performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 CGI is comprised of approximately half of the market capitalization of the S&P 500 that has been identified as being on the growth end of the growth-value spectrum. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index. Standard & Poor’s replaced the S&P 500/Barra Growth Index (which was discontinued) with the S&P 500/CGI, in 2006.

(2) The RUS1G measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The RUS1G is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. The index is unmanaged, and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) The S&P 500 CVI is comprised of approximately half of the market capitalization of the S&P 500 that has been identified as being on the value end of the growth-value spectrum. The index is unmanaged and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(4) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(5) Diversification does not assure a profit nor protect against loss.

Growth Fund (continued)

## Comparison of Change in the Value of a $10,000 Investment in the Huntington Growth Fund, Trust Shares and Investment Shares

| Total Returns As of 12/31/06 | One Year Return | Annualized 3 Year Return | Annualized 5 Year Return | Annualized 10 Year Return | Annualized Inception to Date Return (1) |
|---|---|---|---|---|---|
| Trust | 8.36% | 5.79% | 1.85% | 5.61% | 8.23% |
| Investment A | 8.11% | 5.53% | 1.61% | 5.34% | 7.63% |
| Investment A, with load | 1.89% | 3.47% | 0.41% | 4.72% | 7.22% |
| Investment B (2) | 7.56% | 5.01% | 1.10% | 4.71% | 6.93% |
| Investment B, with CDSC (2) | 2.91% | 4.16% | 0.77% | 4.71% | 6.93% |

$39,000
$33,000
$27,000
$21,000
$15,000
$9,000
$22,447
$19,035
$17,257
$15,861
$15,845
12/31/96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
12/31/06
Huntington Growth Fund, Investment A*
Huntington Growth Fund, Trust
Huntington Growth Fund, Investment B**
S&P 500†
S&P 500 CGI†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and S&P 500 CGI have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operation on July 3, 1989, Investment A Shares commenced operations on May 1, 1991 and Investment B Shares commenced operations on May 1, 2000.

(2) Prior to May 1, 2000, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The S&P 500 and S&P 500 CGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

Income Equity Fund As of 12/31/06

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Craig J. Hardy, CFA
Christopher G. Cwiklinski, CFA
Vice Presidents
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2006, the Huntington Income Equity Fund produced total returns (not including the deduction of applicable sales charges) of 11.36%, 11.05% and 10.52% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. These compared to a total return of 20.80% for the Standard & Poor’s 500/Citigroup Value Index (S&P 500 CVI),1 the Fund’s benchmark, and 15.79% for the Standard & Poor’s 500 Index (S&P 500).2

During 2006, the Fund was positioned relatively conservatively, with an emphasis on stocks with above-average dividend yields, reasonable dividend growth prospects and a value orientation. Also, the Fund concentrated its investments in stocks with higher financial quality, as measured by the Standard & Poor’s Earnings & Dividend Ranking.3 This combination of characteristics tended to produce total returns that were lower than the return of the S&P 500 CVI. This is the primary reason why the Fund underperformed its benchmark during 2006, a period of fairly robust stock market returns.

The sectors that contributed most positively to the performance of the Fund in 2006 were the health care sector, led by pharmaceutical companies; the energy sector, led by the integrated oil and gas stocks; and the consumer discretionary sector, led by publishing and broadcasting companies. The sectors that negatively impacted the Fund in 2006 were the telecommunications sector, with weakness in wireless telecom stocks; the information technology sector, led by the large semiconductor producers; and the industrial sector, led by various industrial machinery companies and conglomerates.

The stocks that contributed most positively to the performance of the Fund during the reporting period were Merck & Co., driven by P/E multiple expansion; Chevron Corp., Occidental Petroleum Corp. and ConocoPhillips, due to higher profits from crude oil refining and marketing; and Lincoln National Corp., which benefited from strong earnings growth. The stocks that most negatively impacted Fund performance in 2006 were Intel Corp. and Texas Instruments, which experienced a difficult market for semiconductors; Sprint Corp., which saw a flattening of earnings; and the Dow Chemical Co., which also struggled with earnings during the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 CVI is comprised of approximately half of the market capitalization of the S&P 500 that has been identified as being on the value end of the growth-value spectrum. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index. Standard & Poor’s replaced the S&P 500/Barra Value Index (which was discontinued) with the S&P 500/CVI, in 2006.

(2) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor’s earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings. The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks.

Income Equity Fund (continued)

## Comparison of Change in the Value of a $10,000 Investment in the Huntington Income Equity Fund, Trust Shares and Investment Shares

| Total Returns As of 12/31/06 | One Year Return | Annualized 3 Year Return | Annualized 5 Year Return | Annualized 10 Year Return | Annualized Inception to Date Return (1) |
|---|---|---|---|---|---|
| Trust | 11.36% | 9.10% | 6.54% | 6.98% | 8.29% |
| Investment A (2) | 11.05% | 8.82% | 6.28% | 6.72% | 8.02% |
| Investment A, with load (2) | 4.66% | 6.69% | 5.02% | 6.09% | 7.66% |
| Investment B (3) | 10.52% | 8.29% | 5.75% | 6.16% | 7.47% |
| Investment B, with CDSC (3) | 5.55% | 7.47% | 5.46% | 6.16% | 7.47% |

$37,000
$33,000
$29,000
$25,000
$21,000
$17,000
$13,000
$9,000
12/31/96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
12/31/06
$22,447
$19,641
$19,035
$18,172
$18,064
Huntington Income Equity Fund, Trust
Huntington Income Equity Fund, Investment A*
Huntington Income Equity Fund, Investment B**
S&P 500†
S&P 500 CVI†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and the S&P 500 CVI have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425). Effective May 1, 2000, the maximum sales load became 5.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operations on July 3, 1989, Investment A Shares commenced operations on May 14, 1997, and Investment B Shares commenced operations on May 1, 2000.

(2) Prior to May 14, 1997, performance is based on the performance of Trust Shares, adjusted for the Investment A Shares sales charge and 12b-1 fees.

(3) Prior to May 1, 2000, performance is based on the performance of Investment A Shares (and Trust Shares), adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The S&P 500 and the S&P 500 CVI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

International Equity Fund As of 12/31/06

Management’s Discussion of Fund Performance
Portfolio Manager: Madelynn M. Matlock, CFA,
Director of International Investments
Senior Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2006, the Huntington International Equity Fund produced total returns (not including the deduction of applicable sales charges) of 27.04%, 26.79%, and 26.09% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. This compared to the total return of 26.34% for the Morgan Stanley Capital International Europe, Far East and Australasia Index (MSCI EAFE).1 The Fund’s return, compared to the MSCI EAFE, was influenced by three main factors: its regional allocation to Europe, Asia and the Americas, its exposure to various economic sectors and the individual stocks in the portfolio.

The regional allocation of the Fund during the period favored Asian markets, including Japan, Singapore, Taiwan and India. This regional balance helped Fund performance versus the MSCI EAFE, as Pacific markets, in general, rose more than European markets and the overall index. Globally, the worst performing market was Japan, which grew by 6.20% for the year. The Fund’s portfolio had nearly a full weighting in the Japanese market as compared to the MSCI EAFE, but the individual holdings outperformed the index, which reduced the negative impact. European markets, on the other hand, lagged the overall MSCI EAFE, so the Fund’s underweight relative to the MSCI EAFE was beneficial.

The Fund’s performance was helped by its overweighting relative to the MSCI EAFE in the industrial, materials, and consumer staples sectors over most of the year, as they did relatively well at various parts of the year. The Fund’s holdings in energy stocks were decreased in the second half of the year which was beneficial as those shares lagged behind as oil prices softened. Financial stocks were underweighted relative to the MSCI EAFE in the portfolio, and they slightly outperformed the overall MSCI EAFE, which was a small negative to the Fund’s performance relative to its benchmark. Health care and technology stocks were the most notable laggard sectors in the overall MSCI EAFE. The Fund had a higher exposure to both groups, relative to the MSCI EAFE, which was a drag to overall performance.

The U.S. dollar slipped by about 8.00% versus the euro during 2006, but gained about 5.70% versus the yen. The net effect was a 5.70% boost to the MSCI EAFE return. The Fund’s stocks denominated in yen all benefited from the dollar’s slide, although the actual earnings effects on most of the companies in the portfolio was much more muted.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

The composition of the Fund’s holdings is subject to change.

(1) The MSCI EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

International Equity Fund (continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge (CDSC). The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The MSCI EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Macro 100 Fund As of 12/31/06

Management’s Discussion of Fund Performance
Investment Advisor: Huntington Asset Advisors, Inc.
Portfolio Sub-Advisor: Laffer Investments, Inc.

For the fiscal year ended December 31, 2006, the total returns (not including the deduction of applicable sales charges) for the Huntington Macro 100 Fund’s Trust Shares, Investment A Shares and Investment B Shares were 6.79%, 6.55% and 6.05% respectively, based on net asset value. This compared to the total return of 15.79% for the Standard & Poor’s 500 Index (S&P 500).1

The Fund’s underperformance versus the S&P 500 was mainly attributable to a significant underweight in the energy sector and a large overweight in the information technology sector for the year. The overall environment in 2006 was volatile. The U.S. experienced continued increasing oil and commodity prices, which created short-run financial and economic shocks. The big leader for the first quarter was the information technology sector which reversed direction significantly in July. The month of July was the most difficult month from a performance standpoint and is responsible for most of the year’s underperformance. Our proprietary models and processes led the portfolio to behave more like a large capitalization growth portfolio this year. As such, the returns for the fiscal year were far more indicative of an average large-cap growth manager. This was not a good year for large cap growth stocks overall.

The positioning of the factors used to select the securities for the Fund remained relatively consistent throughout most of the year. Overall, the portfolio was positioned for a stable but weakened U.S. dollar, a healthy and growing U.S. economy, a moderate continuation of rising short-term interest rates and improving overall state fiscal situations. The Fund modified its positions during the course of the year primarily through a shift from equal-weighted positions to capitalization-weighted positions. This led to significant allocations to financials and technology stocks at the end of the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Macro 100 Fund (continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Macro 100 Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/06	One Year Return	Annualized Inception to Date Return (1)
Trust	6.79%	8.90%
Investment A	6.55%	8.61%
Investment A, with load	0.40%	6.23%
Investment B	6.05%	8.13%
Investment B, with CDSC	1.05%	7.14%

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$13,455
$12,557
$12,002
$11,752
4/30/04
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
12/31/06
Huntington Macro 100 Fund, Investment A*
Huntington Macro 100 Fund, Trust
Huntington Macro 100 Fund, Investment B**
S&P 500†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge (CDSC). The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares, Investment A Shares and Investment B Shares commenced operations on April 30, 2004.

† The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Mid Corp America Fund As of 12/31/06

Management’s Discussion of Fund Performance
Portfolio Manager: Christopher M. Rowane, CFA, MBA
Senior Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2006, the Huntington Mid Corp America Fund produced total returns (not including the deduction of applicable sales charges) of 8.09%, 7.84% and 7.28% for the Fund’s Trust Shares, Investment A Shares and Investment B Shares respectively, based on net asset value. This compared to the Standard & Poor’s Mid Cap 400 Index (S&P 400)1 total return during the reporting period of 10.32%, the Russell Midcap Index (RMCI)2 total return during the reporting period of 15.26%, and the Lipper Mid Cap Core Average (LMCC)3 total return during the reporting period of 12.22%.

The Fund maintained a disciplined approach of selecting high quality holdings and continued utilizing the sector strategy of Huntington Asset Advisors, Inc., which focused on economic impact within equity markets. This sector weighting strategy contributed modestly to the Fund’s performance, but shifts in industry performance due to short-term market changes hampered returns versus the Fund’s benchmark. This was especially evident in the technology sector, where software and semiconductor industries caused a drag on performance. The correction that occurred in the healthcare and consumer discretionary sectors had a significantly negative impact on Fund returns as well. On the positive side, stock selection in the materials, industrials, consumer staples and utilities sectors combined with an underweighting in the consumer discretionary sector aided Fund performance. The Fund focused on the long-term sector and stock selection attributes that have aided the Fund’s performance over volatile cycles. The Fund maintained a higher number of holdings than some of its peers to provide greater diversification.4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

The composition of the Fund’s holdings is subject to change.

(1) The S&P 400 is a capitalization weighted index of common stocks representing all major industries in the mid-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

(2) The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into category indicated. They do not reflect sales charges.

(4) Diversification does not assure a profit nor protect against loss.

Mid Corp America Fund (continued)

## Comparison of Change in the Value of a $10,000 Investment in the Huntington Mid Corp America Fund, Trust Shares and Investment Shares

| Total Returns As of 12/31/06 | One Year Return | Annualized 3 Year Return | Annualized 5 Year Return (1) | Annualized Inception to Date Return (1) |
|---|---|---|---|---|
| Trust | 8.09% | 12.22% | 10.01% | 9.32% |
| Investment A | 7.84% | 11.91% | 9.73% | 9.01% |
| Investment A, with load | 1.65% | 9.71% | 8.44% | 7.91% |
| Investment B | 7.28% | 11.35% | 9.18% | 8.47% |
| Investment B, with CDSC | 2.28% | 10.54% | 8.90% | 8.36% |

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$18,123
$17,290
$16,041
$15,975
$15,972
$15,594
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
12/31/06
Huntington Mid Corp America Fund, Investment A*
Huntington Mid Corp America Fund, Trust
Huntington Mid Corp America Fund, Investment B**
RMCI†
S&P 400†
LMCC†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400, RMCI and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge (CDSC). The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The S&P 400 and RMCI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indices are unmanaged. The LMCC represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund’s performance.

New Economy Fund As of 12/31/06

Management’s Discussion of Fund Performance
Portfolio Manager: Bernard A. Shinkel, Ph.D.
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2006, the Huntington New Economy Fund produced total returns (not including the deduction of applicable sales charges) of 9.18%, 8.96% and 8.34% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. These returns were competitive with the performance of the Fund’s benchmark, the Russell 3000 Growth Index (RUS3G),1 which had a total return of 8.54% for the same period. The Fund underperformed the broader stock market index, the Standard & Poor’s 500 Index (S&P 500),2 which had a total return of 15.79% for the year.

The Fund’s competitive performance versus its benchmark was achieved by maintaining a highly diversified portfolio,3 with 153 holdings at year-end, and focusing primarily on the mid- and small-cap segments of the market.4 The Fund’s unique approach to growth investing, and its resulting sector emphasis on the high growth segments of the economy - particularly the consumer discretionary sector - further enhanced Fund performance. As always, the mandate of the Fund allowed us to invest in the leading creators and implementers of science and technology when and where the stock market appeared to dictate that it would reward such investments.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

The composition of the Fund’s holdings is subject to change.

(1) The RUS3G measures the performance of those Russell Midcap Companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Diversification does not assure a profit nor protect against loss.

(4) Small company stocks may be less liquid and subject to greater volatility than large capitalization stocks.

New Economy Fund (continued)

## Comparison of Change in the Value of a $10,000 Investment in the Huntington New Economy Fund, Trust Shares and Investment Shares

| Total Returns As of 12/31/06 | One Year Return | Annualized 3 Year Return | Annualized 5 Year Return | Annualized Inception to Date Return (1) |
|---|---|---|---|---|
| Trust | 9.18% | 14.21% | 11.71% | 10.20% |
| Investment A | 8.96% | 13.93% | 11.41% | 9.94% |
| Investment A, with load | 2.70% | 11.69% | 10.09% | 8.83% |
| Investment B | 8.34% | 13.32% | 10.87% | 9.35% |
| Investment B, with CDSC | 3.35% | 12.54% | 10.60% | 9.24% |

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$17,629
$16,745
$16,386
$12,643
$10,381
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
12/31/06
Huntington New Economy Fund, Investment A*
Huntington New Economy Fund, Trust
Huntington New Economy Fund, Investment B**
RUS3G†
S&P 500†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The RUS3G and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge (CDSC). The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The RUS3G and S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

Rotating Markets Fund As of 12/31/06

Management’s Discussion of Fund Performance
Portfolio Manager: Paul Koscik, JD
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2006, the Huntington Rotating Markets Fund produced total returns (not including the deduction of applicable sales charges) of 19.56% and 19.19% for Trust Shares and Investment A Shares, respectively, based on net asset value. This compared to the total return of 15.79% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1 for the reporting period. The Fund outperformed its benchmark in 2006 primarily due to the Fund’s significant exposure to equity markets outside of the United States. Also contributing to its outperformance was the Fund’s U.S. strategy of reducing exposure to small cap and mid cap stocks in favor of large cap stocks.

Throughout 2006, the Fund was invested in the global segment of the stock market with an emphasis on the United States, Europe and emerging markets.2 Attractive valuations in Europe coupled with growing economies, rising interest rates, and strengthening currencies helped the Morgan Stanley Capital International (MSCI) Europe Index3 and the MSCI Europe, Australasia and Far East Index (MSCI EAFE)4 return 33.10% and 26.34% respectively in 2006. Similarly, attractive valuations and very strong economic growth resulted in a total return of 29.40% for the MSCI Emerging Markets Index in 2006.5

The Fund shifted its emphasis in the United States from a mid cap and small cap bias to one favoring the large cap segment of the stock market. This helped Fund performance as the Standard & Poor’s Mid Cap 400 Index6 and the Standard & Poor’s Small Cap 600 Index7 returned only 10.32% and 15.12%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries.

(3) The MSCI Europe Index is an unmanaged, market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 16 countries in the European region. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(4) The MSCI EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(5) The MSCI Emerging Markets Index is an unmanaged market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(6) The Standard & Poor’s Mid Cap 400 Index is an unmanaged capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(7) The Standard & Poor’s Small Cap 600 Index is an unmanaged capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Rotating Markets Fund (continued)

## Comparison of Change in the Value of a $10,000 Investment in the Huntington Rotating Markets Fund, Trust Shares and Investment Shares

| Total Returns As of 12/31/06 | One Year Return | Annualized 3 Year Return | Annualized 5 Year Return | Annualized Inception to Date Return (1) |
|---|---|---|---|---|
| Trust | 19.56% | 13.55% | 9.00% | 5.89% |
| Investment A | 19.19% | 13.27% | 8.74% | 5.63% |
| Investment A, with load | 12.36% | 11.06% | 7.45% | 4.53% |

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$13,833
$12,853
$12,524
5/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
12/31/06
Huntington Rotating Markets Fund, Investment A*
S&P 500†
Huntington Rotating Markets Fund, Trust

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

(1) The Fund commenced operations for all classes on May 1, 2001.

† The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Situs Small Cap Fund As of 12/31/06

Management’s Discussion of Fund Performance
Portfolio Manager: B. Randolph Bateman, CFA
Chief Investment Officer
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2006, the Huntington Situs Small Cap Fund produced total returns (not including the deduction of applicable sales charges) of 10.73%, 10.50% and 9.93% for Trust Shares, Investment A Shares and Investment B Shares, based upon net asset value. This compared to a total return of 15.12% for the Standard & Poor’s Small Cap 600 Index (S&P 600),1 the Fund’s benchmark index, for the reporting period. The Fund also underperformed the broader stock market index, the Standard & Poor’s 500 Index (S&P 500),2 which had a total return of 15.79% for the year.

The timing of cash flows and sector weightings were primarily responsible for the Fund’s underperformance for the reporting period. The Fund enjoyed significant asset growth in 2006 as a result of the diversification that the Fund provides to most investors, its high Morningstar Rating and its past performance record. Unfortunately, as is the case with most investments, timing of the cash flow is critical, and the timing of these flows into the Fund occurred during market peaks. As a result, throughout the year portfolio holdings were purchased during periods when the stocks were at high prices. Secondarily, there were significant swings in the relative performance of sectors within the Fund. For example, the Fund maintained an overweight position in the energy sector during the entire fiscal year. Due to the price swings of oil during the year, the emphasis primarily hurt Fund performance relative to its benchmark. At the end of the fiscal year, oil prices declined as a result of warmer than expected weather and excess supply.

The Fund’s Trust Shares earned a 5-star Overall Morningstar Rating™ out of 489 funds in the Small Blend category based on risk-adjusted total return as of December 31, 2006, and the Investment A Shares and B Shares earned a 4-star Overall Morningstar Rating™. The overall rating is derived from a weighted average of the Fund’s three-, five-, and ten-year average annual returns, as applicable.3

The Fund’s performance was positively influenced by its significant diversification4 throughout the year. Fund management believed that merger and acquisition activity would continue to exert a major emphasis on the small cap environment creating an opportunity to own stocks whose companies were acquired by larger entities. Consequently, the Fund expanded the number of holdings in anticipation of increasing potential targets. In fact, nine of the Fund’s holdings experienced takeovers which occurred or were announced during 2006. As customary, the Fund focused on those companies whose securities would be positively impacted by a geographical advantage over their competition, such as favorable tax treatment (including tax incentives) or opportunities afforded due to the proximity to a region that is experiencing significant immigration.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

The composition of the Fund’s holdings is subject to change.

(1) The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged, and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The S&P 500 is a capitalization weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made in an index.

(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For the 3-year period ended 12/31/06, Trust Shares received 5 stars, and was rated among 489 funds and the Investment A Shares and Investment B Shares received 4 stars and were rated among 489 funds. Past performance is no guarantee of future results.

(4) Diversification does not assure a profit nor protect against loss.

© 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Situs Small Cap Fund (continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Situs Small Cap Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/06	One Year Return	Annualized 3 Year Return	Cumulative Inception to Date Return (1)
Trust	10.73%	17.55%	20.93%
Investment A	10.50%	17.27%	20.64%
Investment A, with load	4.17%	14.97%	18.97%
Investment B	9.93%	16.69%	20.04%
Investment B, with CDSC	4.93%	15.95%	19.78%

$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$22,437
$22,139
$21,540
$20,931
$18,795
9/30/02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
12/31/06
Huntington Situs Small Cap Fund, Investment A*
Huntington Situs Small Cap Fund, Trust
S&P 500†
Huntington Situs Small Cap Fund, Investment B**
S&P 600†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge (CDSC). The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on September 30, 2002.

† The S&P 600 and S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

Fixed Income Securities Fund As of 12/31/06

Management’s Discussion of Fund Performance
Portfolio Manager: Kirk Mentzer, MBA
Senior Vice President and Director of Research
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2006, the Huntington Fixed Income Securities Fund produced total returns (not including the deduction of applicable sales charges) of 3.74%, 3.53% and 3.02%, for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. These returns were in line with the Fund’s benchmark, the Lehman Brothers Government/Credit Bond Index (LBGCBI),1 which had a total return of 3.78% for the same period. The returns were also comparable to the 4.06% total return of the Lipper Intermediate Investment Grade Debt Funds Average,2 the Fund’s peer group.

Bond yields declined steadily throughout the second half of 2006 on slower economic growth, declining inflation expectations and belief that the Federal Reserve Board would soon lower interest rates (although that was not our view). Broad market indices produced their best showing in five years which positively influenced the Fund’s performance. Sector performance was led by mortgage and corporate sectors that overall outperformed Treasury markets by 140 basis points. Abundant liquidity permitted many assets to rise in value simultaneously, while fueling a mergers and acquisitions and leveraged buyout (LBO) boom.

Positive contributors to Fund performance included tactical purchases, upgrading portfolio quality, and avoiding acquisition-prone industries. Detractors from performance mainly came from the corporate bond market in the form of damaging takeover activity. Typically, LBOs benefit equity holders because a takeover premium is offered to entice shareholders into agreeing to the change of control. However, LBO activity is often proportionately detrimental for bondholders because the premium paid to shareholders is usually financed with debt. These situations are extremely difficult to anticipate; however, we carefully took steps to lessen further the Fund’s exposure to LBO activity by avoiding consolidating industries, focusing on larger capitalization company bonds, and increasing diversification.3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

The composition of the Fund’s holdings is subject to change.

(1) The LBGCBI comprises bonds that are investment grade rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, if unrated by Moody’s. Issues must have at least one year to maturity. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges

(3) Diversification does not assure a profit nor protect against loss.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Fixed Income Securities Fund (continued)

## Comparison of Change in the Value of a $10,000 Investment in the Huntington Fixed Income Securities Fund, Trust Shares and Investment Shares

| Total Returns As of 12/31/06 | One Year Return | Annualized 3 Year Return | Annualized 5 Year Return | Annualized 10 Year Return | Annualized Inception to Date Return (1) |
|---|---|---|---|---|---|
| Trust | 3.74% | 2.89% | 4.14% | 5.19% | 6.26% |
| Investment A | 3.53% | 2.63% | 3.88% | 4.93% | 5.82% |
| Investment A, with load | (1.40)% | 0.98% | 2.87% | 4.42% | 5.49% |
| Investment B (2) | 3.02% | 2.13% | 3.36% | 4.27% | 5.08% |
| Investment B, with CDSC (2) | (1.97)% | 1.19% | 3.01% | 4.27% | 5.08% |

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$18,348
$16,588
$15,413
$15,195
12/31/96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
12/31/06
Huntington Fixed Income Securities Fund, Investment A*
Huntington Fixed Income Securities Fund, Trust
Huntington Fixed Income Securities Fund, Investment B**
LBGCBI†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBGCBI has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operations on July 3, 1989, Investment A Shares commenced operations on May 1, 1991, and Investment B Shares commenced operations on May 1, 2000.

(2) Prior to May 1, 2000, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LBGCBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Intermediate Government Income Fund As of 12/31/06

Management’s Discussion of Fund Performance
Portfolio Manager: William G. Doughty, MBA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2006, the Huntington Intermediate Government Income Fund produced total returns (not including the deduction of applicable sales charges) of 3.51%, 3.25%, and 2.84% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. This compared with the Lehman Brothers Intermediate Government/Credit Index (LBIGC) total return of 4.08%,1 the Merrill Lynch U.S. Treasurys/Agencies 1-10 Years Index (MLTA 1-10) total return of 3.86%2 and the Lipper Short-Intermediate Government Funds Average3 of 3.51% for the same period.

During 2006, the Lehman Brothers U.S. Aggregate Index,4 which represents a broad market, produced a total return of 4.33% during the fiscal year. Sector performance favored higher quality/lower risk with top honors going to mortgages and asset-backed securities, followed by corporates and agencies. The Fund benefited from overweight positions in both agencies and mortgage-backed securities during the reporting period. The Fund’s underperformance against its benchmark index, the LBIGC, was due the shorter duration of the Fund’s portfolio.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

The composition of the Fund’s holdings is subject to change.

(1) The LBIGC is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The MLTA 1-10 tracks the current 10-year Treasury securities. This index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(4) The Lehman Brothers U.S. Aggregate Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Intermediate Government Income Fund (continued)

## Comparison of Change in the Value of a $10,000 Investment in the Huntington Intermediate Government Income Fund, Trust Shares and Investment Shares

| Total Returns As of 12/31/06 | One Year Return | Annualized 3 Year Return | Annualized 5 Year Return | Annualized 10 Year Return | Annualized Inception to Date Return (1) |
|---|---|---|---|---|---|
| Trust | 3.51% | 2.50% | 3.62% | 5.03% | 5.39% |
| Investment A | 3.25% | 2.24% | 3.36% | 4.76% | 5.19% |
| Investment A, with load | (1.63)% | 0.60% | 2.36% | 4.25% | 4.85% |
| Investment B (2) | 2.84% | 1.74% | 2.85% | 4.25% | 4.67% |
| Investment B, with CDSC (2) | (2.14)% | 0.80% | 2.50% | 4.25% | 4.67% |

$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$17,572
$16,976
$16,331
$15,170
$15,152
12/31/96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
12/31/06
Huntington Intermediate Government Income Fund, Investment A*
Huntington Intermediate Government Income Fund, Trust
Huntington Intermediate Government Income Fund, Investment B**
LBIGC†
MLTA 1-10†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBIGC and MLTA 1-10 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares and Investment A Shares commenced operations on December 2, 1991. Investment B Shares commenced operations on May 12, 2003.

(2) Prior to May 12, 2003, performance is based on the performance of Investment A Shares adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LBIGC and MLTA 1-10 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

Michigan Tax-Free Fund As of 12/31/06

Management’s Discussion of Fund Performance
Portfolio Manager: Kathy Stylarek
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2006, the Huntington Michigan Tax-Free Fund produced total returns (not including the deduction of applicable sales charges) of 2.52%, 2.27% and 1.76%, for Trust Shares, Investment A Shares and Investment B Shares respectively, based on net asset value. The return of the Fund’s peer group, the Lipper Other States Intermediate Municipal Debt Funds Average,1 was 3.33% for the same period. The Fund’s benchmark, the Lehman Brothers 7-Year Municipal Bond Index (LB7MB),2 had a total return of 3.98% for the reporting period. The Fund was positioned more defensively than its benchmark with a shorter duration, resulting in relative underperformance. The Fund was positioned with this shorter duration of 4.3 years in an effort to reduce interest rate risk.3

The Fund was positively impacted by the strong performance of municipals in 2006. Municipal bonds maintained 75-95% of their value versus Treasury yields in 20064 as compared to historical average levels of value which, as a percentage of Treasurys, were 74%. The number of new deals continued to increase throughout the fiscal year.

In general, the low quality bond sector did fairly well in 2006, but showed a great deal of volatility. However, the Fund’s steady performance resulted from the higher quality, general obligation and essential service bonds. The yield spread between low quality and high quality bonds continued to tighten in 2006 from a historical standpoint. In 2006, the best predictable value was from the highest quality municipal bonds, which positively affected the Fund’s performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

The composition of the Fund’s holdings is subject to change.

(1) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(2) The LB7MB is comprised of intermediate term, investment grade, tax-exempt bonds with maturities between 6 and 8 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

(3) Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations

(4) Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Income generated by this Fund may be subject to the federal alternative minimum tax.

Michigan Tax-Free Fund (continued)

## Comparison of Change in the Value of a $10,000 Investment in the Huntington Michigan Tax-Free Fund, Trust Shares and Investment Shares

| Total Returns As of 12/31/06 | One Year Return | Annualized 3 Year Return | Annualized 5 Year Return | Annualized 10 Year Return | Annualized Inception to Date Return (1) |
|---|---|---|---|---|---|
| Trust | 2.52% | 1.45% | 3.18% | 3.89% | 4.66% |
| Investment A | 2.27% | 1.19% | 2.92% | 3.63% | 4.46% |
| Investment A, with load | (2.61)% | (0.45)% | 1.93% | 3.13% | 4.13% |
| Investment B (2) | 1.76% | 0.72% | 2.41% | 3.12% | 3.94% |
| Investment B, with CDSC (2) | (3.23)% | (0.24)% | 2.04% | 3.12% | 3.94% |

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$16,641
$14,639
$13,609
$13,593
12/31/96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
12/31/06
Huntington Michigan Tax-Free Fund, Investment A*
Huntington Michigan Tax-Free Fund, Investment B**
Huntington Michigan Tax-Free Fund, Trust
LB7MB†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB7MB has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares and Investment A Shares commenced operations on December 2, 1991. Investment B Shares commenced operations on May 19, 2003.

(2) Prior to May 19, 2003, performance is based on the performance of Investment A Shares, adjusted for Investment B Shares 12b-1 fees and CDSC.

† The LB7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Mortgage Securities Fund As of 12/31/06

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
William G. Doughty, MBA
Vice President
Gustave J. Seasongood
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2006, the Huntington Mortgage Securities Fund produced total returns (not including the deduction of applicable sales charges) of 6.06%, 5.74%, and 5.33% for the Fund’s Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. This compared to a total return of 5.22% for the Fund’s benchmark, the Lehman Brothers Mortgage Backed Securities Index (LBMBSI)1 and the Lipper U.S. Mortgage Funds Average2 total return of 4.33% for the same reporting period.

During 2006, the Fund’s investment in Real Estate Investment Trusts (REITs) contributed positively to performance versus its benchmark index. As measured by the Standard & Poor’s REIT Index,3 REITs produced a total return of 35.46% for 2006 and the Fund had a portfolio weighting in REITs of 9.9% at year-end. Performance was also helped by the selection of both mortgage-backed securities (MBS) and collateralized mortgage obligations during the Fund’s fiscal year. Due to the slow down of refinancing in the mortgage market, and an increase in demand for yield products by large domestic banks and foreign central banks, yield spreads tightened for MBS products versus Treasurys during the year. Mortgages had a return of 5.32% for the year as measured by the Merrill Lynch Mortgage Master Index,4 compared to a total return of 3.14% for Treasurys as measured by the Merrill Lynch U.S. Treasury Master Index.5 These two factors were the main contributors to the Fund outperforming its benchmark.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

(1) The LBMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges

(3) Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity. The Standard & Poor’s REIT Index is comprised of real estate investment trusts. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

(4) The Merrill Lynch Mortgage Master Index consists of fixed-rate, coupon-bearing pools of mortgage pass-through securities that have various maturities. The amount outstanding in each agency/type/coupon subdivision of the mortgage index must be greater than or equal to $200 million. Collateralized mortgage obligations are excluded to avoid double-counting. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(5) The Merrill Lynch Treasury Master Index consists of bonds with an outstanding par that is greater than or equal to $25 million, a maturity range greater than or equal to one year, and fixed rate coupons greater than 4.25%. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Mortgage Securities Fund (continued)

## Comparison of Change in the Value of a $10,000 Investment in the Huntington Mortgage Securities Fund, Trust Shares and Investment Shares

| Total Returns As of 12/31/06 | One Year Return | Annualized 3 Year Return | Annualized 5 Year Return | Annualized 10 Year Return | Annualized Inception to Date Return (1) |
|---|---|---|---|---|---|
| Trust | 6.06% | 4.61% | 5.68% | 6.24% | 6.12% |
| Investment A | 5.74% | 4.34% | 5.40% | 5.97% | 5.88% |
| Investment A, with load | 0.77% | 2.67% | 4.37% | 5.46% | 5.53% |
| Investment B (2) | 5.33% | 3.81% | 4.40% | 5.44% | 5.35% |
| Investment B, with CDSC (2) | 0.33% | 2.87% | 3.73% | 5.44% | 5.35% |

$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$18,311
$18,179
$17,005
$16,977
12/31/96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
12/31/06
Huntington Mortgage Securities Fund, Investment A*
Huntington Mortgage Securities Fund, Trust
Huntington Mortgage Securities Fund, Investment B**
LBMBSI†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares and Investment A Shares commenced operations on June 2, 1992 and Investment B Shares commenced operations on May 13, 2003.

(2) Prior to May 13, 2003, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LBMBSI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Ohio Tax-Free Fund As of 12/31/06

Management’s Discussion of Fund Performance
Portfolio Manager: Kathy Stylarek
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2006, the Huntington Ohio Tax-Free Fund produced total returns (not including the deduction of applicable sales charges) of 2.59%, 2.29% and 1.78%, for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. These returns were comparable to the 2.94% return for the same period for the Lipper Ohio Intermediate Municipal Debt Funds Average,1 the Fund’s peer group. The Fund’s benchmark, the Lehman Brothers 7-Year Municipal Bond Index (LB7MB)2 had a total return of 3.98% for the reporting period. The Fund was positioned more defensively than its benchmark with a shorter duration, resulting in relative underperformance. The Fund was positioned with this shorter duration of 4.3 years in an effort to reduce interest rate risk.3

The Fund was positively impacted by the strong performance of municipals in 2006. Municipal bonds maintained 75-95% of their value versus Treasury yields in 20064 as compared to historical average levels of value, which as a percentage of Treasurys, were 74%. The number of new deals continued to increase throughout the fiscal year.

In general, the low quality bond sector did fairly well in 2006, but showed a great deal of volatility. However, the Fund’s steady performanceresulted from the higher quality, general obligation and essential service bonds in its portfolio. The yield spread between low quality and high quality bonds continued to tighten in 2006 from a historical standpoint. In 2006, the best predictable value was from the highest quality municipal bonds, which positively affected the Fund’s performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

The composition of the Fund’s holdings is subject to change.

(1) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(2) The LB7MB is comprised of intermediate term, investment grade, tax-exempt bonds with maturities between 6 and 8 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

(3) Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations

(4) Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Income generated by this Fund may be subject to the federal alternative minimum tax.

Ohio Tax-Free Fund (continued)

## Comparison of Change in the Value of a $10,000 Investment in the Huntington Ohio Tax-Free Fund, Trust Shares and Investment Shares

| Total Returns As of 12/31/06 | One Year Return | Annualized 3 Year Return | Annualized 5 Year Return | Annualized 10 Year Return | Annualized Inception to Date Return (1) |
|---|---|---|---|---|---|
| Trust | 2.59% | 1.65% | 3.28% | 3.81% | 4.78% |
| Investment A | 2.29% | 1.40% | 3.02% | 3.55% | 4.19% |
| Investment A, with load | (2.56)% | (0.23)% | 2.03% | 3.05% | 3.87% |
| Investment B (2) | 1.78% | 0.89% | 2.50% | 3.03% | 3.67% |
| Investment B, with CDSC (2) | (3.20)% | (0.05)% | 2.14% | 3.03% | 3.67% |

$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$16,641
$14,535
$13,503
$13,483
12/31/96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
12/31/06
Huntington Ohio Tax-Free Fund, Investment A*
Huntington Ohio Tax-Free Fund, Investment B**
Huntington Ohio Tax-Free Fund, Trust
LB7MB†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB7MB has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operations on October 18, 1988, Investment A Shares commenced operations on May 1, 1991 and Investment B Shares commenced operations on May 2, 2003.

(2) Prior to May 2, 2003, performance is based on the performance of Investment A Shares adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LB7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Short/Intermediate Fixed Income Securities Fund As of 12/31/06

Management’s Discussion of Fund Performance
Portfolio Manager: William G. Doughty, MBA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2006, the Huntington Short/Intermediate Fixed Income Securities Fund produced total returns (not including the deduction of applicable sales charges) of 3.70% and 3.44%, for the Fund’s Trust Shares and Investment A Shares, respectively, based on net asset value. This compared with the Merrill Lynch 1-5 Year Government/Corporate Credit Index (ML 1-5YGC) total return of 4.24%1 and the Lipper Short-Intermediate Investment Grade Debt Fund Average of 3.72%2 for the same period.

Overall, performance of the Fund for 2006 was in line with other similar funds, but trailed the ML 1-5YGC due to its shorter duration.3 During 2006, corporate bonds had another good year with a 4.37% return versus the return for two-year Treasury securities of 3.81%.4 At fiscal year end, the Fund held 57.3% of its portfolio in corporate bonds and 41.7% in U.S. Government agencies. The Fund’s zero allocation to Treasuries contributed to a positive gain in sector allocation as spreads to Treasuries tightened during the fiscal year. Overweights in the industrials, utility and finance area helped overall Fund returns, while overweights to U.S. Government agencies hindered Fund performance. During 2006, while merger activity was a major risk to bond investors, the Fund’s portfolio was upgraded by selling lower rated securities and buying better quality assets, and reducing exposure to certain corporates, while increasing exposure to federal agencies.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

The composition of the Fund’s holdings is subject to change.

(1) The ML 1-5YGC trades short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 4.99 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3) Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

(4) Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Short/Intermediate Fixed Income Securities Fund (continued)

## Comparison of Change in the Value of a $10,000 Investment in the Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares and Investment Shares

| Total Returns As of 12/31/06 | One Year Return | Annualized 3 Year Return | Annualized 5 Year Return | Annualized 10 Year Return | Annualized Inception to Date Return (1) |
|---|---|---|---|---|---|
| Trust | 3.70% | 1.70% | 2.67% | 4.24% | 5.54% |
| Investment A (2) | 3.44% | 1.45% | 2.44% | 3.99% | 5.28% |
| Investment A, with load (2) | 1.90% | 0.95% | 2.13% | 3.84% | 5.19% |

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
12/31/06
$16,785
$15,147
$14,570
Huntington Short/Intermediate Fixed Income Securities Fund, Investment A*
Huntington Short/Intermediate Fixed Income Securities Fund, Trust
ML 1-5YGC†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 1.50% sales charge for the Investment A Shares.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The ML1-5YGC has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 1.50% ($10,000 investment minus $150 sales load = $9,850).

(1) Trust Shares commenced operations on July 3, 1989 and Investment A Shares commenced operations on May 9, 2003.

(2) Prior to May 9, 2003, performance is based on the performance of Trust Shares adjusted for the Investment A Shares 12b-1 fees and sales charge.

† The ML 1-5YGC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

HuntingtonFloridaTax-Free Money Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Demand Notes	79.3%
General Market Notes	18.6%
Cash	1.8%
Other Assets in Excess of Liabilities	0.3%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying "industry concentration" as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Principal Amount or Share		Value
Municipal Bonds -- 97.9%
Florida -- 96.9%
$700,000	Alachua County, FL, Health Facilities Authority Revenue, 3.990%, 12/1/12**	$700,000
1,545,000	Brevard County, FL, Health Facilities Authority Revenue (LOC-Suntrust Bank), 3.990%, 8/1/14**	1,545,000
300,000	Broward County, FL, Educational Facilities Authority Revenue, 3.990%, 4/1/24**	300,000
1,100,000	Broward County, FL, Educational Facilities Authority Revenue, 3.910%, 11/1/31**	1,100,000
400,000	Broward County, FL, G.O., 5.000%, 1/1/07	400,000
330,000	Broward County, FL, School Board, Certificate Participation (FSA Ins), 3.900%, 7/1/21**	330,000
500,000	Charlotte County, FL, Utility Revenue, Series B, 3.900%, 10/1/21**	500,000
1,010,000	Collier County, FL, Educational Facilities Revenue, 3.960%, 4/1/28**	1,010,000
1,400,000	Collier County, FL, Health Facilities Authority Revenue (LOC-JP Morgan Chase Bank), 3.980%, 1/1/35**	1,400,000
1,400,000	Collier County, FL, Health Facility Authority Revenue (LOC-Wachovia Bank N.A.), 3.910%, 12/1/24**	1,400,000
1,000,000	Dade County, FL, Water & Sewer Systems Revenue (FGIC Ins), 3.890%, 10/5/22**	1,000,000
450,000	Duval County, FL, Housing Finance Authority Revenue (LOC-U.S. Bank N.A.), 3.920%, 7/1/25**	450,000
480,000	Florida State Board of Education G.O., 4.000%, 7/1/07	480,802
1,000,000	Florida State Board of Education, Series B, G.O., 5.000%, 1/1/07	1,000,000
800,000	Florida State Department of Environmental Protection Preservation Revenue (AMBAC Ins), 3.890%, 7/1/25**	800,000
415,000	Florida State Department of Environmental Protection Preservation Revenue (AMBAC Ins), 3.900%, 7/1/25**	415,000
375,000	Fort Lauderdale, FL, Crest Prep School Project Revenue, (FSA Ins), 3.900%, 6/1/32**	375,000
1,000,000	Gulf Coast University, FL, Capital Improvements Revenue, 4.030%, 12/1/33**	1,000,000
800,000	Highlands County, FL, Health Facilities Authority Revenue, 3.900%, 12/1/26**	800,000
200,000	Hillsboro Court, FL, G.O., 5.000%, 11/1/12 O.I.D.	204,375
1,000,000	Indian River County, FL, G.O. (MBIA Ins), 4.000%, 7/1/07	1,001,976
500,000	Indian Trace, FL, Community Development District (Special Assessment) (MBIA Ins), 4.625%, 5/1/07	501,620
1,100,000	Jacksonville, FL, Capital Projection Revenue, 3.860%, 10/1/34**	1,100,000
900,000	Jacksonville, FL, Health Facilities Authority Revenue (LOC-Bank of America N.A.), 3.990%, 8/15/33**	900,000
400,000	Jacksonville, FL, Health Facilities Authority Revenue (LOC-Suntrust Bank), 3.990%, 10/1/15**	400,000
500,000	Jacksonville, FL, Health Facilities Authority Revenue (Wachovia Bank N.A.), 3.950%, 8/15/21**	500,000
600,000	Jacksonville, FL, Health Facilities Authority Revenue, Genesis Rehabilitation Hospital, 4.000%, 5/1/21**	600,000
150,000	Leon County, FL, Certificate Participation, 4.000%, 7/1/07	150,339
690,000	Leon County, FL, School District, G.O., 4.500%, 7/1/07	693,327
2,000,000	North Broward County, FL, Hospital District Revenue (MBIA Ins), 3.900%, 1/15/27**	2,000,000
1,290,000	Orange County, FL, Educational Facilities Authority Revenue (LOC-Bank of America N.A.), 3.990%, 5/1/31**	1,290,000
1,200,000	Orlando & Orange County Authority, FL, Expressway Revenue, 3.880%, 7/1/25**	1,200,000
500,000	Orlando & Orange County Expressway Revenue, 3.880%, 7/1/40**	500,000
600,000	Orlando & Orange County, FL, Expressway Authority Revenue, 3.870%, 7/1/40**	600,000
500,000	Palm Beach County, FL, Housing Finance Authority Revenue, 3.910%, 11/1/07**	500,000
1,000,000	Palm Beach County, FL, Revenue, 5.000%, 8/1/07	1,007,571
200,000	Palm Beach County, FL, Revenue (LOC-Northern Trust Co.), 3.930%, 5/1/25**	200,000
1,050,000	Palm Beach County, FL, Revenue (LOC-Northern Trust Co.), 3.930%, 3/1/30**	1,050,000
700,000	Palm Beach County, FL, Revenue (LOC-Northern Trust Co.), 3.910%, 11/1/36**	700,000
600,000	Palm Beach County, FL, School Board Certificate Participation, Series B (FSA Ins), 3.890%, 8/1/27**	600,000
500,000	Palm Beach County, FL, Solid Waste Revenue, 6.000%, 10/1/07	509,022
500,000	Pinellas County, FL, Health Facilities Authority Revenue, 3.910%, 11/15/33**	500,000
700,000	Pinellas County, FL, Health Facilities Authority Revenue (AMBAC Ins), 4.000%, 12/1/15**	700,000
500,000	Pinellas County, FL, Health Facilities Authority Revenue (FSA Ins), 3.910%, 11/15/33**	500,000
1,200,000	Pinellas County, FL, Health Facilities Authority Revenue (LOC-Suntrust Bank), 3.990%, 7/1/34**	1,200,000
500,000	Sarasota County, FL, Health Facilities Authority Revenue (LOC-Bank of America N.A.), 3.930%, 7/1/35**	500,000
400,000	Sarasota County, FL, Hospital Improvements Revenue, Series A, 4.000%, 7/1/37**	400,000
500,000	Seminole County, FL, School Board Certificate Participation, Series B (FSA Ins), 4.000%, 7/1/07	501,257
700,000	University of North Florida, Foundation, Inc. Revenue (LOC-Wachovia Bank N.A.), 4.030%, 5/1/28**	700,000
1,100,000	Volusia County, FL, Housing Finance Authority Refunding Revenue (Fannie Mae Ins), 3.900%, 1/15/32**	1,100,000
1,000,000	West Palm Beach, FL, Utility System Revenue (FGIC Ins), 3.880%, 10/1/29**	1,000,000
		38,315,289
Texas -- 1.0%
400,000	Williamson County, TX, Revenue, 5.000%, 2/15/07	400,633

Total Municipal Bonds (Cost $38,715,922)		38,715,922

Cash Equivalent -- 1.8%
717,847	Fidelity Institutional Tax-Exempt Fund 3.650% (e)	717,847

Total Cash Equivalent (Cost $717,847)		717,847

Total Investments (Cost $39,433,769) (a) -- 99.7%		39,433,769

Other Assets in Excess of Liabilities -- 0.3%		132,285

Net Assets -- 100.0%		$39,566,054

See Notes to Portfolio of Investments, page 78.

Huntington Money Market Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
U.S Government Agencies	87.8%
Commercial Paper	11.5%
Repurchase Agreements	0.7%
Cash	0.4%
Liabilities in Excess of Other Assets	(0.4)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying "industry concentration"; as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Principal Amount		Value
U.S. Government Agencies -- 87.8%
Federal Farm Credit Bank -- 22.2%
$13,604,000	5.130%, 1/9/07	$13,588,491
15,000,000	5.120%, 1/11/07	14,978,667
20,000,000	5.140%, 1/26/07	19,928,611
18,500,000	5.140%, 2/13/07	18,386,420
20,000,000	5.130%, 2/28/07	19,834,700
15,000,000	5.100%, 3/9/07	14,857,625
27,073,000	5.110%, 3/16/07	26,788,628
16,968,000	5.140%, 3/23/07	16,771,765
35,000,000	5.090% - 5.130%, 1/5/07	34,980,117
30,000,000	5.130% - 5.160%, 1/12/07	29,952,792

		210,067,816

Federal Home Loan Bank -- 25.1%
15,000,000	5.080%, 1/4/07	14,993,650
5,914,000	5.120%, 1/16/07	5,901,383
15,000,000	5.070%, 1/18/07	14,964,088
15,000,000	5.100%, 1/19/07	14,961,788
20,000,000	5.130%, 1/22/07	19,940,150
15,000,000	5.150%, 1/23/07	14,952,773
20,000,000	5.150%, 1/24/07	19,934,194
15,000,000	5.130%, 1/26/07	14,946,563
20,000,000	5.130%, 1/29/07	19,920,200
20,000,000	5.050%, 2/6/07	19,899,000
20,000,000	5.160%, 2/23/07	19,848,067
15,000,000	5.160%, 3/15/07	14,843,202
43,249,000	5.140% - 5.150%, 1/10/07	43,193,368

		238,298,426

Federal Home Loan Mortgage Corporation -- 32.1%
15,000,000	5.140%, 1/3/07	14,995,713
15,000,000	5.090%, 1/9/07	14,983,050
20,000,000	5.150%, 1/25/07	19,931,333
15,000,000	5.140%, 1/30/07	14,937,892
30,000,000	5.150%, 2/1/07	29,867,087
20,000,000	5.140%, 2/2/07	19,908,622
15,000,000	5.120%, 2/5/07	14,925,333
20,000,000	5.140%, 2/8/07	19,891,489
5,029,000	5.130%, 2/20/07	4,993,168
10,000,000	5.130%, 2/23/07	9,924,475
25,000,000	5.140%, 2/26/07	24,800,033
15,000,000	5.150%, 2/27/07	14,877,806
15,000,000	5.130%, 3/1/07	14,873,888
20,000,000	5.150%, 3/5/07	19,819,575
20,000,000	5.130%, 3/6/07	19,817,458
15,000,000	5.160%, 3/20/07	14,832,463
30,000,000	5.140% - 5.150%, 2/9/07	29,832,869

		303,212,254

Federal National Mortgage Association -- 8.4%
15,000,000	5.150%, 1/8/07	14,984,979
15,000,000	5.140%, 1/16/07	14,967,875
15,000,000	5.140%, 1/17/07	14,965,733
20,000,000	5.150%, 2/7/07	19,894,139
15,000,000	5.160%, 3/21/07	14,830,315

		79,643,041

Total U.S. Government Agencies (Cost $831,221,537)		831,221,537

Commercial Paper -- 11.5%
Financials -- 11.5%
20,000,000	AIG Funding Inc., 5.210%, 1/8/07	19,979,738
20,000,000	Bank of America Corp., 5.260%, 3/2/07	19,824,667
20,000,000	General Electric Capital Corp., 5.230%, 2/21/07	19,851,817
15,000,000	International Bank for Reconstruction & Development, 5.150%, 1/11/07	14,978,542
15,000,000	Merrill Lynch & Co., Inc., 5.210%, 2/12/07	14,908,825
20,000,000	Morgan Stanley & Co., 5.240%, 2/16/07	19,866,089

Total Commercial Paper (Cost $109,409,678)		109,409,678

Cash Equivalent -- 0.4%
$4,000,000	Meeder Institutional Money Market Fund 5.050% (e)	$4,000,000

Total Cash Equivalent (Cost $4,000,000)		4,000,000

Repurchase Agreements -- 0.7%
6,615,500	Morgan Stanley & Co., 5.170%, dated 12/29/06, due 1/3/07, repurchase price $6,620,250 (Fully collateralized by U.S. Treasury securities)	6,615,500

Total Repurchase Agreements (Cost $6,615,500)		6,615,500

Total Investments (Cost $951,246,715) (a) -- 100.4%		951,246,715

Liabilities in Excess of Other Assets -- (0.4)%		(3,634,214)

Net Assets -- 100.0%		$947,612,501

See Notes to Portfolio of Investments, page 78.

Huntington Ohio Municipal Money Market Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Demand Notes	64.8%
General Market Notes	23.6%
Commercial Paper	2.5%
Cash	7.1%
Other Assets in Excess of Liabilities	2.0%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying "industry concentration" as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Principal Amount or Shares		Value
Municipal Bonds -- 88.4%
Ohio -- 88.4%
$1,475,000	Anthony Wayne, OH, Local School District, G.O., BAN, 4.625%, 5/17/07	$1,478,588
2,000,000	Ashland, OH, Improvement Notes, (Various Purposes), 5.000%, 5/24/07	2,009,436
2,350,000	Ashland, OH, Improvement Notes, (Various Purposes), 4.500%, 7/11/07	2,357,867
960,000	Avon Lake, OH, Water Utility Notes, G.O., 4.750%, 7/24/07	964,649
100,000	Bay Village, OH, City School District Refunding, G.O., 4.000%, 12/1/07	100,460
835,000	Butler County, OH, Capital Funding Revenue, Series A, (LOC - U.S. Bank), 3.930%, 6/1/35**	835,000
800,000	Butler County, OH, Hospital Facilities Refunding Revenue (LOC - JP Morgan Chase Bank), 3.930%, 11/1/10**	800,000
400,000	Butler County, OH, Hospital Facilities Revenue, (Middletown Regional Hospital), (LOC - JP Morgan Chase Bank), 3.930%, 11/1/10**	400,000
370,000	Canal Winchester, OH, Local School District Refunding, Series B, G.O., 4.500%, 11/27/07	372,774
1,000,000	Cleveland, OH, Cuyahoga County Port Authority Revenue, 3.950%, 1/1/34**	1,000,000
1,910,000	Cleveland, OH, Income Tax Revenue, (AMBAC Ins), 3.810%, 5/15/24**	1,910,000
550,000	Cleveland, OH, Waterworks Prerefunded Revenue, Series I (FSA Ins), 5.250%, 1/1/13 O.I.D.	564,672
6,190,000	Cleveland, OH, Waterworks Revenue, (FGIC Ins), 3.890%, 1/1/33**	6,190,000
7,575,000	Cleveland, OH, Waterworks Revenue, Series M (FSA Ins), 3.880%, 1/1/33**	7,575,000
2,000,000	Clinton, OH, G.O. BAN (LOC - U.S. Bank), 4.000%, 4/26/07	2,001,820
3,300,000	Columbus, OH, Airport Authority Revenue, (LOC - U.S. Bank N.A.), 3.930%, 7/1/35**	3,300,000
2,950,000	Columbus, OH, Regulation Airport Authority Revenue, (LOC - U.S. Bank), 3.930%, 3/1/34**	2,950,000
1,600,000	Columbus, OH, Sewer Improvements Refunding Revenue, 3.900%, 6/1/11**	1,600,000
1,280,000	Coshocton County, OH, Hospital Facilities Revenue, (Memorial Hospital Project), 3.940%, 3/1/19**	1,280,000
350,000	Dover, OH, Sewer Systems, G.O., 4.250%, 10/18/07	351,472
700,000	Fairfield County, OH, Wastewater Systems, G.O. BAN, 4.500%, 4/5/07	701,477
810,000	Forest Park, OH, G.O., BAN, 4.250%, 12/27/07	814,618
5,500,000	Franklin County, OH, Hospital Facilities Revenue (AMBAC Ins), 3.880%, 5/1/41**	5,500,000
2,820,000	Franklin County, OH, Hospital Revenue (LOC - Citibank N.A.), 3.890%, 12/1/20**	2,820,000
3,000,000	Franklin County, OH, Hospital Revenue, (Children’s Hospital), Series A, 3.950%, 5/1/31**	3,000,000
1,080,000	Franklin County, OH, Hospital Revenue, (Doctors Ohio Health), Series B, (LOC - National City Bank), 3.890%, 12/1/28**	1,080,000
6,240,000	Franklin County, OH, Hospital Revenue, U.S. Health Corp., Series A, (LOC - Citibank N.A.), 3.890%, 12/1/21**	6,240,000
1,465,000	Franklin County, OH, Industrial Development Revenue, (LOC - JP Morgan Chase Bank), 3.720%, 11/1/14**	1,465,000
510,000	Franklin County, OH, Revenue, Series C-2, (FGIC Ins), 3.900%, 12/1/38**	510,000
920,000	Geauga County, OH, Health Care Facilities, Heather Hill Inc. Project, Series B, 3.890%, 7/1/23**	920,000
1,000,000	Greene County, OH, G.O., 4.500%, 8/14/07	1,004,871
425,000	Greene County, OH, G.O. BAN, 4.500%, 2/21/07	425,637
475,000	Greene County, OH, Series D, Certificate Participation, G.O., 4.500%, 8/14/07	477,834
2,000,000	Greene County, OH, Series E, G.O., BAN, 4.250%, 11/20/07	2,012,146
2,300,000	Hamilton County, OH, Economic Development Revenue, Xavier High School Project, (LOC - Fifth Third Bank), 3.910%, 4/1/28**	2,300,000
3,170,000	Hamilton County, OH, Health Care Facilities Revenue, Hilltop Health Facilities, 3.900%, 6/1/22**	3,170,000
190,000	Hamilton County, OH, Hospital Facilities Revenue, 3.910%, 5/15/28**	190,000
100,000	Hamilton County, OH, Hospital Facilities Revenue (LOC - The Chase Manhattan Bank), 3.910%, 5/15/28**	100,000
265,000	Hamilton County, OH, Hospital Facilities Revenue, Drake Center Inc., Series A (LOC - U.S. Bank N.A.), 3.910%, 6/1/19**	265,000
615,000	Hamilton County, OH, Hospital Facilities Revenue, Health Alliance, Series B, (MBIA Ins), 3.830%, 1/1/18**	615,000
3,300,000	Hamilton County, OH, Hospital Facilities Revenue, Series A, (LOC - JP Morgan Chase Bank), 3.850%, 6/1/27**	3,300,000
2,000,000	Hamilton County, OH, Hospital Facility Revenue, 3.810%, 1/1/18**	2,000,000
2,000,000	Hamilton County, OH, Industrial Development Revenue, 3.630%, 10/15/12**	2,000,000
2,175,000	Hamilton County, OH, Parking Facility Improvements Revenue, (LOC - U.S. Bank), 3.910%, 12/1/26**	2,175,000
75,000	Hamilton County, OH, Refunding, G.O. (AMBAC Ins), 4.000%, 12/1/07	75,357
1,805,000	Harrison Township, OH, Public Improvements Revenue, (LOC - Fifth Third Bank), 3.920%, 12/1/24**	1,805,000
8,580,000	Huron County, OH, Hospital Facilities Revenue, (Fisher-Titus Medical Center), Series A, (LOC - National City Bank), 3.930%, 12/1/27**	8,580,000
6,595,000	Kent State University, OH, Ohio Universities Revenue, (General Receipts), (MBIA Ins), 3.970%, 5/1/31**	6,595,000
500,000	Kings, OH, Local School District, Tax Anticipation Notes, 4.750%, 7/26/07	502,445
840,000	Lebanon, OH, G.O., BAN, 4.500%, 6/28/07	843,159
6,000,000	Mahoning County, OH, Housing Revenue, (Youngstown State University), (LOC - Bank One), 3.950%, 2/1/33**	6,000,000
750,000	Mason, OH, City School District, G.O. BAN, 4.500%, 2/8/07	750,892
1,500,000	Mason, OH, G.O., BAN, 4.750%, 6/28/07	1,507,614
1,530,000	Middletown, OH, Airport Facilities, G.O., Acquisition Notes, 4.500%, 6/5/07	1,534,378
1,000,000	Mount Vernon, OH, G.O. BAN, 3.950%, 3/22/07	1,000,782
325,000	New Albany, OH, Plain Local School District Refunding, G.O. (MBIA Ins), 4.000%, 12/1/07	326,617
1,000,000	Oakwood, OH, Capital Facilities, G.O. BAN, 4.500%, 3/15/07	1,001,833
1,125,000	Ohio State Air Quality Development Authority Refunding Revenue, Timken Project, (LOC - Fifth Third Bank), 3.910%, 11/1/25**	1,125,000
1,650,000	Ohio State Air Quality Development Authority Revenue, Ohio Edison Project, Series A, 3.900%, 2/1/14**	1,650,000
4,950,000	Ohio State Air Quality Development Authority Revenue, Series C, (LOC - Wachovia Bank N.A.), 3.950%, 6/1/23**	4,950,000
100,000	Ohio State Higher Education Facilities Common Revenue, (Various Higher Educational - Pooled Financing PG), (LOC - Fifth Third Bank), 3.980%, 9/1/24**	100,000
2,000,000	Ohio State Higher Education Facilities Revenue, (LOC - Fifth Third Bank), 3.980%, 9/1/25**	2,000,000
1,500,000	Ohio State Higher Education Facilities Revenue, John Carroll University, (LOC - Allied Irish Bank PLC), 3.920%, 11/15/31**	1,500,000
3,625,000	Ohio State Higher Education Facilities Revenue, Xavier University, (LOC - Fifth Third Bank), 3.900%, 11/1/30**	3,625,000
1,400,000	Ohio State Higher Education Facilities, (LOC - Fifth Third Bank), 3.950%, 9/1/27**	1,400,000
2,100,000	Ohio State Higher Educational Facilities Revenue, Marietta College Project, 3.930%, 12/1/24**	2,100,000
360,000	Ohio State University General Receipts Revenue, (Various), 3.850%, 12/1/27**	360,000
1,890,000	Ohio State University Higher Educational Facilities Revenue, Xavier University Project, (Various) (LOC - U.S. Bank N.A.), 3.900%, 5/1/15**	1,890,000
1,005,000	Ohio State University, General Receipts Revenue, 3.850%, 12/1/07	1,005,000
1,305,000	Ohio State University, Infrastructure Improvements, Series B, 3.880%, 8/1/21**	1,305,000
2,500,000	Ohio State University, Infrastructure Improvements, Series B, G.O., 3.900%, 8/1/17**	2,500,000
4,900,000	Ohio State University, School Improvements, G.O., Series A, 3.880%, 3/15/25**	4,900,000
5,000,000	Ohio State University, Series D, G.O., 3.900%, 2/1/19**	5,000,000
550,000	Ohio State Water Development Authority Refunding Revenue, (LOC - Wachovia Bank), 3.950%, 5/1/07**	550,000
6,490,000	Ohio State Water Development Authority Revenue, (Various) (MBIA Ins), 3.880%, 12/1/18**	6,490,000
3,000,000	Parma, OH, Hospital Improvements Revenue, Series C (LOC - JP Morgan Chase Bank), 3.910%, 11/1/30**	3,000,000
125,000	Sandusky County, OH, G.O., 3.600%, 9/27/07	125,000
7,595,000	Summit County, OH, Port Authority Revenue (LOC - Fifth Third Bank), 3.920%, 11/1/36**	7,595,000
6,000,000	Teays Valley, OH, Local School District, G.O., BAN, 4.000%, 7/20/07	6,014,463
3,800,000	Trumbull County, OH, Health Care Revenue, 3.980%, 10/1/31**	3,800,000
4,465,000	University of Akron, OH, General Receipts Revenue, (FGIC Ins), 3.910%, 1/1/29**	4,465,000
365,000	University of Cincinnati, OH, General Receipts Revenue, Series B, (Various), (AMBAC Ins), 3.910%, 6/1/31**	365,000
537,980	Warren County, OH, Health Care Facilities Revenue, Otterbein Homes, Series B (LOC - Fifth Third Bank), 4.030%, 7/1/23**	537,980
325,000	Wilmington, OH, G.O., BAN, 4.250%, 7/26/07	326,071

		180,329,912

Total Municipal Bonds (Cost $180,329,912)		180,329,912

Commercial Paper -- 2.5%
Ohio -- 2.5%
5,000,000	Cuyahoga County, OH, Cleveland Clinic, 3.700%, 1/25/07	5,000,000

Total Commercial Paper (Cost $5,000,000)		5,000,000

Cash Equivalent -- 7.1%
8,386,379	Fidelity Institutional Tax-Exempt Fund 3.650% (e)	8,386,379
6,000,000	Merrill Lynch Institutional Tax Exempt Fund 3.650% (e)	6,000,000

Total Cash Equivalent (Cost $14,386,379)		14,386,379

Total Investments (Cost $199,716,291) (a) -- 98.0%		199,716,291

Other Assets in Excess of Liabilities -- 2.0%		4,154,581

Net Assets -- 100.0%		$203,870,872

See Notes to Portfolio of Investments, page 78.

Huntington U.S. Treasury Money Market Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Treasury Bills	54.9%
Repurchase Agreements	45.5%
Liabilities in Excess of Other Assets	(0.4)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying "industry concentration" as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Principal Amount		Value
U.S. Treasury Bills -- 54.9%
$20,000,000	4.620%, 1/4/07	$19,991,923
15,000,000	4.930%, 1/18/07	14,965,100
10,000,000	4.700%, 1/25/07	9,967,667
15,000,000	4.740%, 2/1/07	14,937,031
20,000,000	4.870%, 2/8/07	19,897,189
20,000,000	4.880%, 2/15/07	19,878,100
20,000,000	4.880%, 2/22/07	19,858,964
20,000,000	4.890%, 3/1/07	19,839,586
20,000,000	4.810%, 3/8/07	19,823,633
20,000,000	4.810%, 3/15/07	19,804,928
20,000,000	4.840%, 3/22/07	19,784,889
20,000,000	4.820%, 3/29/07	19,766,792
15,000,000	4.820%, 4/5/07	14,811,217
15,000,000	4.830%, 4/12/07	14,796,738
15,000,000	4.830%, 4/19/07	14,782,560
20,000,000	4.870%, 4/26/07	19,688,861
20,000,000	4.890%, 5/3/07	19,668,906
30,000,000	4.910% - 4.750%, 1/11/07	29,959,742

Total U.S. Treasury Bills (Cost $332,223,826)		332,223,826

Repurchase Agreements -- 45.5%
50,000,000	Bear Stearns & Co., Inc. 4.700%, dated 12/28/06, due 1/4/07, repurchase price $50,045,694 (Fully collateralized by U.S. Treasury securities)	50,000,000
50,000,000	CitiGroup, Inc., 5.000%, dated 12/27/06, due 1/3/07, repurchase price $50,048,611 (Fully collateralized by U.S. Treasury securities)	50,000,000
50,000,000	Credit Suisse Securities, USA LLC, 4.750%, dated 12/29/06, due 1/3/07, repurchase price $50,032,986 (Fully collateralized by U.S. Treasury securities)	50,000,000
Repurchase Agreements -- (Continued)
$50,000,000	Goldman Sachs & Co., Inc., 4.960%, dated 12/26/06, due 1/2/07, repurchase price $50,055,111 (Fully collateralized by U.S. Treasury securities)	$50,000,000
50,000,000	Merrill Lynch & Co., 4.650%, dated 12/29/06, due 1/2/07, repurchase price $50,025,833 (Fully collateralized by U.S. Treasury securities)	50,000,000
24,774,200	Morgan Stanley & Co., 4.780%, dated 12/29/06, due 1/3/07, repurchase price $24,790,647 (Fully collateralized by U.S. Treasury securities)	24,774,200

Total Repurchase Agreements (Cost $274,774,200)		274,774,200

Total Investments (Cost $606,998,026) (a) -- 100.4%		606,998,026

Liabilities in Excess of Other Assets -- (0.4)%		(2,537,213)

Net Assets -- 100.0%		$604,460,813

See Notes to Portfolio of Investments, page 78.

Huntington Dividend Capture Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks (includes 8.8% Real Estate Investment Trusts)	51.7%
Preferred Stocks (includes 1.5% Real Estate Investment Trusts)	41.7%
Other Investments (Collateral for Securities Lending)	12.7%
Cash[1]	3.7%
Mutual Funds	2.6%
Liabilities in Excess of Other Assets	(12.4)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying "industry concentration" as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Shares or Principal Amount		Value
Common Stocks -- 51.7%
Consumer Discretionary -- 3.4%
550	Idearc, Inc. (b)	$15,758
16,000	Kimberly-Clark Corp.	1,087,200
77,000	Newell Rubbermaid, Inc.	2,229,150
19,000	Officemax, Inc.	943,350
9,000	Sherwin-Williams Co.	572,220

		4,847,678

Consumer Staples -- 1.5%
37,000	Kraft Foods, Inc. (c)	1,320,900
10,000	Molson Coors Brewing Co.	764,400

		2,085,300

Energy -- 6.0%
23,500	ChevronTexaco Corp.	1,727,955
30,000	ConocoPhillips	2,158,500
34,000	Energy Transfer Partners LP	1,839,400
27,500	Occidental Petroleum Corp.	1,342,825
65,000	Xcel Energy, Inc.	1,498,900

		8,567,580

Financials -- 12.8%
28,000	Axis Capital Holdings Ltd.	934,360
26,000	Hartford Financial Services Group, Inc. (c)	2,426,060
49,000	KeyCorp (c)	1,863,470
20,000	Lincoln National Corp.	1,328,000
18,000	Morgan Stanley Dean Witter & Co.	1,465,740
20,000	PartnerRe Ltd.	1,420,600
19,000	Principal Financial Group	1,115,300
35,000	St. Paul Cos., Inc.	1,879,150
30,500	State Street Corp.	2,056,920
48,000	Wachovia Corp. (c)	2,733,600
24,000	Washington Mutual, Inc. (c)	1,091,760

		18,314,960

Health Care -- 2.2%
44,000	Pfizer, Inc.	1,139,600
39,000	Wyeth (c)	1,985,880

		3,125,480

Industrials -- 5.7%
7,000	Cooper Industries Ltd.	$633,010
44,000	CSX Corp.	1,514,920
16,000	Eaton Corp.	1,202,240
38,000	Raytheon Co. (c)	2,006,400
10,000	Union Pacific Corp. (c)	920,200
51,000	Waste Management, Inc.	1,875,270

		8,152,040

Materials -- 2.5%
27,000	Freeport-McMoran Copper & Gold, Inc., Class B	1,504,710
4,500	Rio Tinto PLC ADR	956,205
28,000	The Dow Chemical Co.	1,118,320

		3,579,235

Real Estate Investment Trusts -- 8.8%
26,500	Apartment Investment & Management Co.	1,484,530
35,000	Brandywine Realty Trust	1,163,750
33,000	Cedar Shopping Centers, Inc.	525,030
15,000	Colonial Properties Trust	703,200
65,000	Equity Inns, Inc.	1,037,400
34,500	First Industrial Realty Trust, Inc.	1,617,705
99,999	Highland Hospitality Corp.	1,424,986
21,000	Highwoods Properties, Inc.	855,960
14,000	Hospitality Properties Trust	665,420
17,000	LTC Properties, Inc.	464,270
10,000	Mack-Cali Realty Corp.	510,000
58,000	National Retail Properties, Inc. (c)	1,331,100
20,000	Pennsylvania Real Estate Investment Trust	787,600

		12,570,951

Technology -- 3.8%
16,000	Hewlett Packard Co.	659,040
27,000	Honeywell International, Inc.	1,221,480
78,000	Motorola, Inc.	1,603,680
177,588	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,941,037

		5,425,237

Telecommunications -- 3.2%
63,000	AT&T, Inc. (c)	$2,252,250
41,000	Verizon Communications, Inc.	1,526,840
52,974	Windstream Corporation	753,290

		4,532,380

Utilities -- 1.8%
52,000	Pinnacle West Capital Corp. (c)	2,633,280

Total Common Stocks (Cost $64,231,666)		73,834,121

Preferred Stocks -- 41.7%
Consumer Discretionary -- 0.5%
20,000	Comcast Corp., 7.000%	518,600
5,250	Lincoln National Capital VI, Series F, 6.750%	133,875

		652,475

Financials -- 30.9%
60,000	Abbey National PLC, Series C, 7.375%	1,527,600
115,000	ABN Amro Capital Funding Trust V, 5.900%	2,788,750
70,000	Ace Ltd., Series C, 7.800%	1,813,000
78,900	ASBC Capital I, 7.625%	1,990,647
10,000	BAC Capital Trust XII, 6.875%	263,200
30,000	CitiGroup Capital Trust VIII, 6.950%	755,400
36,600	Comerica Capital Trust I, 7.600%	923,052
75,000	Compass Capital, 7.350%	1,881,750
110,000	Countrywide Financial, 6.75%	2,751,100
33,400	Everest Re Capital Trust, 7.850%	853,036
29,100	Fleet Capital Trust VIII, 7.200%	730,992
10,000	Goldman Sachs Group, Inc. 6.20%	261,200
50,000	HSBC Holdings PLC, Series A, 6.200%	1,270,000
100,000	ING Groep NV, 6.125%	2,545,000
63,000	JPMorgan Chase & Co., Series X, 7.000%	1,595,160
20,000	Keycorp Capital VIII, 7.000%	524,400
100,000	Lehman Brothers Holdings, Inc., 6.500%	2,560,000
100,000	Merrill Lynch Capital Trust V, 7.280% (b)	2,579,000
10,000	Merrill Lynch Capital Trust, 7.000%	255,500
15,000	Metlife, Inc., Series B, 6.500%	394,650
42,300	PLC Capital Trust, 7.250%	1,072,305
6,500	Provident Financial Group, Inc., 8.375%	170,040
51,450	Prudential PLC, 6.500%	1,308,888
82,800	RenaissanceRe Holdings Ltd., Series B, 7.300%	2,110,572
115,000	Royal Bank of Scotland, Series N, 6.350%	2,933,650
115,800	SLM Corp., 6.000%	2,826,678
114,700	The Bank of New York, Inc. Capital V, 7.800%	$2,836,531
30,000	Wells Fargo Capital Trust II, 7.000%	755,700
81,000	Wells Fargo, 5.85%	1,989,360

		44,267,161

Real Estate Investment Trusts -- 1.5%
6,500	Equity Residential Properties, Series D, 8.600%	167,375
10,700	Prologis Trust, Series F, 6.750%	271,780
68,100	Public Storage, Series F, 6.450% (c)	1,692,285

		2,131,440

Utilities -- 8.8%
8,400	AT&T, Inc., 7.000%	211,596
120,000	BGE Capital Trust II, 6.200%	2,970,000
7,000	Dominion CNG Capital Trust I, 7.800%	177,520
77,400	Entergy LA, Inc., 7.600%	1,943,514
30,000	FPL Group Capital, Inc., Series A, 6.600%	758,400
150,687	General Electric Capital Corp., 6.100%	3,780,737
107,600	Georgia Power Capital, 7.125%	2,705,064

		12,546,831

Total Preferred Stocks (Cost $59,898,408)		59,597,907

Mutual Funds -- 2.6%
Exchange Traded Funds -- 1.3%
78,000	AMEX Technology SPDR	1,815,840

Investment Companies -- 1.3%
40,000	American Capital Strategies Ltd.	1,850,400

Total Mutual Funds (Cost $3,000,421)		3,666,240

Cash Equivalent -- 3.7%
5,262,480	Huntington Money Market Fund, Interfund Shares* 4.670% (e)	5,262,480

Total Cash Equivalent (Cost $5,262,480)		5,262,480

Short-Term Securities Held as Collateral for Securities Lending -- 12.7%
	Pool of various securities for the Huntington Funds	18,050,587

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $18,050,587)		18,050,587

Total Investments (Cost $150,443,562) (a) -- 112.4%		160,411,335

Liabilities in Excess of Other Assets -- (12.4)%		(17,752,107)

Net Assets -- 100.0%		$142,659,228

See Notes to Portfolio of Investments, page 78.

Huntington Growth Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Technology	23.9%
Health Care	23.7%
Other Investments (Collateral for Securities Lending)	23.1%
Consumer Staples	14.1%
Energy	11.5%
Financials	9.3%
Industrials	7.8%
Consumer Discretionary	4.2%
Materials	2.8%
Cash[1]	2.5%
Utilities	0.1%
Liabilities in Excess of Other Assets	(23.0)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Cash includes investments in an affilated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying "industry concentration" as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Shares or Principal Amount		Value
Common Stocks -- 97.4%
Consumer Discretionary -- 4.2%
14,000	Fortune Brands, Inc. (c)	$1,195,460
41,960	Home Depot, Inc. (c)	1,685,114
47,560	Kohl’s Corp. (b) (c)	3,254,531
6,000	Las Vegas Sands Corp. (b) (c)	536,880
16,500	Marriott International, Inc., Class A (c)	787,380
8,080	Nordstrom, Inc. (c)	398,667
10,000	Starbucks Corp. (b)	354,200
49,500	The Walt Disney Co. (c)	1,696,365

		9,908,597

Consumer Staples -- 14.1%
93,250	Colgate-Palmolive Co.	6,083,630
31,040	Constellation Brands, Inc. (b) (c)	900,781
26,200	CVS Corp.	809,842
5,000	Diageo PLC ADR	396,550
9,700	Fomento Economico Mexicano SA de CV ADR	1,122,872
61,060	PepsiCo, Inc.	3,819,303
38,000	Procter & Gamble Co.	2,442,260
238,600	Sysco Corp.	8,770,936
118,600	Walgreen Co. (c)	5,442,554
72,875	WM Wrigley Jr. Co. (c)	3,769,095
875	WM Wrigley Jr. Co., Class B	44,975

		33,602,798

Energy -- 11.5%
130,000	Anadarko Petroleum Corp.	$5,657,600
40,000	Devon Energy Corp.	2,683,200
62,465	Exxon Mobil Corp.	4,786,693
11,160	Marathon Oil Corp.	1,032,300
119,880	Occidental Petroleum Corp.	5,853,740
118,300	Schlumberger, Ltd.	7,471,828

		27,485,361

Financials -- 9.3%
69,000	American Express Co.	4,186,229
20,000	Ameriprise Financial, Inc.	1,090,000
60,000	Bank of America Corp. (c)	3,203,400
12	Berkshire Hathaway, Inc. (b)	1,319,880
35,125	Cincinnati Financial Corp.	1,591,514
7,000	Franklin Resources, Inc.	771,190
1,230	Goldman Sachs Group, Inc.	245,201
79,000	JPMorgan Chase & Co. (c)	3,815,700
36,000	Lehman Brothers Holdings, Inc. (c)	2,812,320
32,500	State Street Corp.	2,191,800
13,000	T. Rowe Price Group, Inc.	569,010
10,000	Wells Fargo & Co. (c)	355,600

		22,151,844

Health Care -- 23.7%
100,000	Abbott Laboratories (c)	$4,871,000
4,990	Alcon, Inc.	557,732
65,785	Amgen, Inc. (b)	4,493,773
90,000	Baxter International, Inc. (c)	4,175,100
35,595	Bristol-Myers Squibb Co. (c)	936,860
25,000	C.R. Bard, Inc.	2,074,250
12,000	Celgene Corp. (b) (c)	690,360
9,500	Covance, Inc. (b)	559,645
8,480	Genentech, Inc. (b)	687,982
22,000	Gilead Sciences, Inc. (b)	1,428,460
100,000	Henry Schein, Inc. (b)	4,898,001
87,990	Johnson & Johnson	5,809,101
9,200	Laboratory Corporation of America Holdings (b)	675,924
30,000	Medco Health Solutions, Inc. (b)	1,603,200
53,200	Medtronic, Inc. (c)	2,846,732
50,000	Millipore Corp. (b) (c)	3,330,000
7,760	Novartis AG ADR	445,734
138,000	Pfizer, Inc.	3,574,200
12,400	Pharmaceutical Product Development, Inc.	399,528
6,000	Quest Diagnostics, Inc.	318,000
24,000	Roche Holdings Ltd. AG ADR	2,147,947
95,730	Schering-Plough Corp. (c)	2,263,057
40,000	Stryker Corp.	2,204,400
22,000	Thermo Electron Corp. (b) (c)	996,380
12,000	Varian Medical Systems, Inc. (b)	570,840
5,640	Wellpoint, Inc. (b)	443,812
65,000	Wyeth (c)	3,309,800

		56,311,818

Industrials -- 7.8%
28,000	Caterpillar, Inc.	1,717,240
40,000	Emerson Electric Co.	1,762,800
5,650	General Dynamics Corp. (c)	420,078
175,200	General Electric Co.	6,519,192
115,000	Illinois Tool Works, Inc. (c)	5,311,850
20,000	Lockheed Martin Corp.	1,841,400
16,000	United Technologies Corp.	1,000,320

		18,572,880

Materials -- 2.8%
123,000	Ecolab, Inc.	5,559,600
10,000	Nucor Corp. (c)	546,600
9,390	Praxair, Inc.	557,109

		6,663,309

Technology -- 23.9%
47,000	Advanced Micro Devices, Inc. (b)	956,450
30,000	Agilent Technologies, Inc. (b)	1,045,500
30,000	Akamai Technologies, Inc. (b) (c)	1,593,600
7,000	Amphenol Corp. Class A	434,560
100,000	Analog Devices, Inc.	$3,287,000
9,500	Apple Computer, Inc. (b)	805,980
20,000	Applied Materials, Inc. (c)	369,000
165,000	Automatic Data Processing, Inc.	8,126,249
12,000	Broadcom Corp. (b)	387,720
140,000	Cisco Systems, Inc. (b)	3,826,200
60,000	Diebold, Inc. (c)	2,796,000
4,385	Fiserv, Inc. (b)	229,862
1,700	Google, Inc. Class A (b) (c)	782,816
8,000	Harris Corp.	366,880
181,587	Hewlett Packard Co. (c)	7,479,568
75,000	Iron Mountain, Inc. (b)	3,100,500
220,625	Microsoft Corp.	6,587,863
50,000	Molex, Inc.	1,581,500
20,800	Motorola, Inc.	427,648
27,000	Network Appliance, Inc. (b) (c)	1,060,560
28,070	Nokia Corp.	570,382
352,500	Oracle Corp. (b)	6,041,850
90,000	Qualcomm, Inc.	3,401,100
57,680	Texas Instruments, Inc.	1,661,184
3,673	Verigy Ltd. (b)	65,196

		56,985,168

Telecommunications -- 0.0%
1,175	Alltel Corp.	71,064

Utilities -- 0.1%
3,010	FPL Group, Inc. (c)	163,804

Total Common Stocks (Cost $132,373,298)		231,916,643

Cash Equivalent -- 2.5%
5,726,245	Huntington Money Market Fund, Interfund Shares* 4.670% (e)	5,726,245
242,532	Meeder Institutional Money Market Fund 5.050% (e)	242,532

Total Cash Equivalent (Cost $5,968,777)		5,968,777

Short-Term Securities Held as Collateral for Securities Lending -- 23.1%
	Pool of various securities for the Huntington Funds	54,948,696

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $54,948,696)		54,948,696

Total Investments (Cost $193,290,771) (a) -- 123.0%		292,834,116

Liabilities in Excess of Other Assets -- (23.0)%		(54,843,849)

Net Assets -- 100.0%		$237,990,267

See Notes to Portfolio of Investments, page 78.

Huntington Income Equity Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Financials	32.5%
Other Investments (Collateral for Securities Lending)	24.1%
Energy	14.1%
Industrials	12.4%
Technology	10.2%
Consumer Discretionary	7.7%
Consumer Staples	6.5%
Materials	6.0%
Telecommunications	5.5%
Health Care	5.1%
Cash[1]	0.9%
Utilities	0.5%
Liabilities in Excess of Other Assets	(25.5)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying "industry concentration" as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Shares or Principal Amount		Value
Common Stocks -- 100.5%
Consumer Discretionary -- 7.7%
210,500	CBS Corp., Class B (c)	$6,563,390
27,000	Cummins Engine, Inc.	3,190,860
23,000	Gannett Co., Inc. (c)	1,390,580
51,300	Genuine Parts Co. (c)	2,433,159
17,000	Pearson PLC ADR	256,700
13,100	Thompson Corp.	542,864
12,300	V.F. Corp.	1,009,584

		15,387,137

Consumer Staples -- 6.5%
63,000	Anheuser Busch Cos., Inc.	3,099,600
126,500	Archer-Daniels-Midland Co.	4,042,940
28,000	Brown-Forman Corp.	1,854,720
51,800	Molson Coors Brewing Co., Class B	3,959,592

		12,956,852

Energy -- 14.1%
42,800	Apache Corp.	2,846,628
149,800	AU Optronics Corp. ADR	2,068,738
84,300	Chevron Corp.	6,198,579
85,300	ConocoPhillips	6,137,335
23,100	Kinder Morgan Energy Partners LP	1,106,490
93,700	Occidental Petroleum Corp.	4,575,371
35,000	Progress Energy, Inc. (c)	1,717,800
44,800	Transocean Sedco Forex, Inc. (b)	3,623,872

		28,274,813

Financials -- 32.5%
119,100	Bank of America Corp. (c)	6,358,749
119,000	BB&T Corp.	5,227,670
112,700	CitiGroup, Inc.	6,277,390
78,300	Comerica, Inc.	4,594,644
142,600	JPMorgan Chase & Co.	$6,887,580
94,700	Lincoln National Corp.	6,288,080
169,000	National City Corp. (c)	6,178,640
122,899	Regions Financial Corp.	4,596,423
59,600	SunTrust Banks, Inc.	5,033,220
107,000	Unitrin, Inc.	5,361,770
75,400	Wachovia Corp. (c)	4,294,030
81,500	Washington Mutual, Inc. (c)	3,707,435

		64,805,631

Health Care -- 5.1%
135,500	Bristol-Myers Squibb Co. (c)	3,566,360
5,700	Eli Lilly & Co.	296,970
135,200	Merck & Co., Inc.	5,894,720
9,700	Wyeth (c)	493,924

		10,251,974

Industrials -- 12.4%
107,600	General Electric Co.	4,003,796
56,000	Ingersoll Rand Co.	2,191,280
39,400	L-3 Communications Corp.	3,222,132
167,900	Masco Corp. (c)	5,015,173
89,000	Pitney Bowes, Inc.	4,110,910
119,900	R.R. Donnelley & Sons Co.	4,261,246
66,000	Tyco International, Ltd. (c)	2,006,400

		24,810,937

Materials -- 6.0%
125,600	Du Pont (E.I.) de Nemours & Co. (c)	6,117,976
46,000	PPG Industries, Inc.	2,953,660
74,200	The Dow Chemical Co.	2,963,548

		12,035,184

Technology -- 10.2%
113,900	Alltel Corp. (c)	$6,888,672
7,300	Automatic Data Processing, Inc.	359,525
14,900	First Data Corp.	380,248
6,600	Intel Corp.	133,650
6,700	Microsoft Corp.	200,062
243,000	Motorola, Inc. (c)	4,996,080
271,400	Nokia Corp.	5,514,848
70,000	Texas Instruments, Inc.	2,016,000

		20,489,085

Telecommunications -- 5.5%
344,000	Avaya, Inc. (b)	4,809,120
331,000	Sprint Corp. (c)	6,252,590

		11,061,710

Utilities -- 0.5%
21,000	Consolidated Edison, Inc. (c)	1,009,470

Total Common Stocks (Cost $140,861,691)		201,082,793

Cash Equivalent -- 0.9%
1,882,538	Huntington Money Market Fund, Interfund Shares* 4.670% (e)	$1,882,538

Total Cash Equivalent (Cost $1,882,538)		1,882,538

Short-Term Securities Held as Collateral for Securities Lending -- 24.1%
	Pool of various securities for the Huntington Funds	48,154,068

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $48,154,068)		48,154,068

Total Investments (Cost $190,898,297) (a) -- 125.5%		251,119,399

Liabilities in Excess of Other Assets -- (25.5)%		(50,987,549)

Net Assets -- 100.0%		$200,131,850

See Notes to Portfolio of Investments, page 78.

Huntington International Equity Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Japan	21.0%
United Kingdom	20.1%
France	8.5%
Netherlands	6.2%
Spain	4.7%
Sweden	4.5%
Singapore	4.4%
Switzerland	3.9%
Germany	3.6%
Repurchase Agreements	3.5%
Ireland	3.1%
Taiwan	2.6%
Canada	2.4%
Finland	2.0%
Netherlands Antilles	1.8%
South Africa	1.4%
Mexico	1.4%
India	1.1%
Norway	1.0%
Malaysia	0.9%
Other Assets in Excess of Liabilities	1.9%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

The Portfolio of Investments is broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying "industry concentration" as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Shares or Principal Amount		Value
Common Stocks -- 91.4%
Canada -- 2.4%
Industrials -- 1.3%
84,000	Canadian National Railway Co.	$3,614,520

Materials -- 1.1%
60,000	Alcan, Inc.	2,924,400

		6,538,920

Finland -- 2.0%
Technology -- 2.0%
275,000	Nokia OYJ	5,618,838

France -- 8.5%
Consumer Discretionary -- 1.2%
87,000	Vivendi	3,400,169

Consumer Staples -- 1.3%
24,300	Groupe Danone	3,682,061

Energy -- 3.3%
28,000	Schneider Electric SA	3,108,113
80,140	Total SA	5,780,726

		8,888,839

Financials -- 2.1%
144,900	Axa, ADR	5,843,817

Utilities -- 0.6%
31,800	Suez SA, ADR	$1,652,328

		23,467,214

Germany -- 3.6%
Health Care -- 1.6%
76,300	Stada Arzneimittel AG	4,362,705

Technology -- 2.0%
104,400	SAP AG	5,558,776

		9,921,481

Ireland -- 3.1%
Consumer Staples -- 1.5%
163,300	Kerry Group PLC, Class A	4,080,183

Financials -- 1.6%
210,000	Anglo Irish Bank Corp. PLC	4,337,869

		8,418,052

Japan -- 21.0%
Consumer Discretionary -- 3.0%
94,000	Honda Motor Co., Ltd.	$3,712,917
222,000	Matsushita Electric Industrial Co. Ltd.	4,431,045

		8,143,962

Consumer Staples -- 5.6%
390,000	Ajinomoto Co., Inc.	5,155,643
158,000	Shiseido Co. Ltd.	3,425,834
113,600	Uni-Charm Corp.	6,749,744

		15,331,221

Financials -- 1.9%
430,500	Mitsubishi UFJ Financial Group, Inc., ADR	5,359,725

Health Care -- 3.0%
57,000	Eisai Co. Ltd.	3,132,868
96,400	ONO Pharmaceutical Co. Ltd.	5,087,756

		8,220,624

Industrials -- 1.6%
220,000	KOMATSU Ltd.	4,465,081

Technology -- 5.0%
112,500	Canon, Inc.	6,334,566
10,750	Nintendo Co. Ltd.	2,791,621
277,000	Sharp Corp.	4,772,250

		13,898,437

Utilities -- 0.9%
76,000	The Tokyo Electric Power Co., Inc.	2,459,030

		57,878,080

Mexico -- 1.4%
Materials -- 1.4%
113,812	Cemex SA, ADR	3,850,260

Netherlands -- 6.2%
Consumer Discretionary -- 2.2%
169,000	Koninklijke (Royal) Philips Electronics NV, ADR	6,351,020

Financials -- 1.9%
115,012	ING Group NV	5,099,129

Industrials -- 2.1%
133,800	TNT NV	5,753,737

		17,203,886

Netherlands Antilles -- 1.8%
Energy -- 1.8%
79,000	Schlumberger Ltd., ADR	4,989,640

Norway -- 1.0%
Telecommunications -- 1.0%
141,000	Telenor ASA	2,652,800

Singapore -- 4.4%
Industrials -- 2.5%
593,000	Keppel Corp. Ltd.	$6,807,645

Telecommunications -- 1.9%
2,495,930	Singapore Telecommunications Ltd.	5,339,932

		12,147,577

South Africa -- 1.4%
Energy -- 1.4%
102,500	Sasol Ltd., ADR	3,782,250

Spain -- 4.7%
Financials -- 2.1%
240,700	Banco Bilbao Vizcaya SA, ADR	5,791,242

Telecommunications -- 2.6%
332,384	Telefonica SA	7,072,093

		12,863,335

Sweden -- 4.5%
Financials -- 2.1%
162,600	Swedbank	5,906,116

Industrials -- 2.4%
444,500	Sandvik AB	6,464,722

		12,370,838

Switzerland -- 3.9%
Health Care -- 1.4%
66,900	Novartis AG	3,858,242

Materials -- 2.5%
183,100	Syngenta AG, ADR	6,800,334

		10,658,576

Taiwan -- 1.4%
Technology -- 1.4%
356,685	Taiwan Semiconductor Manufacturing Co. Ltd.	3,898,567

United Kingdom -- 20.1%
Consumer Discretionary -- 2.1%
384,000	Pearson PLC	5,799,843

Consumer Staples -- 3.9%
359,400	Cadbury Schweppes PLC	3,845,186
872,284	Tesco PLC	6,907,575

		10,752,761

Energy -- 2.8%
369,000	BG Group PLC	5,006,205
234,600	BP Amoco PLC	2,606,412

		7,612,617

Financials -- 4.4%
478,000	Barclays PLC	6,831,246
192,000	Standard Chartered PLC	5,608,144

		12,439,390

Health Care -- 0.9%
46,850	GlaxoSmithKline PLC, ADR	$2,471,806

Industrials -- 1.8%
822,700	Tomkins PLC	3,958,076
52,000	Tomkins PLC, ADR	1,008,800

		4,966,876

Materials -- 2.2%
27,900	Rio Tinto PLC, ADR	5,928,471

Utilities -- 2.0%
177,100	Scottish & Southern Energy PLC	5,387,890

		55,359,654

Total Common Stocks (Cost $175,646,381)		251,619,968

Mutual Funds -- 3.2%
India -- 1.1%
Management Investment Operation -- 1.1%
58,200	Morgan Stanley India Investment Fund	2,957,724

Malaysia -- 0.9%
Management Investment Operation -- 0.9%
275,000	iShares MSCI Malaysia Index Fund	$2,502,500

Taiwan -- 1.2%
Management Investment Operation -- 1.2%
235,000	iShares MSCI Taiwan Index Fund	3,409,850

Total Mutual Funds (Cost $7,470,178)		8,870,074

Repurchase Agreement -- 3.5%
$9,647,000	State Street Bank, 3.400%, dated 12/29/06, due 1/2/07, repurchase price $9,650,644 (Fully collaterized by U.S. Treasury securities)	9,647,000

Total Repurchase Agreement (Cost $9,647,000)		9,647,000

Total Investments (Cost $192,763,559) (a) -- 98.1%		270,137,042

Other Assets in Excess of Liabilities -- 1.9%		5,251,084

Net Assets -- 100.0%		$275,388,126

See Notes to Portfolio of Investments, page 78.

Huntington Macro 100 Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Technology	43.5%
Financials	31.2%
Consumer Staples	9.3%
Consumer Discretionary	8.8%
Cash[1]	3.1%
Telecommunications	2.1%
Materials	0.8%
Industrials	0.7%
Utilities	0.5%
Energy	0.1%
Liabilities in Excess of Other Assets	(0.1)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying "industry concentration" as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Shares		Value
Common Stocks -- 97.0%
Consumer Discretionary -- 8.8%
5,700	Amazon.Com, Inc. (b)	$224,922
13,500	CBS Corp., Class B	420,930
8,600	Clear Channel Communications, Inc.	305,644
2,352	Convergys Corp. (b)	55,931
2,800	Family Dollar Stores, Inc.	82,124
32,800	Ford Motor Co.	246,328
9,700	General Motors Corp.	297,984
3,100	Genuine Parts Co.	147,033
1,200	Harman International Industries, Inc.	119,892
36,900	Home Depot, Inc.	1,481,903
4,704	Kohl’s Corp. (b)	321,895
9,500	Marsh & McLennan Cos., Inc.	291,270
1,500	MGIC Investment Corp.	93,810
2,352	RadioShack Corp	39,467
7,600	The Interpublic Group of Cos., Inc. (b)	93,024

		4,222,157

Consumer Staples -- 9.3%
13,800	Anheuser Busch Cos., Inc.	678,960
36,400	The Coca-Cola Co.	1,756,300
44,000	Wal-Mart Stores, Inc.	2,031,920

		4,467,180

Energy -- 0.1%
6,700	Dynergy, Inc. (b)	48,508

Financials -- 31.2%
21,700	American Express Co.	1,316,539
5,500	Capital One Financial Corp.	422,510
45,500	CitiGroup, Inc.	2,534,350
2,900	Comerica, Inc.	170,172
6,800	E*Trade Group, Inc. (b)	152,456
16,900	Fannie Mae	1,003,691
12,400	Federal Home Loan Mortgage Corp.	841,960
10,000	Fifth Third Bancorp	409,300
2,300	First Horizon National Corp.	96,094
7,400	Goldman Sachs Group, Inc.	1,475,190
3,600	Janus Capital Group, Inc.	77,724
48,400	JPMorgan Chase & Co.	2,337,720
7,100	Mellon Financial Corp.	299,265
15,500	Merrill Lynch & Co., Inc.	1,443,050
19,200	Morgan Stanley	1,563,456
13,327	The Bank of New York Co., Inc.	524,684
18,500	The Charles Schwab Corp.	357,790

		15,025,951

Industrials -- 0.7%
2,450	New York Times Co., Class A	59,682
2,254	Sabre Holdings Corp., Class A	71,880
13,600	Southwest Airlines Co.	208,352

		339,914

Materials -- 0.8%
7,900	International Paper Co.	269,390
1,900	Jones Apparel Group, Inc.	63,517
1,960	PerkinElmer, Inc.	43,571

		376,478

Technology -- 43.5%
7,000	Agilent Technologies, Inc. (b)	243,950
6,200	Altera Corp. (b)	122,016
6,300	Analog Devices, Inc.	207,081
24,400	Applied Materials, Inc.	450,180
3,700	BMC Software, Inc. (b)	119,140
8,100	Broadcom Corp. (b)	261,711
7,400	CA, Inc.	167,610
1,500	Ciena Corp. (b)	41,565
94,200	Cisco Systems, Inc. (b)	$2,574,485
3,300	Citrix Systems, Inc. (b)	89,265
6,700	Compuware Corp. (b)	55,811
3,700	Comverse Technology, Inc. (b)	78,107
21,000	Ebay, Inc. (b)	631,470
9,000	Electronic Data Systems Corp.	247,950
3,724	Google, Inc. Class A (b)	1,714,828
101,200	Intel Corp.	2,049,300
24,800	International Business Machines Corp.	2,409,320
6,200	Intuit, Inc. (b)	189,162
3,300	Jabil Circuit, Inc.	81,015
3,430	Kla-Tencor Corp.	170,643
1,800	Lexmark International Group, Inc. (b)	131,760
5,194	Linear Technology Corp.	157,482
6,900	LSI Logic Corp. (b)	62,100
5,586	Maxim Integrated Products, Inc.	171,043
12,700	Micron Technology, Inc. (b)	177,292
80,700	Microsoft Corp.	2,409,702
2,450	Molex, Inc.	77,494
42,900	Motorola, Inc.	882,024
3,920	National Semiconductor Corp.	88,984
6,100	Novell, Inc. (b)	37,820
2,058	Novellus Systems (b)	70,836
6,000	NVIDIA Corp. (b)	222,060
70,800	Oracle Corp. (b)	1,213,512
2,000	Parametric Technology Corp. (b)	36,040
3,800	PMC-Sierra, Inc. (b)	25,498
2,744	QLogic Corp. (b)	60,148
28,900	Qualcomm, Inc.	1,092,131
9,200	Sanmina Corp. (b)	31,740
16,000	Solectron Corp. (b)	51,520
61,400	Sun Microsystems, Inc. (b)	332,788
17,699	Symantec Corp. (b)	369,024
4,500	Symbol Technologies, Inc.	67,230
1,500	Tektronix, Inc.	43,755
7,700	Tellabs, Inc. (b)	79,002
3,430	Teradyne, Inc. (b)	51,313
27,300	Texas Instruments, Inc.	786,240
6,200	Unisys Corp. (b)	48,608
4,400	Verisign, Inc. (b)	105,820
5,800	Xilinx, Inc.	138,098

		20,925,673

Telecommunications -- 2.1%
2,100	ADC Telecommunications, Inc. (b)	30,513
15,362	Alcatel - Lucent ADR	218,451
8,200	Avaya, Inc. (b)	114,636
19,600	Corning, Inc. (b)	366,716
3,800	JDS Uniphase Corp. (b)	63,308
10,200	Juniper Networks, Inc. (b)	193,188

		986,812

Utilities -- 0.5%
3,200	DTE Energy Co.	154,912
3,626	TECO Energy, Inc.	62,476

		217,388

Total Common Stocks (Cost $44,816,467)		46,610,061

Cash Equivalent -- 3.1%
1,466,371	Huntington Money Market Fund, Interfund Shares* 4.670% (e)	1,466,371

Total Cash Equivalent (Cost $1,466,371)		1,466,371

Total Investments (Cost $46,282,838) (a) -- 100.1%		48,076,432

Liabilities in Excess of Other Assets -- (0.1)%		(52,932)

Net Assets -- 100.0%		$48,023,500

See Notes to Portfolio of Investments, page 78.

Huntington Mid Corp America Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Other Investments (Collateral for Securities Lending)	28.8%
Financials	18.4%
Consumer Discretionary	15.2%
Technology	14.9%
Industrials	13.1%
Health Care	12.1%
Energy	9.5%
Utilities	5.6%
Materials	5.2%
Consumer Staples	2.7%
Exchange-Traded Funds	1.7%
Cash[1]	1.0%
Telecommunications	0.7%
Liabilities in Excess of Other Assets	(28.9)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying "industry concentration" as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Shares or Principal Amount		Value
Common Stocks -- 97.4%
Consumer Discretionary -- 15.2%
19,400	Abercrombie & Fitch Co., Class A (c)	$1,350,822
30,900	AnnTaylor Stores Corp. (b)	1,014,756
21,000	Beazer Homes USA, Inc. (c)	987,210
16,200	BorgWarner, Inc.	956,124
12,000	Boyd Gaming Corp.	543,720
16,900	Brunswick Corp. (c)	539,110
9,540	Caremark Rx, Inc.	544,829
16,400	Centex Corp. (c)	922,828
8,600	Cummins Engine, Inc. (c)	1,016,348
14,666	D. R. Horton, Inc.	388,502
30,934	Fidelity National Title Group, Inc., Class A	738,704
19,200	Hanover Insurance Group, Inc.	936,960
5,800	Harman International Industries, Inc.	579,478
4,000	Hilton Hotels Corp.	139,600
22,500	Liz Claiborne, Inc.	977,850
19,500	Mohawk Industries, Inc. (b) (c)	1,459,770
27,800	NBTY, Inc. (b)	1,155,646
40,000	Nordstrom, Inc. (c)	1,973,600
5,000	Polo Ralph Lauren Corp. (c)	388,300
66,000	Pulte Homes, Inc. (c)	2,185,921
8,000	Republic Services, Inc., Class A	325,360
37,200	Royal Caribbean Cruises Ltd. (c)	1,539,336
27,500	Sonic Automotives, Inc. (c)	798,600
6,000	Starwood Hotels & Resorts Worldwide, Inc.	375,000
14,700	The Stanley Works (c)	739,263
10,000	UniFirst Corp.	384,100
10,600	Whirlpool Corp. (c)	880,012
8,000	Wolverine World Wide, Inc.	228,160
31,800	Zales Corp. (b) (c)	897,078

		24,966,987

Consumer Staples -- 2.7%
31,200	Church & Dwight Co., Inc.	1,330,680
20,000	Constellation Brands, Inc. (b) (c)	580,400
5,000	Molson Coors Brewing Co., Class B	382,200
20,700	Ralcorp Holding, Inc. (b)	1,053,423
18,900	Smithfield Foods, Inc. (b)	484,974
16,400	Supervalu, Inc. (c)	586,300

		4,417,977

Energy -- 9.5%
27,710	Apache Corp.	1,842,992
4,500	Baker Hughes, Inc.	335,970
900	BJ Services Co. (c)	26,388
62,700	Chesapeake Energy Corp. (c)	1,821,435
39,644	Devon Energy Corp.	2,659,320
11,300	Forest Oil Corp. (b)	369,284
29,200	Helmerich & Payne, Inc.	714,524
9,145	Mariner Energy, Inc. (b)	179,242
19,800	Murphy Oil Corp. (c)	1,006,830
78,754	Noble Energy, Inc. (c)	3,864,458
700	Patterson-Uti Energy, Inc.	16,261
6,000	Smith International, Inc. (c)	246,420
15,600	Suncor Energy, Inc. ADR	1,230,996
500	Sunoco, Inc.	31,180
15,000	Unit Corp. (b)	726,750
12,600	Weatherford International, Inc. (b)(c)	526,554
700	XTO Energy, Inc.	32,935

		15,631,539

Financials -- 18.4%
28,500	Allied Capital Corp. (c)	931,380
17,900	AMBAC Financial Group, Inc.	1,594,353
14,600	Amcore Financial, Inc.	476,982
26,200	AmeriCredit Corp. (b)	659,454
21,200	BancorpSouth, Inc.	568,584
12,400	Bear Stearns Companies, Inc. (c)	2,018,472
18,818	BOK Financial Corp.	1,034,614
25,875	Chittenden Corp.	794,104
3,000	CIT Group, Inc.	167,310
26,900	City National Corp. (c)	1,915,280
30,200	Compass Bancshares, Inc. (c)	1,801,430
13,596	Fidelity National Information Services, Inc.	545,064
24,200	First American Financial Corp.	984,456
34,200	First Horizon National Corp. (c)	1,428,876
17,000	FirstMerit Corp.	410,380
7,372	Fulton Financial Corp.	123,112
4,000	Genworth Financial Inc. (c)	136,840
3,673	Host Hotels & Resorts, Inc. (c)	90,172
23,250	Legg Mason, Inc. (c)	2,209,913
13,300	M & T Bank Corp. (c)	1,624,728
31,400	MoneyGram International, Inc.	984,704
22,100	Nationwide Financial Services, Inc.	1,197,820
62,250	Old Republic International Corp.	1,449,180
26,000	PMI Group, Inc.	1,226,420
30,900	Protective Life Corp.	1,467,750
6,000	T. Rowe Price Group, Inc.	262,620
32,800	TCF Financial Corp.	899,376
14,749	TD Banknorth, Inc.	476,098
26,700	Torchmark Corp.	1,702,392
21,000	Wilmington Trust Corp.	885,570

		30,067,434

Health Care -- 12.1%
50,000	AmerisourceBergen Corp.	2,248,000
26,100	Barr Laboratories, Inc. (b)	1,308,132
8,300	Cephalon, Inc. (b)	584,403
38,775	Coventry Health Care, Inc. (b)	1,940,689
8,000	Dentsply International, Inc.	238,800
27,800	Invitrogen Corp. (b)	1,573,202
29,800	Lincare Holdings, Inc. (b)	1,187,232
73,725	Mylan Laboratories, Inc.	1,471,551
23,500	Omnicare, Inc. (c)	907,805
22,200	Owens & Minor, Inc.	694,194
36,000	Pediatrix Medical Group, Inc. (b)	1,760,400
50,000	Respironics, Inc. (b)	1,887,500
73,156	Thermo Electron Corp. (b) (c)	3,313,235
24,755	Viasys Healthcare, Inc. (b)	688,684

		19,803,827

Industrials -- 13.1%
9,600	Alliant Techsystems, Inc. (b)	750,624
23,636	Banta Corp.	860,350
10,000	Chaparral Steel Co.	442,700
23,600	Cooper Industries Ltd., Class A	2,134,148
16,000	Elbit Systems Ltd.	519,200
3,000	G & K Services, Inc., Class A	116,670
40,700	Griffon Corp. (b)	1,037,850
22,000	Insituform Technologies, Inc., Class A (b)	568,920
27,000	Kennametal, Inc.	1,588,950
39,000	L-3 Communications Corp.	3,189,420
6,000	Oshkosh Truck Corp.	290,520
28,800	Pall Corp.	995,040
15,600	Parker Hannifin Corp. (c)	1,199,328
32,800	Precision Castparts Corp.	2,567,584
7,000	R.R. Donnelley & Sons Co.	248,780
3,000	Rockwell International Corp.	183,240
21,000	Ryder System, Inc.	1,072,260
8,000	Stericycle, Inc. (b)	604,000
21,500	Teleflex, Inc. (c)	1,388,040
10,000	Textron, Inc.	937,700
16,600	Thomas & Betts Corp. (b)	784,848

		21,480,172

Materials -- 5.2%
20,700	Albemarle Corp.	1,486,260
22,200	AptarGroup, Inc.	1,310,688
6,000	Ball Corp. (c)	261,600
6,200	Bemis Co.	210,676
8,000	Cymer, Inc. (b)	351,600
27,700	Cytec Industries, Inc. (c)	1,565,327
1,089	Eagle Materials, Inc.	47,077
7,000	FMC Corp.	535,850
18,800	Lubrizol Corp.	942,444
3,000	Minerals Technologies, Inc.	176,370
18,300	Pactiv Corp. (b)	653,127
6,000	Schnitzer Steel Industries, Inc.	238,200
5,000	Texas Industries, Inc.	321,150
10,000	The Scotts Co.	516,500

		8,616,869

Technology -- 14.9%
125,333	Activision, Inc. (b) (c)	2,160,741
14,300	Affiliated Computer Services, Inc. (b)(c)	698,412
11,000	Amdocs, Ltd. (b)	426,250
40,800	Arris Group, Inc. (b)	510,408
434	Avid Technology, Inc. (b) (c)	16,171
15,100	Avocent Corp (b)	511,135
8,925	Benchmark Electronics, Inc. (b)	217,413
6,000	Cognos, Inc. (b)	254,760
13,100	Coherent, Inc. (b)	413,567
4,600	Electronic Arts, Inc. (b) (c)	231,656
3,000	Fiserv, Inc. (b)	157,260
13,600	FLIR Systems, Inc. (b)	432,888
40,000	Forrester Research, Inc. (b)	1,084,400
3,000	Genzyme Corp. (b)	184,740
33,000	Harris Corp.	1,513,380
24,400	Imation Corp.	1,132,892
31,000	Integrated Device Technology, Inc. (b)(c)	479,880
12,400	International Rectifier Corp. (b) (c)	477,772
12,000	Intersil Corp., Class A	287,040
10,000	Intuit, Inc. (b)	305,100
13,000	Jabil Circuit, Inc.	319,150
29,000	JDA Software Group, Inc. (b)	399,330
7,000	Kla-Tencor Corp. (c)	348,250
9,000	LAM Research Corp. (b) (c)	455,580
11,000	MEMC Electronic Materials, Inc. (b)	430,540
3,000	Microchip Technology, Inc.	98,100
25,000	Micron Technology, Inc. (b)	349,000
11,000	Molex, Inc.	347,930
30,800	NCR Corp. (b) (c)	1,317,008
6,000	NVIDIA Corp. (b)	222,060
50,000	ON Semiconductor Corp. (b)	378,500
58,400	Paxar Corp. (b)	1,346,704
17,200	Progress Software Corp. (b)	480,396
37,300	Sandisk Corp. (b)	1,605,019
32,000	Sybase, Inc. (b)	790,400
89,600	Symantec Corp. (b)	1,868,160
14,000	Symmetricom, Inc. (b)	124,880
7,500	THQ, Inc. (b)	243,900
20,700	Trimble Navigation Ltd. (b)	1,050,111
19,500	Varian Semiconductor Equipment Associates, Inc. (b) (c)	887,640

		24,558,523

Telecommunications -- 0.7%
12,000	CenturyTel, Inc.	523,920
50,000	Sycamore Networks, Inc. (b)	188,000
9,000	Telus Corp.	402,030

		1,113,950

Utilities -- 5.6%
12,000	AGL Resources, Inc.	466,920
9,266	Allete, Inc.	431,240
15,500	Atmos Energy Corp.	494,605
8,000	Constellation Energy Group (c)	550,960
34,800	Energy East Corp.	863,040
9,000	KeySpan Corp.	370,620
60,750	MDU Resources Group, Inc.	1,557,630
27,900	National Fuel Gas Co. (c)	1,075,266
9,500	New Jersey Resources Corp.	461,510
35,500	Questar Corp. (c)	2,948,275

		9,220,066

Total Common Stocks (Cost $92,671,976)		159,877,344

Mutual Funds -- 1.7%
Exchange Traded Funds -- 1.7%
18,000	iShares S&P Midcap 400	1,443,600
9,000	MidCap SPDR Trust Series 1 Index Fund	1,315,260

Total Mutual Funds (Cost $1,506,600)		2,758,860

Cash Equivalent -- 1.0%
1,684,626	Huntington Money Market Fund, Interfund Shares* 4.670% (e)	1,684,626

Total Cash Equivalent (Cost $1,684,626)		1,684,626

Short-Term Securities Held as Collateral for Securities Lending -- 28.8%
	Pool of various securities for the Huntington Funds	47,379,390

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $47,379,390)		47,379,390

Total Investments (Cost $143,242,592) (a) -- 128.9%		211,700,220

Liabilities in Excess of Other Assets -- (28.9)%		(47,425,631)

Net Assets -- 100.0%		$164,274,589

See Notes to Portfolio of Investments, page 78.

Huntington New Economy Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Other Investments (Collateral for Securities Lending)	19.0%
Industrials	17.8%
Consumer Discretionary	12.5%
Financials	12.0%
Health Care	11.7%
Technology	10.3%
Materials	9.7%
Energy	7.4%
Consumer Staples	7.4%
Telecommunications	5.9%
Cash[1]	4.0%
Utilities	1.3%
Liabilities in Excess of Other Assets	(19.0)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Shares or Principal Amount		Value
Common Stocks -- 96.0%
Consumer Discretionary -- 12.5%
31,070	AAR Corp. (b)(c)	$906,933
18,300	Alliance Atlantis Communications, Inc. (b)	794,220
23,850	American Eagle Outfitters, Inc.	744,359
10,260	Aon Corp. (c)	362,588
8,600	Autoliv, Inc. (c)	518,580
6,100	AutoNation, Inc. (b)	130,052
1,900	Black & Decker Corp. (c)	151,943
12,600	Brookfield Asset Management, Inc.	607,068
22,400	Brown Shoe Co., Inc.	1,069,376
8,000	Burlington Northern Santa Fe Corp.	590,480
17,200	Caremark Rx, Inc.	982,292
20,000	Casey's General Stores, Inc.	471,000
12,610	Cash America International, Inc.	591,409
16,000	Circuit City Stores, Inc.	303,680
23,066	Donegal Group, Inc. Class A	451,863
5,387	Fidelity National Title Group, Inc., Class A	128,652
1,835	Harrah’s Entertainment, Inc.	151,791
26,600	Innkeepers USA Trust	412,300
11,300	J.C. Penney Co., Inc. (c)	874,168
9,100	Longs Drug Stores Corp.	385,658
17,150	SCPIE Holdings, Inc. (b)	448,301
4,200	Sears Holdings Corp. (b)	705,306
29,730	The Pantry, Inc. (b)	1,392,554
10,500	W.R. Berkley Corp. (c)	362,355
3,500	YUM! Brands, Inc.	205,800

		13,742,728

Consumer Staples -- 7.4%
44,440	Archer-Daniels-Midland Co.	1,420,302
16,600	Constellation Brands, Inc. (b)(c)	481,732
59,600	CVS Corp.	1,842,236
18,000	Flowers Foods, Inc. (c)	485,820
27,640	Reynolds American, Inc. (c)	1,809,591
70,500	Spartan Stores, Inc.	1,475,565
48,360	Wild Oats Markets, Inc. (b)(c)	695,417

		8,210,663

Energy -- 7.4%
7,500	Baker Hughes, Inc.	559,950
24,600	Baytex Energy Trust	466,416
13,300	Chesapeake Energy Corp.	386,365
8,184	ConocoPhillips	588,839
12,500	Energy Transfer Partners, L.P.	676,250
12,400	Grand Prideco, Inc. (b)(c)	493,148
12,000	Holly Corp.	616,800
5,400	Hydril (b)	406,026
5,865	Marathon Oil Corp.	542,513
29,900	Methanex Corp.	818,362
6,400	Occidental Petroleum Corp.	312,512
5,500	Transocean Sedco Forex, Inc. (b)	444,895
6,500	Unit Corp. (b)	314,925
9,682	Valero Energy Corp.	495,331
10,800	W-H Energy Services, Inc. (b)	525,852
3,175	Weatherford International, Inc. (b)	132,683
9,554	XTO Energy, Inc.	449,516

		8,230,383

Financials -- 12.0%
1,500	Advanta Corp. Class A	59,715
25,200	American Real Estate Partners LP	2,160,396
14,400	Assurant, Inc.	795,600
34,100	CB Richard Ellis Group, Inc. (b)	1,132,120
9,600	CBL & Associates Properties, Inc.	416,160
13,100	Countrywide Credit Industries, Inc. (c)	556,095
11,200	Credicorp Ltd.	458,528
19,340	Felcor Lodging Trust, Inc.	422,386
2,763	Fidelity National Information Services, Inc.	110,769
5,100	First American Financial Corp.	207,468
21,150	First Marblehead Corp. (c)	1,155,820
6,150	First Republic Bancorp, Inc.	240,342
33,597	Host Hotels & Resorts, Inc. (c)	824,806
10,990	Intervest Bancshares Corp. (b)	378,166
9,800	Jones Lang LaSalle, Inc.	903,266
9,950	Nelnet, Inc. (b)	272,232
13,800	Philadelphia Consolidated Holdings Corp. (b)	614,928
6,800	Progressive Corp.	164,696
3,500	Safety Insurance Group, Inc.	177,485
7,300	Shinhan Financial Group Co., Ltd. ADR	754,382
7,560	Sovereign Bancorp (c)	191,948
7,700	Ventas, Inc.	325,864
15,908	Wachovia Corp. (c)	905,961

		13,229,133

Health Care -- 11.7%
13,200	Aetna, Inc.	569,976
6,100	Becton, Dickinson & Co.	427,915
20,900	Community Health Care, Inc. (b)	763,268
11,100	Coventry Health Care, Inc. (b)	555,555
12,600	Dade Behring Holdings, Inc.	501,606
9,800	Dentsply International, Inc.	292,530
9,300	Genesis Healthcare Corp. (b)	439,239
14,300	Humana, Inc. (b)	790,933
16,600	ImClone Systems, Inc. (b)	444,216
23,600	inVentiv Health, Inc. (b)	834,260
24,200	King Pharmaceuticals, Inc. (b)	385,264
10,300	Laboratory Corporation of America Holdings (b)(c)	756,741
27,000	Magellan Health Services, Inc. (b)	1,166,940
39,000	Merck & Co., Inc.	1,700,400
11,000	Pediatrix Medical Group, Inc. (b)	537,900
10,200	Quest Diagnostics, Inc.	540,600
23,000	Sierra Health Services, Inc. (b)	828,920
12,700	Thermo Electron Corp. (b)(c)	575,183
10,800	Wellpoint, Inc. (b)	849,852

		12,961,298

Industrials -- 17.8%
20,400	A.O. Smith Corp.	766,224
13,200	AMERCO (b)	1,148,532
13,230	Ameron International Corp.	1,010,375
76,720	ASE Test Ltd. (b)	774,105
11,800	Canadian Pacific Railway Ltd.	622,568
20,400	Dollar Thrifty Automotive Group, Inc. (b)	930,444
8,300	Flowserve Corp. (b)	418,901
25,700	Gardner Denver, Inc. (b)	958,867
15,100	Genlyte Group, Inc. (b)	1,179,461
15,000	Hornbeck Offshore Services, Inc. (b)	535,500
4,000	L-3 Communications Corp.	327,120
17,000	Laidlaw International, Inc.	517,310
20,400	Manitowoc Co.	1,212,372
75,400	Mentor Graphics Corp. (b)	1,359,462
24,000	Mobile Mini, Inc. (b)	646,560
26,100	Old Dominion Freight Line, Inc. (b)	628,227
8,148	PACCAR, Inc.	528,805
10,400	Precision Castparts Corp.	814,112
17,000	Rofin-Sinar Technologies, Inc. (b)	1,027,820
16,600	Ryder System, Inc.	847,596
33,100	Swift Transportation Co., Inc. (b)	869,537
22,100	Terex Corp. (b)(c)	1,427,218
7,200	Timken Co.	210,096
24,410	Trinity Industries, Inc.	859,232

		19,620,444

Materials -- 9.7%
25,900	Belden CDT, Inc.	1,012,431
19,360	Commercial Metals Co.	499,488
20,600	Encore Wire Corp. (b)(c)	453,406
30,200	General Cable Corp. (b)	1,320,042
3,100	INCO Ltd.	228,046
16,800	Nucor Corp. (c)	918,288
14,330	Olympic Steel, Inc.	318,556
8,000	Phelps Dodge Corp.	957,760
12,900	Pool Corp.	505,293
9,000	Reliance Steel & Aluminum Co.	354,420
9,600	RTI International Metals, Inc. (b)	750,912
11,800	Southern Copper Corp. (c)	635,902
32,100	Superior Essex Inc. (b)	1,067,325
39,080	Technitrol, Inc.	933,621
11,300	United States Steel Corp.	826,482

		10,781,972

Technology -- 10.3%
19,700	Anixter International, Inc. (b)	1,069,710
11,900	Ansys, Inc. (b)	517,531
58,600	Arris Group, Inc. (b)	733,086
33,860	Commscope, Inc. (b)	1,032,053
59,900	Emdeon Corp. (b)	742,161
19,660	Hewlett Packard Co.	809,795
11,600	Itron, Inc. (b)(c)	601,344
19,000	Komag, Inc. (b)	719,720
22,000	LAM Research Corp. (b)(c)	1,113,640
12,200	NCR Corp. (b)(c)	521,672
36,800	NVIDIA Corp. (b)	1,361,968
22,000	SBA Communications Corp. (b)	605,000
53,040	Sykes Enterprises, Inc. (b)	935,626
50,670	TTM Technologies, Inc. (b)	574,091
42,800	Viscount Systems, Inc. (b)	10,272

		11,347,669

Telecommunications -- 5.9%
12,500	America Movil SA de CV ADR, Series L	565,250
26,097	American Tower Corp., Class A (b)	972,896
28,000	AT&T, Inc. (c)	1,001,000
30,300	InterDigital Communications Corp. (b)	1,016,565
64,390	Qwest Communications International, Inc. (b)(c)	538,944
107,300	RealNetworks, Inc. (b)(c)	1,173,862
5,000	Telephone & Data Systems, Inc. Special Shares	248,000
12,400	Telus Corp.	553,908
25,050	Time Warner Telecom, Inc. Class A (b)	499,247

		6,569,672

Utilities -- 1.3%
29,200	AES Corp. (b)	643,568
17,000	Allegheny Energy, Inc. (b)	780,470

		1,424,038

Total Common Stocks (Cost $79,548,372)		106,118,000

Cash Equivalent -- 4.0%
4,462,898	Huntington Money Market Fund, Interfund Shares* 4.670% (e)	4,462,898

Total Cash Equivalent (Cost $4,462,898)		4,462,898

Short-Term Securities Held as Collateral for Securities Lending -- 19.0%
	Pool of various securities for the Huntington Funds	21,065,829

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $21,065,829)		21,065,829

Total Investments (Cost $105,077,099) (a) -- 119.0%		131,646,727

Liabilities in Excess of Other Assets -- (19.0)%		(21,023,200)

Net Assets -- 100.0%		$110,623,527

See Notes to Portfolio of Investments, page 78.

Huntington Rotating Markets Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
United States of America	57.4%
Europe	28.7%
Asia	5.8%
Cash[1]	3.9%
Emerging Markets	2.6%
Canada	1.6%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Cash is comprised of investments in an affiliated money market fund.

Portfolio of Investments (audited)

Shares		Value
Mutual Funds -- 96.1%
17,963	DIAMONDS Trust Series I	$2,238,010
50,373	iShares Dow Jones Select Dividend Index Fund	3,563,386
48,100	iShares Dow Jones U.S. Telecommunications Sector Index Fund	1,426,165
79,656	iShares EAFE Index Fund	5,835,600
15,200	iShares MSCI Brazil Index Fund	710,448
30,150	iShares MSCI Canada Index Fund	761,288
16,100	iShares MSCI Emerging Markets Index Fund	1,838,137
48,843	iShares MSCI EMU Index Fund	5,053,297
15,100	iShares MSCI Germany Index Fund	406,794
20,286	iShares MSCI Hong Kong Index Fund	323,967
25,783	iShares MSCI Italy Index Fund	856,253
24,800	iShares MSCI Mexico Index Fund	1,269,760
4,900	iShares MSCI Pacific ex-Japan Index Fund	613,676
80,691	iShares MSCI United Kingdom Index Fund	1,888,169
62,513	iShares Russell 1000 Index Fund	4,800,373
11,800	iShares Russell 1000 Value Fund	974,798
14,134	iShares Russell 3000 Value Index Fund	1,523,504
23,460	iShares Russell Midcap Value Index Fund	3,435,248
8,635	iShares S&P Europe 350 Index Fund	904,689
15,700	iShares S&P Global 100 Index Fund	1,163,684
15,500	iShares S&P Small Cap 600 BARRA Value Index Fund	1,167,770
17,016	iShares S&P Small Cap 600 Index Fund	1,123,566
17,344	MidCap SPDR Trust Series 1 Index Fund	2,534,652
48,400	Rydex S&P Equal Weight Index Fund	2,291,256

Total Mutual Funds (Cost $35,452,238)		46,704,490

Cash Equivalent -- 3.9%
1,884,232	Huntington Money Market Fund, Interfund Shares* 4.670% (e)	1,884,232

Total Cash Equivalent (Cost $1,884,233)		1,884,232

Total Investments (Cost $37,336,471) (a) -- 100.0%		48,588,722

Other Assets in Excess of Liabilities -- 0.0%		9,552

Net Assets -- 100.0%		$48,598,274

See Notes to Portfolio of Investments, page 78.

Huntington Situs Small Cap Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Other Investments (Collateral for Securities Lending)	17.9%
Industrials	16.3%
Consumer Discretionary	15.5%
Health Care	13.5%
Technology	12.4%
Energy	11.6%
Materials	10.3%
Financials	10.2%
Consumer Staples	4.9%
Utilities	2.5%
Cash[1]	2.1%
Telecommunications	0.8%
Liabilities in Excess of Other Assets	(18.0)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Shares or Principal Amount		Value
Common Stocks -- 98.0%
Australia -- 0.5%
Industrials -- 0.5%
25,000	Orica Ltd.	$479,377

Cayman Islands -- 2.1%
Consumer Discretionary -- 2.1%
40,000	Garmin Ltd. (c)	2,226,400

Chile -- 0.3%
Materials -- 0.3%
2,400	Sociedad Quimica y Minera de Chile SA ADR	325,368

Denmark -- 1.0%
Energy -- 0.4%
10,500	Vestas Wind Systems A/S (b)	443,860

Health Care -- 0.6%
6,800	Novozymes A/S, Class B	585,138

		1,028,998

Finland -- 1.0%
Industrials -- 1.0%
9,100	Cargotec Corp., Class B	505,669
9,400	Kone Oyj, Class B	532,761

		1,038,430

		1,038,430

Germany -- 1.7%
Consumer Staples -- 1.0%
10,000	Douglas Holding AG	517,668
7,734	Fielmann AG (b)	498,770

		1,016,438

Health Care -- 0.7%
12,700	Stada Arzneimittel AG	726,164

		1,742,602

Hong Kong -- 0.5%
Consumer Discretionary -- 0.5%
91,000	Television Broadcasts Ltd.	555,756

Ireland -- 0.6%
Consumer Staples -- 0.6%
25,000	Kerry Group PLC	624,645

Italy -- 0.6%
Energy -- 0.6%
22,200	Saipem SPA	578,420

Japan -- 1.5%
Consumer Discretionary -- 0.0%
90	Hokuto Corp.	1,585

Consumer Staples -- 0.1%
14,000	Fuji Oil Co. Ltd.	121,187

Health Care -- 0.9%
33,000	Tanabe Seiyaku Co. Ltd.	431,254
10,900	Terumo Corp.	428,708

		859,962

Industrials -- 0.2%
13,600	Sato Corp.	241,735

Technology -- 0.3%
32,000	Furuno Electric Co. Ltd.	334,280

		1,558,749

Singapore -- 0.7%
Consumer Staples -- 0.7%
74,000	Asia Pacific Breweries Ltd.	743,331

Spain -- 0.7%
Technology -- 0.7%
23,000	Prosegur Compania de Seguridad SA	749,838

Sweden -- 0.6%
Consumer Discretionary -- 0.6%
28,000	Haldex AB (b)	669,161

Switzerland -- 0.5%
Consumer Staples -- 0.5%
22	Lindt & Spruengli AG	554,470

United Kingdom -- 1.1%
Consumer Staples -- 0.4%
31,188	Bunzl PLC	383,744

Technology -- 0.7%
179,000	Halma PLC	807,743

		1,191,487

United States -- 84.6%
Consumer Discretionary -- 12.3%
30,000	AnnTaylor Stores Corp. (b)	985,200
49,900	Audiovox Corp., Class A (b)	703,091
54,050	Brunswick Corp. (c)	1,724,195
10,500	Columbia Sportswear Co.	584,850
10,000	Ennis, Inc.	244,600
17,050	Fossil, Inc. (b)	384,989
10,000	Hilb, Rogal & Hobbs Co.	421,200
20,000	Jakks Pacific, Inc. (b)	436,800
5,362	MDC Holdings, Inc.	305,902
20,000	Movado Group, Inc.	580,000
10,000	Philadelphia Consolidated Holding Corp. (b)	445,600
14,200	Polo Ralph Lauren Corp. (c)	1,102,772
23,850	RENT-A-CENTER, Inc. (b)	703,814
67,000	ScanSource, Inc. (b)	2,036,799
13,000	Speedway Motorsports, Inc.	499,200
7,200	Thor Industries, Inc.	316,728
45,600	Urban Outfitters, Inc. (b)	1,050,168
21,900	West Marine, Inc. (b)	378,213

		12,904,121

Consumer Staples -- 1.6%
37,977	Fresh Del Monte Produce, Inc.	566,237
40,500	Performance Food Group Co. (b) (c)	1,119,420

		1,685,657

Energy -- 10.6%
7,000	Atwood Oceanics, Inc. (b)	342,790
21,700	CARBO Ceramics, Inc. (c)	810,929
55,200	Denbury Resources, Inc. (b)	1,534,008
15,200	Dril-Quip, Inc. (b)	595,232
61,500	Headwaters, Inc. (b) (c)	1,473,540
11,336	Helix Energy Solutions Group, Inc. (b)	355,610
13,200	Houston Exploration Co. (b)	683,496
1,463	Hugoton Royalty Trust	35,990
14,500	Hydril Co. (b)	1,090,255
26,400	Newfield Exploration Co. (b) (c)	1,213,080
12,000	Oceaneering International, Inc. (b)	476,400
20,000	Pacific Ethanol, Inc. (b) (c)	307,800
10,000	St Mary Land & Exploration Co. (c)	368,400
7,000	Swift Energy Co. (b)	313,670
15,000	TETRA Technologies, Inc. (b) (c)	383,700
22,554	XTO Energy, Inc.	1,061,166

		11,046,066

Financials -- 10.2%
27,600	Arch Capital Group Ltd. (b)	1,866,036
35,000	Bancshares of Florida, Inc (b)	716,800
20,204	BB&T Corp.	887,562
15,800	CBL & Associates Properties, Inc.	684,930
55,400	Colonial Bancgroup, Inc.	1,425,996
37,300	Cullen/Frost Bankers, Inc.	2,082,085
15,000	Equity One, Inc.	399,900
8,000	Healthcare Realty Trust, Inc.	316,320
10,900	HRPT Properties Trust	134,615
10,841	SCBT Financial Corp.	452,395
14,488	TD Banknorth, Inc.	467,673
18,800	WSFS Financial Corp.	1,258,284

		10,692,596

Health Care -- 11.3%
20,000	Advanced Medical Optics, Inc. (b) (c)	704,000
70,000	Albany Molecular Research (b)	739,200
30,500	Bio-Rad Laboratories, Inc., Class A (b)	2,516,860
49,600	Cerner Corp. (b) (c)	2,256,800
43,700	Edwards Lifesciences Corp. (b)	2,055,648
30,000	Kindred Healthcare, Inc. (b)	757,500
53,100	Mentor Corp.	2,594,997
9,300	Par Pharmaceutical, Inc. (b)	208,041

		11,833,046

Industrials -- 14.6%
13,000	Alliant Techsystems, Inc. (b) (c)	1,016,470
20,000	American Woodmark Corp. (c)	837,000
56,000	Armor Holdings, Inc. (b) (c)	3,071,600
16,900	CDI Corp.	420,810
43,000	Jacobs Engineering Group, Inc. (b)	3,506,219
5,000	Overseas Shipholding Group, Inc.	281,500
34,400	Precision Castparts Corp.	2,692,832
10,000	Ryder System, Inc.	510,600
12,700	Timken Co.	370,586
41,400	Universal Forest Products, Inc.	1,930,068
28,750	Werner Enterprises, Inc.	502,550

		15,140,235

Materials -- 10.0%
17,000	Albemarle Corp.	1,220,600
5,000	Ceradyne, Inc. (b)	282,500
20,000	Commercial Metals Co.	516,000
10,000	Deckers Outdoor Corp. (b)	599,500
68,900	Florida Rock Industries	2,966,145
10,850	Quanex Corp.	375,302
23,500	RTI International Metals, Inc. (b)	1,838,170
27,300	Steel Technologies, Inc.	479,115
33,000	The Scotts Co., Class A	1,704,450
10,000	Trimble Navigation Ltd. (b)	507,300

		10,489,082

Technology -- 10.7%
27,000	Black Box Corp.	1,133,730
23,000	Compuware Corp. (b)	191,590
94,000	Global Imaging Systems, Inc. (b)	2,063,300
23,300	Hutchinson Technology, Inc. (b)	549,181
39,150	Imation Corp.	1,817,735
60,600	Methode Electronics, Inc.	656,298
50,000	Red Hat, Inc. (b)	1,150,000
60,900	Standard Microsystems Corp. (b)	1,703,982
13,144	Tektronix, Inc.	383,410
47,900	Transaction Systems Architects, Inc. (b)	1,560,103

		11,209,329

Telecommunications -- 0.8%
39,000	General Communication, Inc., Class A (b)	613,470
15,000	XM Satellite Radio Holdings, Inc. (b)	216,750

		830,220

Utilities -- 2.5%
29,900	Hawaiian Electric Industries, Inc.	811,785
10,100	Northwest Natural Gas Co.	428,644
50,500	UGI Corp.	1,377,640
		2,618,069

		88,448,421

Total Common Stocks (Cost $74,064,171)		102,515,453

Cash Equivalent -- 2.1%
2,166,425	Huntington Money Market Fund, Interfund Shares* 4.670% (e)	2,166,425

Total Cash Equivalent (Cost $2,166,425)		2,166,425

Short-Term Securities Held as Collateral for Securities Lending -- 17.9%
	Pool of various securities for the Huntington Funds	18,765,220

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $18,765,220)		18,765,220

Total Investments (Cost $94,995,816) (a) -- 118.0%		123,447,098

Liabilities in Excess of Other assets -- (18.0)%		(18,831,309)

Net Assets -- 100.0%		$104,615,789

See Notes to Portfolio of Investments, page 78.

Huntington Fixed Income Securities Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agencies	35.7%
Corporate Bonds	35.2%
U.S. Treasury Obligations	23.8%
Other Investments (Collateral for Securities Lending)	7.9%
Cash[1]	2.0%
Preferred Stocks	1.5%
U.S. Government Mortgage Backed Agencies	0.7%
Liabilities in Excess of Other Assets	(6.8)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Principal Amount or Share		Value
U.S. Government Agencies -- 35.7%
Federal Farm Credit Bank -- 2.2%
$2,000,000	3.625%, 7/28/08	$1,956,250
2,000,000	5.430%, 10/24/12	1,977,984

		3,934,234

Federal Home Loan Bank -- 17.5%
4,000,000	3.125%, 8/15/07	3,948,592
3,000,000	3.375%, 10/5/07	2,958,600
4,000,000	3.500%, 11/15/07	3,941,416
1,000,000	5.100%, 3/6/08	999,044
2,000,000	5.375%, 2/23/11	1,995,862
3,000,000	4.375%, 6/8/12	2,911,653
3,000,000	5.375%, 6/14/13	3,065,502
5,000,000	4.750%, 9/11/15	4,889,325
6,500,000	4.750%, 12/16/16	6,363,987

		31,073,981

Federal Home Loan Mortgage Corporation -- 14.9%
3,000,000	3.000%, 5/21/07	2,975,721
5,000,000	5.125%, 4/18/08	4,998,740
2,000,000	3.640%, 8/12/08	1,956,340
1,500,000	4.125%, 11/18/09	1,466,939
3,000,000	5.000%, 11/1/10	2,971,008
3,000,000	5.250%, 10/6/11	2,987,463
4,000,000	6.480%, 12/5/11	4,261,284
900,000	4.500%, 7/16/13	862,700
3,000,000	5.500%, 3/28/16	3,011,334
1,000,000	5.200%, 3/5/19	972,212

		26,463,741

Federal National Mortgage Association -- 1.1%
2,000,000	5.800%, 7/16/13	1,993,156

Total U.S. Government Agencies (Cost $63,690,014)		63,465,112

Corporate Bonds -- 35.2%
Consumer Discretionary -- 4.6%
1,000,000	American International Group, 6.250%, 5/1/36	1,062,479
1,000,000	Carlisle Cos., Inc., 7.250%, 1/15/07	1,000,265
1,000,000	Cintas Corp., 6.150%, 8/15/36	1,024,798
1,000,000	E.W. Scripps Co., 6.625%, 10/15/07	1,003,106
1,500,000	Hanson PLC, 7.875%, 9/27/10	1,613,969
2,500,000	Tandy Corp., 6.950%, 9/1/07	2,512,922

		8,217,539

Energy -- 0.6%
1,000,000	Kinder Morgan Energy Partners, 6.800%, 3/1/08	1,012,880

Financials -- 16.1%
2,000,000	American General Finance Corp., 4.625%, 5/15/09	1,968,422
1,000,000	First Tennessee Bank, 6.400%, 4/1/08	1,012,315
2,000,000	General Electric Global Insurance Holdings Corp., 7.500%, 6/15/10	2,134,364
1,000,000	Household Financial Corp., 5.750%, 1/30/07	1,000,322
2,000,000	HSBC Finance Corp., 5.625%, 6/15/20	1,876,752
1,000,000	Key Bank, 4.412%, 3/18/08	987,021
3,000,000	Lehman Brothers Holdings, 7.000%, 2/1/08	3,050,706
1,000,000	Lincoln National Corp., 4.750%, 2/15/14	955,026
3,000,000	MBNA America Bank Corp. N.A., 7.125%, 11/15/12	3,268,515
1,000,000	Metlife, Inc., 5.000%, 11/24/13	978,493
2,000,000	Metlife, Inc., 5.700%, 6/15/35	1,954,470
1,000,000	Morgan Stanley Dean Witter & Co., 6.750%, 10/15/13	1,069,568
1,180,000	Protective Life Insurance Trust, 4.000%, 10/7/09	1,141,841
2,050,000	RenaissanceRe Holdings Ltd., 5.875%, 2/15/13	2,051,617
3,000,000	Salomon Smith Barney Holdings Co., 6.500%, 2/15/08	3,035,523
1,000,000	SunAmerica, Inc., 6.750%, 10/1/07	1,009,647
1,000,000	Washington Mutual Bank, 5.950%, 5/20/13	1,016,456

		28,511,058

Health Care -- 2.7%
2,500,000	Genentech, Inc., 4.750%, 7/15/15	2,393,333
2,500,000	Wellpoint, Inc., 4.250%, 12/15/09	2,430,097

		4,823,430

Industrials -- 4.2%
1,000,000	Cooper Industries, Inc., 5.250%, 7/1/07	996,932
2,000,000	Oracle Corp., 5.250%, 1/15/16	1,957,792
2,460,000	Thermo Electron Corp., 7.625%, 10/30/08	2,544,041
2,080,000	Union Pacific Corp., 5.214%, 9/30/14	2,038,878

		7,537,643

Real Estate Investment Trusts -- 3.7%
1,045,000	Avalon Properties, 6.875%, 12/15/07	1,055,495
1,500,000	CPG Partners LP, 3.500%, 3/15/09	1,443,405
2,000,000	Duke Realty LP, 3.500%, 11/1/07	1,966,626
1,000,000	MACK-CALI Realty LP, 7.750%, 2/15/11	1,077,409
1,000,000	Weingarten Realty Investment, 7.350%, 7/20/09	1,053,335

		6,596,270

Telecommunications -- 0.3%
474,000	Alltel Ohio LP, 8.000%, 8/15/10 (d)	508,225

Utilities -- 3.0%
1,000,000	Atlantic City Electric Co., 6.750%, 5/12/08	1,014,445
1,000,000	Cincinnati Gas & Electric Co., 6.400%, 4/1/08	1,010,363
1,000,000	Cinergy Global Resources, 6.200%, 11/3/08 (d)	1,011,679
1,000,000	CLECO Corp., 6.520%, 5/15/09	1,019,861
1,300,000	Gulf Power Co., 4.900%, 10/1/14	1,254,599

		5,310,947

Total Corporate Bonds (Cost $62,526,086)		62,517,992

U.S. Treasury Obligations -- 23.8%
U.S. Treasury Bonds -- 10.6%
1,500,000	7.250%, 5/15/16	1,783,067
2,000,000	8.750%, 8/15/20	2,765,000
2,000,000	7.125%, 2/15/23	2,489,688
2,000,000	7.625%, 2/15/25	2,647,032
4,000,000	6.750%, 8/15/26 (c)	4,920,312
1,500,000	5.250%, 11/15/28	1,573,008
2,500,000	5.375%, 2/15/31	2,677,930

		18,856,037

U.S. Treasury Notes -- 13.2%
5,000,000	5.750%, 8/15/10	5,172,460
1,500,000	4.500%, 11/15/10 (c)	1,489,337
5,000,000	4.250%, 8/15/13 (c)	4,874,610
6,500,000	2.000%, 7/15/14	6,754,084
4,500,000	6.125%, 8/15/29 (c)	5,259,375

		23,549,866

Total U.S. Treasury Obligations (Cost $41,276,998)		42,405,903

Preferred Stocks -- 1.5%
Financials -- 1.5%
25,000	CitiGroup Capital Trust VIII, 6.950%	629,500
39,555	General Electric Capital Corp., 6.100%	992,435
20,000	Merrill Lynch & Co. Capital Trust III, 7.000%	511,000
6,300	SLM Corp., 6.000%	153,783
18,000	Wells Fargo Capital Trust II, 7.000%	453,420

Total Preferred Stocks (Cost $2,761,168)		2,740,138

U.S. Government Mortgage Backed Agencies -- 0.7%
Federal Home Loan Mortgage Corporation -- 0.5%
510,699	Pool # 254403, 6.000%, 8/1/17	518,203
299,673	Pool # 599630, 6.500%, 8/1/16	306,993

		825,196

Government National Mortgage Association -- 0.2%
209,186	Pool # 345128, 6.500%, 1/15/24	215,052
64,374	Pool # 352982, 7.500%, 5/15/24	67,222
5,233	Pool # 363175, 7.000%, 11/15/08	5,284
32,199	Pool # 372962, 7.000%, 3/15/24	33,275
28,404	Pool # 373015, 8.000%, 6/15/24	30,067
24,895	Pool # 383488, 7.000%, 2/15/09	25,260

		376,160

Total U.S. Government Mortgage Backed Agencies (Cost $1,192,190)		1,201,356

Cash Equivalent -- 2.0%
3,471,043	Huntington Money Market Fund, Interfund Shares* 4.670% (e)	3,471,043

Total Cash Equivalent (Cost $3,471,043)		3,471,043

Short-Term Securities Held as Collateral for Securities Lending -- 7.9%
	Pool of various securities for the Huntington Funds	14,080,092

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $14,080,092)		14,080,092

Total Investments (Cost $188,997,591) (a) -- 106.8%		189,881,636

Liabilities in Excess of Other Assets -- (6.8)%		(12,067,025)

Net Assets -- 100.0%		$177,814,611

See Notes to Portfolio of Investments, page 78.

Huntington Intermediate Government Income Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agencies	55.2%
U.S. Government Mortgage Backed Agencies	33.4%
U.S. Treasury Notes	9.9%
Other Investments (Collateral for Securities Lending)	1.2%
Cash[1]	0.9%
Liabilities in Excess of Other Assets	(0.6)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Principal Amount		Value
U.S. Government Agencies -- 55.2%
Federal Farm Credit Bank -- 9.0%
$1,000,000	5.750%, 1/18/11	$1,029,320
1,000,000	5.375%, 7/18/11	1,016,038
2,000,000	4.900%, 3/17/14	1,943,044
2,000,000	4.990%, 1/28/15	1,935,156
2,000,000	4.875%, 12/16/15	1,983,502
2,000,000	5.125%, 8/25/16	2,023,446

		9,930,506

Federal Home Loan Bank -- 17.2%
1,500,000	0.000%, 1/24/07	1,495,503
3,000,000	4.000%, 7/13/07	2,979,198
2,000,000	5.985%, 4/9/09	2,044,268
1,500,000	3.875%, 8/14/09	1,459,562
1,000,000	4.000%, 7/8/11	958,615
3,000,000	5.375%, 6/14/13	3,065,502
2,000,000	4.375%, 2/13/15	1,918,494
2,000,000	4.750%, 9/11/15	1,955,730
1,000,000	5.000%, 12/21/15	997,854
2,000,000	5.500%, 10/19/16	1,992,018

		18,866,744

Federal Home Loan Mortgage Corporation -- 20.6%
1,000,000	3.250%, 1/28/08	979,834
2,000,000	3.000%, 5/13/08	1,944,786
1,000,000	5.400%, 2/28/11	999,422
2,000,000	6.000%, 6/15/11	2,083,074
1,000,000	5.450%, 9/2/11	996,779
2,000,000	5.250%, 10/6/11	1,991,642
2,000,000	4.375%, 11/9/11	1,949,594
2,000,000	4.250%, 5/22/13	1,920,848
1,500,000	5.162%, 12/16/13	1,480,830
1,000,000	4.500%, 4/2/14	961,485
2,000,000	5.450%, 1/22/16	1,980,288
2,000,000	5.400%, 2/1/16	1,975,440
3,500,000	5.200%, 3/5/19	3,402,742

		22,666,764

Federal National Mortgage Association -- 8.4%
2,000,000	3.410%, 8/30/07	1,975,916
2,000,000	5.250%, 3/24/15	1,972,728
2,500,000	5.000%, 4/26/17	2,411,465
3,000,000	5.625%, 11/15/21	2,952,237

		9,312,346

Total U.S. Government Agencies (Cost $61,364,976)		60,776,360

U.S. Government Mortgage Backed Agencies -- 33.4%
Federal Home Loan Mortgage Corporation -- 15.6%
934,626	Pool # 1G0865, 4.916%, 7/1/35	924,444
2,991,553	Pool # 972190, 5.328%, 11/1/35	2,991,142
1,296,053	Pool # C90699, 5.000%, 8/1/23	1,262,043
508,907	Pool # E01184, 6.000%, 8/1/17	516,223
683,667	Pool # G08005, 5.500%, 8/1/34	676,828
501,317	Pool # M80773, 5.000%, 10/1/09	498,105
929,768	Pool # M81004, 5.000%, 1/1/13	921,165
1,000,000	Series 2003-32, Class KB, 5.000%, 3/25/17	988,957
1,071,648	Series 2555, Class B, 4.250%, 1/15/18	1,033,679
2,500,000	Series 2571, Class VP, 5.500%, 7/15/21	2,473,638
1,000,000	Series 2670, Class QP, 4.000%, 2/15/27	974,546
933,249	Series 2976, Class HP, 4.500%, 1/15/33	903,570
1,491,554	Series 3046, Class YA, 5.000%, 2/15/19	1,473,410
710,020	Series R002, Class AH, 4.750%, 7/15/15	696,901
884,734	Series R007, Class AC, 5.875%, 5/15/16	886,760

		17,221,411

Federal National Mortgage Association -- 15.7%
1,172,282	Pool # 254594, 5.500%, 1/1/33	1,160,573
1,425,816	Pool # 254759, 4.500%, 6/1/18	1,378,835
645,826	Pool # 254911, 5.000%, 10/1/23	629,198
1,523,357	Pool # 255360, 5.000%, 8/1/24	1,483,229
1,621,843	Pool # 255767, 5.500%, 6/1/25	1,611,944
1,160,235	Pool # 255807, 5.500%, 8/1/20	1,160,030
1,821,278	Pool # 256116, 6.000%, 2/1/26	1,841,003
364,466	Pool # 647408, 5.000%, 10/1/17	359,433
1,715,057	Pool # 735224, 5.500%, 2/1/35	1,697,574
1,768,271	Pool # 783793, 6.000%, 7/1/34	1,781,524
758,034	Pool # 806715, 5.500%, 1/1/35	749,907
1,257,625	Pool # 807963, 5.000%, 1/1/35	1,215,708
596,283	Series 2003-108, Class HA, 5.000%, 1/25/27	590,360
1,277,568	Series 2003-11, Class BA, 5.500%, 8/25/32	1,274,135
319,874	Series 2003-16, Class CB, 4.000%, 2/25/33	304,676

		17,238,129

Government National Mortgage Association -- 2.1%
386,713	Pool # 2699, 6.000%, 1/20/29	392,032
479,717	Pool # 576456, 6.000%, 3/15/32	487,072
1,500,000	Series 2003-100, Class VB, 5.500%, 1/20/23	1,488,725

		2,367,829

Total U.S. Government Mortgage Backed Agencies (Cost $37,432,515)		36,827,369

U.S. Treasury Notes -- 9.9%
2,000,000	6.125%, 8/15/07	2,012,656
2,000,000	3.375%, 11/15/08	1,948,750
1,000,000	5.000%, 8/15/11	1,013,984
2,000,000	4.250%, 11/15/14	1,940,156
2,000,000	4.500%, 2/15/16 (c)	1,968,124
2,000,000	5.125%, 5/15/16 (c)	2,060,078

Total U.S. Treasury Notes (Cost $10,997,139)		10,943,748

Cash Equivalent -- 0.9%
1,039,293	Huntington Money Market Fund, Interfund Shares* 4.670% (e)	1,039,293

Total Cash Equivalent (Cost $1,039,294)		1,039,293

Short-Term Securities Held as Collateral for Securities Lending -- 1.2%
	Pool of various securities for the Huntington Funds	1,349,264

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,349,264)		1,349,264

Total Investments (Cost $112,183,188) (a) -- 100.6%		110,936,034

Liabilities in Excess of Other Assets -- (0.6)%		(607,686)

Net Assets -- 100.0%		$110,328,348

See Notes to Portfolio of Investments, page 78.

Huntington Michigan Tax-Free Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
School Districts	61.1%
Medical	9.9%
Facilities	9.3%
Water	6.6%
General Obligations	5.5%
Power	2.5%
Higher Education	1.2%
Utilities	1.2%
General Fund	1.0%
Development	0.7%
Other Assets in Excess of Liabilities	0.5%
Airport	0.4%
Cash	0.1%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Principal Amount or Shares		Value
Municipal Bonds -- 99.4%
Michigan -- 99.4%
$475,000	Avondale, MI, School District, Building & Site, G.O., 5.250%, 5/1/18	$516,159
150,000	Big Rapids, MI, Public School District, G.O. (FSA Ins), 5.000%, 5/1/19	154,029
75,000	Bishop, MI, International Airport Authority Refunding, Series A, G.O., (AMBAC Ins), 5.100%, 12/1/18	78,730
800,000	Caledonia, MI, Community Schools, G.O., 5.250%, 5/1/15	838,416
1,820,000	Chippewa Valley, MI Schools, 4.500%, 5/1/21	1,873,835
400,000	Chippewa Valley, MI, Schools, Building & Site, Series I, G.O., 5.375%, 5/1/17	427,188
250,000	Chippewa Valley, MI, Schools, Building & Site, Series I, G.O., 5.375%, 5/1/18	266,993
100,000	Clarkston, MI, Community Schools, G.O., 5.000%, 5/1/16	107,266
50,000	Dearborn, MI, School District, G.O., 5.000%, 5/1/18	52,668
65,000	Detroit, MI, City School District, Series B, G.O., (FGIC Ins), 5.000%, 5/1/19	68,672
150,000	Detroit, MI, Downtown Development Authority Tax Increment Revenue, Series A, (MBIA Ins), 4.650%, 7/1/10	153,315
500,000	Detroit, MI, Water Supply Systems Revenue, Series A, (FGIC Ins), 5.000%, 7/1/13	535,420
60,000	Dexter, MI, Community Schools, G.O., (FGIC Ins), 4.800%, 5/1/10	60,874
60,000	Dowagiac, MI, School District, G.O., 5.500%, 5/1/16	65,476
30,000	Dowagiac, MI, School District, G.O., 5.500%, 5/1/16	32,632
150,000	Eastern Michigan University, MI, Refunding Revenue, (FGIC Ins), 5.800%, 6/1/12	165,461
150,000	Ecorse, MI, Public School District, G.O., (FSA Ins), 5.000%, 5/1/19	161,294
270,000	Ferndale, MI, Public Improvements Refunding, G.O., (FGIC Ins), 5.000%, 4/1/15	287,993
200,000	Genesee County, MI, Building Authority, G.O., (AMBAC Ins), 5.100%, 5/1/14	206,444
825,000	Grand Rapids & Kent County, MI, Building Authority, Series A, G.O., 5.000%, 12/1/19	884,631
490,000	Greenville, MI, Public Schools Refunding G.O., (FSA Ins), 4.900%, 5/1/13	497,639
100,000	Grosse Isle Township, MI, School District Refunding G.O. (FGIC Ins), 5.100%, 5/1/18	101,646
300,000	Hartland, MI, Consolidated School District Refunding, G.O., 5.050%, 5/1/18	314,079
500,000	Hartland, MI, Consolidated School District Refunding, G.O., 5.125%, 5/1/20	524,334
140,000	Huron Valley, MI, School District Refunding, G.O. (FGIC Ins), 5.000%, 5/1/18	142,125
150,000	Huron Valley, MI, School District, G.O., 5.250%, 5/1/17	162,119
50,000	Huron Valley, MI, School District, G.O., (FGIC Ins), 4.800%, 5/1/13	50,754
200,000	Kalamazoo, MI, City Schools District, Building & Site, G.O., (FSA Ins), 5.000%, 5/1/13	210,620
55,000	Kalamazoo, MI, Hospital Finance Authority Refunding Revenue, (MBIA Ins), 5.250%, 5/15/18	56,526
190,000	Kelloggsville, MI, Public School District Refunding, G.O., (FGIC Ins), 5.000%, 5/1/13	193,255
25,000	Kent County, MI, Building Authority, G.O., 4.800%, 6/1/16	26,005
90,000	Lake Orion, MI, Community School District Prerefunded, G.O., 4.800%, 5/1/15	94,874
600,000	Lake Orion, MI, Community School District Refunding, G.O., 5.000%, 5/1/18	632,609
165,000	Lake Orion, MI, Community School District Refunding, G.O., 5.000%, 5/1/18	175,519
410,000	Lake Orion, MI, Community School District Unrefunded, G.O., 4.800%, 5/1/15	431,193
140,000	Lakeview, MI, Public School District, G.O., 5.000%, 5/1/16	146,350
250,000	Lansing, MI, Board of Water & Light Revenue, Series A, 5.000%, 7/1/15	260,970
350,000	Lincoln, MI, Consolidated School District Refunding, G.O. (FSA Ins), 5.000%, 5/1/20	373,027
200,000	Michigan Municipal Building Authority School District City of Detroit Revenue, 5.000%, 6/1/15	216,082
500,000	Michigan Public Power Agency Refunding Revenue, (MBIA Ins), 5.250%, 1/1/15	548,845
50,000	Michigan State Building Authority Refunding Revenue, Series I (FSA Ins), 5.250%, 10/15/12	53,916
100,000	Michigan State Building Authority Revenue, Series I, 4.750%, 10/15/11	102,772
600,000	Michigan State Building Authority, Facilities Program Refunding Revenue, Series I, 5.125%, 10/15/15	622,200
100,000	Michigan State Hospital Finance Authority Refunding Revenue, Series A (AMBAC Ins), 5.500%, 1/1/16	102,136
200,000	Michigan State Hospital Finance Authority Revenue, 5.000%, 11/1/11	210,750
10,000	Michigan State Hospital Finance Authority Revenue, (MBIA Ins), 6.000%, 5/15/14	10,591
850,000	Michigan State Hospital Finance Authority Revenue, (MBIA Ins), 5.000%, 11/15/17	908,633
40,000	Michigan State Hospital Finance Authority Revenue, (MBIA Ins), 5.000%, 2/15/18	41,076
355,000	Michigan State Hospital Financing Authority Revenue, (MBIA Ins), 5.000%, 11/15/19	379,229
250,000	Michigan State School Improvements, G.O., 4.800%, 12/1/11	255,338
1,000,000	Mount Clemens, MI, Community School District Refunding, G.O., (FSA Ins), 5.000%, 5/1/18	1,073,820
850,000	Municipal Bond Authority, MI School District City of Detroit Revenue, 5.250%, 10/1/18	916,172
10,000	Northwestern Community College, MI, Unrefunded, G.O. , (FGIC Ins), 5.300%, 4/1/12	10,424
150,000	Novi, MI, Community School District, G.O., 5.125%, 5/1/18	157,911
500,000	Paw Paw, MI, Public School District, G.O., (FGIC Ins), 6.500%, 5/1/09	516,430
150,000	Petoskey, MI, Hospital Financing Authority Refunding Revenue, (MBIA ns), 5.500%, 11/15/09	156,405
200,000	Plymouth-Canton, MI, Community School District Refunding, G.O., 5.250%, 5/1/15	217,800
250,000	Portage, MI, Public Schools, G.O., (FSA Ins), 4.500%, 5/1/14	254,070
100,000	Reeths-Puffer, MI, Schools Refunding, G.O., (FGIC Ins), 4.850%, 5/1/12	100,395
90,000	Saginaw Valley State University, MI, Unrefunded Revenue (AMBAC Ins), 5.000%, 7/1/12	93,453
65,000	South Lyon, MI, Community Schools, G.O., 4.250%, 5/1/10	66,106
1,175,000	South Lyon, MI, Community Schools, G.O., (MBIA Ins), 5.250%, 5/1/18	1,287,706
300,000	University of Michigan Refunding Revenue, Series A-1, 5.250%, 12/1/10	309,372
500,000	Van Buren County, MI, Sewage Disposal, G.O., (AMBAC Ins), 5.000%, 5/1/16	520,280
170,000	Walker, MI, Building Authority, G.O., (MBIA Ins), 5.200%, 5/1/14	178,172
100,000	Wayne County, MI, Public Improvements, G.O., 5.300%, 10/1/13	105,382
15,000	Wayne County, MI, Wayne Community College, G.O., (AMBAC Ins), 5.350%, 7/1/13	15,728
145,000	West Ottawa, MI, Public School District, Unrefunded, G.O., (FGIC Ins), 5.400%, 5/1/09	145,832
60,000	West Ottawa, MI, Public School District, Unrefunded, G.O., (FGIC Ins), 5.600%, 5/1/11	60,388
550,000	Western Ottawa, MI, Public School District Refunding, G.O., Series A, 5.375%, 5/1/13	597,245
250,000	Whiteford, MI, Agricultural School District, G.O., 5.000%, 5/1/15	263,275
50,000	Woodhaven-Brownstown, MI, School District, G.O., 5.125%, 5/1/14	53,488

		21,882,562

Total Municipal Bonds (Cost $21,586,712)		21,882,562

Cash Equivalent -- 0.1%
32,560	Fidelity Institutional Tax-Exempt Fund 3.650% (e)	32,560

Total Cash Equivalent (Cost $32,560)		32,560

Total Investments (Cost $21,619,272) (a) -- 99.5%		21,915,122

Other Assets in Excess of Liabilities -- 0.5%		120,383

Net Assets -- 100.0%		$22,035,505

See Notes to Portfolio of Investments, page 78.

Huntington Mortgage Securities Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Mortgage Backed Agencies	80.6%
Real Estate Investment Trusts (Includes 9.4% of Common Stock and 0.5% of Preferred Stock)	9.9%
U.S. Government Agencies	5.0%
Collateralized Mortgage Obligations	3.0%
Cash[1]	1.1%
Other Investments (Collateral for Securities Lending)	0.8%
Liabilities in Excess of Other Assets	(0.4)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Principal Amount or Shares		Value
U.S. Government Mortgage Backed Agencies -- 80.6%
Federal Home Loan Bank -- 1.0%
$864,665	Series Z2-2013, Class A, 4.800%, 2/25/13	$871,600

Federal Home Loan Mortgage Corporation -- 31.2%
934,626	Pool # 1G0865, 4.916%, 7/1/35	924,736
1,370,620	Pool # A15284, 5.500%, 10/1/33	1,357,937
405,908	Pool # C00730, 6.000%, 3/1/29	410,676
142,979	Pool # C90237, 6.500%, 11/1/18	147,043
982,172	Pool # C90779, 5.000%, 1/1/24	956,706
1,074,656	Pool # C90859, 5.500%, 10/1/24	1,069,996
434,731	Pool # E96459, 5.000%, 5/1/18	428,203
1,367,334	Pool # G08005, 5.500%, 8/1/34	1,354,083
1,067,190	Pool # G11792, 5.500%, 12/1/17	1,069,928
947,126	Pool # G12297, 6.000%, 7/1/21	960,169
922,158	Pool # J03237, 5.500%, 8/1/16	924,524
574,067	Pool # M80927, 5.000%, 7/1/11	570,386
929,768	Pool # M81004, 5.000%, 1/1/13	921,456
210,254	REMIC Series 2399, Class EC, 5.500%, 1/15/09	208,597
1,000,000	REMIC Series 2543, Class PQ, 5.500%, 4/15/22	988,623
2,000,000	REMIC Series 2553, Class AE, 5.500%, 9/15/29	1,992,316
1,337,954	REMIC Series 2584, Class LE, 4.000%, 12/15/13	1,274,110
467,178	Series 1994-23, Class PK, 6.000%, 5/25/10	470,131
1,000,000	Series 2003-53, Class JL, 5.000%, 12/25/31	967,160
845,813	Series 2006, Class A, 6.000%, 11/25/22	852,860
490,450	Series 2548, Class HA, 4.500%, 1/15/10	484,921
1,000,000	Series 2571, Class VP, 5.500%, 7/15/21	990,080
1,623,037	Series 2770, Class TC, 4.000%, 1/15/18	1,562,355
2,000,000	Series 2780, Class QC, 4.500%, 3/15/17	1,955,882
933,249	Series 2976, Class HP, 4.500%, 1/15/33	904,154
1,685,947	Series 3002, Class CA, 5.000%, 7/15/35	1,645,641
1,491,554	Series 3046, Class YA, 5.000%, 2/15/19	1,474,342
710,020	Series R002, Class AH, 4.750%, 7/15/15	697,345

		27,564,360

Federal National Mortgage Association -- 45.6%
2,022,373	Pool # 254442, 5.500%, 9/1/17	2,027,831
609,040	Pool # 254486, 5.000%, 9/1/17	600,821
817,869	Pool # 254720, 4.500%, 5/1/18	791,176
855,490	Pool # 254759, 4.500%, 6/1/18	827,568
906,775	Pool # 254831, 5.000%, 8/1/23	883,712
1,852,565	Pool # 254908, 5.000%, 9/1/23	1,805,446
1,702,514	Pool # 254911, 5.000%, 10/1/23	1,659,212
537,911	Pool # 254955, 4.000%, 10/1/10	521,854
736,839	Pool # 255320, 5.000%, 7/1/24	717,660
2,357,079	Pool # 255711, 5.500%, 4/1/25	2,343,429
2,276,598	Pool # 256116, 6.000%, 2/1/26	2,301,967
862,054	Pool # 357771, 5.000%, 5/1/25	839,140
258,974	Pool # 602879, 6.000%, 11/1/31	261,592
733,759	Pool # 663808, 5.000%, 11/1/17	723,856
943,118	Pool # 684488, 5.000%, 12/1/17	930,390
1,158,258	Pool # 693256, 5.000%, 4/1/18	1,141,576
1,955,459	Pool # 729535, 5.500%, 7/1/33	1,936,137
1,715,057	Pool # 735224, 5.500%, 2/1/35	1,698,110
939,039	Pool # 745418, 5.500%, 4/1/36	928,607
268,499	Pool # 748422, 6.000%, 8/1/33	270,847
1,768,271	Pool # 783793, 6.000%, 7/1/34	1,782,076
2,154,729	Pool # 786457, 5.288%, 7/1/34	2,140,895
758,034	Pool # 806715, 5.500%, 1/1/35	750,144
579,053	Pool # 814261, 6.000%, 1/1/35	583,574
776,669	Pool # 836450, 6.000%, 10/1/35	782,341
1,990,309	Pool # 845573, 5.640%, 2/1/36	1,999,550
74,702	Pool # E65142, 6.500%, 7/1/11	76,418
971,997	Series 1999-13, Class PH, 6.000%, 4/25/29	976,831
880,407	Series 2003-38, Class TC, 5.000%, 3/25/23	864,610
1,000,000	Series 2003-92, Class KH, 5.000%, 3/25/32	967,757
2,000,000	Series 2004-45, Class NC, 5.500%, 11/25/28	2,001,894
2,126,562	Series 2004-45, Class VD, 4.500%, 3/25/18	2,045,460
1,000,000	Series 2672, Class GH, 5.500%, 8/15/31	988,106
1,091,000	Series 2847, Class NC, 4.000%, 1/15/24	1,070,334

		40,240,921

Government National Mortgage Association -- 2.8%
289	Pool # 328651, 8.500%, 5/15/07	288
2,521,469	Pool # 3637, 5.500%, 11/20/34	2,505,396

		2,505,684

Total U.S. Government Mortgage Backed Agencies (Cost $72,261,337)		71,182,565

Common Stocks -- 9.4%
Real Estate Investment Trusts -- 9.4%
4,700	Acadia Realty Trust	117,594
3,400	Alexandria Real Estate Equities, Inc.	341,360
2,000	AMB Property Corp.	117,220
6,000	American Campus Communities, Inc.	170,820
2,000	Avalonbay Communities, Inc.	260,100
3,000	Boston Properties, Inc.	335,640
7,000	Brandywine Realty Trust	232,750
2,000	Camden Property Trust	147,700
6,000	CBL & Associates Properties, Inc.	260,100
1,000	Cedarshopping Centers INC.	15,910
4,200	Developers Diversified Realty Corp.	264,390
1,000	Digital Reality Trust	34,230
5,000	Duke Realty Corp.	204,500
4,500	EastGroup Properties, Inc.	241,020
1,000	Equity Lifestyle Properties, Inc.	54,430
5,000	Equity Residential Properties Trust (c)	253,750
1,500	Essex Property Trust, Inc.	193,875
6,000	General Growth Properties, Inc.	313,380
800	Getty Realty Corp.	24,720
6,000	Health Care Property Investors, Inc.	220,920
3,500	Healthcare Realty Trust, Inc.	138,390
5,000	Home Properties, Inc.	296,350
5,600	Hospitality Properties Trust	266,168
2,000	Host Hotels & Resorts, Inc. (c)	49,100
7,600	Kimco Realty Corp.	341,620
5,000	Mack-Cali Realty Corp.	255,000
1,000	Maguire Properties, Inc.	40,000
1,000	National Retail Properties Inc	22,950
1,000	New Plan Excel Realty Trust	27,480
2,500	Parkway Properties, Inc.	127,525
6,000	Pennsylvania Real Estate Investment Trust	236,280
6,386	ProLogis	388,077
5,250	Public Storage, Inc.	511,875
2,000	Realty Income Corp.	55,400
1,000	Reckson Associates Realty Corp.	45,600
1,000	Regency Centers Corp.	78,170
2,800	SL Green Realty Corp. (c)	371,784
2,000	Sunstone Hotel Investors, Inc.	53,460
1,100	The Macerich Co.	95,227
5,900	United Dominion Realty Trust, Inc.	187,561
3,900	Ventas, Inc.	165,048
2,800	Vornado Realty Trust	340,200
5,000	Washington Real Estate Investment Trust	200,000
5,000	Weingarten Realty Investors	230,550

Total Common Stocks (Cost $4,454,924)		8,328,224

U.S. Government Agencies -- 5.0%
Federal Home Loan Bank -- 1.7%
1,500,000	5.140%, 1/22/07	1,494,860

Federal Home Loan Mortgage Corporation -- 1.1%
500,000	3.650%, 1/23/08	492,183
500,000	4.500%, 4/2/14	481,475

		973,658

Federal National Mortgage Association -- 2.2%
1,000,000	2.875%, 5/19/08	970,196
1,000,000	5.000%, 3/2/15	988,622

		1,958,818

Total U.S. Government Agencies (Cost $4,479,806)		4,427,336

Collateralized Mortgage Obligations -- 3.0%
2,680,664	CitiCorp Mortgage Securities, Inc., Series 2005-7, Class 1A1, 5.500%, 10/25/35	2,658,128

Total Collateralized Mortgage Obligations (Cost $2,653,547)		2,658,128

Preferred Stocks -- 0.5%
Real Estate Investment Trusts -- 0.5%
1,800	Equity Office, 5.250%, Series B	121,340
4,000	Simon Property Group, 6.000%	325,600

Total Preferred Stocks (Cost $382,743)		446,940

Cash Equivalent -- 1.1%
1,002,498	Huntington Money Market Fund, Interfund Shares* 4.670% (e)	1,002,498

Total Cash Equivalent (Cost $1,002,498)		1,002,498

Short-Term Securities Held as Collateral for Securities Lending -- 0.8%
	Pool of various securities for the Huntington Funds	674,638

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $674,638)		674,638

Total Investments (Cost $85,909,492) (a) -- 100.4%		88,720,329

Liabilities in Excess of Other Assets -- (0.4)%		(369,273)

Net Assets -- 100.0%		$88,351,056

See Notes to Portfolio of Investments, page 78.

Huntington Ohio Tax-Free Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
General Obligations	33.8%
School Districts	25.3%
Higher Education	10.0%
Water	9.0%
Medical	7.5%
Facilities	4.5%
Utilities	3.2%
Transportation	2.7%
Power	2.6%
Pollution Control	0.3%
General Fund	0.2%
Education	0.2%
Cash	0.2%
Other Assets in Excess of Liabilities	0.5%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Principal Amount		Value
Municipal Bonds -- 99.3%
Ohio -- 99.3%
$50,000	Akron, OH, Hospital Improvements Revenue, (FSA Ins), 5.250%, 11/15/15	$53,652
70,000	Akron, OH, Pension Funding Refunding Revenue, (AMBAC Ins), 5.250%, 12/1/18	74,809
335,000	Akron, OH, Water Utility Improvements Revenue, (MBIA Ins), 5.250%, 12/1/17	361,398
150,000	Allen County, OH, Refunding, G.O., (AMBAC Ins), 5.250%, 12/1/15	161,985
375,000	Avon Lake, OH, Water System Revenue, Series A, (AMBAC Ins), 5.500%, 10/1/15	399,443
500,000	Bay Village, OH, City School District, G.O., 5.250%, 12/1/16	529,435
140,000	Bay Village, OH, City School District, G.O., 5.375%, 12/1/18	148,875
105,000	Bowling Green State University, OH, General Receipts Revenue (AMBAC Ins), 5.250%, 6/1/19	113,771
420,000	Canton, OH, School District, G.O., (MBIA Ins), 5.350%, 12/1/15	446,246
200,000	Chagrin Falls, OH, Exempt Village School District, G.O., (MBIA Ins), 5.250%, 12/1/19	217,930
90,000	Cincinnati, OH, City School District, (FSA Ins), 5.000%, 12/15/15	98,339
150,000	Cincinnati, OH, Public Improvements, G.O., 5.000%, 12/1/12	157,086
525,000	Cincinnati, OH, Public Improvements, G.O., 5.000%, 12/1/15	551,754
355,000	Cincinnati, OH, Water Systems Revenue, 5.000%, 12/1/19	376,736
1,000,000	Cleveland, OH School District Refunding, G.O., 5.000%, 12/1/18	1,059,679
85,000	Cleveland, OH, G.O., (MBIA Ins) (Various Purposes), 5.500%, 12/1/13	92,908
80,000	Cleveland, OH, School District Refunding, G.O., (FGIC Ins), 5.250%, 12/1/14	86,480
100,000	Cleveland, OH, Waterworks Refunding Revenue, Series G, (MBIA Ins), 5.500%, 1/1/13	105,995
110,000	Cleveland, OH, Waterworks Unrefunded Revenue, Series I (FSA Ins), 5.250%, 1/1/11	112,803
640,000	Cleveland, OH, Waterworks Unrefunded Revenue, Series I (FSA Ins), 5.250%, 1/1/13	656,122
650,000	Cleveland, OH, Waterworks Unrefunded Revenue, Series I (FSA Ins), 5.000%, 1/1/16	664,294
60,000	Cleveland, OH, Waterworks Unrefunded Revenue, Series I (FSA Ins), 5.000%, 1/1/17	61,295
500,000	Columbus, OH, Refunding, Series C, G.O., 5.000%, 7/15/16	545,265
75,000	Columbus, OH, Series A, G.O., 5.000%, 6/15/13	80,724
745,000	Crawford County, OH, Refunding, G.O., (AMBAC Ins), 4.750%, 12/1/19	772,640
500,000	Cuyahoga County, OH, Hospital Revenue, Walker Center, Series I, 5.250%, 1/1/13	515,435
500,000	Cuyahoga County, OH, Port Authority Revenue, (AMBAC Ins), 5.000%, 8/1/18	536,355
500,000	Dayton, OH, G.O., (MBIA Ins), 5.000%, 12/1/12	517,545
435,000	Delaware County, OH, G.O., 5.000%, 12/1/18	459,008
50,000	Dublin, OH, City School District Refunding, G.O., (MBIA Ins), 5.000%, 12/1/19	51,017
125,000	East Liverpool, OH, City Hospital Revenue, Series B, (FSA Ins), 4.750%, 10/1/13	127,334
500,000	Euclid, OH, G.O., 5.450%, 12/1/08	505,350
500,000	Euclid, OH, G.O., 5.000%, 12/1/12	516,985
115,000	Fairfield County, OH, Local School District, G.O., (FSA Ins), 5.000%, 12/1/12	122,991
360,000	Fairfield, OH, Local School District, G.O. (FSA Ins), 4.250%, 12/1/18	369,072
190,000	Fairfield, OH, Union Local School District, Series A, G.O. (FSA Ins), 4.250%, 12/1/19	194,317
160,000	Fairfield, OH, Union Local School District, Series A, G.O. (FSA Ins), 4.250%, 12/1/20	163,240
175,000	Fairlawn, OH, G.O., 5.750%, 12/1/13	176,572
115,000	Field, OH, Local School District, G.O., (AMBAC Ins), 5.000%, 12/1/18	124,076
190,000	Franklin County, OH, Municipal Facilities Improvments, G.O. (MBIA Ins), 4.650%, 12/1/15	199,289
200,000	Franklin County, OH, Refunding, G.O., 5.375%, 12/1/20	209,612
35,000	Gallia County, OH Local School Disrict, G.O., 4.500%, 12/1/20	36,083
100,000	Girard, OH, Local School District, G.O., (AMBAC Ins), 5.850%, 12/1/19	107,930
340,000	Greater Cleveland, OH, Regulatory Transportation Authority, G.O. (FGIC Ins), 5.000%, 12/1/15	371,385
450,000	Greene County, OH, Sewer System Revenue, 5.000%, 12/1/18	487,287
260,000	Hamilton County, OH, Sales Tax Revenue, Series B, (AMBAC Ins), 5.750%, 12/1/12	279,417
500,000	Hamilton County, OH, Sales Tax Revenue, Series B, (AMBAC Ins), 5.750%, 12/1/17	537,075
250,000	Hudson City, OH, Recreational Facilities Improvements, G.O., 5.000%, 12/1/14	260,968
50,000	Kent State University, OH, General Receipts, Revenue Series A, (AMBAC Ins), 5.000%, 5/1/18	51,215
230,000	Kettering, OH, City School District, G.O., (FGIC Ins), 5.000%, 12/1/16	246,480
250,000	Kettering, OH, City School District, Refunding, G.O. (FSA Ins), 5.000%, 12/1/15	270,850
95,000	Keystone, OH, Local School District, G.O. (FSA Ins), 5.000%, 12/1/19	101,854
285,000	Lakewood, OH, City School District, G.O., (FSA Ins), 5.000%, 12/1/18	303,992
50,000	Lakewood, OH, Public Improvements, G.O., 4.750%, 12/1/12	52,153
250,000	Lakota, OH, Local School District, G.O., (FGIC Ins), 5.050%, 12/1/13	258,673
100,000	Licking County, OH, Joint Vocational School District, G.O., (MBIA Ins), 5.375%, 12/1/14	108,758
500,000	Lorain County, OH, Catholic Healthcare Partners Revenue, Series B, (MBIA Ins), 6.000%, 9/1/08	517,210
300,000	Lorain County, OH, Hospital Revenue, Series B, (MBIA Ins), 5.625%, 9/1/14	309,543
50,000	Lucas County, OH, G.O., (AMBAC Ins), 5.375%, 12/1/11	51,348
810,000	Lucas County, OH, Hospital Refunding Revenue, (AMBAC Ins), 5.000%, 11/15/11	850,191
435,000	Madison, OH, Local School District Refunding, G.O. (FSA Ins), 4.000%, 12/1/17	438,180
50,000	Mahoning County, OH, Hospital Facilities Revenue, Series A, (MBIA Ins), 5.000%, 11/15/17	51,534
500,000	Mahoning County, OH, Sewer Systems, Refunding Revenue, (AMBAC Ins), 5.200%, 12/1/14	530,434
1,010,000	Marysville, OH, Exempt Village School District, G.O., (MBIA Ins), 5.250%, 12/1/16	1,089,587
500,000	Mason, OH, City School District, G.O., 5.150%, 12/1/12	525,565
250,000	Miami County, OH, G.O., 4.875%, 12/1/10	257,633
200,000	Middleburg Heights, OH, Hospital Refunding Revenue, Southwest General Health Center, 5.625%, 8/15/15	209,514
50,000	Middleburg Heights, OH, Public Improvements Refunding, G.O., 4.300%, 12/1/10	50,805
50,000	Montgomery County, OH, Cathlolic Health Revenue, 5.500%, 9/1/14	53,972
50,000	Montgomery County, OH, Public Improvements, G.O., 5.500%, 12/1/13	52,965
250,000	Montgomery County, OH, Water Refunding Revenue, (AMBAC Ins), 5.375%, 11/15/16	271,742
50,000	Mount Vernon, OH, City Schools Refunding, G.O. (FSA Ins), 5.000%, 12/1/17	54,058
100,000	Muskingum County, OH, Hospital Facilities Bethesda Hospital Association, Refunding Revenue (Connie Lee Ins), 5.400%, 12/1/16	102,112
100,000	Muskingum County, OH, Refunding & Improvement Revenue, Bethesda Care System, (Connie Lee Ins), 5.350%, 12/1/07	101,457
35,000	New Albany Plain, OH, Local School District, G.O. (FGIC Ins), 5.500%, 12/1/18	37,883
25,000	New Albany Plain, OH, Local School District, G.O. (FGIC Ins), 5.500%, 12/1/18	27,263
235,000	Norwalk, OH, Refunding, G.O., 5.550%, 4/1/09	238,398
100,000	Norwalk, OH, Refunding, G.O., 5.600%, 4/1/10	101,458
1,000,000	Ohio Municipal Electric Generation Agency Refunding Revenue, (AMBAC Ins), 5.000%, 2/15/17	1,070,290
170,000	Ohio State Building Authority Refunding Revenue, Series A, 5.250%, 6/1/10	178,415
65,000	Ohio State Building Authority Revenue, Series A, (FSA Ins), 5.500%, 4/1/15	70,751
75,000	Ohio State Building Authority Sports Facilities Revenue, Series A, 5.250%, 10/1/13	78,314
300,000	Ohio State Building Authority State Facilities Revenue, Series A, (FSA Ins), 5.500%, 10/1/11	323,676
125,000	Ohio State Building Authority State Facilities Revenue, Series A, (FSA Ins), 5.500%, 10/1/14	134,639
100,000	Ohio State Building Authority State Facilities Revenue, Series A, (FSA Ins), 5.500%, 10/1/15	108,073
60,000	Ohio State Building Authority, Refunding Revenue, Series A, (FGIC Ins), 5.000%, 4/1/11	63,105
150,000	Ohio State Building Authority, State Facilities Revenue, Series A, 5.000%, 4/1/16	159,566
140,000	Ohio State Community Schools, G.O., Series B, 5.000%, 9/15/18	147,983
100,000	Ohio State Community Schools, Series B, G.O., (FSA Ins), 5.000%, 9/15/18	106,284
175,000	Ohio State Conservation Project, Series A. G.O., 5.000%, 3/1/15	187,717
700,000	Ohio State Conservation Projects, Series A, G.O., 5.000%, 3/1/17	745,304
1,000,000	Ohio State Higher Education Facilities Revenue, Case Western Reserve University, 5.000%, 10/1/11	1,019,540
700,000	Ohio State Higher Education, Capital Facilities, G.O., Series A, 5.375%, 2/1/15	744,499
60,000	Ohio State Higher Educational Facility Community Revenue (AMBAC Ins), 5.200%, 12/1/10	61,440
500,000	Ohio State Highway Capital Improvements, Series I, G.O., 4.000%, 5/1/12	507,895
25,000	Ohio State Highway Improvements Revenue, 5.000%, 2/15/17	26,209
400,000	Ohio State Infrastructure Improvement Refunding, G.O., Series R, 5.250%, 8/1/12	414,100
150,000	Ohio State Parks & Recreation Revenue, Series II-A, (FSA Ins), 5.000%, 12/1/17	160,371
275,000	Ohio State Public Facilities Revenue, Series II-A, 5.200%, 6/1/12	288,804
250,000	Ohio State Revitalization Revenue Project, Series A (AMBAC Ins), 5.000%, 4/1/21	269,543
450,000	Ohio State Turnpike Commission Revenue, 5.500%, 2/15/20	479,039
100,000	Ohio State Turnpike Commission Revenue, Series B, (FGIC Ins), 5.250%, 2/15/12	103,489
100,000	Ohio State University Cultural & Sports Capital Facilities Refunding Revenue, Series A (FSA Ins), 5.000%, 4/1/17	107,976
30,000	Ohio State Water Development Authority Refunding Revenue, 5.250%, 6/1/11	31,950
200,000	Ohio State Water Development Authority, Pollution Control Revenue, 5.000%, 6/1/13	214,942
685,000	Ohio State, Public Improvements, Series A, G.O., 5.000%, 3/1/18	728,950
250,000	Plain, OH, Local School District, G.O., (FGIC Ins), 5.700%, 12/1/14	270,685
100,000	Portage County, OH, Public Improvements, G.O., (MBIA Ins), 5.250%, 12/1/17	103,440
100,000	River Valley, OH, Local School District, G.O., (FSA Ins), 5.250%, 11/1/16	106,559
1,040,000	Shaker Heights, OH, Urban Renewal Refunding, G.O., (AMBAC Ins), 5.000%, 12/1/17	1,108,660
200,000	Sidney, OH, City School District, G.O., (FGIC Ins), 5.000%, 12/1/12	213,422
980,000	Southwest Licking County, OH, Local School District, G.O., (AMBAC Ins), 5.000%, 12/1/19	1,056,607
1,000,000	Springfield, OH, City School District, G.O., (FGIC Ins), 5.000%, 12/1/17	1,077,819
130,000	Springfield, OH, G.O., (FGIC Ins), 5.500%, 12/1/17	137,339
145,000	Strasburg Franklin, OH, Local School District, G.O., (AMBAC Ins), 4.000%, 12/1/14	147,556
55,000	Strongsville, OH, G.O., 6.700%, 12/1/11	56,756
325,000	Strongsville, OH, Library Improvements, G.O., (FGIC Ins), 5.000%, 12/1/15	342,602
235,000	Swanton, OH, Local School Disctrict, School Improvement, G.O., (FGIC Ins), 4.900%, 12/1/15	248,639
500,000	Teays Valley, OH, Local School District, School Facilities Construction & Improvement, G.O., (FGIC Ins), 5.150%, 12/1/14	527,630
315,000	Toledo, OH, Sewer System Revenue, 5.250%, 11/15/13	333,988
700,000	Toledo, OH, Waterworks Revenue (MBIA Ins), 5.000%, 11/15/19	756,119
500,000	Troy, OH, Capital Facilities, G.O., 6.250%, 12/1/11	529,554
350,000	Trumbull County, OH, Public Improvements Refunding, G.O., (MBIA Ins), 5.125%, 12/1/13	377,542
655,000	Twinsburg, OH, Recreational Facilities Improvements, G.O., (FGIC Ins), 5.500%, 12/1/17	705,317
1,000,000	University Cincinnati, OH, General Receipts, Series A, (AMBAC Ins), 5.000%, 6/1/17	1,081,160
1,000,000	University of Cincinnati, OH, Certificate Participation, (MBIA Ins), 5.000%, 6/1/15	1,087,900
500,000	University of Cincinnati, OH, Certificate Participation, University Center Project, Revenue (MBIA Ins), 5.100%, 6/1/11	528,840
300,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins), 5.000%, 6/1/19	323,007
50,000	Warren County, OH, Waterworks Refunding Revenue, (FSA Ins), 5.000%, 12/1/15	53,684
650,000	Washington Court House, OH, School Improvements, G.O. (FGIC Ins), 5.000%, 12/1/19	704,366
500,000	Westlake, OH, Refunding & Improvement, G.O., 5.350%, 12/1/10	520,745

		43,047,634

Total Municipal Bonds (Cost $42,685,988)		43,047,634

Shares		Value
Ohio -- (Continued)
Cash Equivalent -- 0.2%
88,246	Fidelity Institutional Tax-Exempt Fund 3.650% (e)	88,246

Total Cash Equivalent (Cost $88,246)		88,246

Total Investments (Cost $42,774,234) (a) -- 99.5%		43,135,880

Other Assets in Excess of Liabilities -- 0.5%		205,918

Net Assets -- 100.0%		$43,341,798

See Notes to Portfolio of Investments, page 78.

Huntington Short/Intermediate Fixed Income Securities Fund December 31, 2006

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Bonds	57.3%
U.S. Government Agencies	41.7%
Cash[1]	0.1%
Other Assets in Excess of Liabilities	0.9%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940.

Portfolio of Investments (audited)

Principal Amount or Shares		Value
Corporate Bonds -- 57.3%
Banks -- 8.0%
$1,500,000	Bank of America, 5.375%, 8/15/11	$1,510,369
1,500,000	CitiGroup Inc, 5.125%, 2/14/11	1,495,750
1,500,000	KeyCorp., 4.700%, 5/21/09	1,476,026
1,772,728	Marshall & Ilsley Bank, 2.900%, 8/18/09	1,717,489
1,500,000	National City Bank, 4.250%, 1/29/10	1,452,456

		7,652,090

Consumer Discretionary -- 6.2%
2,000,000	Metropolitan Life Global Funding, 4.250%, 7/30/09 (d)	1,952,106
1,000,000	Nordstrom, Inc., 5.625%, 1/15/09	1,004,724
1,000,000	Oracle Corp., 5.000%, 1/15/11	989,934
1,000,000	The Stanley Works, 3.500%, 11/1/07	983,870
1,000,000	Viacom, Inc., 5.625%, 5/1/07	1,000,515

		5,931,149

Energy -- 5.1%
2,000,000	Anadarko Petroleum Corp., 3.250%, 5/1/08	1,938,250
1,000,000	BJ Services Co., 5.750%, 6/1/11	1,008,833
2,000,000	Marathon Oil Corp., 5.375%, 6/1/07	1,999,266

		4,946,349

Financials -- 18.4%
2,000,000	Caterpillar Financial Services Corp., 5.050%, 12/1/10	1,988,556
1,500,000	CIT Group, Inc., 5.800%, 7/28/11	1,525,440
1,500,000	Countrywide Home Loans, Inc., 3.250%, 5/21/08	1,458,240
3,000,000	General Electric Capital Corp., 3.750%, 12/15/09	2,887,584
2,000,000	Goldman Sachs Group, Inc., 4.500%, 6/15/10	1,957,476
3,000,000	HSBC Finance Corp., 4.800%, 6/15/10	2,918,633
1,500,000	International Lease Finance Corp., 5.450%, 3/24/11	1,505,034
2,000,000	Merrill Lynch & Co., 4.250%, 2/8/10	1,943,418
1,500,000	Washington Mutual, Inc., 5.500%, 8/24/11	1,502,318

		17,686,699

Materials -- 2.0%
$2,000,000	Monsanto Co., 4.000%, 5/15/08	1,959,368

Railroads -- 3.2%
1,500,000	CSX Corp., 6.750%, 3/15/11	1,574,990
1,500,000	Union Pacific Corp., 3.875%, 2/15/09	1,455,483

		3,030,473

Real Estate Investment Trusts -- 2.0%
2,000,000	Camden Property Trust, 4.375%, 1/15/10	1,947,060

Real Estate Operation/Development -- 1.6%
1,500,000	Duke Realty LP, 5.625%, 8/15/11	1,508,727

Technology -- 2.1%
1,000,000	Cisco Systems, Inc., 5.250%, 2/22/11	1,002,509
1,000,000	Quest Diagnostics, Inc., 5.125%, 11/1/10	984,778

		1,987,287

Telecommunications -- 5.2%
2,000,000	Bellsouth Corp., 4.200%, 9/15/09	1,944,274
1,000,000	GTE North, Inc., 5.650%, 11/15/08	1,002,998
1,000,000	Motorola Inc., 7.625%, 11/15/10	1,076,733
1,000,000	Verizon Global Funding Corp., 7.600%, 3/15/07	1,004,121

		5,028,126

Utilities -- 3.5%
2,000,000	Alabama Power Co., 3.125%, 5/1/08	1,943,226
1,500,000	Dominion Resource, Inc., 4.750%, 12/15/10	1,465,520

		3,408,746

Total Corporate Bonds (Cost $55,842,448)		55,086,074

U.S. Government Agencies -- 41.7%
Federal Farm Credit Bank -- 3.6%
1,000,000	5.250%, 12/7/10	995,381
2,500,000	5.150%, 12/20/11	2,479,245

		3,474,626

Federal Home Loan Bank -- 11.8%
3,000,000	3.600%, 2/23/07	2,993,307
1,000,000	3.850%, 1/30/08	985,936
1,000,000	3.500%, 12/26/08	971,215
2,500,000	3.875%, 8/14/09	2,432,603
4,000,000	5.375%, 2/23/11	3,991,724

		11,374,785

Federal Home Loan Mortgage Corporation -- 21.2%
1,000,000	4.260%, 7/19/07	994,651
1,000,000	3.300%, 9/14/07	986,716
1,000,000	3.500%, 3/24/08	980,447
1,500,000	3.500%, 4/28/08	1,469,034
2,000,000	3.650%, 5/7/08	1,961,898
1,500,000	3.600%, 5/22/08	1,469,921
2,000,000	4.875%, 8/24/10	1,983,260
2,000,000	4.750%, 1/18/11	1,986,740
1,000,000	5.400%, 2/28/11	999,422
2,000,000	5.425%, 2/28/11	1,997,600
4,000,000	5.750%, 5/23/11	4,018,439
1,500,000	5.250%, 10/6/11	1,493,732

		20,341,860

Federal National Mortgage Association -- 5.1%
2,000,000	3.750%, 9/15/08	1,957,514
1,000,000	3.850%, 4/14/09	975,397
2,000,000	5.750%, 6/9/11	2,011,614

		4,944,525

Total U.S. Government Agencies (Cost $40,489,271)		40,135,796

Cash Equivalent -- 0.1%
87,728	Huntington Money Market Fund, Interfund Shares* 4.670% (e)	87,728

Total Cash Equivalent (Cost $87,728)		87,728

Total Investments (Cost $96,419,447) (a) -- 99.1%		95,309,598

Other Assets in Excess of Liabilities -- 0.9%		870,169

Net Assets -- 100.0%		$96,179,767

See Notes to Portfolio of Investments, page 78.

Notes to Portfolio of Investments

(a) See Notes to Financial Statements for unrealized appreciation (depreciation) of securities.

(b) Non-income producing security.

(c) All or part of the security was on loan as of December 31, 2006.

(d) Rule 144A, Section 4(2) or other security, which is restricted to institutional investors.

(e) Rate disclosed is the seven day yield as of December 31, 2006.

* Affiliated

** Variable Rate Demand Notes-rates disclosed in effect at December 31, 2006.

The categories of investments are shown as a percentage of net assets.

The following abbreviations are used in the Portfolio of Investments:

ADR -- American Depositary Receipt	GO -- General Obligation
AMBAC -- American Municipal Bond Assurance Corporation	INS -- Insured
AMEX -- American Stock Exchange	LOC -- Letter of Credit
BAN -- Bank Anticipation Notes	MBIA -- Municipal Bond Insurance Association
EAFE -- Europe Australasia Far East	MSCI -- Morgan Stanley Capital International
EMU -- European Monetary Union	O.I.D. -- Original Issue Discount
FGIC -- Financial Guaranty Insurance Corporation	REMIC -- Real Estate Mortgage Investment Conduit
FSA -- Financial Security Assurance	S&P -- Standard & Poor’s
SPDR -- Standard & Poor’s Depository Receipt

Statements of Assets and Liabilities

December 31, 2006

	Huntington Florida Tax-Free Money Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund
Assets:
Investments, at value*	$ 39,433,769	$ 944,631,215	$ 199,716,291
Investments in securities of affiliates, at value	--	--	--

Total Investments	39,433,769	944,631,215	199,716,291

Investments in repurchase agreements, at cost	--	6,615,500	--
Cash	--	77	304
Foreign currencies, at value (cost $0; $0; $0; $0; $0; $0; $0; $5,044,729 and $0)	--	--	--
Income receivable	264,355	20,024	1,427,704
Receivable for investments sold	--	--	3,400,723
Receivable for shares sold	--	4,078	--
Tax reclaims receivable	--	--	--
Prepaid expenses and other assets	3,711	17,807	5,504

Total assets	39,701,835	951,288,701	204,550,526

Liabilities:
Options written, at value (premiums received $0; $0; $0; $0; $18,079; $0; $2,106,527; $0 and $0)	--	--	--
Cash overdraft	--	--	--
Income distribution payable	88,377	2,807,090	406,639
Payable for investments purchased	--	--	75,357
Payable for shares redeemed	--	--	--
Payable for return of collateral received for securities on loan	--	--	--
Accrued expenses and other payables
Investment adviser fees	10,272	213,746	48,415
Administration fees	2,086	46,552	9,535
Sub-Administration fees	2,536	57,407	12,252
Custodian fees	890	20,021	4,196
Financial administration fees	2,363	34,664	7,974
Distribution services fee	2,978	78,845	19,872
Shareholder services fee	7,870	185,907	40,346
Trustees’ fees	652	13,733	2,748
Compliance service fees	260	5,858	1,228
Other	17,497	212,377	51,092

Total liabilities	135,781	3,676,200	679,654

Net Assets	$ 39,566,054	$ 947,612,501	$ 203,870,872

Net Assets Consist of:
Paid in capital	$ 39,578,491	$ 948,113,739	$ 203,918,125
Net unrealized appreciation of investments, options and translation of assets and liablilities in foreign currency	--	--	--
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(12,439)	(501,238)	(47,253)
Accumulated net investment income (loss)	2	--	--

Total Net Assets	$ 39,566,054	$ 947,612,501	$ 203,870,872

Trust Shares	$ 25,360,797	$ 500,166,701	$ 95,205,290

Investment A Shares	$ 14,205,257	$ 406,509,554	$ 108,665,582

Investment B Shares	--	$ 132,954	--

Interfund Shares	--	$ 40,803,292	--

Shares Outstanding:
Trust Shares	25,367,770	500,664,768	95,221,004

Investment A Shares	14,209,764	406,494,721	108,689,650

Investment B Shares	--	132,923	--

Interfund Shares	--	40,826,387	--

Net Asset Value, Redemption Price and Offering Price Per Share:
Net Asset Value and Redemption Price Per Share
Trust Shares	$ 1.00	$ 1.00	$ 1.00

Investment A Shares	$ 1.00	$ 1.00	$ 1.00

Investment B Shares	--	$ 1.00	--

Interfund Shares	--	$ 1.00	--

Huntington U.S. Treasury Money Market Fund	Huntington Dividend Capture Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund	Huntington Macro 100 Fund

$ 332,223,826	$ 155,148,855	$ 287,107,871	$ 249,236,861	$ 260,490,042	$ 46,610,061
--	5,262,480	5,726,245	1,882,538	--	1,466,371

332,223,826	160,411,335	292,834,116	251,119,399	260,490,042	48,076,432

274,774,200	--	--	--	9,647,000	--
98	18	--	--	1,895	40
--	--	--	--	5,031,989	--
151,202	424,291	354,515	351,144	462,117	39,441
--	--	--	--	--	--
--	148,178	134,855	116,580	99,209	78,693
--	--	--	--	84,238	--
20,806	6,834	7,670	8,305	10,461	4,224

607,170,132	160,990,656	293,331,156	251,595,428	275,826,951	48,198,830

--	34,425	--	3,037,703	--	--
--	--	18,995	--	--	--
2,177,552	--	--	--	--	--
--	--	--	--	--	--
--	43,188	73,833	19,407	17,717	101,717
--	18,050,587	54,948,696	48,154,068	--	--

109,837	90,523	123,467	103,105	233,500	30,352
31,870	7,173	11,496	9,598	14,252	2,530
42,271	9,121	16,284	13,601	17,271	2,927
14,278	3,138	5,350	4,468	10,394	1,051
20,625	5,936	10,041	8,606	12,740	3,447
20,308	13,812	5,522	6,503	2,686	1,901
137,294	30,044	51,420	42,985	58,088	10,085
7,696	2,053	3,516	2,859	4,075	631
4,177	918	1,565	1,307	1,777	307
143,411	40,510	70,704	59,368	66,325	20,382

2,709,319	18,331,428	55,340,889	51,463,578	438,825	175,330

$ 604,460,813	$ 142,659,228	$ 237,990,267	$ 200,131,850	$ 275,388,126	$ 48,023,500

$ 604,470,558	$ 130,960,835	$ 133,553,209	$ 141,784,005	$ 191,070,368	$ 43,849,543
--	9,951,427	99,543,345	59,289,926	77,365,685	1,793,594
(6,424)	1,678,806	4,877,375	(1,051,098)	6,704,206	2,380,363
(3,321)	68,160	16,338	109,017	247,867	--

$ 604,460,813	$ 142,659,228	$ 237,990,267	$ 200,131,850	$ 275,388,126	$ 48,023,500

$ 536,387,376	$ 112,403,829	$ 223,155,075	$ 185,816,305	$ 266,509,427	$ 42,758,307

$ 68,073,437	$ 11,502,389	$ 9,208,988	$ 6,139,315	$ 6,508,609	$ 3,188,899

--	$ 18,753,010	$ 5,626,204	$ 8,176,230	$ 2,370,090	$ 2,076,294

--	--	--	--	--	--

536,366,983	9,660,026	5,992,667	5,973,504	19,135,950	3,610,625

68,106,005	988,637	251,176	197,333	470,421	271,207

--	1,615,541	160,201	263,931	174,633	178,471

--	--	--	--	--	--

$ 1.00	$ 11.64	$ 37.24	$ 31.11	$ 13.93	$ 11.84

$ 1.00	$ 11.63	$ 36.66	$ 31.11	$ 13.84	$ 11.76

--	$ 11.61	$ 35.12	$ 30.98	$ 13.57	$ 11.63

--	--	--	--	--	--

Statements of Assets and Liabilities (Continued)

	Huntington Florida Tax-Free Money Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund
Offering Price Per Share (100%/(100%--maximum sales charge) of net asset value adjusted to the nearest cent):
Trust Shares	$ 1.00	$ 1.00	$ 1.00

Investment A Shares	$ 1.00	$ 1.00	$ 1.00

Investment B Shares (1)	--	$ 1.00	--

Interfund Shares	--	$ 1.00	--

Maximum Sales Charge--Investment A Shares	--	--	--

Investments, at cost	$ 39,433,769	$ 944,631,215	$ 199,716,291

* Includes securities on loan of $0; $0; $0; $0; $17,419,890; $53,216,177; $46,011,181; $0; and $0.

(1) For Investment B Shares, the redemption price per share varies by length of time shares are held.

(See notes which are an integral part of the Financial Statements)

Huntington U.S. Treasury Money Market Fund	Huntington Dividend Capture Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund	Huntington Macro 100 Fund

$ 1.00	$ 11.64	$ 37.24	$ 31.11	$ 13.93	$ 11.84

$ 1.00	$ 12.35	$ 38.90	$ 33.01	$ 14.68	$ 12.48

--	$ 11.61	$ 35.12	$ 30.98	$ 13.57	$ 11.63

--	--	--	--	--	--

--	5.75%	5.75%	5.75%	5.75%	5.75%

$ 332,223,826	$ 150,443,562	$ 193,290,771	$ 190,898,297	$ 183,116,559	$ 46,282,838

Statements of Assets and Liabilities

December 31, 2006

	Huntington Mid Corp America Fund	Huntington New Economy Fund	Huntington Rotating Markets Fund	Huntington Situs Small Cap Fund
Assets:
Investments, at value*	$ 210,015,594	$ 127,183,829	$ 46,704,490	$ 121,280,673
Investments in securities of affiliates, at value	1,684,626	4,462,898	1,884,232	2,166,425

Total Investments	211,700,220	131,646,727	48,588,722	123,447,098

Cash	188	--	6,886	1,519
Income receivable	140,738	142,252	26,339	62,117
Receivable for shares sold	48,194	66,316	31,363	130,304
Prepaid expenses and other assets	7,432	5,870	4,187	5,673

Total assets	211,896,772	131,861,165	48,657,497	123,646,711

Liabilities:
Income distributions payable	--	--	--	--
Payable for shares redeemed	13,565	6,280	--	114,972
Payable for return of collateral received for securities on loan	47,379,390	21,065,829	--	18,765,220
Accrued expenses and other payables
Investment adviser fees	105,534	79,963	20,516	67,026
Administration fees	8,062	5,591	2,593	5,266
Sub-Administration fees	10,934	7,109	2,946	6,799
Custodian fees	3,658	2,446	1,067	2,296
Financial administration fees	7,499	5,845	2,550	5,841
Distribution services fee	6,262	4,328	690	4,589
Shareholder services fee	35,126	23,487	10,258	22,308
Trustees’ fees	2,326	1,639	662	1,490
Compliance service fees	1,070	716	312	680
Other	48,757	34,405	17,629	34,435

Total liabilities	47,622,183	21,237,638	59,223	19,030,922

Net Assets	$ 164,274,589	$ 110,623,527	$ 48,598,274	$ 104,615,789

Net Assets Consist of:
Paid in capital	$ 94,442,444	$ 83,630,282	$ 37,279,833	$ 74,629,554
Net unrealized appreciation (depreciation) of investments, options and translation of assets and liablilities in foreign currency	68,457,628	26,569,628	11,252,251	28,451,396
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	1,370,822	403,041	64,957	1,534,839
Accumulated net investment income (loss)	3,695	20,576	1,233	--

Total Net Assets	$ 164,274,589	$ 110,623,527	$ 48,598,274	$ 104,615,789

Trust Shares	$ 150,902,195	$ 97,791,170	$ 45,160,706	$ 89,230,256

Investment A Shares	$ 4,985,960	$ 8,606,670	$ 3,437,568	$ 11,685,045

Investment B Shares	$ 8,386,434	$ 4,225,687	--	$ 3,700,488

Shares Outstanding:
Trust Shares	9,186,704	6,095,133	3,391,812	4,430,238

Investment A Shares	308,090	544,216	259,902	586,718

Investment B Shares	533,139	276,187	--	190,228

Net Asset Value, Redemption Price and Offering Price Per Share:
Net Asset Value and Redemption Price Per Share
Trust Shares	$ 16.43	$ 16.04	$ 13.31	$ 20.14

Investment A Shares	$ 16.18	$ 15.81	$ 13.23	$ 19.92

Investment B Shares	$ 15.73	$ 15.30	--	$ 19.45

Offering Price Per Share (100%/(100%--maximum sales charge) of net asset value adjusted to the nearest cent):
Trust Shares	$ 16.43	$ 16.04	$ 13.31	$ 20.14

Investment A Shares	$ 17.17	$ 16.79	$ 14.04	$ 21.14

Investment B Shares (1)	$ 15.73	$ 15.30	--	$ 19.45

Maximum Sales Charge-Investment A Shares	5.75%	5.75%	5.75%	5.75%

Investments, at cost	$ 143,242,592	$ 105,077,099	$ 37,336,471	$ 94,995,816

* Includes securities on loan of $45,903,364; $20,197,397; $0; $17,978,302; $13,805,951; $1,323,169; $0; $662,765; $0 and $0.

(1) For Investment B Shares, the redemption price per share varies by length of time shares are held.

(See notes which are an integral part of the Financial Statements)

Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Michigan Tax-Free Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$ 186,410,593	$ 109,896,741	$ 21,915,122	$ 87,717,831	$ 43,135,880	$ 95,221,870
3,471,043	1,039,293	--	1,002,498	--	87,728

189,881,636	110,936,034	21,915,122	88,720,329	43,135,880	95,309,598

--	--	2	--	--	--
2,320,810	1,061,981	195,282	406,472	354,393	1,094,146
224,236	10,302	14	--	--	80,312
6,096	6,294	3,681	6,007	4,202	5,814

192,432,778	112,014,611	22,114,101	89,132,808	43,494,475	96,489,870

307,993	205,988	39,170	--	89,977	177,723
25,477	260	468	68	135	12,392
14,080,092	1,349,264	--	674,638	--	--

75,314	46,607	10,003	37,599	18,925	43,120
8,619	5,279	990	4,327	2,018	4,584
11,716	7,305	1,561	5,825	3,092	7,059
3,916	2,424	491	1,955	984	2,242
8,815	6,482	3,151	5,698	4,684	4,814
2,097	616	1,209	761	1,160	132
37,643	23,301	4,723	18,790	9,443	21,560
2,418	1,543	306	1,253	619	1,423
1,146	709	144	572	288	656
52,921	36,485	16,380	30,266	21,352	34,398

14,618,167	1,686,263	78,596	781,752	152,677	310,103

$ 177,814,611	$ 110,328,348	$ 22,035,505	$ 88,351,056	$ 43,341,798	$ 96,179,767

$ 177,072,902	$ 111,967,057	$ 21,896,205	$ 85,497,529	$ 42,986,676	$ 100,839,426
884,045	(1,247,154)	295,850	2,810,837	361,646	(1,109,849)
(142,336)	(382,474)	(170,059)	(34,385)	(6,525)	(3,548,752)
--	(9,081)	13,509	77,075	1	(1,058)

$ 177,814,611	$ 110,328,348	$ 22,035,505	$ 88,351,056	$ 43,341,798	$ 96,179,767

$ 173,305,091	$ 108,312,234	$ 17,406,760	$ 85,995,151	$ 40,318,647	$ 95,512,157

$ 1,702,460	$ 1,598,838	$ 4,162,264	$ 1,682,781	$ 1,686,380	$ 667,610

$ 2,807,060	$ 417,276	$ 466,481	$ 673,124	$ 1,336,771	--

8,346,591	10,573,648	1,647,661	9,540,242	1,933,033	4,960,879

82,007	156,089	393,995	185,683	80,902	34,666

135,397	40,718	44,177	74,610	64,127	--

$ 20.76	$ 10.24	$ 10.56	$ 9.01	$ 20.86	$ 19.25

$ 20.76	$ 10.24	$ 10.56	$ 9.06	$ 20.84	$ 19.26

$ 20.73	$ 10.25	$ 10.56	$ 9.02	$ 20.85	--

$ 20.76	$ 10.24	$ 10.56	$ 9.01	$ 20.86	$ 19.25

$ 21.80	$ 10.75	$ 11.09	$ 9.51	$ 21.88	$ 19.55

$ 20.73	$ 10.25	$ 10.56	$ 9.02	$ 20.85	--

4.75%	4.75%	4.75%	4.75%	4.75%	1.50%

$ 188,997,591	$ 112,183,188	$ 21,619,272	$ 85,909,492	$ 42,774,234	$ 96,419,447

Statements of Operations

Year Ended December 31, 2006

	Huntington Florida Tax-Free Money Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund
Investment Income:
Dividend income	$ 31,436	$ 190,214	$ 123,955
Dividend income from affiliated securities	--	--	--
Interest income	1,170,659	39,526,816	5,853,505
Income from securities lending	--	--	--

Total investment income	1,202,095	39,717,030	5,977,460

Expenses:
Investment adviser fees	106,452	2,254,028	523,557
Administration fees	30,162	681,378	148,343
Sub-Administration fees	17,742	400,816	87,262
Custodian fees	9,226	208,410	45,373
Transfer and dividend disbursing agent fees and expenses	10,348	233,891	50,796
Trustees’ fees	2,168	48,667	10,363
Auditing fees	5,802	120,771	27,803
Legal fees	2,205	50,809	10,051
Financial administration fees	22,166	357,554	79,020
Distribution services fee--Investment A Shares	29,810	724,628	244,494
Distribution services fee--Investment B Shares	--	547	--
Shareholder services fee--Trust Shares	58,899	1,184,661	191,802
Shareholder services fee--Investment A Shares	29,810	724,628	244,494
Shareholder services fee--Investment B Shares	--	182	--
Share registration costs	24,547	40,422	22,263
Printing and postage	3,764	83,294	18,513
Insurance premiums	4,089	26,066	9,041
Compliance service fees	966	22,021	4,840
Other	1,298	29,914	6,781

Total expenses	359,454	7,192,687	1,724,796

Net investment income (loss)	842,641	32,524,343	4,252,664

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	(4,861)	(921)	(9,206)
Net realized gain (loss) on option transactions	--	--	--
Net realized gain (loss) on foreign currency transactions	--	--	--

Net realized gain (loss) on investments, options and foreign currency transactions	(4,861)	(921)	(9,206)

Net realized gain distributions from investment company shares	--	--	--

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	--	--	--

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(4,861)	(921)	(9,206)

Change in net assets resulting from operations	$ 837,780	$ 32,523,422	$ 4,243,458

(1) Net of foreign dividend taxes withheld of $343,314.

(See notes which are an integral part of the Financial Statements)

Huntington U.S. Treasury Money Market Fund	Huntington Dividend Capture Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund	Huntington Macro 100 Fund

$ --	$ 6,056,383	$ 3,146,248	$ 5,953,845	$ 5,151,453 (1)	$ 538,169
--	103,254	178,026	65,587	--	51,045
30,191,706	55	--	--	424,841	--
--	21,163	40,007	33,292	--	--

30,191,706	6,180,855	3,364,281	6,052,724	5,576,294	589,214

1,259,026	975,578	1,470,553	1,235,731	2,411,045	300,815
535,089	110,567	208,331	175,064	204,941	34,093
314,762	65,040	122,549	102,980	120,555	20,055
163,665	33,819	63,721	53,546	67,179	10,428
180,794	37,527	70,937	59,687	69,788	11,573
37,131	7,828	14,374	12,067	14,664	2,420
83,363	18,625	38,822	31,489	32,650	4,633
39,528	8,098	15,001	12,421	14,993	2,623
267,296	64,944	119,543	102,714	167,075	36,564
223,821	25,990	24,814	15,561	10,727	6,673
--	134,677	44,112	62,072	12,860	13,859
1,349,944	254,310	573,209	478,634	587,746	88,978
223,821	25,990	24,814	15,561	10,727	6,673
--	44,892	14,704	20,691	4,287	4,620
30,938	35,392	30,444	32,594	37,947	39,041
63,266	13,201	24,305	20,485	26,067	4,253
21,213	6,275	11,906	8,977	6,924	4,055
17,091	3,588	6,709	5,647	6,773	1,108
47,516	4,856	9,513	7,765	8,901	1,467

4,858,264	1,871,197	2,888,361	2,453,686	3,815,849	593,931

25,333,442	4,309,658	475,920	3,599,038	1,760,445	(4,717)

2,611	7,727,073	26,401,342	20,547,069	23,778,288	3,392,055
--	46,995	7,231	(2,033,186)	--	--
--	--	--	--	82,731	--

2,611	7,774,068	26,408,573	18,513,883	23,861,019	3,392,055

--	--	--	--	308,414	--

--	7,301,887	(7,042,950)	74,864	31,301,717	(935,240)

2,611	15,075,955	19,365,623	18,588,747	55,471,150	2,456,815

$ 25,336,053	$ 19,385,613	$ 19,841,543	$ 22,187,785	$ 57,231,595	$ 2,452,098

Statements of Operations

Year Ended December 31, 2006

	Huntington Mid Corp America Fund	Huntington New Economy Fund	Huntington Rotating Markets Fund	Huntington Situs Small Cap Fund
Investment Income:
Dividend income	$ 1,986,035	$ 853,800	$ 805,546	$ 830,558 (1)
Dividend income from affiliated securities	210,102	178,168	87,510	131,686
Interest income	--	278	--	15
Income from securities lending	39,490	29,140	--	57,801

Total investment income	2,235,627	1,061,386	893,056	1,020,060

Expenses:
Investment adviser fees	1,208,024	864,411	196,040	736,857
Administration fees	136,912	86,442	33,327	83,512
Sub-Administration fees	80,537	50,849	19,605	49,125
Custodian fees	41,877	26,440	10,194	25,933
Transfer and dividend disbursing agent fees and expenses	46,453	29,339	11,262	28,431
Trustees’ fees	9,505	6,125	2,368	5,864
Auditing fees	25,370	14,677	5,099	14,249
Legal fees	9,884	6,314	12,066	6,101
Financial administration fees	86,348	61,995	26,494	101,953
Distribution services fee--Investment A Shares	12,191	18,924	6,561	23,200
Distribution services fee--Investment B Shares	62,140	28,862	--	24,567
Shareholder services fee--Trust Shares	369,770	225,693	91,459	214,231
Shareholder services fee--Investment A Shares	12,191	18,924	6,561	23,200
Shareholder services fee--Investment B Shares	20,713	9,621	--	8,189
Share registration costs	33,377	34,428	24,212	37,993
Printing and postage	16,462	10,802	4,063	10,510
Insurance premiums	7,072	5,188	4,053	5,298
Compliance service fees	4,439	2,817	1,089	2,717
Other	6,047	3,969	1,442	3,840

Total expenses	2,189,312	1,505,820	455,895	1,405,770

Net investment income (loss)	46,315	(444,434)	437,161	(385,710)

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	4,389,606	7,429,178	1,926,282	6,147,171
Net realized gain (loss) on option transactions	--	--	--	--
Net realized gain (loss) on foreign currency transactions	--	--	--	(29,103)

Net realized gain (loss) on investments, options and foreign currency transactions	4,389,606	7,429,178	1,926,282	6,118,068
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	8,178,910	1,863,722	4,836,497	3,976,382

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	12,568,516	9,292,900	6,762,779	10,094,450

Change in net assets resulting from operations	$ 12,614,831	$ 8,848,466	$ 7,199,940	$ 9,708,740

(1) Net of foreign dividend taxes withheld of $4,045.

(See notes which are an integral part of the Financial Statements)

Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Michigan Tax-Free Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$ 228,945	$ --	$ 3,617	$ 202,059	$ 8,067	$ --
102,458	67,992	--	73,230	--	68,449
8,256,281	5,271,211	963,335	3,846,954	1,934,723	4,571,823
14,705	3,607	--	1,068	--	14

8,602,389	5,342,810	966,952	4,123,311	1,942,790	4,640,286

871,346	547,521	123,268	430,812	244,085	555,883
148,131	93,080	20,956	73,239	41,495	94,502
87,137	54,754	12,327	43,083	24,409	55,590
45,308	28,470	6,410	22,401	12,692	28,905
50,544	31,841	7,201	25,043	14,192	32,332
10,277	6,497	1,417	5,148	2,831	6,467
26,276	16,758	4,083	12,849	7,538	18,029
10,681	6,712	1,456	5,353	2,949	6,626
101,960	74,312	40,592	64,761	59,760	63,698
4,246	5,029	11,257	4,224	5,299	2,674
21,873	3,456	4,328	5,026	10,400	--
424,136	267,579	48,934	209,507	113,277	275,268
4,246	5,029	11,257	4,224	5,299	2,674
7,291	1,152	1,443	1,675	3,467	--
29,870	29,248	31,016	31,296	28,648	21,437
17,824	11,198	2,399	8,807	4,842	10,754
9,153	5,678	4,183	4,754	4,809	6,724
4,763	2,995	673	2,360	1,330	3,007
6,576	4,134	966	3,244	1,885	4,250

1,881,638	1,195,443	334,166	957,806	589,207	1,188,820

6,720,751	4,147,367	632,786	3,165,505	1,353,583	3,451,466

7,789	(342,210)	(75,302)	534,934	29,148	(1,381,097)
--	--	--	5,400	--	--
--	--	--	--	--	--

7,789	(342,210)	(75,302)	540,334	29,148	(1,381,097)
(164,863)	46,249	667	1,426,922	(185,288)	1,947,534

(157,074)	(295,961)	(74,635)	1,967,256	(156,140)	566,437

$ 6,563,677	$ 3,851,406	$ 558,151	5,132,761	$ 1,197,443	$ 4,017,903

Statements of Changes in Net Assets

	Huntington Florida Tax-Free Money Fund		Huntington Money Market Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$ 842,641	$ 373,395	$ 32,524,343	$ 15,886,815
Net realized gain (loss) on investments, options and foreign currency transactions	(4,861)	(4,189)	(921)	(7,224)
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	--	--	--	--

Change in net assets resulting from operations	837,780	369,206	32,523,422	15,879,591

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(578,414)	(288,951)	(19,505,375)	(10,255,711)
Investment A Shares	(264,227)	(84,444)	(11,371,819)	(4,679,191)
Investment B Shares	--	--	(2,500)	(1,410)
Interfund Shares	--	--	(1,648,798)	(946,354)
From net realized gain on investments:
Trust Shares	--	--	--	--
Investment A Shares	--	--	--	--
Investment B Shares	--	--	--	--

Change in net assets resulting from distributions to shareholders	(842,641)	(373,395)	(32,528,492)	(15,882,666)

Change in net assets resulting from capital transactions	5,267,157	7,781,613	155.392,517	104,487,393

Change in net assets	5,262,296	7,777,424	155,387,447	104,484,318
Net Assets:
Beginning of period	34,303,758	26,526,334	792,225,054	687,740,736

End of period	$ 39,566,054	$ 34,303,758	$ 947,612,501	$ 792,225,054

Accumulated net investment income (loss) included in net assets at end of period	$ 2	$ 2	$ --	$ 4,149

(See notes which are an integral part of the Financial Statements)

Huntington Ohio Municipal Money Market Fund		Huntington U.S. Treasury Money Market Fund		Huntington Dividend Capture Fund
Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

$ 4,252,664	$ 2,434,368	$ 25,333,442	$ 12,559,036	$ 4,309,658	$ 4,683,149
(9,206)	(25,291)	2,611	(3,714)	7,774,068	4,073,212
--	--	--	--	7,301,887	(4,790,382)

4,243,458	2,409,077	25,336,053	12,555,322	19,385,613	3,965,979

(1,977,683)	(1,192,038)	(21,929,564)	(11,508,808)	(3,505,512)	(3,845,926)
(2,274,981)	(1,242,330)	(3,403,878)	(1,054,231)	(333,165)	(363,703)
--	--	--	--	(481,070)	(604,441)
--	--	--	--	--	--

--	--	--	--	(4,993,977)	(5,225,965)
--	--	--	--	(484,030)	(526,608)
--	--	--	--	(833,889)	(963,767)

(4,252,664)	(2,434,368)	(25,333,442)	(12,563,039)	(10,631,643)	(11,530,410)

22,481,302	4,285,912	19,069,736	131,532,658	13,181,264	23,759,329

22,472,096	4,260,621	19,072,347	131,524,941	21,935,234	16,194,898

181,398,776	177,138,155	585,388,466	453,863,525	120,723,994	104,529,096

$ 203,870,872	$ 181,398,776	$ 604,460,813	$ 585,388,466	$ 142,659,228	$ 120,723,994

$ --	$ --	$ (3,321)	$ (4,002)	$ 68,160	$ --

Statements of Changes in Net Assets

	Huntington Growth Fund		Huntington Income Equity Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$ 475,920	$ 153,428	$ 3,599,038	$ 4,209,954
Net realized gain (loss) on investments, options and foreign currency transactions	26,408,573	26,215,925	18,513,883	14,636,575
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(7,042,950)	(22,291,837)	74,864	(12,276,932)

Change in net assets resulting from operations	19,841,543	4,077,516	22,187,785	6,569,597

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(473,533)	(179,453)	(3,415,282)	(3,997,747)
Investment A Shares	--	--	(96,153)	(104,747)
Investment B Shares	--	--	(87,135)	(107,270)
From net realized gains on investments:
Trust Shares	(30,793,313)	(13,180,350)	(17,632,120)	(14,278,780)
Investment A Shares	(1,298,208)	(585,019)	(554,441)	(440,051)
Investment B Shares	(811,572)	(344,202)	(747,675)	(605,207)

Change in net assets resulting from distributions to shareholders	(33,376,626)	(14,289,024)	(22,532,806)	(19,533,802)

Change in net assets resulting from capital transactions	(1,062,019)	(7,219,520)	(8,073,120)	2,454,602

Change in net assets	(14,597,102)	(17,431,028)	(8,418,141)	(10,509,603)
Net Assets:
Beginning of period	252,587,369	270,018,397	208,549,991	219,059,594

End of period	$ 237,990,267	$ 252,587,369	$ 200,131,850	$ 208,549,991

Accumulated net investment income (loss) included in net assets at end of period	$ 16,338	$ 13,951	$ 109,017	$ 190

(See notes which are an integral part of the Financial Statements)

Huntington International Equity Fund		Huntington Macro 100 Fund		Huntington Mid Corp America Fund
Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

$ 1,760,445	$ 1,073,168	$ (4,717)	$ (80,948)	$ 46,315	$ 94,775
24,169,433	8,786,578	3,392,055	1,086,536	4,389,606	2,578,667
31,301,717	13,477,847	(935,240)	736,923	8,178,910	13,949,221

57,231,595	23,337,593	2,452,098	1,742,511	12,614,831	16,622,663

(1,444,995)	(1,229,476)	--	--	(46,261)	(91,134)
(28,684)	(13,803)	--	--	--	--
(1,653)	(982)	--	--	--	--

(17,910,960)	(5,335,328)	(851,392)	(927,484)	(2,646,883)	--
(409,486)	(69,767)	(63,408)	(74,081)	(87,663)	--
(151,220)	(34,664)	(41,666)	(55,809)	(152,600)	--

(19,946,998)	(6,684,020)	(956,466)	(1,057,374)	(2,933,407)	(91,134)

44,352,546	39,789,412	17,708,652	8,355,567	(5,781,673)	(4,364,862)

81,637,143	56,442,985	19,204,284	9,040,704	3,899,751	12,166,667

193,750,983	137,307,998	28,819,216	19,778,512	160,374,838	148,208,171

$ 275,388,126	$ 193,750,983	$ 48,023,500	$ 28,819,216	$ 164,274,589	$ 160,374,838

$ 247,867	$ (35,092)	$ --	$ 1,822	$ 3,695	$ 3,641

Statements of Changes in Net Assets

	Huntington New Economy Fund		Huntington Rotating Markets Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$ (444,434)	$ (345,809)	$ 437,161	$ 155,479
Net realized gain (loss) on investments, options and foreign currency transactions	7,429,178	2,821,723	1,926,282	570,341
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	1,863,722	6,795,835	4,836,497	2,018,528

Change in net assets resulting from operations	8,848,466	9,271,749	7,199,940	2,744,348

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	--	--	(410,535)	(152,438)
Investment A Shares	--	--	(25,393)	(5,600)
Investment B Shares	--	--	--	--
From net realized gain on investments:
Trust Shares	(7,575,059)	(898,037)	(665,151)	--
Investment A Shares	(657,695)	(64,556)	(50,247)	--
Investment B Shares	(336,999)	(39,280)	--	--

Change in net assets resulting from distributions to shareholders	(8,569,753)	(1,001,873)	(1,151,326)	(158,038)

Change in net assets resulting from capital transactions	21,337,362	17,813,027	11,389,638	3,331,908

Change in net assets	21,616,075	26,082,903	17,438,252	5,918,218
Net Assets:
Beginning of period	89,007,452	62,924,549	31,160,022	25,241,804

End of period	$ 110,623,527	$ 89,007,452	$ 48,598,274	$ 31,160,022

Accumulated net investment income (loss) included in net assets at end of period	$ 20,576	$ --	$ 1,233	$ --

(See notes which are an integral part of the Financial Statements)

Huntington Situs Small Cap Fund		Huntington Fixed Income Securities Fund		Huntington Intermediate Government Income Fund
Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

$ (385,710)	$ (324,512)	$ 6,720,751	$ 5,973,170	$ 4,147,367	$ 3,704,086
6,118,068	3,984,987	7,789	(54,589)	(342,210)	107,823
3,976,382	7,347,257	(164,863)	(2,849,095)	46,249	(2,466,051)

9,708,740	11,007,732	6,563,677	3,069,486	3,851,406	1,345,858

--	--	(6,485,681)	(5,949,200)	(4,101,958)	(3,629,807)
--	--	(60,701)	(63,046)	(72,146)	(131,523)
--	--	(89,747)	(90,215)	(14,249)	(14,891)

(4,964,200)	(2,418,594)	--	(534,760)	(12,858)	(13,125)
(619,016)	(142,792)	--	(6,090)	(224)	(506)
(204,839)	(82,178)	--	(10,478)	(58)	(68)

(5,788,055)	(2,643,564)	(6,636,129)	(6,653,789)	(4,201,493)	(3,789,920)

12,776,758	18,682,451	4,355,985	8,763,714	(678,397)	18,860,289

16,697,443	27,046,619	4,283,533	5,179,411	(1,028,484)	16,416,227

87,918,346	60,871,727	173,531,078	168,351,667	111,356,832	94,940,605

$ 104,615,789	$ 87,918,346	$ 177,814,611	$ 173,531,078	$ 110,328,348	$ 111,356,832

$ --	$ (1,504)	$ --	$ (111,436)	$ (9,081)	$ (3,548)

Statements of Changes in Net Assets

	Huntington Michigan Tax-Free Fund		Huntington Mortgage Securities Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$ 632,786	$ 692,402	$ 3,165,505	$ 2,554,945
Net realized gain (loss) on investments, options and foreign currency transactions	(75,302)	24,094	540,334	304,724
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	667	(484,900)	1,426,922	(1,342,075)

Change in net assets resulting from operations	558,151	231,596	5,132,761	1,517,594

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(503,811)	(575,244)	(3,086,388)	(2,646,220)
Investment A Shares	(104,849)	(106,525)	(57,159)	(50,048)
Investment B Shares	(10,617)	(10,633)	(19,201)	(17,964)
From net realized gain on investments:
Trust Shares	--	(89,535)	(546,641)	(77,081)
Investment A Shares	--	(18,942)	(10,469)	(1,697)
Investment B Shares	--	(2,407)	(4,305)	(678)

Change in net assets resulting from distributions to shareholders	(619,277)	(803,286)	(3,724,163)	(2,793,688)

Change in net assets resulting from capital transactions	(5,552,285)	(3,265,610)	2,469,409	19,157,735

Change in net assets	(5,613,411)	(3,837,300)	3,878,007	17,881,641
Net Assets:
Beginning of period	27,648,916	31,486,216	84,473,049	66,591,408

End of period	$ 22,035,505	$ 27,648,916	$ 88,351,056	$ 84,473,049

Accumulated net investment income (loss) included in net assets at end of period	$ 13,509	$ --	$ 77,075	$ 1,559

(See notes which are an integral part of the Financial Statements)

Huntington Ohio Tax-Free Fund		Huntington Short/Intermediate Fixed Income Securities Fund
Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

$ 1,353,583	$ 1,410,382	$ 3,451,466	$ 3,796,850
29,148	485,915	(1,381,097)	(637,996)
(185,288)	(1,459,702)	1,947,534	(2,386,854)

1,197,443	436,595	4,017,903	772,000

(1,270,448)	(1,287,905)	(3,421,523)	(3,704,504)
(54,578)	(92,811)	(29,942)	(92,345)
(28,556)	(29,667)	--	--

--	(493,439)	--	--
--	(35,219)	--	--
--	(16,415)	--	--

(1,353,582)	(1,955,456)	(3,451,465)	(3,796,849)

(6,819,713)	(7,113,537)	(26,983,461)	(29,091,052)

(6,975,852)	(8,632,398)	(26,417,023)	(32,115,901)

50,317,650	58,950,048	122,596,790	154,712,691

$ 43,341,798	$ 50,317,650	$ 96,179,767	$ 122,596,790

$ 1	$ (1)	$ (1,058)	$ (1,058)

Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions

TRUST SHARES
Huntington Florida Tax-Free Money Fund
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	-- (2)	--	--	-- (2)	--
2004	$1.00	-- (2)	--	--	-- (2)	--
2005	$1.00	0.01	--	0.01	(0.01)	--
2006	$1.00	0.02	-- (2)	0.02	(0.02)	--
Huntington Money Market Fund
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	-- (2)	--	--	-- (2)	--
2004	$1.00	0.01	--	0.01	(0.01)	--
2005	$1.00	0.02	--	0.02	(0.02)	--
2006	$1.00	0.04	-- (2)	0.04	(0.04)	--
Huntington Ohio Municipal Money Market Fund
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	-- (2)	--	--	-- (2)	--
2004	$1.00	-- (2)	--	--	-- (2)	--
2005	$1.00	0.02	--	0.02	(0.02)	--
2006	$1.00	0.03	-- (2)	0.03	(0.03)	--
Huntington U.S. Treasury Money Market Fund
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	-- (2)	--	--	-- (2)	--
2004	$1.00	0.01	--	0.01	(0.01)	--
2005	$1.00	0.02	--	0.02	(0.02)	--
2006	$1.00	0.04	-- (2)	0.04	(0.04)	--

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets
Total distributions	Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)

(0.01)	$1.00	0.61%	0.98%	0.59%	0.98%	0.59%	$20,357
-- (2)	$1.00	0.25%	0.85%	0.25%	0.97%	0.13%	$19,539
-- (2)	$1.00	0.32%	0.90%	0.34%	1.00%	0.24%	$19,247
(0.01)	$1.00	1.46%	0.92%	1.44%	0.96%	1.40%	$22,388
(0.02)	$1.00	2.48%	0.93%	2.46%	0.93%	2.46%	$25,361

(0.01)	$1.00	0.96%	0.81%	0.95%	0.81%	0.95%	$423,189
-- (2)	$1.00	0.33%	0.82%	0.33%	0.83%	0.32%	$366,116
(0.01)	$1.00	0.53%	0.83%	0.53%	0.83%	0.53%	$440,112
(0.02)	$1.00	2.39%	0.81%	2.39%	0.82%	2.38%	$537,134
(0.04)	$1.00	4.20%	0.82%	4.12%	0.82%	4.12%	$500,167

(0.01)	$1.00	0.78%	0.85%	0.78%	0.85%	0.78%	$75,508
-- (2)	$1.00	0.31%	0.83%	0.31%	0.86%	0.28%	$67,509
-- (2)	$1.00	0.40%	0.86%	0.37%	0.86%	0.37%	$71,891
(0.02)	$1.00	1.60%	0.83%	1.60%	0.85%	1.58%	$84,799
(0.03)	$1.00	2.60%	0.85%	2.58%	0.85%	2.58%	$95,205

(0.01)	$1.00	1.02%	0.73%	0.99%	0.73%	0.99%	$534,133
-- (2)	$1.00	0.35%	0.73%	0.34%	0.75%	0.32%	$542,771
(0.01)	$1.00	0.51%	0.74%	0.49%	0.74%	0.49%	$402,817
(0.02)	$1.00	2.31%	0.74%	2.32%	0.74%	2.32%	$499,718
(0.04)	$1.00	4.12%	0.74%	4.06%	0.74%	4.06%	$536,387

Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions

INVESTMENT A SHARES
Huntington Florida Tax-Free Money Fund
2002	$1.00	-- (2)	--	--	-- (2)	--
2003	$1.00	-- (2)	--	--	-- (2)	--
2004	$1.00	-- (2)	--	--	-- (2)	--
2005	$1.00	0.01	--	0.01	(0.01)	--
2006	$1.00	0.02	-- (2)	0.02	(0.02)	--
Huntington Money Market Fund
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	-- (2)	--	--	-- (2)	--
2004	$1.00	-- (2)	--	--	-- (2)	--
2005	$1.00	0.02	--	0.02	(0.02)	--
2006	$1.00	0.04	-- (2)	0.04	(0.04)	--
Huntington Ohio Municipal Money Market Fund
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	-- (2)	--	--	-- (2)	--
2004	$1.00	-- (2)	--	--	-- (2)	--
2005	$1.00	0.01	--	0.01	(0.01)	--
2006	$1.00	0.02	-- (2)	0.02	(0.02)	--
Huntington U.S. Treasury Money Market Fund
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	-- (2)	--	--	-- (2)	--
2004	$1.00	-- (2)	--	--	-- (2)	--
2005	$1.00	0.02	--	0.02	(0.02)	--
2006	$1.00	0.04	-- (2)	0.04	(0.04)	--
INVESTMENT B SHARES
Huntington Money Market Fund
2002	$1.00	-- (2)	--	-- (2)	-- (2)	--
2003	$1.00	0.01	--	0.01	(0.01)	--
2004	$1.00	0.01	--	0.01	(0.01)	--
2005	$1.00	0.02	--	0.02	(0.02)	--
2006	$1.00	0.03	-- (2)	0.03	(0.03)	--
INTERFUND SHARES
Huntington Money Market Fund
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	0.01	--	0.01	(0.01)	--
2004	$1.00	0.01	--	0.01	(0.01)	--
2005	$1.00	0.03	--	0.03	(0.03)	--
2006	$1.00	0.04	--(2)	0.04	(0.04)	--

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets
Total distributions	Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)

-- (2)	$1.00	0.37%	1.24%	0.36%	1.24%	0.36%	$5,921
-- (2)	$1.00	0.24%	0.85%	0.24%	1.22%	(0.13)%	$7,584
-- (2)	$1.00	0.25%	0.97%	0.25%	1.25%	(0.03)%	$7,279
(0.01)	$1.00	1.21%	1.17%	1.17%	1.21%	1.13%	$11,916
(0.02)	$1.00	2.23%	1.18%	2.22%	1.18%	2.22%	$14,205

(0.01)	$1.00	0.70%	1.06%	0.70%	1.06%	0.70%	$292,379
-- (2)	$1.00	0.24%	0.91%	0.24%	1.08%	0.07%	$244,477
-- (2)	$1.00	0.39%	0.95%	0.38%	1.08%	0.25%	$217,570
(0.02)	$1.00	2.13%	1.06%	2.11%	1.07%	2.10%	$219,767
(0.04)	$1.00	3.94%	1.07%	3.92%	1.07%	3.92%	$406,510

(0.01)	$1.00	0.53%	1.10%	0.54%	1.10%	0.54%	$123,208
-- (2)	$1.00	0.24%	0.90%	0.24%	1.11%	0.03%	$101,383
-- (2)	$1.00	0.29%	0.98%	0.27%	1.11%	0.14%	$105,247
(0.01)	$1.00	1.35%	1.08%	1.33%	1.10%	1.31%	$96,600
(0.02)	$1.00	2.35%	1.10%	2.33%	1.10%	2.33%	$108,666

(0.01)	$1.00	0.77%	0.98%	0.74%	0.98%	0.74%	$51,545
-- (2)	$1.00	0.25%	0.84%	0.25%	1.00%	0.09%	$36,443
-- (2)	$1.00	0.38%	0.97%	0.34%	0.99%	0.32%	$51,046
(0.02)	$1.00	2.05%	0.99%	2.09%	0.99%	2.09%	$85,671
(0.04)	$1.00	3.86%	0.99%	3.80%	0.99%	3.80%	$68,073

-- (2)	$1.00	0.24%	1.47%	0.22%	1.56%	0.13%	$151
(0.01)	$1.00	0.52%	0.63%	0.54%	0.67%	0.50%	$64
(0.01)	$1.00	0.78%	0.58%	0.75%	1.58%	(0.25)%	$54
(0.02)	$1.00	2.38%	0.81%	2.39%	1.56%	1.64%	$58
(0.03)	$1.00	3.43%	1.57%	3.43%	1.57%	3.43%	$133

(0.01)	$1.00	1.21%	0.56%	1.18%	0.56%	1.18%	$26,711
(0.01)	$1.00	0.57%	0.58%	0.56%	0.58%	0.56%	$26,196
(0.01)	$1.00	0.78%	0.58%	0.82%	0.58%	0.82%	$30,004
(0.03)	$1.00	2.64%	0.56%	2.64%	0.57%	2.63%	$35,266
(0.04)	$1.00	4.46%	0.57%	4.36%	0.57%	4.36%	$40,803

Financial Highlights

Equity Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions

TRUST SHARES
Huntington Dividend Capture Fund
2002	$10.11	0.49	(0.49)	--	(0.49)	--	(0.49)
2003	$9.62	0.45	1.49	1.94	(0.45)	--	(0.45)
2004	$11.11	0.48	0.98	1.46	(0.47)	(0.51)	(0.98)
2005	$11.59	0.46	(0.11)	0.35	(0.47)	(0.61)	(1.08)
2006	$10.86	0.39	1.32	1.71	(0.39)	(0.54)	(0.93)
Huntington Growth Fund
2002	$42.11	(0.05)	(9.34)	(9.39)	--	--	--
2003	$32.72	0.03	6.23	6.26	(0.02)	--	(0.02)
2004	$38.96	0.10	2.88	2.98	(0.09)	(0.72)	(0.81)
2005	$41.13	0.04	0.64	0.68	(0.03)	(2.26)	(2.29)
2006	$39.52	0.09	3.10	3.19	(0.08)	(5.39)	(5.47)
Huntington Income Equity Fund
2002	$34.33	1.06	(5.31)	(4.25)	(1.06)	(0.09)	(1.15)
2003	$28.93	0.96	4.95	5.91	(0.99)	(1.27)	(2.26)
2004	$32.58	0.59	3.37	3.96	(0.59)	(2.67)	(3.26)
2005	$33.28	0.65	0.36	1.01	(0.65)	(2.38)	(3.03)
2006	$31.26	0.57	2.94	3.51	(0.57)	(3.09)	(3.66)
Huntington International Equity Fund
2002	$7.68	(0.01)	(1.01)	(1.02)	--	--	--
2003	$6.66	0.06	2.26	2.32	(0.05)	--	(0.05)
2004	$8.93	0.04	1.75	1.79	(0.05)	--	(0.05)
2005	$10.67	0.06	1.49	1.55	(0.08)	(0.35)	(0.43)
2006	$11.79	0.09	3.10	3.19	(0.08)	(0.97)	(1.05)
Huntington Macro 100 Fund
2004(5)	$10.00	0.02	1.21	1.23	(0.03)	--	(0.03)
2005	$11.20	(0.03)	0.57	0.54	--	(0.43)	(0.43)
2006	$11.31	--(7)	0.77	0.77	--	(0.24)	(0.24)
Huntington Mid Corp America Fund
2002	$10.40	(0.03)	(1.34)	(1.37)	--	--	--
2003	$9.03	(0.01)	2.84	2.83	--	--	--
2004	$11.86	(0.03)	2.09	2.06	--	(0.02)	(0.02)
2005	$13.90	0.02	1.56	1.58	(0.01)	--	(0.01)
2006	$15.47	0.02	1.24	1.26	(0.01)	(0.29)	(0.30)
Huntington New Economy Fund
2002	$10.11	(0.08)	(1.28)	(1.36)	--	--	--
2003	$8.75	(0.07)	3.13	3.06	--	(0.01)	(0.01)
2004	$11.80	(0.10)	2.64	2.54	--	--	--
2005	$14.34	(0.06)	1.82	1.76	--	(0.18)	(0.18)
2006	$15.92	(0.06)	1.50	1.44	--	(1.32)	(1.32)
Huntington Rotating Markets Fund
2002	$8.99	(0.04)	(1.39)	(1.43)	--	--	--
2003	$7.56	0.04	1.85	1.89	(0.04)	--	(0.04)
2004	$9.41	0.05	1.07	1.12	(0.05)	--	(0.05)
2005	$10.48	0.06	0.93	0.99	(0.06)	--	(0.06)
2006	$11.41	0.12	2.10	2.22	(0.12)	(0.20)	(0.32)
Huntington Situs Small Cap Fund
2002(4)	$10.00	--(7)	0.22	0.22	--	--	--
2003	$10.22	(0.05)	3.65	3.60	--	(0.01)	(0.01)
2004	$13.81	(0.06)	3.68	3.62	--	(0.34)	(0.34)
2005	$17.09	(0.07)	2.83	2.76	--	(0.61)	(0.61)
2006	$19.24	(0.07)	2.12	2.05	--	(1.15)	(1.15)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Not annualized.

(3) Computed on an annualized basis.

(4) Reflects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(5) Reflects operations for the period from April 30, 2004 (date of initial public investment) to December 31, 2004.

(6) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(7) Amount is less than $0.005.

(8) The major cause of increase to portfolio turnover was changes made to the portfolio by the management team based upon changing macroeconomic fundamentals.

(See notes which are an integral part of the Financial Statements)

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(6)

$9.62	(0.04)%	1.66%	5.04%	1.66%	5.04%	$24,361	88%
$11.11	20.75%	1.41%	4.54%	1.41%	4.54%	$47,464	108%
$11.59	13.52%	1.36%	4.34%	1.36%	4.34%	$80,182	101%
$10.86	3.10%	1.31%	4.07%	1.32%	4.06%	$92,819	131%
$11.64	16.03%	1.31%	3.44%	1.31%	3.44%	$112.404	98%

$32.72	(22.30)%	1.18%	(0.15)%	1.18%	(0.15)%	$189,356	15%
$38.96	19.15%	1.17%	0.09%	1.17%	0.09%	$241,401	8%
$41.13	7.65%	1.16%	0.23%	1.16%	0.23%	$252,371	12%
$39.52	1.51%	1.14%	0.09%	1.15%	0.08%	$235,916	20%
$37.24	8.36%	1.15%	0.22%	1.15%	0.22%	$223,155	31%

$28.93	(12.62)%	1.18%	3.32%	1.18%	3.32%	$176,885	29%
$32.58	21.00%	1.17%	3.20%	1.17%	3.20%	$201,272	85%
$33.28	13.16%	1.17%	1.83%	1.17%	1.83%	$205,577	35%
$31.26	3.04%	1.15%	1.98%	1.15%	1.98%	$193,906	33%
$31.11	11.36%	1.15%	1.79%	1.15%	1.79%	$185,816	43%

$6.66	(13.28)%	1.84%	(0.14)%	1.84%	(0.14)%	$48,795	68%
$8.93	34.83%	1.66%	0.87%	1.66%	0.87%	$86,795	48%
$10.67	20.06%	1.60%	0.51%	1.60%	0.51%	$135,845	31%
$11.79	14.48%	1.58%	0.69%	1.58%	0.72%	$190,087	21%
$13.93	27.04%	1.57%	0.73%	1.57%	0.73%	$266,509	26%

$11.20	12.29%(2)	1.91%(3)	0.38%(3)	1.91%(3)	0.38%(3)	$18,129	--
$11.31	4.72%	1.51%	(0.27)%	1.51%	(0.27)%	$25,145	87%
$11.84	6.79%	1.43%	0.04%	1.43%	0.04%	$42,758	222%(8)

$9.03	(13.17)%	1.42%	(0.33)%	1.42%	(0.33)%	$89,248	16%
$11.86	31.34%	1.34%	(0.09)%	1.34%	(0.09)%	$134,668	29%
$13.90	17.40%	1.33%	(0.20)%	1.33%	(0.20)%	$137,759	4%
$15.47	11.36%	1.31%	0.11%	1.32%	0.10%	$147,477	7%
$16.43	8.09%	1.31%	0.07%	1.31%	0.07%	$150,902	6%

$8.75	(13.45)%	1.90%	(1.13)%	1.94%	(1.17)%	$22,478	39%
$11.80	34.93%	1.56%	(0.79)%	1.56%	(0.79)%	$39,364	83%
$14.34	21.53%	1.52%	(0.88)%	1.52%	(0.88)%	$59,263	28%
$15.92	12.27%	1.46%	(0.42)%	1.46%	(0.42)%	$79,794	61%
$16.04	9.18%	1.43%	(0.39)%	1.43%	(0.39)%	$97,791	50%

$7.56	(15.91)%	1.52%	(0.54)%	1.52%	(0.54)%	$14,740	102%
$9.41	25.00%	1.28%	0.52%	1.28%	0.52%	$19,937	206%
$10.48	11.89%	1.22%	0.53%	1.22%	0.53%	$23,613	86%
$11.41	9.44%	1.17%	0.58%	1.17%	0.58%	$29,249	48%
$13.31	19.56%	1.15%	1.13%	1.15%	1.13%	$45,161	35%

$10.22	2.20%(2)	2.29%(3)	(1.30)%(3)	2.29%(3)	(1.30)%(3)	$13,249	9%
$13.81	35.18%	1.68%	(0.49)%	1.68%	(0.49)%	$30,067	19%
$17.09	26.23%	1.43%	(0.45)%	1.43%	(0.45)%	$57,942	16%
$19.24	16.20%	1.36%	(0.41)%	1.36%	(0.41)%	$80,212	14%
$20.14	10.73%	1.38%	(0.34)%	1.38%	(0.34)%	$89,230	19%

Financial Highlights

Equity Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions

INVESTMENT A SHARES
Huntington Dividend Capture Fund
2002	$10.11	0.47	(0.50)	(0.03)	(0.47)	--	(0.47)
2003	$9.61	0.39	1.54	1.93	(0.43)	--	(0.43)
2004	$11.11	0.48	0.94	1.42	(0.43)	(0.51)	(0.94)
2005	$11.59	0.42	(0.10)	0.32	(0.44)	(0.61)	(1.05)
2006	$10.86	0.36	1.32	1.68	(0.36)	(0.54)	(0.90)
Huntington Growth Fund
2002	$41.87	(0.15)	(9.26)	(9.41)	--	--	--
2003	$32.46	(0.05)	6.17	6.12	--	--	--
2004	$38.58	(0.02)	2.86	2.84	--	(0.72)	(0.72)
2005	$40.70	(0.07)	0.64	0.57	--	(2.26)	(2.26)
2006	$39.01	(0.01)	3.05	3.04	--	(5.39)	(5.39)
Huntington Income Equity Fund
2002	$34.34	0.99	(5.31)	(4.32)	(0.98)	(0.09)	(1.07)
2003	$28.95	0.89	4.94	5.83	(0.92)	(1.27)	(2.19)
2004	$32.59	0.50	3.38	3.88	(0.51)	(2.67)	(3.18)
2005	$33.29	0.56	0.37	0.93	(0.57)	(2.38)	(2.95)
2006	$31.27	0.49	2.93	3.42	(0.49)	(3.09)	(3.58)
Huntington International Equity Fund
2002	$7.66	(0.04)	(0.99)	(1.03)	--	--	--
2003	$6.63	0.04	2.24	2.28	(0.02)	--	(0.02)
2004	$8.89	-- (7)	1.76	1.76	(0.01)	--	(0.01)
2005	$10.64	0.03	1.49	1.52	(0.07)	(0.35)	(0.42)
2006	$11.74	0.03	3.10	3.13	(0.06)	(0.97)	(1.03)
Huntington Macro 100 Fund
2004(5)	$10.00	0.01	1.19	1.20	(0.02)	--	(0.02)
2005	$11.18	(0.04)	0.55	0.51	--	(0.43)	(0.43)
2006	$11.26	(0.02)	0.76	0.74	--	(0.24)	(0.24)
Huntington Mid Corp America Fund
2002	$10.37	(0.04)	(1.35)	(1.39)	--	--	--
2003	$8.98	(0.02)	2.81	2.79	--	--	--
2004	$11.77	(0.06)	2.06	2.00	--	(0.02)	(0.02)
2005	$13.75	(0.02)	1.54	1.52	--	--	--
2006	$15.27	(0.03)	1.23	1.20	--	(0.29)	(0.29)
Huntington New Economy Fund
2002	$10.11	(0.08)	(1.31)	(1.39)	--	--	--
2003	$8.72	(0.07)	3.09	3.02	--	(0.01)	(0.01)
2004	$11.73	(0.18)	2.68	2.50	--	--	--
2005	$14.23	(0.05)	1.74	1.69	--	(0.18)	(0.18)
2006	$15.74	(0.09)	1.49	1.40	--	(1.32)	(1.32)
Huntington Rotating Markets Fund
2002	$8.97	(0.05)	(1.39)	(1.44)	--	--	--
2003	$7.53	0.02	1.83	1.85	(0.02)	--	(0.02)
2004	$9.36	0.03	1.06	1.09	(0.03)	--	(0.03)
2005	$10.42	0.03	0.93	0.96	(0.03)	--	(0.03)
2006	$11.35	0.10	2.08	2.18	(0.10)	(0.20)	(0.30)
Huntington Situs Small Cap Fund
2002(4)	$10.00	--(7)	0.21	0.21	--	--	--
2003	$10.21	(0.04)	3.61	3.57	--	(0.01)	(0.01)
2004	$13.77	(0.08)	3.65	3.57	--	(0.34)	(0.34)
2005	$17.00	(0.07)	2.76	2.69	--	(0.61)	(0.61)
2006	$19.08	(0.09)	2.08	1.99	--	(1.15)	(1.15)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Not annualized.

(3) Computed on an annualized basis.

(4) Reflects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(5) Reflects operations for the period from April 30, 2004 (date of initial public investment) to December 31, 2004.

(6) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(7) Amount is less than $0.005.

(8) The major cause of increase to portfolio turnover was changes made to the portfolio by the management team based upon changing macroeconomic fundamentals.

(See notes which are an integral part of the Financial Statements)

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(6)

$9.61	(0.40)%	1.91%	4.74%	1.91%	4.74%	$1,337	88%
$11.11	20.62%	1.65%	4.24%	1.65%	4.24%	$12,408	108%
$11.59	13.20%	1.62%	3.84%	1.62%	3.84%	$7,793	101%
$10.86	2.85%	1.56%	3.82%	1.58%	3.80%	$10,177	131%
$11.63	15.74%	1.56%	3.18%	1.56%	3.18%	$11,502	98%

$32.46	(22.47)%	1.49%	(0.42)%	1.49%	(0.42)%	$8,728	15%
$38.58	18.85%	1.42%	(0.16)%	1.42%	(0.16)%	$11,754	8%
$40.70	7.36%	1.41%	(0.04)%	1.41%	(0.04)%	$11,317	12%
$39.01	1.26%	1.39%	(0.17)%	1.40%	(0.18)%	$10,598	20%
$36.66	8.11%	1.40%	(0.03)%	1.40%	(0.03)%	$9,209	31%

$28.95	(12.81)%	1.43%	3.08%	1.43%	3.08%	$2,007	29%
$32.59	20.69%	1.42%	2.85%	1.42%	2.85%	$3,684	85%
$33.29	12.88%	1.42%	1.59%	1.42%	1.59%	$5,226	35%
$31.27	2.80%	1.40%	1.72%	1.40%	1.72%	$6,197	33%
$31.11	11.05%	1.40%	1.53%	1.40%	1.53%	$6,139	43%

$6.63	(13.45)%	2.05%	(0.66)%	2.05%	(0.66)%	$101	68%
$8.89	34.43%	1.90%	0.55%	1.90%	0.55%	$505	48%
$10.64	19.84%	1.85%	0.02%	1.85%	0.02%	$808	31%
$11.74	14.22%	1.81%	0.39%	1.81%	0.42%	$2,463	21%
$13.84	26.79%	1.83%	0.40%	1.83%	0.40%	$6,509	26%

$11.18	12.03%(2)	2.19%(3)	0.35%(3)	2.19%(3)	0.35%(3)	$841	--
$11.26	4.46%	1.76%	(0.52)%	1.76%	(0.52)%	$2,152	87%
$11.76	6.55%	1.68%	(0.23)%	1.68%	(0.23)%	$3,189	222%(8)

$8.98	(13.40)%	1.66%	(0.55)%	1.66%	(0.55)%	$870	16%
$11.77	31.07%	1.60%	(0.33)%	1.60%	(0.33)%	$3,325	29%
$13.75	17.02%	1.58%	(0.45)%	1.58%	(0.45)%	$3,180	4%
$15.27	11.05%	1.56%	(0.14)%	1.57%	(0.15)%	$4,646	7%
$16.18	7.84%	1.56%	(0.17)%	1.56%	(0.17)%	$4,986	6%

$8.72	(13.75)%	2.13%	(1.34)%	2.17%	(1.38)%	$339	39%
$11.73	34.59%	1.80%	(1.03)%	1.80%	(1.03)%	$1,154	83%
$14.23	21.31%	1.77%	(1.15)%	1.77%	(1.15)%	$1,292	28%
$15.74	11.87%	1.71%	(0.64)%	1.71%	(0.64)%	$5,804	61%
$15.81	8.96%	1.68%	(0.64)%	1.68%	(0.64)%	$8,607	50%

$7.53	(16.05)%	1.78%	(0.82)%	1.78%	(0.82)%	$648	102%
$9.36	24.62%	1.54%	0.32%	1.54%	0.32%	$1,258	206%
$10.42	11.61%	1.47%	0.31%	1.47%	0.31%	$1,629	86%
$11.35	9.24%	1.42%	0.30%	1.42%	0.30%	$1,911	48%
$13.23	19.19%	1.40%	0.95%	1.40%	0.95%	$3,438	35%

$10.21	2.10%(2)	2.25%(3)	(1.41)%(3)	2.25%(3)	(1.41)%(3)	$10	9%
$13.77	34.92%	1.87%	(0.75)%	1.87%	(0.75)%	$499	19%
$17.00	25.94%	1.68%	(0.69)%	1.68%	(0.69)%	$1,302	16%
$19.08	15.87%	1.61%	(0.66)%	1.61%	(0.66)%	$5,073	14%
$19.92	10.50%	1.64%	(0.59)%	1.64%	(0.59)%	$11,685	19%

Financial Highlights

Equity Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions

INVESTMENT B SHARES
Huntington Dividend Capture Fund
2002	$10.10	0.42	(0.49)	(0.07)	(0.42)	--	(0.42)
2003	$9.61	0.37	1.50	1.87	(0.38)	--	(0.38)
2004	$11.10	0.39	0.97	1.36	(0.38)	(0.51)	(0.89)
2005	$11.57	0.37	(0.12)	0.25	(0.38)	(0.61)	(0.99)
2006	$10.83	0.30	1.32	1.62	(0.30)	(0.54)	(0.84)
Huntington Growth Fund
2002	$41.44	(0.24)	(9.24)	(9.48)	--	--	--
2003	$31.96	(0.19)	6.02	5.83	--	--	--
2004	$37.79	(0.19)	2.78	2.59	--	(0.72)	(0.72)
2005	$39.66	(0.26)	0.62	0.36	--	(2.26)	(2.26)
2006	$37.76	(0.19)	2.94	2.75	--	(5.39)	(5.39)
Huntington Income Equity Fund
2002	$34.29	0.82	(5.30)	(4.48)	(0.84)	(0.09)	(0.93)
2003	$28.88	0.74	4.93	5.67	(0.79)	(1.27)	(2.06)
2004	$32.49	0.34	3.37	3.71	(0.35)	(2.67)	(3.02)
2005	$33.18	0.40	0.36	0.76	(0.41)	(2.38)	(2.79)
2006	$31.15	0.33	2.93	3.26	(0.34)	(3.09)	(3.43)
Huntington International Equity Fund
2002	$7.64	(0.04)	(1.02)	(1.06)	--	--	--
2003	$6.58	--(7)	2.22	2.22	(0.01)	--	(0.01)
2004	$8.79	(0.02)	1.70	1.68	--	--	--
2005	$10.47	--(7)	1.44	1.44	(0.01)	(0.35)	(0.36)
2006	$11.55	(0.01)	3.01	3.00	(0.01)	(0.97)	(0.98)
Huntington Macro 100 Fund
2004(5)	$10.00	(0.01)	1.18	1.17	--	--	--
2005	$11.17	(0.09)	0.55	0.46	--	(0.43)	(0.43)
2006	$11.20	(0.08)	0.75	0.67	--	(0.24)	(0.24)
Huntington Mid Corp America Fund
2002	$10.34	(0.07)	(1.36)	(1.43)	--	--	--
2003	$8.91	(0.07)	2.78	2.71	--	--	--
2004	$11.62	(0.11)	2.02	1.91	--	(0.02)	(0.02)
2005	$13.51	(0.09)	1.51	1.42	--	--	--
2006	$14.93	(0.10)	1.19	1.09	--	(0.29)	(0.29)
Huntington New Economy Fund
2002	$10.05	(0.14)	(1.28)	(1.42)	--	--	--
2003	$8.63	(0.13)	3.07	2.94	--	(0.01)	(0.01)
2004	$11.56	(0.19)	2.57	2.38	--	--	--
2005	$13.94	(0.15)	1.74	1.59	--	(0.18)	(0.18)
2006	$15.35	(0.16)	1.43	1.27	--	(1.32)	(1.32)
Huntington Situs Small Cap Fund
2002(4)	$10.00	--(7)	0.20	0.20	--	--	--
2003	$10.20	(0.08)	3.57	3.49	--	(0.01)	(0.01)
2004	$13.68	(0.13)	3.59	3.46	--	(0.34)	(0.34)
2005	$16.80	(0.18)	2.74	2.56	--	(0.61)	(0.61)
2006	$18.75	(0.19)	2.04	1.85	--	(1.15)	(1.15)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Not annualized.

(3) Computed on an annualized basis.

(4) Reflects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(5) Reflects operations for the period from April 30, 2004 (date of initial public investment) to December 31, 2004.

(6) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(7) Amount is less than $0.005.

(8) The major cause of increase to portfolio turnover was changes made to the portfolio by the management team based upon changing macroeconomic fundamentals.

(See notes which are an integral part of the Financial Statements)

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(6)

$9.61	(0.78)%	2.41%	4.42%	2.41%	4.42%	$5,001	88%
$11.10	19.90%	2.16%	3.78%	2.16%	3.78%	$12,374	108%
$11.57	12.61%	2.11%	3.53%	2.11%	3.53%	$16,554	101%
$10.83	2.25%	2.06%	3.31%	2.08%	3.29%	$17,728	131%
$11.61	15.21%	2.06%	2.66%	2.06%	2.66%	$18,753	98%

$31.96	(22.88)%	1.93%	(0.88)%	1.93%	(0.88)%	$3,084	15%
$37.79	18.24%	1.92%	(0.65)%	1.92%	(0.65)%	$5,220	8%
$39.66	6.85%	1.91%	(0.51)%	1.91%	(0.51)%	$6,331	12%
$37.76	0.76%	1.89%	(0.66)%	1.90%	(0.67)%	$6,073	20%
$35.12	7.56%	1.90%	(0.53)%	1.90%	(0.53)%	$5,626	31%

$28.88	(13.27)%	1.93%	2.67%	1.93%	2.67%	$3,802	29%
$32.49	20.08%	1.92%	2.38%	1.92%	2.38%	$6,534	85%
$33.18	12.33%	1.82%	1.00%	1.82%	1.00%	$8,257	35%
$31.15	2.28%	1.90%	1.22%	1.90%	1.22%	$8,447	33%
$30.98	10.52%	1.90%	1.04%	1.90%	1.04%	$8,176	43%

$6.58	(13.87)%	2.59%	(0.88)%	2.59%	(0.88)%	$179	68%
$8.79	33.77%	2.41%	0.02%	2.41%	0.02%	$405	48%
$10.47	19.11%	2.35%	(0.23)%	2.35%	(0.23)%	$655	31%
$11.55	13.73%	2.33%	(0.04)%	2.33%	(0.04)%	$1,201	21%
$13.57	26.09%	2.33%	(0.06)%	2.33%	(0.06)%	$2,370	26%

$11.17	11.70%(2)	2.70%(3)	(0.24)%(3)	2.70%(3)	(0.24)%(3)	$809	--
$11.20	4.02%	2.26%	(1.02)%	2.26%	(1.02)%	$1,523	87%
$11.63	6.05%	2.18%	(0.73)%	2.18%	(0.73)%	$2,076	222%(8)

$8.91	(13.83)%	2.16%	(1.06)%	2.16%	(1.06)%	$3,082	16%
$11.62	30.42%	2.09%	(0.84)%	2.09%	(0.84)%	$5,439	29%
$13.51	16.46%	2.08%	(0.94)%	2.08%	(0.94)%	$7,269	4%
$14.93	10.51%	2.06%	(0.64)%	2.07%	(0.65)%	$8,252	7%
$15.73	7.28%	2.06%	(0.68)%	2.06%	(0.68)%	$8,386	6%

$8.63	(14.13)%	2.65%	(1.88)%	2.69%	(1.92)%	$908	39%
$11.56	34.02%	2.30%	(1.53)%	2.30%	(1.53)%	$1,642	83%
$13.94	20.59%	2.27%	(1.63)%	2.27%	(1.63)%	$2,369	28%
$15.35	11.40%	2.21%	(1.17)%	2.21%	(1.17)%	$3,410	61%
$15.30	8.34%	2.18%	(1.14)%	2.18%	(1.14)%	$4,226	50%

$10.20	2.00%(2)	3.00%(3)	(2.05)%(3)	3.00%(3)	(2.05)%(3)	$88	9%
$13.68	34.17%	2.40%	(1.25)%	2.40%	(1.25)%	$555	19%
$16.80	25.31%	2.18%	(1.18)%	2.18%	(1.18)%	$1,627	16%
$18.75	15.28%	2.11%	(1.16)%	2.11%	(1.16)%	$2,633	14%
$19.45	9.93%	2.13%	(1.10)%	2.13%	(1.10)%	$3,700	19%

Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions

TRUST SHARES
Huntington Fixed Income Securities Fund
2002	$20.77	0.98	0.52	1.50	(1.00)	--	(1.00)
2003	$21.27	0.82	0.16	0.98	(0.83)	--	(0.83)
2004	$21.42	0.73	(0.09)	0.64	(0.74)	(0.09)	(0.83)
2005	$21.23	0.76	(0.37)	0.39	(0.76)	(0.07)	(0.83)
2006	$20.79	0.79	(0.04)	0.75	(0.78)	--	(0.78)
Huntington Intermediate Government Income Fund
2002	$10.43	0.46	0.50	0.96	(0.47)	--	(0.47)
2003	$10.92	0.37	(0.23)	0.14	(0.39)	(0.02)	(0.41)
2004	$10.65	0.36	(0.08)	0.28	(0.37)	(0.04)	(0.41)
2005	$10.52	0.37	(0.23)	0.14	(0.38)	--	(0.38)
2006	$10.28	0.39	(0.04)	0.35	(0.39)	-- (3)	(0.39)
Huntington Michigan Tax-Free Fund
2002	$10.46	0.34	0.50	0.84	(0.35)	(0.03)	(0.38)
2003	$10.92	0.28	0.10	0.38	(0.29)	(0.05)	(0.34)
2004	$10.96	0.27	(0.17)	0.10	(0.27)	(0.03)	(0.30)
2005	$10.76	0.24	(0.15)	0.09	(0.24)	(0.04)	(0.28)
2006	$10.57	0.28	(0.02)	0.26	(0.27)	--	(0.27)
Huntington Mortgage Securities Fund
2002	$8.32	0.38	0.24	0.62	(0.39)	--	(0.39)
2003	$8.55	0.24	0.35	0.59	(0.32)	--	(0.32)
2004	$8.82	0.29	0.22	0.51	(0.31)	--	(0.31)
2005	$9.02	0.29	(0.12)	0.17	(0.31)	(0.01)	(0.32)
2006	$8.87	0.33	0.20	0.53	(0.33)	(0.06)	(0.39)
Huntington Ohio Tax-Free Fund
2002	$20.95	0.73	0.96	1.69	(0.73)	(0.04)	(0.77)
2003	$21.87	0.60	0.14	0.74	(0.60)	(0.11)	(0.71)
2004	$21.90	0.57	(0.24)	0.33	(0.57)	(0.16)	(0.73)
2005	$21.50	0.54	(0.37)	0.17	(0.54)	(0.22)	(0.76)
2006	$20.91	0.58	(0.05)	0.53	(0.58)	--	(0.58)
Huntington Short/Intermediate Fixed Income Securities Fund
2002	$19.77	0.87	0.11	0.98	(0.88)	--	(0.88)
2003	$19.87	0.62	0.01	0.63	(0.62)	--	(0.62)
2004	$19.88	0.50	(0.32)	0.18	(0.50)	--	(0.50)
2005	$19.56	0.51	(0.41)	0.10	(0.51)	--	(0.51)
2006	$19.15	0.60	0.10	0.70	(0.60)	--	(0.60)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$21.27	7.45%	1.08%	4.74%	1.08%	4.74%	$146,976	54%
$21.42	4.65%	1.08%	3.78%	1.08%	3.78%	$166,215	73%
$21.23	3.07%	1.08%	3.46%	1.08%	3.46%	$162,998	53%
$20.79	1.86%	1.07%	3.55%	1.07%	3.61%	$168,764	59%
$20.76	3.74%	1.06%	3.87%	1.06%	3.87%	$173,305	55%

$10.92	9.46%	1.10%	4.38%	1.10%	4.38%	$81,232	60%
$10.65	1.34%	1.10%	3.45%	1.10%	3.45%	$81,671	78%
$10.52	2.67%	1.11%	3.37%	1.11%	3.37%	$90,288	43%
$10.28	1.33%	1.09%	3.55%	1.10%	3.54%	$107,166	34%
$10.24	3.51%	1.08%	3.80%	1.08%	3.80%	$108,312	32%

$10.92	8.15%	1.33%	3.24%	1.33%	3.24%	$18,268	27%
$10.96	3.57%	1.27%	2.66%	1.27%	2.66%	$23,854	17%
$10.76	0.94%	1.29%	2.44%	1.29%	2.44%	$24,589	17%
$10.57	0.88%	1.24%	2.27%	1.26%	2.25%	$22,195	49%
$10.56	2.52%	1.29%	2.63%	1.29%	2.63%	$17,407	22%

$8.55	7.61%	1.19%	4.46%	1.19%	4.46%	$46,313	63%
$8.82	7.02%	1.14%	2.82%	1.14%	2.82%	$43,928	71%
$9.02	5.86%	1.16%	3.45%	1.16%	3.45%	$64,853	38%
$8.87	1.96%	1.12%	3.34%	1.12%	2.27%	$81,950	29%
$9.01	6.06%	1.10%	3.68%	1.10%	3.68%	$85,995	29%

$21.87	8.20%	1.17%	3.39%	1.17%	3.39%	$52,160	28%
$21.90	3.42%	1.16%	2.72%	1.16%	2.72%	$55,450	20%
$21.50	1.52%	1.17%	2.63%	1.17%	2.63%	$52,565	13%
$20.91	0.85%	1.16%	2.56%	1.17%	2.55%	$45,571	45%
$20.86	2.59%	1.17%	2.80%	1.17%	2.80%	$40,319	17%

$19.87	5.08%	1.07%	4.41%	1.07%	4.41%	$121,093	58%
$19.88	3.18%	1.07%	3.05%	1.07%	3.05%	$155,883	51%
$19.56	0.91%	1.07%	2.53%	1.07%	2.53%	$150,175	54%
$19.15	0.54%	1.06%	2.65%	1.06%	2.65%	$119,090	31%
$19.25	3.70%	1.07%	3.11%	1.07%	3.11%	$95,512	36%

Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions

INVESTMENT A SHARES
Huntington Fixed Income Securities Fund
2002	$20.77	0.94	0.50	1.44	(0.95)	--	(0.95)
2003	$21.26	0.76	0.17	0.93	(0.77)	--	(0.77)
2004	$21.42	0.68	(0.09)	0.59	(0.69)	(0.09)	(0.78)
2005	$21.23	0.71	(0.38)	0.33	(0.71)	(0.07)	(0.78)
2006	$20.78	0.74	(0.03)	0.71	(0.73)	--	(0.73)
Huntington Intermediate Government Income Fund
2002	$10.43	0.44	0.50	0.94	(0.45)	--	(0.45)
2003	$10.92	0.35	(0.23)	0.12	(0.37)	(0.02)	(0.39)
2004	$10.65	0.33	(0.07)	0.26	(0.35)	(0.04)	(0.39)
2005	$10.52	0.34	(0.23)	0.11	(0.35)	--	(0.35)
2006	$10.28	0.35	(0.03)	0.32	(0.36)	-- (6)	(0.36)
Huntington Michigan Tax-Free Fund
2002	$10.46	0.32	0.50	0.82	(0.32)	(0.03)	(0.35)
2003	$10.93	0.26	0.09	0.35	(0.27)	(0.05)	(0.32)
2004	$10.96	0.24	(0.17)	0.07	(0.24)	(0.03)	(0.27)
2005	$10.76	0.22	(0.15)	0.07	(0.22)	(0.04)	(0.26)
2006	$10.57	0.26	(0.02)	0.24	(0.25)	--	(0.25)
Huntington Mortgage Securities Fund
2002	$8.35	0.36	0.24	0.60	(0.37)	--	(0.37)
2003	$8.58	0.17	0.39	0.56	(0.28)	--	(0.28)
2004	$8.86	0.28	0.21	0.49	(0.28)	--	(0.28)
2005	$9.07	0.26	(0.11)	0.15	(0.29)	(0.01)	(0.30)
2006	$8.92	0.30	0.20	0.50	(0.30)	(0.06)	(0.36)
Huntington Ohio Tax-Free Fund
2002	$20.94	0.68	0.96	1.64	(0.68)	(0.04)	(0.72)
2003	$21.86	0.54	0.13	0.67	(0.54)	(0.11)	(0.65)
2004	$21.88	0.52	(0.23)	0.29	(0.52)	(0.16)	(0.68)
2005	$21.49	0.49	(0.37)	0.12	(0.49)	(0.22)	(0.71)
2006	$20.90	0.53	(0.06)	0.47	(0.53)	--	(0.53)
Huntington Short/Intermediate Fixed Income Securities Fund
2003(4)	$20.08	0.32	(0.19)	0.13	(0.32)	--	(0.32)
2004	$19.89	0.45	(0.33)	0.12	(0.45)	--	(0.45)
2005	$19.56	0.46	(0.40)	0.06	(0.46)	--	(0.46)
2006	$19.16	0.55	0.10	0.65	(0.55)	--	(0.55)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Not annualized.

(3) Computed on annualized basis.

(4) Reflects operations for the period from May 9, 2003 (date of initial public investment) to December 31, 2003.

(5) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(6) Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

		Ratios to average net assets
Net Asset, Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(5)

$21.26	7.14%	1.33%	4.47%	1.33%	4.47%	$1,512	54%
$21.42	4.43%	1.33%	3.47%	1.33%	3.47%	$2,532	73%
$21.23	2.81%	1.33%	3.22%	1.33%	3.22%	$2,314	53%
$20.78	1.56%	1.32%	3.36%	1.32%	3.36%	$1,699	59%
$20.76	3.53%	1.31%	3.62%	1.31%	3.62%	$1,702	55%

$10.92	9.17%	1.35%	3.89%	1.35%	3.89%	$6,766	60%
$10.65	1.09%	1.35%	3.18%	1.35%	3.18%	$7,486	78%
$10.52	2.42%	1.36%	3.16%	1.36%	3.16%	$4,182	43%
$10.28	1.08%	1.34%	3.30%	1.35%	3.29%	$3,707	34%
$10.24	3.25%	1.34%	3.55%	1.34%	3.55%	$1,599	32%

$10.93	7.98%	1.58%	2.99%	1.58%	2.99%	$5,209	27%
$10.96	3.21%	1.52%	2.40%	1.52%	2.40%	$6,241	17%
$10.76	0.69%	1.54%	2.19%	1.54%	2.19%	$6,108	17%
$10.57	0.63%	1.49%	2.03%	1.51%	2.01%	$4,838	49%
$10.56	2.27%	1.54%	2.38%	1.54%	2.38%	$4,162	22%

$8.58	7.30%	1.44%	4.07%	1.44%	4.07%	$2,859	63%
$8.86	6.71%	1.37%	2.74%	1.37%	2.74%	$1,214	71%
$9.07	5.66%	1.40%	3.18%	1.40%	3.18%	$1,257	38%
$8.92	1.68%	1.36%	2.03%	1.36%	2.03%	$1,823	29%
$9.06	5.74%	1.35%	3.41%	1.35%	3.41%	$1,683	29%

$21.86	7.94%	1.43%	3.11%	1.43%	3.11%	$3,292	28%
$21.88	3.11%	1.41%	2.45%	1.41%	2.45%	$5,913	20%
$21.49	1.32%	1.42%	2.39%	1.42%	2.39%	$4,657	13%
$20.90	0.59%	1.41%	2.32%	1.42%	2.31%	$3,222	45%
$20.84	2.29%	1.43%	2.58%	1.43%	2.58%	$1,686	17%

$19.89	0.65%(2)	1.31%(3)	2.47%(3)	1.31%(3)	2.47%(3)	$8,061	51%
$19.56	0.60%	1.32%	2.29%	1.32%	2.29%	$4,538	54%
$19.16	0.34%	1.31%	2.41%	1.31%	2.41%	$3,506	31%
$19.26	3.44%	1.33%	2.80%	1.33%	2.80%	$668	36%

Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions

INVESTMENT B SHARES
Huntington Fixed Income Securities Fund
2002	$20.75	0.83	0.50	1.33	(0.85)	--	(0.85)
2003	$21.23	0.65	0.17	0.82	(0.66)	--	(0.66)
2004	$21.39	0.58	(0.09)	0.49	(0.59)	(0.09)	(0.68)
2005	$21.20	0.60	(0.38)	0.22	(0.60)	(0.07)	(0.67)
2006	$20.75	0.64	(0.03)	0.61	(0.63)	--	(0.63)
Huntington Intermediate Government Income Fund
2003(4)	$10.99	0.17	(0.30)	(0.13)	(0.18)	(0.02)	(0.20)
2004	$10.66	0.28	(0.09)	0.19	(0.29)	(0.04)	(0.33)
2005	$10.52	0.29	(0.23)	0.06	(0.30)	--	(0.30)
2006	$10.28	0.30	(0.02)	0.28	(0.31)	-- (9)	(0.31)
Huntington Michigan Tax-Free Fund
2003(5)	$11.11	0.12	(0.11)	0.01	(0.12)	(0.05)	(0.17)
2004	$10.95	0.19	(0.17)	0.02	(0.19)	(0.03)	(0.22)
2005	$10.75	0.16	(0.14)	0.02	(0.16)	(0.04)	(0.20)
2006	$10.57	0.20	(0.02)	0.18	(0.19)	--	(0.19)
Huntington Mortgage Securities Fund
2003(6)	$8.70	0.13	0.17	0.30	(0.17)	--	(0.17)
2004	$8.83	0.23	0.21	0.44	(0.25)	--	(0.25)
2005	$9.02	0.22	(0.12)	0.10	(0.24)	(0.01)	(0.25)
2006	$8.87	0.27	0.20	0.47	(0.26)	(0.06)	(0.32)
Huntington Ohio Tax-Free Fund
2003(7)	$21.97	0.27	0.02	0.29	(0.27)	(0.11)	(0.38)
2004	$21.88	0.41	(0.23)	0.18	(0.41)	(0.16)	(0.57)
2005	$21.49	0.39	(0.37)	0.02	(0.39)	(0.22)	(0.61)
2006	$20.90	0.43	(0.05)	0.38	(0.43)	--	(0.43)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Not annualized.

(3) Computed on annualized basis.

(4) Reflects operations for the period from May 12, 2003 (date of initial public investment) to December 31, 2003.

(5) Reflects operations for the period from May 19, 2003 (date of initial public investment) to December 31, 2003.

(6) Reflects operations for the period from May 13, 2003 (date of initial public investment) to December 31, 2003.

(7) Reflects operations for the period from May 2, 2003 (date of initial public investment) to December 31, 2003.

(8) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(9) Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)/p>
		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(8)

$21.23	6.59%	1.82%	3.88%	1.82%	3.88%	$1,852	58%
$21.39	3.92%	1.83%	2.99%	1.83%	2.99%	$3,212	73%
$21.20	2.31%	1.83%	2.72%	1.83%	2.72%	$3,040	53%
$20.75	1.06%	1.82%	2.80%	1.82%	2.80%	$3,068	59%
$20.73	3.02%	1.82%	3.12%	1.82%	3.12%	$2,807	55%

$10.66	(1.13)%(2)	1.86%(3)	2.41%(3)	1.86%(3)	2.41%(3)	$492	78%
$10.52	1.81%	1.86%	2.62%	1.86%	2.62%	$470	43%
$10.28	0.57%	1.84%	2.79%	1.85%	2.78%	$484	34%
$10.25	2.84%	1.83%	3.05%	1.83%	3.05%	$417	32%

$10.95	0.09%(2)	2.03%(3)	1.68%(3)	2.03%(3)	1.68%(3)	$580	17%
$10.75	0.18%	2.04%	1.69%	2.04%	1.69%	$789	17%
$10.57	0.22%	1.99%	1.53%	2.01%	1.51%	$615	49%
$10.56	1.76%	2.05%	1.89%	2.05%	1.89%	$466	22%

$8.83	3.47%(2)	1.93%(3)	1.14%(3)	1.93%(3)	1.14%(3)	$280	71%
$9.02	5.00%	1.90%	2.68%	1.90%	2.68%	$482	38%
$8.87	1.16%	1.86%	2.57%	1.86%	2.57%	$700	29%
$9.02	5.33%	1.85%	2.93%	1.85%	2.93%	$673	29%

$21.88	1.32%(2)	1.93%(3)	1.86%(3)	1.93%(3)	1.86%(3)	$1,685	20%
$21.49	0.81%	1.92%	1.88%	1.92%	1.88%	$1,729	13%
$20.90	0.10%	1.91%	1.82%	1.92%	1.81%	$1,525	45%
$20.85	1.78%	1.93%	2.06%	1.93%	2.06%	$1,337	17%

Combined Notes to Financial Statements

December 31, 2006

(1) Organization

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). The Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds on June 23, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust operates 29 separate series, or mutual funds, each with its own investment objective and strategy. This report contains the financial statements and financial highlights of the funds listed below (individually referred to as “Fund,” or collectively as the “Funds”):

Funds	Investment Share Classes Offered

Huntington Florida Tax-Free Money Fund (“Florida Tax-Free Money”)	Trust & A
Huntington Money Market Fund (“Money Market”)	Trust, A, B & Interfund
Huntington Ohio Municipal Money Market Fund (“Ohio Municipal Money Market”)	Trust & A
Huntington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market”)	Trust & A
Huntington Dividend Capture Fund (“Dividend Capture”)	Trust, A & B
Huntington Growth Fund (“Growth”)	Trust, A & B
Huntington Income Equity Fund (“Income Equity”)	Trust, A & B
Huntington International Equity Fund (“International Equity”)	Trust, A & B
Huntington Macro 100 Fund (“Macro 100”)	Trust, A & B
Huntington Mid Corp America Fund (“Mid Corp America”)	Trust, A & B
Huntington New Economy Fund (“New Economy”)	Trust, A & B
Huntington Rotating Markets Fund (“Rotating Markets”)	Trust & A
Huntington Situs Small Cap Fund (“Situs Small Cap”)	Trust, A & B
Huntington Fixed Income Securities Fund (“Fixed Income”)	Trust, A & B
Huntington Intermediate Government Income Fund (“Intermediate Government Income”)	Trust, A & B
Huntington Michigan Tax-Free Fund (“Michigan Tax-Free”)	Trust, A & B
Huntington Mortgage Securities Fund (“Mortgage Securities”)	Trust, A & B
Huntington Ohio Tax-Free Fund (“Ohio Tax-Free”)	Trust, A & B
Huntington Short/Intermediate Fixed Income Securities Fund (“Short/Intermediate Fixed Income”)	Trust & A

Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Under the Trust’s organizational documents, its officers and Board of Trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

A. Investment Valuations

The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges.

The Trust calculates NAV for each of the Funds (other than the Money Market Funds) by valuing securities held based on market value. The Trust attempts to stabilize the NAV per share for each of the Money Market Funds at $1.00 per share by valuing its portfolio securities using the amortized cost method, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

In computing NAV, current market value is used to value portfolio securities with respect to which market quotations are readily available. Pursuant to Trustee approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events, as described below. U.S. government obligations held by Mortgage Securities are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m.), Eastern Time, on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest volume exchange (in terms of the number of options contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security at issue (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

The Funds may use the fair value of a security to calculate their NAV when a market price is not readily available, such as when: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ investment adviser, Huntington Asset Advisors, Inc. (“Advisor”) determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. Since International Equity invests primarily in foreign securities, it is most likely to be affected by this fair valuation methodology. Since Situs Small Cap invests some of its assets in foreign securities, it may be affected, although to a lesser extent.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

B. Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ Advisor to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Funds except as follows: Dividend Capture, Income Equity and Mortgage Securities declare and pay dividends monthly; International Equity, Macro 100, Mid Corp America, New Economy, Rotating Markets and Situs Small Cap declare and pay dividends, if any, annually; and Growth declares and pays dividends, if any, quarterly. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. foreign currency gain/loss, paydowns, distributions and income received from pass through investments, and net investment loss adjustment), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles, and return of capital from investments.

D. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Withholding taxes on foreign interest, dividends and capital gains with respect to International Equity and Situs Small Cap have been provided for in accordance with each Fund’s applicable country’s tax rules and rates.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)*

Florida Tax-Free Money	$ 39,433,769	$ --	$ --	$ --
Money Market	951,246,715	--	--	--
Ohio Municipal Money Market	199,716,291	--	--	--
U.S. Treasury Money Market	606,998,026	--	--	--
Dividend Capture	150,517,165	10,979,022	(1,084,852)	9,894,170
Growth	193,527,474	99,566,420	(259,778)	99,306,642
Income Equity	191,840,378	60,843,521	(1,564,500)	59,279,021
International Equity	192,763,559	77,877,072	(503,589)	77,373,483
Macro 100	46,379,989	2,689,359	(992,916)	1,696,443
Mid Corp America	143,242,592	68,897,923	(440,295)	68,457,628
New Economy	105,056,523	28,510,792	(1,920,588)	26,590,204
Rotating Markets	37,336,471	11,252,251	--	11,252,251
Situs Small Cap	95,037,662	31,439,784	(3,030,348)	28,409,436
Fixed Income	189,097,138	2,491,974	(1,707,476)	784,498
Intermediate Government Income	112,183,188	432,369	(1,679,523)	(1,247,154)
Michigan Tax-Free	21,619,272	333,779	(37,929)	295,850
Mortgage Securities	85,909,492	4,014,967	(1,204,130)	2,810,837
Ohio Tax-Free	42,774,234	472,787	(111,141)	361,646
Short/Intermediate Fixed Income	96,419,447	108,528	(1,218,377)	(1,109,849)

* The difference between the book-basis and tax-basis cost of securities is attributable primarily to tax deferral of losses on wash sales.

As of December 31, 2006, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains, if any to the extent provided by the Treasury regulations:

Fund	Amount	Expires

Florida Tax-Free Money	$ 231	2011
Florida Tax-Free Money	1,529	2012
Florida Tax-Free Money	5,818	2013
Florida Tax-Free Money	4,861	2014
Money Market	490,061	2011
Money Market	3,032	2012
Money Market	7,224	2013
Money Market	921	2014
Ohio Municipal Money Market	$ 12,756	2012
Ohio Municipal Money Market	25,291	2013
Ohio Municipal Money Market	7,739	2014
Intermediate Government	382,474	2014
Michigan Tax Free	170,059	2014
Ohio Tax Free	6,525	2014
Short/Intermediate Fixed Income	1,451,394	2009
Short/Intermediate Fixed Income	612,397	2013
Short/Intermediate Fixed Income	1,409,364	2014

The tax character of distributions paid during the fiscal year ended December 31, 2006, was as follows:

	Distributions Paid From*					Total Distributions Paid
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital

Florida Tax-Free Money	$ --	$ --	$ --	$ 842,641	$ --	$ 842,641
Money Market	32,528,492	--	32,528,492	--	--	32,528,492
Ohio Municipal Money Market	--	--	--	4,252,664	--	4,252,664
U.S. Treasury Money Market	25,334,123	--	25,334,123	--	--	25,334,123
Dividend Capture	8,962,340	1,669,303	10,631,643	--	--	10,631,643
Growth	473,533	32,903,093	33,376,626	--	--	33,376,626
Income Equity	3,919,922	18,593,748	22,513,670	--	19,136	22,532,806
International Equity	2,843,815	17,103,183	19,946,998	--	--	19,946,998
Macro 100	506,471	449,995	956,466	--	--	956,466
Mid Corp America	46,261	2,887,146	2,933,407	--	--	2,933,407
New Economy	--	8,569,753	8,569,753	--	--	8,569,753
Rotating Markets	435,927	715,399	1,151,326	--	--	1,151,326
Situs Small Cap	439,071	5,348,984	5,788,055	--	--	5,788,055
Fixed Income	6,747,565	--	6,747,565	--	--	6,747,565
Intermediate Government Income	4,182,820	13,140	4,195,960	--	--	4,195,960
Michigan Tax-Free	562	--	562	618,715	--	619,277
Mortgage Securities	3,177,669	546,494	3,724,163	--	--	3,724,163
Ohio Tax-Free	3,758	--	3,758	1,349,824	--	1,353,582
Short/Intermediate Fixed Income	3,451,465	--	3,451,465	--	--	3,451,465

The tax character of distributions paid during the fiscal year ended December 31, 2005, was as follows:

	Distributions Paid From*				Total Distributions Paid
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions

Florida Tax-Free Money	$ --	$ --	$ --	$ 373,395	$ 373,395
Money Market	15,882,666	--	15,882,666	--	15,882,666
Ohio Municipal Money Market	--	--	--	2,434,367	2,434,367
U.S. Treasury Money Market	12,559,037	--	12,559,037	--	12,559,037
Dividend Capture	7,857,631	3,672,779	11,530,410	--	11,530,410
Growth	153,427	14,135,597	14,289,024	--	14,289,024
Income Equity	4,209,764	15,324,038	19,533,802	--	19,533,802
International Equity	1,192,977	5,491,043	6,684,020	--	6,684,020
Macro 100	469,260	588,114	1,057,374	--	1,057,374
Mid Corp America	91,134	--	91,134	--	91,134
New Economy	--	1,001,873	1,001,873	--	1,001,873
Rotating Markets	158,038	--	158,038	--	158,038
Situs Small Cap	60,688	2,582,876	2,643,564	--	2,643,564
Fixed Income	6,058,689	483,664	6,542,353	--	6,542,353
Intermediate Government Income	3,772,673	13,698	3,786,371	--	3,786,371
Michigan Tax-Free	208	110,884	111,092	692,194	803,286
Mortgage Securities	2,714,233	79,455	2,793,688	--	2,793,688
Ohio Tax-Free	714	544,846	545,560	1,409,895	1,955,455
Short/Intermediate Fixed Income	3,796,850	--	3,796,850	--	3,796,850

* The tax character of distributions paid may differ from the character of distributions shown on the statement of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)

Florida Tax-Free Money	$ 2	$ --	$ --	$ 2	$ --	$ (12,439)	$ --	$ (12,437)
Money Market	--	--	--	--	--	(501,238)	--	(501,238)
Ohio Municipal Money Market	--	--	--	--	--	(47,253)	--	(47,253)
U.S. Treasury Money Market	--	--	--	--	(3,321)	(6,424)	--	(9,745)
Dividend Capture	--	1,342,638	482,042	1,824,680	--	--	9,877,824	11,702,504
Growth	--	94,545	5,035,871	5,130,416	--	--	99,306,642	104,437,058
Income Equity	--	--	--	--	--	--	58,347,845	58,347,845
International Equity	--	247,868	6,704,205	6,952,073	--	--	77,365,685	84,317,758
Macro 100	--	1,496,077	981,437	2,477,514	--	--	1,696,443	4,173,957
Mid Corp America	--	3,695	1,370,822	1,374,517	--	--	68,457,628	69,832,145
New Economy	--	--	403,041	403,041	--	--	26,590,204	26,993,245
Rotating Markets	--	66,190	--	66,190	--	--	11,252,251	11,318,441
Situs Small Cap	--	--	1,576,685	1,576,685	--	--	28,409,550	29,986,235
Fixed Income	--	33,316	--	33,316	--	(76,105)	784,498	741,709
Intermediate Government Income	--	--	--	--	(9,081)	(382,474)	(1,247,154)	(1,638,709)
Michigan Tax-Free	13,509	--	--	13,509	--	(170,059)	295,850	139,300
Mortgage Securities	--	77,075	--	77,075	--	(34,386)	2,810,838	2,853,527
Ohio Tax-Free	1	--	--	1	--	(6,525)	361,646	355,122
Short/Intermediate Fixed Income	--	1	--	1	(1,059)	(3,548,752)	(1,109,849)	(4,659,659)

* The differences between the book-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended December 31, 2006, the Funds deferred to January 3, 2007 post-October capital losses, post-October currency losses and post-October passive foreign investment company losses as follows:

Fund	Capital Losses

Ohio Municipal Money Market	$ 1,467
U.S. Treasury Money Market	6,424
Fixed Income	76,105
Mortgage Securities	34,386
Short/Intermediate Fixed Income	75,597

E. Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses specific to a class are charged to that class. Except for the daily dividend Funds, expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. For the daily dividend Funds, expenses not directly attributable to a Fund are allocated pursuant to the “settled shares method.” Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

F. When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

G. Foreign Exchange Contracts

International Equity, Rotating Markets and Situs Small Cap may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. International Equity, Rotating Markets and Situs Small Cap may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchase contracts are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency translations are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2006, International Equity, Rotating Markets and Situs Small Cap had no outstanding foreign currency commitments.

H. Foreign Currency Translation

Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. International Equity and Situs Small Cap do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

I. Written Options Contracts

Certain Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses.

The following is a summary of Dividend Capture’s written option activity for the year ended December 31, 2006:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2005	90	$ 21,079
Options written	927	145,074
Options expired	(200)	(18,700)
Options closed	(357)	(62,597)
Options exercised	(290)	(66,777)
Outstanding at 12/31/2006	170	$ 18,079

At December 31, 2006, Dividend Capture had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)

American Capital Strategies	Call	February 2007	45	170	$34,425	$ (16,346)
NET UNREALIZED DEPRECIATION ON WRITTEN OPTION CONTRACTS						$ (16,346)

The following is a summary of Income Equity’s written option activity for the year ended December 31, 2006:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2005	16,618	$ 3,376,100
Options written	51,269	10,683,902
Options expired	(5,286)	(330,918)
Options closed	(54,996)	(11,564,426)
Options exercised	(319)	(58,131)
Outstanding at 12/31/2006	7,286	$ 2,106,527

At December 31, 2006, Income Equity had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)

Apache Corp.	Call	January 2008	75	428	$ 216,140	$ (41,949)
ChevronTexaco Corp.	Call	January 2008	70	843	754,485	(453,543)
ConocoPhillips	Call	January 2008	70	853	806,085	(493,044)
Cummins, Inc.	Call	January 2008	150	270	129,600	157,549
Ingersoll Rand.	Call	January 2008	50	560	53,200	57,033
Lincoln National	Call	January 2008	80	947	82,863	4,476
Merck & Co., Inc.	Call	January 2008	50	676	92,950	48,384
Merck & Co., Inc.	Call	April 2007	47.5	676	40,560	21,292
Molson Coors Brewing Co.	Call	January 2008	90	165	34,650	(7,325)
Occidental Petroleum Corp.	Call	January 2008	55	937	379,485	(63,726)
Pitney Bowes Inc.	Call	January 2008	55	483	26,565	16,963
Transocean Inc.	Call	January 2008	90	448	421,120	(177,286)

NET UNREALIZED DEPRECIATION ON WRITTEN OPTION CONTRACTS						$ (931,176)

J. Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act, or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the funds. Information on the investment of cash collateral as shown in the table that follows. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds retain all or a portion of the interest received on investment of collateral or receive a fee from the borrower. Collateral is marked to market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time, and therefore, are not considered to be illiquid investments. For the fiscal year ended December 31, 2006, PFPC Trust Co. (“PFPC”) served as the sub-custodian for the security lending program. PFPC retained a portion of the earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans. In addition, The Huntington National Bank (Huntington) receives a monthly fee from PFPC to offset certain transaction costs it incurs as custodian.

As of December 31, 2006, the following Funds had securities with the following market values on loan:

Fund	Market Value of Loaned Securities	Market Value of Collateral*

Dividend Capture	$ 17,419,890	$ 18,050,587
Growth	53,216,177	54,948,696
Income Equity	46,011,181	48,154,068
Mid Corp America	45,903,364	47,379,390
New Economy	20,197,397	21,065,829
Situs Small Cap	17,978,302	18,765,220
Fixed Income Securities	13,805,951	14,080,092
Intermediate Government Income	1,323,169	1,349,264
Mortgage Securities	662,765	674,638

* Includes securities and cash collateral

As of December 31, 2006, cash collateral invested was as follows:

Fund	Commercial Paper	Corporate Obligations	Money Market Fund	Time Deposits	Other Short-Term Securities	Total

Dividend Capture	$ 2,650,213	$ 1,457,278	$ 10,704,541	$ 906,752	$ 2,331,803	$ 18,050,587
Growth	8,707,696	1,637,735	40,994,036	2,605,516	1,003,713	54,948,696
Income Equity	3,610,727	2,116,279	40,117,831	2,309,231	--	48,154,068
Mid Corp America	3,764,257	--	41,068,892	2,055,716	490,525	47,379,390
New Economy	222,481	926,079	18,556,995	1,005,647	354,627	21,065,829
Situs Small Cap	--	--	17,847,470	917,750	--	18,765,220
Fixed Income Securities	--	--	13,625,452	454,640	--	14,080,092
Intermediate Government Income	--	--	1,349,010	254	--	1,349,264
Mortgage Securities	--	--	641,644	32,994	--	674,638

K. Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Trust’s Pricing Committee.

L. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimated.

M. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

N. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (with no par value). Transactions in capital stock were as follows:

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Trust Shares				Trust Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Florida Tax-Free Money
Year Ended December 31, 2005	$ 35,883,549	$ --	$ (32,739,602)	$ 3,143,947	35,883,549	--	(32,739,602)	3,143,947
Year Ended December 31, 2006	54,272,927	--	(51,296,857)	2,976,070	54,272,927	--	(51,296,857)	2,976,070
Money Market
Year Ended December 31, 2005	1,219,805,446	47,757	(1,122,829,336)	97,023,867	1,219,805,446	47,757	(1,122,829,269)	97,023,934
Year Ended December 31, 2006	1,336,306,384	70,941	(1,373,341,920)	(36,964,595)	1,336,306,384	70,941	(1,373,341,920)	(36,964,595)
Ohio Municipal Money Market
Year Ended December 31, 2005	204,415,265	5,324	(191,502,567)	12,918,022	204,415,265	5,324	(191,502,567)	12,918,022
Year Ended December 31, 2006	225,362,718	6,107	(214,958,103)	10,410,722	225,362,717	6,107	(214,958,103)	10,410,721
U.S. Treasury Money Market
Year Ended December 31, 2005	1,867,166,968	598,229	(1,770,857,640)	96,907,557	1,867,166,968	598,229	(1,770,857,640)	96,907,557
Year Ended December 31, 2006	2,470,525,327	--	(2,433,857,972)	36,667,355	2,470,525,329	--	(2,433,857,972)	36,667,357

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment A Shares				Investment A Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Florida Tax-Free Money
Year Ended December 31, 2005	$ 29,780,021	$ 12,866	$ (25,155,221)	$ 4,637,666	29,780,021	12,866	(25,155,221)	4,637,666
Year Ended December 31, 2006	18,214,125	9,899	(15,932,937)	2,291,087	18,214,438	9,899	(15,932,937)	2,291,400
Money Market
Year Ended December 31, 2005	506,410,572	2,480,672	(506,693,776)	2,197,468	506,410,572	2,480,672	(506,694,281)	2,196,963
Year Ended December 31, 2006	875,466,126	4,484,180	(693,205,267)	186,745,039	875,466,127	4,484,180	(693,205,267)	186,745,022
Ohio Municipal Money Market
Year Ended December 31, 2005	228,778,328	199,511	(237,609,949)	(8,632,110)	228,778,328	199,511	(237,609,949)	(8,632,110)
Year Ended December 31, 2006	300,720,811	212,544	(288,862,775)	12,070,580	300,720,812	212,543	(288,862,775)	12,070,580
U.S. Treasury Money Market
Year Ended December 31, 2005	257,607,811	535,049	(223,517,759)	34,625,101	257,607,811	535,049	(223,517,759)	34,625,101
Year Ended December 31, 2006	115,757,663	2,149,999	(135,505,281)	(17,597,619)	115,757,662	2,149,999	(135,505,281)	(17,597,620)

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment B Shares				Investment B Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Money Market
Year Ended December 31, 2005	$ 28,584	$ 1,458	$ (26,330)	$ 3,712	28,584	1,458	(26,330)	3,712
Year Ended December 31, 2006	72,208	2,416	(9)	74,615	72,208	2,416	(9)	74,615
	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Interfund Shares				Interfund Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Money Market
Year Ended December 31, 2005	$ 281,341,939	$ --	$ (276,079,593)	$ 5,262,346	281,341,939	--	(276,079,587)	5,262,352
Year Ended December 31, 2006	249,312,617	--	(243,775,159)	5,537,458	249,312,616	--	(243,775,159)	5,537,457

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Trust Shares				Trust Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Dividend Capture
Year Ended December 31, 2005	$ 42,348,753	$ 4,525,754	$ (28,421,288)	$ 18,453,219	3,744,633	405,695	(2,519,883)	1,630,445
Year Ended December 31, 2006	19,074,925	4,696,612	(11,017,057)	12,754,480	1,674,307	406,928	(970,751)	1,110,484
Growth
Year Ended December 31, 2005	24,907,262	5,777,774	(37,671,260)	(6,986,224)	611,333	142,702	(920,383)	(166,348)
Year Ended December 31, 2006	21,502,207	14,568,355	(36,227,129)	(156,567)	549,754	385,961	(913,333)	22,382
Income Equity
Year Ended December 31, 2005	20,321,434	7,412,036	(27,312,431)	421,039	619,584	233,025	(827,851)	24,758
Year Ended December 31, 2006	15,140,041	9,383,335	(32,275,011)	(7,751,635)	474,076	299,491	(1,002,778)	(229,211)
International Equity
Year Ended December 31, 2005	52,460,009	2,623,900	(17,225,568)	37,858,341	4,736,672	221,902	(1,569,058)	3,389,516
Year Ended December 31, 2006	54,721,766	7,580,979	(22,336,375)	39,966,370	4,162,908	546,381	(1,692,640)	3,016,649
Macro 100
Year Ended December 31, 2005	9,548,434	590,757	(3,718,743)	6,420,448	895,878	51,281	(342,642)	604,517
Year Ended December 31, 2006	20,283,939	504,966	(4,518,325)	16,270,580	1,727,097	42,290	(382,322)	1,387,065
Mid Corp America
Year Ended December 31, 2005	20,386,245	32,575	(26,000,899)	(5,582,079)	1,431,714	2,098	(1,809,108)	(375,296)
Year Ended December 31, 2006	13,196,944	1,020,518	(19,784,334)	(5,566,872)	831,159	61,412	(1,242,185)	(349,614)
New Economy
Year Ended December 31, 2005	20,692,997	571,754	(8,334,469)	12,930,282	1,406,576	35,513	(560,428)	881,661
Year Ended December 31, 2006	25,270,353	4,711,772	(12,353,028)	17,629,097	1,542,955	291,092	(752,522)	1,081,525
Rotating Markets
Year Ended December 31, 2005	5,138,597	82,893	(2,009,601)	3,211,889	492,019	7,233	(190,175)	309,077
Year Ended December 31, 2006	12,219,672	652,196	(2,629,141)	10,242,727	989,557	48,742	(209,750)	828,549
Situs Small Cap
Year Ended December 31, 2005	24,049,640	1,411,900	(10,979,990)	14,481,550	1,311,314	73,420	(605,196)	779,538
Year Ended December 31, 2006	23,630,553	2,768,672	(21,077,005)	5,322,220	1,182,494	137,211	(1,058,913)	260,792

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment A Shares				Investment A Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Dividend Capture
Year Ended December 31, 2005	$ 3,892,383	$ 773,532	$ (1,674,621)	$ 2,991,294	343,779	69,369	(148,080)	265,068
Year Ended December 31, 2006	1,935,780	708,045	(2,021,813)	622,012	168,128	61,372	(178,344)	51,156
Growth
Year Ended December 31, 2005	1,343,168	559,787	(2,170,007)	(267,052)	33,246	13,981	(53,607)	(6,380)
Year Ended December 31, 2006	611,966	1,241,931	(2,701,388)	(847,491)	15,570	33,436	(69,496)	(20,490)
Income Equity
Year Ended December 31, 2005	2,267,485	508,176	(1,445,043)	1,330,618	68,817	15,990	(43,596)	41,211
Year Ended December 31, 2006	1,301,261	629,601	(1,993,421)	(62,559)	40,865	20,100	(61,844)	(879)
International Equity
Year Ended December 31, 2005	1,934,405	77,638	(519,363)	1,492,680	175,915	6,597	(48,700)	133,812
Year Ended December 31, 2006	4,209,435	391,925	(1,142,135)	3,459,225	319,476	28,433	(87,261)	260,648
Macro 100
Year Ended December 31, 2005	1,371,038	71,411	(181,956)	1,260,493	126,434	6,226	(16,769)	115,891
Year Ended December 31, 2006	1,780,837	60,981	(904,771)	937,047	153,718	5,142	(78,759)	80,101
Mid Corp America
Year Ended December 31, 2005	1,841,806	--	(804,056)	1,037,750	129,273	--	(56,334)	72,939
Year Ended December 31, 2006	1,061,203	77,094	(1,061,353)	76,944	67,429	4,709	(68,216)	3,922
New Economy
Year Ended December 31, 2005	4,709,698	59,180	(623,311)	4,145,567	316,446	3,715	(42,341)	277,820
Year Ended December 31, 2006	3,680,844	650,597	(1,472,282)	2,859,159	225,196	40,750	(90,382)	175,564
Rotating Markets
Year Ended December 31, 2005	484,845	5,482	(370,308)	120,019	46,672	481	(35,062)	12,091
Year Ended December 31, 2006	1,757,893	73,867	(684,849)	1,146,911	142,098	5,562	(56,194)	91,466
Situs Small Cap
Year Ended December 31, 2005	3,696,123	141,455	(388,281)	3,449,297	202,742	7,399	(20,878)	189,263
Year Ended December 31, 2006	8,149,102	601,331	(2,265,395)	6,485,038	406,002	30,113	(115,267)	320,848

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment B Shares				Investment B Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Dividend Capture
Year Ended December 31, 2005	$ 2,593,681	$ 1,441,446	$ (1,720,311)	$ 2,314,816	228,815	129,474	(152,860)	205,429
Year Ended December 31, 2006	691,598	1,217,679	(2,104,505)	(195,228)	60,550	105,735	(187,138)	(20,853)
Growth
Year Ended December 31, 2005	756,259	338,455	(1,060,958)	33,756	19,395	8,746	(26,934)	1,207
Year Ended December 31, 2006	308,338	796,994	(1,163,293)	(57,961)	8,180	22,338	(31,156)	(638)
Income Equity
Year Ended December 31, 2005	1,265,734	688,739	(1,251,528)	702,945	38,543	21,785	(38,046)	22,282
Year Ended December 31, 2006	476,920	809,182	(1,545,028)	(258,926)	15,021	25,981	(48,235)	(7,233)
International Equity
Year Ended December 31, 2005	490,236	33,508	(85,353)	438,391	46,268	2,911	(7,606)	41,573
Year Ended December 31, 2006	919,489	145,102	(137,640)	926,951	70,387	10,771	(10,583)	70,575
Macro 100
Year Ended December 31, 2005	764,083	55,545	(145,002)	674,626	72,190	4,868	(13,397)	63,661
Year Ended December 31, 2006	621,916	39,466	(160,357)	501,025	52,903	3,365	(13,812)	42,456
Mid Corp America
Year Ended December 31, 2005	1,082,819	--	(903,352)	179,467	78,686	--	(63,978)	14,708
Year Ended December 31, 2006	629,783	148,717	(1,070,245)	(291,745)	41,127	9,342	(70,141)	(19,672)
New Economy
Year Ended December 31, 2005	1,014,911	39,046	(316,779)	737,178	71,716	2,514	(22,027)	52,203
Year Ended December 31, 2006	925,818	330,112	(406,824)	849,106	58,570	21,353	(25,898)	54,025
Situs Small Cap
Year Ended December 31, 2005	925,265	80,087	(253,748)	751,604	53,295	4,269	(14,020)	43,544
Year Ended December 31, 2006	1,191,977	199,032	(421,509)	969,500	61,419	10,193	(21,764)	49,848

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Trust Shares				Trust Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Fixed Income Securities
Year Ended December 31, 2005	$ 32,338,082	$ 2,936,816	$ (26,031,942)	$ 9,242,956	1,539,036	139,469	(1,236,968)	441,537
Year Ended December 31, 2006	30,202,057	2,762,217	(28,361,470)	4,602,804	1,477,584	134,729	(1,384,465)	227,848
Intermediate Government Income
Year Ended December 31, 2005	33,440,752	1,566,795	(15,792,144)	19,215,403	3,211,207	150,787	(1,516,969)	1,845,025
Year Ended December 31, 2006	15,806,272	1,693,135	(16,017,072)	1,482,335	1,551,836	166,341	(1,573,376)	144,801
Michigan Tax-Free
Year Ended December 31, 2005	6,369,691	38,725	(8,336,430)	(1,928,014)	595,997	3,640	(785,637)	(186,000)
Year Ended December 31, 2006	1,187,339	23,362	(5,950,125)	(4,739,424)	112,696	2,220	(567,109)	(452,193)
Mortgage Securities
Year Ended December 31, 2005	30,305,022	1,224,685	(13,194,412)	18,335,295	3,384,034	137,197	(1,472,756)	2,048,475
Year Ended December 31, 2006	7,886,759	1,798,132	(7,010,023)	2,674,868	886,057	201,299	(785,114)	302,242
Ohio Tax-Free
Year Ended December 31, 2005	4,898,590	105,542	(10,626,524)	(5,622,392)	229,534	4,991	(500,129)	(265,604)
Year Ended December 31, 2006	6,378,380	69,149	(11,556,594)	(5,109,065)	306,154	3,327	(555,415)	(245,934)
Short/Intermediate Fixed Income
Year Ended December 31, 2005	24,455,987	1,442,056	(54,040,321)	(28,142,278)	1,264,219	74,610	(2,798,738)	(1,459,909)
Year Ended December 31, 2006	5,750,143	1,281,382	(31,176,682)	(24,145,157)	300,731	66,869	(1,625,082)	(1,257,482)

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment A Shares				Investment A Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Fixed Income Securities
Year Ended December 31, 2005	$ 417,282	$ 66,792	$ (1,058,227)	$ (574,153)	19,855	3,171	(50,289)	(27,263)
Year Ended December 31, 2006	417,427	56,133	(465,954)	7,606	20,328	2,740	(22,826)	242
Intermediate Government Income
Year Ended December 31, 2005	713,171	64,566	(1,158,533)	(380,796)	68,497	6,212	(111,595)	(36,886)
Year Ended December 31, 2006	51,279	67,183	(2,215,967)	(2,097,505)	5,627	6,023	(216,344)	(204,694)
Michigan Tax-Free
Year Ended December 31, 2005	108,068	117,535	(1,401,902)	(1,176,299)	10,127	11,039	(131,245)	(110,079)
Year Ended December 31, 2006	224,103	88,904	(977,397)	(664,390)	21,147	8,452	(93,347)	(63,748)
Mortgage Securities
Year Ended December 31, 2005	649,574	45,024	(100,161)	594,437	71,995	5,022	(11,143)	65,874
Year Ended December 31, 2006	324,779	59,124	(552,588)	(168,685)	36,323	6,586	(61,700)	(18,791)
Ohio Tax-Free
Year Ended December 31, 2005	94,840	69,825	(1,496,471)	(1,331,806)	4,443	3,302	(70,279)	(62,534)
Year Ended December 31, 2006	59,400	40,062	(1,627,346)	(1,527,884)	2,868	1,927	(78,044)	(73,249)
Short/Intermediate Fixed Income
Year Ended December 31, 2005	179,822	30,301	(1,158,896)	(948,773)	9,310	1,567	(59,793)	(48,916)
Year Ended December 31, 2006	99,721	22,214	(2,960,239)	(2,838,304)	5,200	1,159	(154,740)	(148,381)

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment B Shares				Investment B Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Fixed Income Securities
Year Ended December 31, 2005	$ 481,454	$ 91,637	$ (478,180)	$ 94,911	22,866	4,358	(22,796)	4,428
Year Ended December 31, 2006	221,143	74,644	(550,212)	(254,425)	10,865	3,645	(26,921)	(12,411)
Intermediate Government Income
Year Ended December 31, 2005	116,962	14,495	(105,776)	25,681	11,223	1,394	(10,207)	2,410
Year Ended December 31, 2006	96,203	13,533	(172,963)	(63,227)	9,421	1,329	(17,108)	(6,358)
Michigan Tax-Free
Year Ended December 31, 2005	15,650	14,171	(191,118)	(161,297)	1,458	1,331	(17,951)	(15,162)
Year Ended December 31, 2006	46,139	10,589	(205,199)	(148,471)	4,362	1,007	(19,440)	(14,071)
Mortgage Securities
Year Ended December 31, 2005	315,682	18,274	(105,953)	228,003	35,259	2,047	(11,879)	25,427
Year Ended December 31, 2006	73,260	23,209	(133,243)	(36,774)	8,188	2,595	(15,002)	(4,219)
Ohio Tax-Free
Year Ended December 31, 2005	39,916	47,103	(246,358)	(159,339)	1,893	2,108	(11,475)	(7,474)
Year Ended December 31, 2006	52,757	27,015	(262,536)	(182,764)	2,561	1,421	(12,814)	(8,832)

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Huntington Asset Advisors, Inc., a subsidiary of Huntington, serves as the Funds’ investment adviser. The Advisor receives for its services an annual investment advisory fee based on a percentage of each Fund’s average daily net assets as listed below.

Tiered	Annual Rate

U.S. Treasury Money Market	0.20%
Dividend Capture	0.75%
Growth	0.60%
Income Equity	0.60%
International Equity	1.00%
Macro 100	0.75%
Mid Corp America	0.75%
New Economy	0.85%
Rotating Markets	0.50%
Situs Small Cap	0.75%
Fixed Income	0.50%
Intermediate Government Income	0.50%
Michigan Tax-Free	0.50%
Mortgage Securities	0.50%
Ohio Tax-Free	0.50%
Short/Intermediate Fixed Income	0.50%

For Money Market, Ohio Municipal Money Market and Florida Tax-Free Money, the Advisor receives, for its services, an annual investment advisory fee based on a percentage of each Fund’s average daily net assets on a tiered basis, as listed below.

Tiered	Annual Rate

Up to $500 million	0.30%
On the next $500 million	0.25%
In excess of $1 billion	0.20%

Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Sub-Investment Advisory Fee--Laffer Investments, Inc. is the sub-investment adviser (the “Sub-Advisor”) of Macro 100 (the “Fund”). The Advisor pays the Sub-Advisor a fee for its services, computed daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund. Neither the Trust nor the Fund is liable for payment of this sub-advisory fee.

Administrative and Financial Administration Fees-- Huntington is the Administrator to the Trust and Federated Services Company (“FServ”) is the Sub-Administrator. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, FServ provides the Funds with certain administrative personnel and generally assists with the provision of administrative services necessary to operate the Funds.

Huntington provides administrative services at the following annual rate:

Maximum Administrative Fee	Average Daily Net Assets of the Funds

0.135 of 1%	On the first $4 billion
0.125 of 1%	On the next $3 billion
0.115 of 1%	On assets in excess of $7 billion

There is no minimum annual fee per fund or class of Shares.

FServ receives a fee from Huntington, not the Funds, for providing sub-administrative services at the following annual rate:

Maximum Sub-Administrative Fee	Average Daily Net Assets of the Funds

0.05%	On the first $3 billion
0.04%	On the next $2 billion
0.03%	On assets in excess of $5 billion

There is a minimum annual fee per Fund of $50,000.

Huntington also serves as financial administrator, providing portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to BISYS Fund Services Ohio, Inc. (“BISYS”). BISYS (the “Sub Financial Administrator”) is paid directly by Huntington, not the Funds, for these services. The fees paid for administrative, sub-administrative, financial administrative and sub-financial administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances. FServ and Edgewood Services, Inc. (“Edgewood”), the Trust’s distributor, are wholly-owned subsidiaries of Federated Investors, Inc.

Distribution and Shareholder Services Fees--The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate Edgewood, the Funds’ distributor, for distribution services in connection with Investment A Shares and Investment B Shares not to exceed 0.25% and 0.75% of the daily net assets of each Fund’s Investment A Shares and Investment B Shares, respectively. Investment A Shares and Trust Shares are also subject to either a shareholder servicing administrative fee of 0.25% of each class’ average daily net assets to be paid to Huntington or a shareholder services fee not to exceed 0.25% of the daily net assets of such shares to be paid to Edgewood or financial institutions. Investment B Shares are subject to a shareholder services fee not to exceed 0.25% of the daily net assets of such shares. Trust Shares are not subject to Rule 12b-1 fees. For the year ended December 31, 2006, Huntington and its affiliates received $8,501,323 in shareholder service fees. For the year ended December 31, 2006, Edgewood received commissions of $898,991 earned on sales of Investment A Shares and from redemption of Investment A and Investment B Shares, of which $898,139 was re-allowed to affiliated broker-dealers of the Funds.

Transfer and Dividend Disbursing Agent Fees and Expenses--Unified Fund Services, Inc. (“Unified”), a subsidiary of Huntington, is transfer and dividend disbursing agent for the Funds. For its services, Unified receives a yearly fixed amount per shareholder account, subject to a yearly minimum fee of $6,000 for each Fund. Unified is also entitled to receive additional amounts that may be activity or time based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees--Huntington serves as each of the Funds’ custodian, except International Equity and Situs Small Cap Fund’s foreign assets. State Street Bank and Trust Company serves as custodian for International Equity. The Bank of New York serves as sub-custodian of Situs Small Cap’s foreign assets. Huntington, State Street Bank and Trust Company, and Bank of New York receive fees based on the level of a Fund’s average daily net assets for the period, plus out-of-pocket expenses.

PFPC serves as sub-custodian for the securities lending program and retains a portion of the earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

Compliance Services--The Trust contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays Huntington $130,000 annually.

General--Certain of the officers of the Trust are Officers, Directors and/or Trustees of the above companies.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are managed by the Advisor. [Income distributions earned from investments in these funds are recorded as income in the accompanying financial statements.] A summary of each Fund’s investment in such affiliated money market funds (Huntington Money Market Fund) is set forth below:

		Share Activity
Fund	12/31/05 Balance	Purchases	Sales	12/31/06 Balance	Income	12/31/06 Value

Dividend Capture	$ 838,936	$ 39,118,512	$ (34,694,968)	$ 5,262,480	$ 103,254	$ 5,262,480
Growth	582,799	51,299,277	(46,155,831)	5,726,245	178,026	5,726,245
Income Equity	1,001,202	48,898,123	(48,016,787)	1,882,538	65,587	1,882,538
Macro 100	358,733	20,401,086	(19,293,448)	1,466,371	51,045	1,466,371
Mid Corp America	10,176,977	22,355,875	(30,848,226)	1,684,626	210,102	1,684,626
New Economy	2,803,783	35,925,251	(34,266,136)	4,462,898	178,168	4,462,898
Rotating Markets	1,016,310	15,536,291	(14,668,369)	1,884,232	87,510	1,884,232
Situs Small Cap	2,662,374	27,750,885	(28,246,834)	2,166,425	131,686	2,166,425
Fixed Income	3,274,403	45,582,580	(45,385,940)	3,471,043	102,458	3,471,043
Intermediate Government Income	1,979,218	42,373,538	(43,313,463)	1,039,293	67,992	1,039,293
Mortgage Securities	1,044,740	36,125,898	(36,168,140)	1,002,498	73,230	1,002,498
Short/Intermediate Fixed Income	1,181,794	39,817,622	(40,911,688)	87,728	68,449	87,728

(5) Rotating Markets Structure

Rotating Markets (“Fund”), in accordance with its prospectus, seeks to achieve its investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Fund incurred expenses of both the Fund and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(6) Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities (and in-kind contributions), for the year ended December 31, 2006, were as follows:

Fund	Purchases	Sales

Dividend Capture	$ 128,047,056	$ 125,571,724
Growth	73,484,363	117,342,328
Income Equity	88,673,881	124,059,389
International Equity	88,598,092	57,919,297
Macro 100	102,327,451	86,649,022
Mid Corp America	8,804,457	9,757,187
New Economy	62,245,069	49,471,663
Rotating Markets	22,710,897	12,915,761
Situs Small Cap	26,128,241	18,195,850
Fixed Income	23,024,263	36,638,304
Michigan Tax-Free	5,298,998	10,481,954
Mortgage Securities	4,209,128	1,190,699
Ohio Tax-Free	8,398,268	14,708,330
Short/Intermediate Fixed Income	16,979,945	41,263,936

Purchases and sales of long-term U.S. Government securities for the year ended December 31, 2006, were as follows:

Fund	Purchases	Sales

Fixed Income	$72,381,738	$57,438,340
Intermediate Government Income	34,430,884	34,658,005
Mortgage Securities	19,884,736	23,844,099
Short/Intermediate Fixed Income	21,963,045	22,107,860

(7) Concentration of Credit Risk (unaudited)

Since each of Florida Tax-Free Money, Michigan Tax-Free, Ohio Municipal Money Market, and Ohio Tax-Free invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2006, the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies, as indicated below. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency is indicated below.

Fund	% of Portfolio Guaranteed/ Insured	% of Portfolio Backed by Largest Guarantor/ Insurer

Florida Tax-Free Money	84.96%	10.32%
Michigan Tax-Free	57.74%	18.17%
Ohio Municipal Money Market	77.01%	10.95%
Ohio Tax-Free	63.20%	20.10%

(8) Other Tax Information (unaudited)

For the year ended December 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

For the year ended December 31, 2006, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income

Dividend Capture	44.70%
Growth	100.00%
Income Equity	100.00%
International Equity	100.00%
Macro 100	21.19%
Mid Corp America	100.00%
Rotating Markets	100.00%
Situs Small Cap	100.00%

For the taxable year ended December 31, 2006, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Deduction Received

Dividend Capture	53.52%
Growth	100.00%
Income Equity	100.00%
Macro 100	25.26%
Mid Corp America	100.00%
Situs Small Cap	79.21%

The Funds designate the following amounts as long term capital gain distributions.

Fund	Amount

Dividend Capture	1,669,303
Growth	32,903,093
Income Equity	18,593,748
International Equity	17,103,183
Macro 100	449,995
Mid Corp America	2,887,146
New Economy	8,569,753
Rotating Markets	715,399
Situs Small Cap	5,348,984
Intermediate Government Income	13,140
Mortgage Securities	546,494

The International Equity Fund may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense as of December 31, 2006 are as follows:

	Foreign Source Income	Foreign Tax Expense

International Equity Fund	1,858,105	295,008

Report of Independent Public Accounting Firm

To the Board of Trustees and Shareholders of The Huntington Funds

We have audited the accompanying statements of assets and liabilities of the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Dividend Capture Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington International Equity Fund, Huntington Macro 100 Fund, Huntington Mid Corp America Fund, Huntington New Economy Fund, Huntington Rotating Markets Fund, Huntington Situs Small Cap Fund, Huntington Fixed Income Securities Fund, Huntington Intermediate Government Income Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, and Huntington Short-Intermediate Fixed Income Securities Fund (nineteen of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the two years in the period ended December 31, 2003, were audited by another registered public accounting firm whose report dated February 18, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above of The Huntington Funds at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Columbus, Ohio
February 12, 2007

The following tables give information about Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is c/o the Huntington Funds, 5800 Corporate Drive, Pittsburgh, PA. Unless otherwise noted, each officer is elected annually. The Huntington Funds consist of 29 portfolios. Each Trustee serves as Trustee for all portfolios of the Huntington Funds. The Funds’ Statement of Additional Information includes additional information about the Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

Board of Trustees and Trust Officers (Unaudited)

Independent Trustees’ Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, and Previous Position(s)

David S. Schoedinger* Age: 64 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: May 1990

Principal Occupation: Since 1965, Chairman of the Board, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc.

Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians).

Other Directorships Held: None.

John M. Shary** Age: 76 TRUSTEE Began serving: April 1992

Principal Occupations: Retired.

Previous Positions: Member, Business Advisory Board, HIE-HEALTHCARE.COM (formerly Hublink, Inc.)
(1993-1997) (database integration software); Member, Business Advisory Board, Mind Leaders, Inc. (formerly DPEC - Data Processing Education Corp.) (1993-1996) (data processing education); Member, Business Advisory Board, Miratel Corporation (1993-1995) (research and development firm for CADCAM); Chief Financial Officer of OCLC Online Computer Library Center, Inc. (1978-1993); Member, Board of Directors, Applied Information Technology Research Center (1987-1990); Member, Board of Directors, AIT (1987-1990) (technology).

Other Directorships Held: None.

William R. Wise** Age: 75 TRUSTEE Began serving: April 1991

Principal Occupations: Retired.

Previous Positions: Corporate Director of Financial Services and Treasurer, Children's Hospital, Columbus, Ohio; Associate Executive Director and Treasurer, Children’s Hospital, Columbus, Ohio (1985-1989).

Other Directorships Held: None.

Tadd C. Seitz Age: 65 TRUSTEE Began serving: July 2006

Principal Occupation: Retired.

Previous Positions: Chairman and Chief Executive Officer, the Scotts Company (June 1983 - March 1995); Interim Chief Executive Officer (February 1996 - July 1996).

Other Directorships Held: None.

Mark D. Shary Age: 47 TRUSTEE Began serving: July 2006

Principal Occupations: Chief Executive Officer and President, BestTransport.com, Inc. (2003 to present).

Previous Position: President, Bostech Corporation (2000 - 2002).

Other Directorships Held: None.

William H. Zimmer III Age: 53 TRUSTEE Began serving: December 2006

Principal Occupation: Assistant Treasurer, Dana Corporation (September 2006 to Present) (manufacturing).

Previous Positions: Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to January 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: None.

* David S. Schoedinger became Chairman of the Funds on April 30, 2003.
** Messrs. John M. Shary and William R. Wise are scheduled to retire from the Board of Trustees on April 26, 2007.

Interested Trustees’ Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, and Previous Position(s)

Thomas J. Westerfield† Age: 51 TRUSTEE Began serving: January 2001	Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm). Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: None.

† Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

Officers

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, and Previous Position(s)

B. Randolph Bateman Age: 51 41 South High Street Columbus, OH PRESIDENT Began serving: September 2005

Principal Occupation: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Charles L. Davis, Jr. Age: 46 1001 Liberty Avenue Pittsburgh, PA CHIEF EXECUTIVE OFFICER Began serving: April 2003

Principal Occupation: Senior Vice President, Federated Securities Corp. (2007 to present); Director of Mutual Fund Services, Federated Services Company (2003 to present); Director of Sales Administration, Federated Securities Corp. (2006 to present); President, Edgewood Services, Inc. (2004 to present); President, Southpointe Distribution Services, Inc. (2005 to present).

Previous Positions: Managing Director, Edgewood Services, Inc. (2000 to 2003); Director of Business Development, Federated Services Company (1998 to 1999); Business Manager, Mutual Fund Services, Federated Services Company (1993 to 1998); Director of Investor Relations, MNC Financial, Inc. (1991 to 1993).

David R. Carson Age: 48 3805 Edwards Road Suite 3805 Cincinnati, OH CHIEF COMPLIANCE OFFICER and ANTI-MONEY LAUNDERING OFFICER Began serving: September 2005

Principal Occupation: Chief Compliance Officer, Trust (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of The Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Group Marketing Manager, The Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

George M. Polatas Age: 44 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT Began serving: July 2003	Principal Occupation: Assistant Vice President, Federated Services Company (January 1997 to present).

Christopher E. Sabato Age: 38 3435 Stelzer Road Columbus, OH TREASURER Began serving: May 2005	Principal Occupation: Vice President-Financial Services, BISYS Fund Services Ohio, Inc. (February 1993 to present).

Victor R. Siclari Age: 45 1001 Liberty Avenue Pittsburgh, PA SECRETARY Began serving: August 2002	Principal Occupation: Partner, Reed Smith LLP (law firm) (October 2002 to present). Previous Positions: Sr. Corporate Counsel and Vice President, Federated Services Company (prior to October 2002).

Investment Contract Review Disclosure

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR THE HUNTINGTON FUNDS (the “Funds”)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory and subadvisory agreements. At meetings held on August 2 and 3, 2006, the Board, including a majority of the Independent Trustees, approved the investment advisory agreements (the “Advisory Agreements”) between the Advisor and the Funds and an investment subadvisory agreement (the “Subadvisory Agreement”) between the Advisor and the Subadvisor with respect to the Macro 100 Fund. Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds. Pursuant to the Subadvisory Agreement between the Advisor and the Subadvisor, the Subadvisor provides the day to day investment management for the Macro 100 Fund.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements and the Subadvisory Agreement, the Board, including a majority of the Independent Trustees, considered many factors, among the most material of which were: (1) the nature of the services provided to the Funds by the Advisor and Subadvisor in relation to the advisory and subadvisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor or Subadvisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory and Subadvisory Fees--In considering the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board reviewed information relating to the Advisor’s and Subadvisor’s operations and personnel. Among other things, the Advisor and Subadvisor each provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff (on a Fund-by-Fund basis), and financial information. The Trustees also took into account the financial condition of the Advisor and Subadvisor with respect to their ability to provide the services required under the Advisory and Subadvisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor and Subadvisor, in relation to the Advisory and Subadvisory fees, were acceptable.

Individual Performance of the Funds--The Board reviewed the Funds’ performance record and the Advisor’s and Subadvisor’s management styles and long-term performance records with the Funds in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Costs and the Profits Realized through Providing the Funds with Advisory Services--In considering the reasonableness of the advisory and subadvisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds.

Economies of Scale in Providing Services to the Funds and Whether these Economies Are Shared with the Funds--The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board considered the fees under the Advisory and Subadvisory Agreements and possible economies of scale that may be realized as the assets of the Funds grow. The Board also noted that if the Funds’ assets increase over time, the Advisor and Subadvisor may realize economies of scale. The Board concluded that none of the Funds was currently large enough to have realized economies of scale, however, the Board noted that the Florida Tax-Free Money Fund, Money Market Fund and Ohio Municipal Money Market Fund had advisory fee breakpoints in place, and if the Funds’ total assets were to increase over time, economies of scale would be passed on to the Funds. In addition, the Board also noted that the administrative fee charged to all of the Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds--With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board also received information concerning fees charged by the Advisor and Subadvisor to other accounts. With respect to the Advisor, the Board did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations--The Board also requests and receives substantial and detailed information about the Funds, the Advisor and Subadvisor on a regular basis. The Advisor and Subadvisor provide much of this information at each regular meeting of the Board, and furnish additional reports in connection with the Board’s formal review of the Advisory and Subadvisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory and Subadvisory Agreements is informed by reports covering such matters as the Advisor’s investment philosophy, personnel, and processes; operating strategies; each Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance; the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor, its affiliates and the Subadvisor; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s and the Subadvisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and/or the Advisor and Subadvisor are responding to them. In the course of their deliberations regarding the Advisory and Subadvisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory and Subadvisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory and Subadvisory Agreements reflects its determination that the Advisor’s and the Subadvisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ performance was acceptable and that the Funds’ advisory and total fees were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates and the Subadvisor.

Huntington Dividend Capture Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark and peer group for the five-year period and underperformed its benchmark and peer group for the three- and one-year periods. The Board also noted that the Fund’s combined advisory fee and administrative fee and total expenses were in line with the medians for its peer group.

Huntington Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and peer group for the one-, three- and five-year periods. The Board also noted that the Fund’s combined advisory fee and administrative fee was in line with the medians for its peer group and total expenses were above the medians.

Huntington Florida Tax-Free Money Fund

Among other data considered, the Board noted that the Fund underperformed its peer group for the one-, three-and five-year periods. The Board also noted that the Fund’s combined advisory fee and administrative fee and its total expenses were above the medians for its peer group.

Huntington Growth Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and peer group for the one-, three- and five-year periods. The Board also noted that the Fund’s combined advisory fee and administrative fee was below the medians for its peer group and total expenses were above the medians. In addition, the Board took into account management’s discussion of its efforts to improve the Fund’s performance.

Huntington Income Equity Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and peer group for the one-, three- and five-year periods. The Board also noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the medians for its peer group. In addition, the Board took into account management’s discussion of its efforts to improve the Fund’s performance.

Huntington Intermediate Government Income Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and peer group for the one- and three-year periods and performed at the median for the five-year period. The Board also noted that the Fund’s combined advisory fee and administrative fee were in line with the medians for its peer group and total expenses were above the medians.

Huntington International Equity Fund

Among other data considered, the Board noted that the Fund outperformed its peer group for the one-, three- and five-year periods. The Board also noted that the Fund’s combined advisory fee and administrative fee were in line with the medians for its peer group and total expenses were above the medians.

Huntington Macro 100 Fund

Among other data considered, the Board noted that the Fund outperformed its peer group for the one-year period. The Board also noted that the Fund’s combined advisory fee and administrative fee was below the medians for its peer group and total expenses were above the medians.

Huntington Michigan Tax-Free Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and peer group for the one-, three- and five-year periods. The Board also noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the medians for its peer group.

Huntington Mid Corp America Fund

Among other data considered, the Board noted that the Fund underperformed its peer group for the one- and three-year periods and outperformed its peer group for the five-year period. The Board also noted that the Fund’s combined advisory fee and administrative fee and total expenses were slightly above the medians for its peer group.

Huntington Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-, three-and five-year periods. The Board also noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the medians for its peer group.

Huntington Mortgage Securities Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark and peer group for the one-, three-, and five-year periods. The Board also noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the medians for its peer group.

Huntington New Economy Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark and peer group for the one-, three- and five-year periods. The Board also noted that the Fund’s combined advisory fee and administrative fee was in line with the medians for its peer group and total expenses were above the medians.

Huntington Ohio Municipal Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its peer group for the one-, three- and five-year periods. The Board also noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the medians for its peer group.

Huntington Ohio Tax-Free Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and peer group for the one-, three- and five-year periods. The Board also noted that the Fund’s combined advisory fee and administrative fee and total expenses were below the medians for its peer group.

Huntington Rotating Markets Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark and peer group for the one-, three- and five-year periods. The Board also noted that the Fund’s combined advisory fee and administrative fee was lower than the median for its peer group and total fees were above the medians.

Huntington Short/Intermediate Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund outperformed its peer group for the one-year period and underperformed its peer group for the three- and five-year periods. The Board also noted that the Fund’s combined advisory fee and administrative fee and total expenses were below the medians for its peer group.

Huntington Situs Small Cap Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark and peer group for the one- and three-year periods. The Board also noted that the Fund’s combined advisory fee and administrative fee was in line with the medians for its peer group and total expenses were above the medians.

Huntington U.S. Treasury Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its peer group for the one-, three- and five-year periods. The Board also noted that the Fund’s combined advisory fee and administrative fee and total expenses were above the medians for its peer group.

Supplemental Information (Unaudited)

Shareholder Expense Example

Fund Expenses--As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses--The “actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes--The “hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios for each class of shares, and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period(2)	Annualized Expense Ratio
Florida Tax-Free Money
Trust	Actual	$1,000.00	$1,013.20	$4.67	0.92%
	Hypothetical(1)	$1,000.00	$1,020.36	$4.70	0.92%
Investment A	Actual	$1,000.00	$1,011.90	$5.93	1.17%
	Hypothetical(1)	$1,000.00	$1,019.10	$5.97	1.17%
Money Market
Trust	Actual	$1,000.00	$1,022.50	$4.18	0.82%
	Hypothetical(1)	$1,000.00	$1,020.87	$4.19	0.82%
Investment A	Actual	$1,000.00	$1,021.20	$5.45	1.07%
	Hypothetical(1)	$1,000.00	$1,019.61	$5.46	1.07%
Investment B	Actual	$1,000.00	$1,018.60	$8.04	1.58%
	Hypothetical(1)	$1,000.00	$1,017.04	$8.06	1.58%
Interfund	Actual	$1,000.00	$1,023.80	$2.91	0.57%
	Hypothetical(1)	$1,000.00	$1,022.13	$2.91	0.57%
Ohio Municipal Money Market
Trust	Actual	$1,000.00	$1,013.70	$4.37	0.86%
	Hypothetical(1)	$1,000.00	$1,020.66	$4.39	0.86%
Investment A	Actual	$1,000.00	$1,012.50	$5.58	1.10%
	Hypothetical(1)	$1,000.00	$1,019.45	$5.61	1.10%
U.S Treasury Money Market
Trust	Actual	$1,000.00	$1,022.00	$3.77	0.74%
	Hypothetical(1)	$1,000.00	$1,021.27	$3.78	0.74%
Investment A	Actual	$1,000.00	$1,020.70	$5.04	0.99%
	Hypothetical(1)	$1,000.00	$1,020.01	$5.05	0.99%
Dividend Capture
Trust	Actual	$1,000.00	$1,114.20	$7.03	1.32%
	Hypothetical(1)	$1,000.00	$1,018.35	$6.74	1.32%
Investment A	Actual	$1,000.00	$1,112.80	$8.36	1.57%
	Hypothetical(1)	$1,000.00	$1,017.09	$8.01	1.57%
Investment B	Actual	$1,000.00	$1,110.30	$11.01	2.07%
	Hypothetical(1)	$1,000.00	$1,014.56	$10.57	2.07%
Growth
Trust	Actual	$1,000.00	$1,089.10	$6.11	1.16%
	Hypothetical(1)	$1,000.00	$1,019.15	$5.92	1.16%
Investment A	Actual	$1,000.00	$1,087.80	$7.42	1.41%
	Hypothetical(1)	$1,000.00	$1,017.89	$7.20	1.41%
Investment B	Actual	$1,000.00	$1,084.80	$10.04	1.91%
	Hypothetical(1)	$1,000.00	$1,015.37	$9.75	1.91%
Income Equity
Trust	Actual	$1,000.00	$1,086.80	$6.10	1.16%
	Hypothetical(1)	$1,000.00	$1,019.15	$5.92	1.16%
Investment A	Actual	$1,000.00	$1,085.10	$7.41	1.41%
	Hypothetical(1)	$1,000.00	$1,017.89	$7.20	1.41%
Investment B	Actual	$1,000.00	$1,082.50	$10.03	1.91%
	Hypothetical(1)	$1,000.00	$1,015.37	$9.75	1.91%
International Equity
Trust	Actual	$1,000.00	$1,142.80	$8.59	1.59%
	Hypothetical(1)	$1,000.00	$1,016.98	$8.12	1.59%
Investment A	Actual	$1,000.00	$1,140.90	$9.98	1.85%
	Hypothetical(1)	$1,000.00	$1,015.67	$9.44	1.85%
Investment B	Actual	$1,000.00	$1,138.00	$12.66	2.35%
	Hypothetical(1)	$1,000.00	$1,013.15	$11.99	2.35%
Macro 100
Trust	Actual	$1,000.00	$1,052.00	$7.29	1.41%
	Hypothetical(1)	$1,000.00	$1,017.89	$7.20	1.41%
Investment A	Actual	$1,000.00	$1,050.60	$8.58	1.66%
	Hypothetical(1)	$1,000.00	$1,016.63	$8.47	1.66%
Investment B	Actual	$1,000.00	$1,048.30	$11.15	2.16%
	Hypothetical(1)	$1,000.00	$1,014.11	$11.02	2.16%
Mid Corp America
Trust	Actual	$1,000.00	$1,076.70	$6.91	1.32%
	Hypothetical(1)	$1,000.00	$1,018.35	$6.74	1.32%
Investment A	Actual	$1,000.00	$1,074.80	$8.21	1.57%
	Hypothetical(1)	$1,000.00	$1,017.09	$8.01	1.57%
Investment B	Actual	$1,000.00	$1,072.80	$10.81	2.07%
	Hypothetical(1)	$1,000.00	$1,014.57	$10.57	2.07%
New Economy
Trust	Actual	$1,000.00	$1,049.40	$7.44	1.44%
	Hypothetical(1)	$1,000.00	$1,017.74	$7.35	1.44%
Investment A	Actual	$1,000.00	$1,048.10	$8.72	1.69%
	Hypothetical(1)	$1,000.00	$1,016.48	$8.63	1.69%
Investment B	Actual	$1,000.00	$1,045.00	$11.29	2.19%
	Hypothetical(1)	$1,000.00	$1,013.96	$11.18	2.19%
Rotating Markets
Trust	Actual	$1,000.00	$1,119.10	$6.20	1.16%
	Hypothetical(1)	$1,000.00	$1,019.15	$5.92	1.16%
Investment A	Actual	$1,000.00	$1,118.00	$7.53	1.41%
	Hypothetical(1)	$1,000.00	$1,017.89	$7.20	1.41%
Situs Small Cap
Trust	Actual	$1,000.00	$1,055.70	$7.41	1.43%
	Hypothetical(1)	$1,000.00	$1,017.79	$7.30	1.43%
Investment A	Actual	$1,000.00	$1,054.70	$8.70	1.68%
	Hypothetical(1)	$1,000.00	$1,016.53	$8.57	1.68%
Investment B	Actual	$1,000.00	$1,052.20	$11.28	2.18%
	Hypothetical(1)	$1,000.00	$1,014.01	$11.13	2.18%
Fixed Income
Trust	Actual	$1,000.00	$1,050.80	$5.53	1.07%
	Hypothetical(1)	$1,000.00	$1,019.61	$5.46	1.07%
Investment A	Actual	$1,000.00	$1,049.40	$6.82	1.32%
	Hypothetical(1)	$1,000.00	$1,018.35	$6.74	1.32%
Investment B	Actual	$1,000.00	$1,046.90	$9.39	1.82%
	Hypothetical(1)	$1,000.00	$1,015.83	$9.29	1.82%
Intermediate Government Income
Trust	Actual	$1,000.00	$1,041.80	$5.61	1.09%
	Hypothetical(1)	$1,000.00	$1,019.51	$5.56	1.09%
Investment A	Actual	$1,000.00	$1,040.50	$6.89	1.34%
	Hypothetical(1)	$1,000.00	$1,018.24	$6.84	1.34%
Investment B	Actual	$1,000.00	$1,039.00	$9.46	1.84%
	Hypothetical(1)	$1,000.00	$1,015.72	$9.39	1.84%
Michigan Tax-Free
Trust	Actual	$1,000.00	$1,030.40	$6.65	1.30%
	Hypothetical(1)	$1,000.00	$1,018.45	$6.64	1.30%
Investment A	Actual	$1,000.00	$1,029.10	$7.93	1.55%
	Hypothetical(1)	$1,000.00	$1,017.19	$7.91	1.55%
Investment B	Actual	$1,000.00	$1,027.60	$10.53	2.06%
	Hypothetical(1)	$1,000.00	$1,014.62	$10.51	2.06%
Mortgage Securities
Trust	Actual	$1,000.00	$1,052.70	$5.69	1.10%
	Hypothetical(1)	$1,000.00	$1,019.45	$5.61	1.10%
Investment A	Actual	$1,000.00	$1,051.00	$6.98	1.35%
	Hypothetical(1)	$1,000.00	$1,018.19	$6.89	1.35%
Investment B	Actual	$1,000.00	$1,048.50	$9.55	1.85%
	Hypothetical(1)	$1,000.00	$1,015.67	$9.44	1.85%
Ohio Tax-Free
Trust	Actual	$1,000.00	$1,029.40	$6.04	1.18%
	Hypothetical(1)	$1,000.00	$1,019.05	$6.02	1.18%
Investment A	Actual	$1,000.00	$1,027.60	$7.31	1.43%
	Hypothetical(1)	$1,000.00	$1,017.79	$7.30	1.43%
Investment B	Actual	$1,000.00	$1,025.00	$9.85	1.93%
	Hypothetical(1)	$1,000.00	$1,015.27	$9.85	1.93%
Short/Intermediate Fixed Income
Trust	Actual	$1,000.00	$1,029.40	$5.47	1.07%
	Hypothetical(1)	$1,000.00	$1,019.61	$5.46	1.07%
Investment A	Actual	$1,000.00	$1,028.70	$6.75	1.32%
	Hypothetical(1)	$1,000.00	$1,018.35	$6.74	1.32%

(1) Hypothetical assumes 5% annual return before expenses.

(2) Expenses are equal to the Funds’ annualized expense ratios for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The “Financial Highlights” tables in the Funds’ financial statements, included in this report, also show the gross expense ratios.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonfunds.com by selecting “Form N-Q”.

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. is the Administrator and Financial Administrator of the Huntington Funds and is the custodian of certain Funds. State Street Bank and Trust Company is also a custodian to one of the Funds and The Bank of New York is sub-custodian to one of the Funds. Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, serves as Investment Advisor to the Funds. Federated Services Company and Edgewood Services, Inc., the Sub-Administrator and Distributor of the Huntington Funds, respectively, are not affiliated with The Huntington National Bank.

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

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Huntington Funds Shareholder Services: 1-800-253-0412

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27057 (2/07)

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Annual
Shareholder
Report

Equity Funds

Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA New Economy Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Small Cap Fund

Income Funds

Huntington VA Mortgage Securities Fund

DECEMBER 31, 2006

Huntington

VA Dividend Capture Fund

Management’s Discussion of Fund Performance
Co-Portfolio Managers: Kirk Mentzer, MBA,
Director of Research
Senior Vice President
B. Randolph Bateman, CFA, Chief Investment Officer
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2006
1 Year	16.59%
3 Year	11.17%
5 Year	10.75%
Start of Performance (10/15/01)	10.81%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Dividend Capture Fund from October 15, 2001 (inception) to December 31, 2006, compared to the S&P 500 and DCIB.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/06, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2006, the Huntington VA Dividend Capture Fund produced a total return of 16.59%. This compared to the total return of 15.79% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1 and 18.76% for the Dividend Capture Indices Blend (DCIB).2 The Fund is managed using our top-down style and portfolio construction techniques aimed at producing a high level of stable income and low volatility. Here are the highlights from each of the Fund’s asset classes:

Preferred Stocks--The Fund held core, stable holdings from high quality issuers and upgraded the quality and call protection of its holdings during the reporting period. This asset class trailed both common stocks and Real Estate Investment Trusts (REITs)3 during the reporting period ended December 31, 2006. The Fund’s exposure to preferred stocks negatively impacted its relative performance. As measured by the Merrill Lynch Fixed Rate Preferred Index,4 preferred stocks produced a total return of 8.10% for the year ended December 31, 2006.

Common Stocks--Lower interest rates and declining commodity prices provided the fuel to launch a rebound rally in U.S. stocks during the later half of 2006. Sector performance favored telecom, energy, and materials. The market showed a strong preference for value-style investing in 2006. As such, the Fund’s holdings of value stocks helped the Fund maintain competitive returns versus broad market gains.

Real Estate Investment Trusts (REITs)--Real estate investors enjoyed yet another year of double-digit growth due to investor preference for physical assets. As measured by the Standard & Poor’s REIT Index,5 REITs produced a total return of 35.46% for 2006. The Fund’s total return was positively impacted by the strong results in REITs.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

The composition of the Fund’s holdings is subject to change.

1 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

2 The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500/Citigroup Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. The S&P 500/Citigroup Value Index is comprised of approximately half the market capitalization of the S&P 500 that has been identified as being on the value end of the growth-value spectrum. Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

3 Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

4 The Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

5 The S&P REIT Index comprises the most actively traded REITs and is designed to measure real estate equity performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington

VA Growth Fund

Management’s Discussion of Fund Performance
Co-Portfolio Managers: James J. Gibboney, CFA, MBA
Senior Vice President
Martina Cheung, CFA, MBA
Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2006
1 Year	7.76%
3 Year	4.67%
5 Year	1.10%
Start of Performance (5/01/01)	(0.46)%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Growth Fund from May 1, 2001 (inception) to December 31, 2006, compared to the S&P 500 CGI, the RUS1G and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/06, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 CGI, the RUS1G and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2006, the Huntington VA Growth Fund produced a total return of 7.76%. This compared to a total return of 11.01% for the Standard & Poor’s 500/Citigroup Growth Index (S&P 500 CGI),1 the Fund’s benchmark, and a total return of 9.07% for the Russell 1000 Growth Index (RUS1G)2 for the reporting period.

The Fund was positively impacted by the general rise in stock values, particularly after the market bottomed in the middle of July. Index returns were again disparate. Growth stocks underperformed the broad market and the value segment of the stock market outperformed the growth segment. The S&P 500/Citigroup Value Index3 returned 20.80%, while the Standard & Poor’s 500 Index (S&P 500)4 rose 15.79% for the fiscal year ended December 31, 2006.

In general, large capitalization stocks performed better than they did in 2005. The Fund’s large capitalization bias was a positive attribute to investment performance in 2006. The Fund was managed with diversification as a goal, owning many different sectors and industry groups.5 The Fund held 80 securities at year-end.

The health care and information technology sectors represented almost 50% of the market value of the Fund at the beginning of 2006. These two sectors generally underperformed during the fiscal year, which contributed negatively to Fund performance. The Fund’s sector weighting in energy and materials contributed positively to performance in 2006. The Fund’s holdings in Hewlett Packard Co., Sysco Corp. and Schlumberger Ltd. positively impacted performance, while its holdings in UnitedHealth Group Inc. and Advance Micro Devices Inc. were negative attributes to performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

The composition of the Fund’s holdings is subject to change.

1 The S&P 500 CGI is comprised of approximately half the market capitalization of the S&P 500 that has been identified as being on the growth end of the growth-value spectrum. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index. Standard & Poor’s replaced the S&P 500/Barra Growth Index (which was discontinued) with the S&P 500/CGI, in 2006.

2 The RUS1G measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The RUS1G is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. The index is unmanaged, and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 The S&P 500/Citigroup Value Index is comprised of approximately half the market capitalization of the S&P 500 that has been identified as being on the value end of the growth-value spectrum. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

4 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index

5 Diversification does not assure a profit nor protect against loss.

Huntington

VA Income Equity Fund

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Craig J. Hardy, CFA
Christopher G. Cwiklinski, CFA
Vice Presidents
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2006
1 Year	12.59%
3 Year	9.64%
5 Year	7.04%
Start of Performance (10/21/99)	5.91%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Income Equity Fund from October 21, 1999 (inception) to December 31, 2006, compared to the S&P 500 CVI and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/06, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and S&P 500 CVI have been adjusted to reflect reinvestment of all dividends on securities in the indices.

For the fiscal year ended December 31, 2006, Huntington VA Income Equity Fund produced a total return of 12.59%. This compared to a total return of 20.80% for the Standard & Poor’s 500/Citigroup Value Index (S&P 500 CVI),1 the Fund’s benchmark, and 15.79% for the Standard & Poor’s 500 Index (S&P 500).2

During 2006, the Fund was positioned relatively conservatively, with an emphasis on stocks with above-average dividend yields, reasonable dividend growth prospects and a value orientation. Also, the Fund concentrated its investments in stocks with higher financial quality, as measured by the Standard & Poor’s Earnings & Dividend Ranking.3 This combination of characteristics tended to produce total returns that were lower than the return of the S&P 500 CVI. This is the primary reason why the Fund underperformed its benchmark during 2006, a period of fairly robust stock market returns.

The sectors that contributed most positively to the performance of the Fund in 2006 were the health care sector, led by pharmaceutical companies; the energy sector, led by the integrated oil and gas stocks; and the consumer discretionary sector, led by publishing and broadcasting companies. The sectors that negatively impacted the Fund in 2006 were the telecommunications sector, with weakness in wireless telecom stocks; the information technology sector, led by the large semiconductor producers; and the industrial sector, led by various industrial machinery companies and conglomerates.

The stocks that contributed most positively to the performance of the Fund during the reporting period were Merck & Co., driven by P/E multiple expansion; Chevron Corp., Occidental Petroleum Corp. and ConocoPhillips, due to higher profits from crude oil refining and marketing; and J.P. Morgan Chase & Co., which benefited from a strong earnings recovery. The stocks that most negatively impacted Fund performance in 2006 were Boston Scientific Corp., which suffered a sudden drop in earnings; Intel Corp. and Texas Instruments, which experienced a difficult market for semiconductors; Dow Chemical, which also struggled with earnings during the year; and Masco Corp., which was unable to expand profit margins despite a strong housing market early in the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

The composition of the Fund’s holdings is subject to change.

1 The S&P 500 CVI is comprised of approximately half the market capitalization of the S&P 500 that has been identified as being on the value end of the growth-value spectrum. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index. Standard & Poor’s replaced the S&P 500/Barra Value Index (which was discontinued) with the S&P 500/CVI, in 2006.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor’s earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings. The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks.

Huntington

VA International Equity Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Madelynn M. Matlock, CFA
Director of International Investments
Senior Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2006
1 Year	25.76%
Start of Performance (5/03/04)	19.64%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA International Equity Fund from May 3, 2004 (inception) to December 31, 2006, compared to the MSCI EAFE.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/06, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2006, the Huntington VA International Equity Fund produced a total return of 25.76%. This compared to the total return of 26.34% for the Morgan Stanley Capital International Europe, Far East and Australasia Index (MSCI EAFE).1 The Fund’s return, compared to the MSCI EAFE, was influenced by three main factors: its regional allocation to Europe, Asia and the Americas, its exposure to various economic sectors and the individual stocks in the portfolio.

The regional allocation of the Fund during the period favored Asian markets, including Japan, Singapore, Australia, Taiwan and India. This regional balance helped Fund performance versus the MSCI EAFE, as Pacific markets, in general, rose more than European markets and the overall index. Globally, the worst performing market was Japan, which grew by 6.20% for the year. The Fund’s portfolio had nearly a full weighting in the Japanese market as compared to the MSCI EAFE, but the individual holdings outperformed the index, which reduced the negative impact. European markets, on the other hand, lagged the overall MSCI EAFE, so the Fund’s underweight relative to the MSCI EAFE was beneficial.

The Fund’s performance was helped by its overweighting relative to the MSCI EAFE in the industrial, materials, and consumer staples sectors over most of the year, as they did relatively well at various parts of the year. The Fund’s holdings in energy stocks were decreased in the second half of the year, which was beneficial as those shares lagged behind as oil prices softened. Financial stocks were underweighted relative to the MSCI EAFE in the portfolio, and they slightly outperformed the overall MSCI EAFE, which was a small negative to the Fund’s performance relative to its benchmark. Health care and technology stocks were the most notable laggard sectors in the overall MSCI EAFE. The Fund had a higher exposure to both groups relative to the MSCI EAFE, which was a drag to overall performance.

The U.S. dollar slipped by about 8.00% versus the euro during 2006, but gained about 5.70% versus the yen. The net effect was a 5.70% boost to the MSCI EAFE return. The Fund’s stocks denominated in yen all benefited from the dollar’s slide, although the actual earnings effects on most of the companies in the portfolio was much more muted.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

The composition of the Fund’s holdings is subject to change.

1 The MSCI EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Huntington

VA Macro 100 Fund

Management’s Discussion of Fund Performance
Investment Advisor: Huntington Asset Advisors, Inc.
Portfolio Sub-Advisor: Laffer Investments, Inc.

Average Annual Total Return for the Period Ended 12/31/2006
1 Year	7.26%
Start of Performance (5/03/04)	8.91%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Macro 100 Fund from May 3, 2004 (inception) to December 31, 2006, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/06, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2006, the Huntington VA Macro 100 Fund produced a total return of 7.26%. This compared to the total return of 15.79% for the Standard & Poor’s 500 Index (S&P 500).1

The Fund’s underperformance versus the S&P 500 was mainly attributable to a significant underweight in the energy sector and a large overweight in the information technology sector for the year. The overall environment in 2006 was volatile. The U.S. experienced continued increasing oil and commodity prices, which created short-run financial and economic shocks. The big leader for the first quarter was the information technology sector which reversed direction significantly in July. The month of July was the most difficult month from a performance standpoint and is responsible for most of the year’s underperformance. Our proprietary models and processes led the portfolio to behave more like a large capitalization growth portfolio this year. As such, the returns for the fiscal year were far more indicative of an average large-cap growth manager. This was not a great year for large cap growth stocks overall.

The positioning of the factors used to select the securities for the Fund remained relatively consistent throughout most of the year. Overall, the portfolio was positioned for a stable but weakened U.S. dollar, a healthy and growing U.S. economy, a moderate continuation of rising short-term interest rates and improving overall state fiscal situations. The Fund modified its positions during the course of the year primarily through a shift from equal-weighted positions to capitalization-weighted positions. This led to significant allocations to financials and technology stocks at the end of the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

The composition of the Fund’s holdings is subject to change.

1 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington

VA Mid Corp America Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Christopher M. Rowane, CFA, MBA
Senior Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2006
1 Year	7.24%
3 Year	12.20%
5 Year	9.76%
Start of Performance (10/15/01)	11.66%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mid Corp America Fund from October 15, 2001 (inception) to December 31, 2006, compared to the S&P 400, the RMCI, and the LMCC.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/06, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400, RMCI and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

For the fiscal year ended December 31, 2006, the Huntington VA Mid Corp America Fund produced a total return of 7.24% compared to the Standard & Poor’s Mid Cap 400 Index (S&P 400)1 total return of 10.32%, the Russell Midcap Index (RMCI)2 total return of 15.26%, and the Lipper Mid Cap Core Average (LMCC)3 total return of 12.22%.

The Fund maintained a disciplined approach of selecting high quality holdings and continued utilizing the sector strategy of Huntington Asset Advisors, Inc., which focused on economic impact within equity markets. This sector weighting strategy contributed modestly to the Fund’s performance, but shifts in industry performance due to short-term market changes hampered returns versus the Fund’s benchmark. This was especially evident in the technology sector, where software and semiconductor industries caused a drag on performance. The correction that occurred in the healthcare and consumer discretionary sectors had a significantly negative impact on Fund returns as well. On the positive side, stock selection in the materials, industrials, consumer staples and utilities sectors combined with an underweighting in the consumer discretionary sector aided Fund performance. The Fund focused on the long-term sector and stock selection attributes that have aided the Fund’s performance over volatile cycles. The Fund maintained a higher number of holdings than some of its peers to provide greater diversification.4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

The composition of the Fund’s holdings is subject to change.

1 The S&P 400 is a capitalization weighted index of common stocks representing all major industries in the mid-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

2 The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into category indicated. They do not reflect sales charges.

4 Diversification does not assure a profit nor protect against loss.

Huntington

VA New Economy Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Bernard A. Shinkel, Ph.D.
Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2006
1 Year	10.28%
3 Year	14.04%
5 Year	10.99%
Start of Performance (10/15/01)	12.37%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA New Economy Fund from October 15, 2001 (inception) to December 31, 2006, compared to the RUS3G and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/06, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the RUS3G indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2006, the Huntington VA New Economy Fund produced a total return of 10.28%, slightly outperforming the Fund’s benchmark, the Russell 3000 Growth Index (RUS3G),1 which had a return of 8.54% for the same reporting period. The Fund underperformed the broader stock market index, the Standard & Poor’s 500 Index (S&P 500),2 which had a return of 15.79% for the year.

The Fund’s outperformance versus its benchmark was achieved by maintaining a highly diversified portfolio, with 150 holdings at year-end, and focusing primarily on the mid- and small-cap segments of the market.3,4 The Fund’s unique approach to growth investing, and its resulting sector emphasis on the high growth segments of the economy - information technology, healthcare, and consumer discretionary - further enhanced Fund performance. As always, the mandate of the Fund allowed us to invest in the leading creators and implementers of science and technology when and where the stock market appeared to dictate that it would reward such investments.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

The composition of the Fund’s holdings is subject to change.

1 The RUS3G measures the performance of those Russell Midcap Companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 Small company stocks may be less liquid and subject to greater volatility than large capitalization stocks.

4 Diversification does not assure a profit nor protect against loss.

Huntington

VA Rotating Markets Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Paul Koscik, JD
Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2006
1 Year	19.61%
3 Year	13.56%
5 Year	9.10%
Start of Performance (10/15/01)	9.64%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Rotating Markets Fund from October 15, 2001 (inception) to December 31, 2006, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/06, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2006, the Huntington VA Rotating Markets Fund produced a total return of 19.61%. This compared to the total return of 15.79% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1 for the reporting period. The Fund outperformed its benchmark in 2006 primarily due to the Fund’s significant exposure to equity markets outside the United States. Also contributing to its out performance was the Fund’s U.S. strategy of reducing exposure to small cap and mid cap stocks in favor of large cap stocks.

Throughout 2006, the Fund was invested in the global segment of the stock market with an emphasis on the United States, Europe and emerging markets.2 Attractive valuations in Europe coupled with growing economies, rising interest rates, and strengthening currencies helped the MSCI Europe Index3 and the MSCI Europe, Far East and Australasian Index (MSCI EAFE)4 return 33.10% and 26.34%, respectively in 2006. Similarly, attractive valuations and very strong economic growth resulted in a total return of 29.40% for the MSCI Emerging Markets Index in 2006.5

The Fund shifted its emphasis in the United States from a mid cap and small cap bias to one favoring the large cap segment of the stock market. This helped performance as the Standard & Poor’s Mid Cap 400 Index6 and the Standard & Poor’s Small Cap 600 Index7 returned only 10.32% and 15.12%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

The composition of the Fund’s holdings is subject to change.

1 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is umanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

3 The MSCI Europe Index is an unmanaged, market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 16 countries in the European region. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

4 The MSCI EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

5 The MSCI Emerging Markets Index is an unmanaged market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

6 The Standard & Poor’s Mid Cap 400 Index is an unmanaged capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

7 The Standard & Poor’s Small Cap 600 Index is an unmanaged capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington

VA Situs Small Cap Fund

Management’s Discussion of Fund Performance
Portfolio Manager: B. Randolph Bateman, CFA
Chief Investment Officer
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2006
1 Year	4.84%
Start of Performance (5/03/04)	15.58%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Situs Small Cap Fund from May 3, 2004 (inception) to December 31, 2006, compared to the S&P 600 and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/06, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and the S&P 500 indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended, December 31, 2006, the Huntington Situs Small Cap Fund produced a total return of 4.84%, underperforming the Fund’s benchmark, the Standard & Poor’s Small Cap 600 Index (S&P 600), which has a total return of 15.12% for the same reporting period.1 The Fund had also underperformed the broader stock market index, the Standard & Poor’s 500 Index (S&P 500),2 which had a total return of 15.79% for the year.

The timing of cash flows and the Fund’s sector weightings were primarily responsible for the Fund’s underperformance for the reporting period. The Fund enjoyed significant asset growth in 2006 as a result of the diversification that the Fund provides to most investors, and its past performance record. Unfortunately, as is the case with most investments, timing of the cash flow is critical, and the timing of these flows into the Fund occurred during market peaks. As a result, throughout the year portfolio holdings were purchased during periods when the stocks were at high prices. Secondarily, there were significant swings in the relative performance of sectors within the Fund. For example, the Fund maintained an overweight position in the energy sector during the entire fiscal year. Due to the price swings of oil during the year, the emphasis primarily hurt Fund performance relative to its benchmark. At the end of the fiscal year, oil prices declined as a result of warmer than expected weather and excess supply.

The Fund continued its strategy of significant diversification throughout the year.3 Fund management believed that merger and acquisition activity would continue to exert a major emphasis on the small cap environment creating an opportunity to own stocks whose companies were acquired by larger entities. Consequently, the Fund expanded the number of holdings in anticipation of increasing potential targets. In fact, nine of the Fund’s holdings experienced takeovers which occurred or were announced during 2006.

The Fund focused on those companies whose securities would be positively impacted by a geographical advantage over their competition such as favorable tax treatment (including tax incentives), opportunities afforded due to the proximity to a region that is experiencing significant immigration, or even meteorological events.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

The composition of the Fund’s holdings is subject to change.

1 The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The Index is unmanaged, and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 Diversification does not assure a profit nor protect against loss.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Huntington

VA Mortgage Securities Fund

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
William G. Doughty, MBA, Vice President
Gustave J. Seasongood, Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2006
1 Year	5.89%
Start of Performance (5/03/04)	4.88%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mortgage Securities Fund from May 3, 2004 (inception) to December 31, 2006, compared to the LBMBSI.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/06, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

For the fiscal year ended December 31, 2006, the Huntington VA Mortgage Securities Fund produced a total return of 5.89%. This compared to the total return of 5.22% for the Fund’s benchmark, the Lehman Brothers Mortgage Backed Securities Index (LBMBSI)1 and the Lipper U.S. Mortgage Funds Average2 total return of 4.33% for the same reporting period.

During 2006, the Fund’s investment in Real Estate Investment Trusts (REITs) contributed positively to performance versus its benchmark index. As measured by the Standard & Poor’s REIT Index,3 REITs produced a total return of 35.46% for 2006 and the Fund had a portfolio weighting in REITs of 10.0% at year-end. Performance was also helped by the selection of both mortgage-backed securities (MBS) and collateralized mortgage obligations (CMOs) during the year. Due to the slow down of refinancing in the mortgage market, and an increase in demand for yield products by large domestic banks and foreign central banks, yield spreads tightened for MBS products versus Treasurys during the year. Mortgages had a return of 5.32% for the year as measured by the Merrill Lynch Mortgage Master Index,4 compared to Treasurys return of 3.14% as measured by the Merrill Lynch Treasury Master Index.5 These two factors contributed to the out performance of the Fund.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

1 The LBMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

3 Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity. The Standard & Poor’s REIT Index is comprised of real estate investment trusts. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

4 The Merrill Lynch Mortgage Master Index consists of fixed-rate, coupon bearing pools of mortgage pass-through securities that have various maturities. The amount outstanding in each agency/type/coupon subdivision of the mortgage index must be greater than or equal to $200 million. Collateralized mortgage obligations are excluded to avoid double counting. The index is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made in an index.

5 The Merrill Lynch Treasury Master Index consists of bonds with an outstanding par that is greater than or equal to $25 million, a maturity range greater than or equal to one year, and fixed-rate coupons greater than 4.25%. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington VA Dividend Capture Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2006

Asset Allocation	Percentage of Net Assets

Common Stock (includes 8.7% Real Estate Investment Trusts)	50.7%
Preferred Stock (includes 1.5% Real Estate Investment Trusts)	40.9%
Other Investments (Collateral for Securities Lending)	16.1%
Cash[1]	4.7%
Exchange Traded Funds	3.5%
Liabilities in Excess of Other Assets	(15.9)%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2006 (Audited)

Shares		Value

COMMON STOCKS -- 50.7%
	Consumer Discretionary -- 3.3%
6,500	Kimberly-Clark Corp.	$ 441,675
24,500	Newell Rubbermaid, Inc.	709,275
6,500	Officemax, Inc.	322,725
5,000	Sherwin-Williams Co.	317,900

		1,791,575

	Consumer Staples -- 1.3%
14,000	Kraft Foods, Inc. (c)	499,800
2,500	Molson Coors Brewing Co.	191,100

		690,900

	Energy -- 5.9%
6,000	ChevronTexaco Corp.	441,180
11,000	ConocoPhillips	791,450
14,000	Energy Transfer Partners LP	757,400
11,500	Occidental Petroleum Corp.	561,545
26,000	Xcel Energy, Inc.	599,560

		3,151,135

	Financials -- 13.3%
15,000	American Capital Strategies Ltd. (c)	693,900
13,000	Axis Capital Holdings Ltd.	433,810
9,000	Hartford Financial Services Group, Inc. (c)	839,790
17,000	KeyCorp (c)	646,510
5,000	Lincoln National Corp.	332,000
6,000	Morgan Stanley Dean Witter & Co.	488,580
6,500	PartnerRe Ltd.	461,695
9,000	Principal Financial Group	528,300
14,500	St. Paul Cos., Inc.	778,505
10,500	State Street Corp.	708,120
16,000	Wachovia Corp. (c)	911,200
8,000	Washington Mutual, Inc. (c)	363,920

		7,186,330

	Health Care -- 2.1%
22,500	Pfizer, Inc.	582,750
10,500	Wyeth (c)	534,660

		1,117,410

	Industrials -- 5.6%
3,000	Cooper Industries Ltd.	$ 271,290
16,500	CSX Corp.	568,095
5,500	Eaton Corp.	413,270
14,500	Raytheon Co. (c)	765,600
4,000	Union Pacific Corp.	368,080
16,500	Waste Management, Inc.	606,705

		2,993,040

	Materials -- 2.4%
11,000	Freeport-McMoran Copper & Gold, Inc., Class B (c)	613,030
2,500	Rio Tinto PLC ADR	531,225
4,000	The Dow Chemical Co.	159,760

		1,304,015

	Real Estate Investment Trusts -- 8.7%
9,000	Apartment Investment & Management Co.	504,180
13,500	Brandywine Realty Trust	448,875
13,000	Cedar Shopping Centers, Inc.	206,830
6,000	Colonial Properties Trust	281,280
25,000	Equity Inns, Inc.	399,000
11,000	First Industrial Realty Trust, Inc.	515,790
35,001	Highland Hospitality Corp.	498,764
8,000	Highwoods Properties, Inc.	326,080
6,000	Hospitality Properties Trust	285,180
7,000	LTC Properties, Inc.	191,170
4,000	Mack-Cali Realty Corp.	204,000
25,000	National Retail Properties, Inc. (c)	573,750
5,500	Pennsylvania Real Estate Investment Trust	216,590

		4,651,489

	Technology -- 3.4%
6,000	Hewlett Packard Co.	247,140
8,000	Honeywell International, Inc.	361,920
28,000	Motorola, Inc.	575,680
COMMON STOCKS -- (continued)
	Technology -- (continued)
58,559	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	$ 640,050

		1,824,790

	Telecommunications -- 3.0%
17,500	AT&T, Inc. (c)	625,625
17,500	Verizon Communications, Inc. (c)	651,700
24,720	Windstream Corporation	351,518

		1,628,843

	Utilities -- 1.7%
17,500	Pinnacle West Capital Corp. (c)	886,200

	Total Common Stocks (Cost $23,850,670)	27,225,727

PREFERRED STOCKS -- 40.9%
	Consumer Discretionary -- 0.4%
7,000	Comcast Corp., 7.000%	181,510
1,750	Lincoln National Capital VI, Series F, 6.750%	44,625

		226,135

	Financials -- 30.3%
20,000	Abbey National PLC, Series C, 7.375%	509,200
45,000	ABN Amro Capital Funding Trust V, 5.900%	1,091,250
23,400	Ace Ltd., Series C, 7.800%	606,060
24,000	ASBC Capital I, 7.625%	605,520
5,000	BAC Capital Trust XII, 6.875%	131,600
39,000	Bank of New York, Inc. Capital V, 7.800%	964,470
28,000	Citigroup Capital Trust VIII, 6.950%	705,040
6,700	Comerica Capital Trust I, 7.600%	168,974
32,000	Compass Capital, 7.350%	802,880
32,000	Countrywide Financial, 6.75%	800,320
27,600	Everest Re Capital Trust, 7.850%	704,904
6,900	Fleet Capital Trust VIII, 7.200%	173,328
5,000	Goldman Sachs Group, Inc. 6.20%	130,600
26,000	HSBC Holdings PLC, Series A, 6.200% (c)	660,400
44,000	ING Groep NV, 6.125%	1,119,800
20,000	JPMorgan Chase & Co., Series X, 7.000%	506,400
3,000	Keycorp Capital VIII, 7.000%	78,660
25,500	Lehman Brothers Holdings, Inc., 6.500%	652,800
33,000	Merrill Lynch Capital Trust V, 7.280%	851,070
10,000	Metlife, Inc., Series B, 6.500%	263,100
12,400	PLC Capital Trust, 7.250%	314,340
1,900	Provident Financial Group, Inc., 8.375%	49,704
17,950	Prudential PLC, 6.500%	456,648
31,300	RenaissanceRe Holdings Ltd., Series B, 7.300%	797,837
45,000	Royal Bank of Scotland, Series N, 6.350%	1,147,950
	Financials -- (continued)
36,200	SLM Corp., 6.000%	$ 883,642
20,000	Wells Fargo Capital Trust II, 7.000%	503,800
24,000	Wells Fargo, 5.85%	589,440

		16,269,737

	Real Estate Investment Trusts -- 1.5%
1,400	Equity Residential Properties, Series D, 8.600%	36,050
2,400	Prologis Trust, Series F, 6.750%	60,960
29,100	Public Storage, Series F, 6.450%	723,135

		820,145

	Utilities -- 8.7%
25,400	AT&T, Inc., 7.000%	639,826
44,700	BGE Capital Trust II, 6.200%	1,106,325
3,000	Dominion CNG Capital Trust I, 7.800%	76,080
21,400	Entergy LA, Inc., 7.600%	537,354
10,000	FPL Group Capital, Inc., Series A, 6.600%	252,800
40,978	General Electric Capital Corp., 6.100%	1,028,138
40,000	Georgia Power Capital, 7.125%	1,005,600

		4,646,123

	Total Preferred Stocks (Cost $22,094,174)	21,962,140

MUTUAL FUNDS -- 3.5%
	Exchange Traded Funds -- 3.5%
28,500	AMEX Technology SPDR	663,480
8,500	S&P 500 Depositary Receipt (c)	1,204,620

	Total Mutual Funds (Cost $1,512,661)	1,868,100

CASH EQUIVALENTS -- 4.7%
2,504,742	Huntington Money Market Fund, Interfund Shares* 4.670% (d)	2,504,742

	Total Cash Equivalents (Cost $2,504,742)	2,504,742

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 16.1%
	Pool of various securities for the Huntington Funds	8,652,210

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $8,652,210)	8,652,210

	Total Investments (Cost $58,614,457) (a) -- 115.9%	62,212,919

	Liabilities in Excess of Other Assets -- (15.9)%	(8,542,186)

	Net Assets -- 100.0%	$ 53,670,733

Huntington VA Growth Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2006

Asset Allocation	Percentage of Net Assets

Technology	24.4%
Other Investments (Collateral for Securities Lending)	24.0%
Health Care	20.9%
Consumer Staples	15.7%
Energy	11.9%
Industrials	8.4%
Consumer Discretionary	6.2%
Financials	5.9%
Exchange Traded Funds	3.0%
Materials	1.7%
Cash[1]	1.5%
Telecommunications	0.3%
Utilities[2]	0.0%
Liabilities in Excess of Other Assets	(23.9)%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Investments in an affiliated money market fund.

2 Amount rounds to less than 0.05%.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2006 (Audited)

Shares		Value

COMMON STOCKS -- 95.4%
	Consumer Discretionary -- 6.2%
4,219	CBS Corp., Class B (c)	$ 131,548
520	Discovery Holdings Co., Class A (b)	8,367
3,000	Fortune Brands, Inc.	256,170
5,278	Home Depot, Inc.	211,964
2,339	Kohl’s Corp. (b) (c)	160,058
6,000	The Walt Disney Co. (c)	205,620
7,677	Time Warner, Inc. (c)	167,205
4,219	Viacom, Inc., Class B (b)	173,106

		1,314,038

	Consumer Staples -- 15.7%
4,248	Colgate-Palmolive Co.	277,140
1,000	Diageo PLC ADR	79,310
13,510	PepsiCo, Inc. (c)	845,050
11,688	Procter & Gamble Co.	751,188
10,675	Sysco Corp.	392,413
3,441	Wal-Mart Stores, Inc. (c)	158,905
10,670	Walgreen Co. (c)	489,646
5,290	WM Wrigley Jr. Co. (c)	273,599
1,322	WM Wrigley Jr. Co. Class B	67,951

		3,335,202

	Energy -- 11.9%
12,434	Anadarko Petroleum Corp.	541,128
6,000	Devon Energy Corp.	402,480
5,000	Exxon Mobil Corp.	383,150
10,000	Occidental Petroleum Corp.	488,300
	Energy -- (continued)
2,000	Peabody Energy Corp.	$ 80,820
10,000	Schlumberger, Ltd.	631,600

		2,527,478

	Financials -- 5.9%
2,591	American Express Co.	157,196
4,000	Ameriprise Financial, Inc.	218,000
1,000	Bank of America Corp. (c)	53,390
1	Berkshire Hathaway, Inc. (b)	109,990
5,000	Cincinnati Financial Corp.	226,550
1,000	JPMorgan Chase & Co.	48,300
2,800	Lehman Brothers Holdings, Inc. (c)	218,736
4,237	St. Paul Cos., Inc.	227,485

		1,259,647

	Health Care -- 20.9%
6,891	Abbott Laboratories (c)	335,661
8,800	Amgen, Inc. (b)	601,127
6,100	Baxter International, Inc. (c)	282,979
1,000	Celgene Corp. (b) (c)	57,530
5,400	Dentsply International, Inc.	161,190
6,200	Gilead Sciences, Inc. (b)	402,566
2,290	IMS Health, Inc.	62,929
4,277	Johnson & Johnson	282,368
1,968	Medco Health Solutions, Inc. (b)	105,170
2,015	Medtronic, Inc. (c)	107,823
2,648	Millipore Corp. (b) (c)	176,357
13,122	Pfizer, Inc.	339,860
COMMON STOCKS -- (continued)
	Health Care -- (continued)
4,000	Roche Holdings Ltd. AG ADR	$ 357,991
12,363	Schering-Plough Corp. (c)	292,261
6,530	Stryker Corp.	359,868
1,000	Varian Medical Systems, Inc. (b)	47,570
5,465	Wyeth (c)	278,278
2,000	Zimmer Holdings, Inc. (b)	156,760

		4,408,288

	Industrials -- 8.4%
4,000	Caterpillar, Inc.	245,320
2,000	Emerson Electric Co.	88,140
20,975	General Electric Co.	780,480
9,612	Illinois Tool Works, Inc. (c)	443,978
1,500	Lockheed Martin Corp.	138,105
1,000	Textron, Inc.	93,770

		1,789,793

	Materials -- 1.7%
8,029	Ecolab, Inc.	362,911

	Technology -- 24.4%
7,500	Advanced Micro Devices, Inc. (b)	152,625
7,684	Analog Devices, Inc.	252,573
663	Applied Materials, Inc. (c)	12,232
6,887	Automatic Data Processing, Inc.	339,185
6,900	Broadcom Corp. (b)	222,939
14,594	Cisco Systems, Inc. (b) (c)	398,854
10,000	Computer Sciences Corp. (b)	533,700
8,698	Dell, Inc. (b) (c)	218,233
500	Ebay, Inc. (b)	15,035
8,340	EMC Corp. (b)	110,088
6,712	Hewlett Packard Co.	276,467
17,764	Intel Corp.	359,721
2,999	International Business Machines Corp.	291,353
7,500	Iron Mountain, Inc. (b) (c)	310,050
29,508	Microsoft Corp.	881,109
6,100	Molex, Inc.	192,943
342	Network Appliance, Inc. (b) (c)	13,434
14,980	Oracle Corp. (b)	256,757
6,930	Qualcomm, Inc. (c)	261,885
2,201	Solectron Corp. (b)	7,087
1,493	Texas Instruments, Inc.	42,998

		5,149,268

	Telecommunications -- 0.3%
2,019	Vodafone Group plc SP ADR	$ 56,088

	Utilities -- 0.0%
187	Duke Energy Corp.	6,210

	Total Common Stocks (Cost $17,316,140)	20,208,923

MUTUAL FUNDS -- 3.0%
	Exchange Traded Funds -- 3.0%
8,000	iShares S&P 500/Citigroup Growth Index Fund	519,280
2,675	NASDAQ 100 Index Fund	115,453

	Total Mutual Funds (Cost $555,290)	634,733

CASH EQUIVALENTS -- 1.5%
327,255	Huntington Money Market Fund, Interfund Shares* 4.670% (d)	327,255

	Total Cash Equivalents (Cost $327,255)	327,255

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 24.0%
	Pool of various securities for the Huntington Funds	5,095,284

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $5,095,284)	5,095,284

	Total Investments (Cost $23,293,969) (a) -- 123.9%	26,266,195

	Liabilities in Excess of Other Assets -- (23.9)%	(5,075,188)

	Net Assets -- 100.0%	$ 21,191,007

Huntington VA Income Equity Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2006

Asset Allocation	Percentage of Net Assets

Financials	31.0%
Other Investments (Collateral for Securities Lending)	26.4%
Energy	16.6%
Industrials	11.8%
Technology	10.0%
Consumer Discretionary	7.6%
Consumer Staples	5.8%
Telecommunications	5.1%
Health Care	4.9%
Materials	4.9%
Utilities	1.8%
Cash[1]	1.7%
Liabilities in Excess of Other Assets	(27.6)%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2006 (Audited)

Shares		Value

COMMON STOCKS -- 99.5%
	Consumer Discretionary -- 7.6%
37,500	CBS Corp., Class B (c)	$ 1,169,250
5,800	Cummins Engine, Inc.	685,444
5,000	Gannett Co., Inc. (c)	302,300
9,100	Genuine Parts Co. (c)	431,613
2,900	Pearson PLC ADR	43,790
2,300	Thompson Corp.	95,312
2,600	V.F. Corp.	213,408

		2,941,117

	Consumer Staples -- 5.8%
13,400	Anheuser Busch Cos., Inc.	659,280
11,000	Archer-Daniels-Midland Co.	351,560
6,000	Brown-Forman Corp.	397,440
11,000	Molson Coors Brewing Co., Class B	840,840

		2,249,120

	Energy -- 16.6%
7,200	Apache Corp.	478,872
43,200	AU Optronics Corp. ADR	596,592
17,300	Chevron Corp.	1,272,069
14,700	ConocoPhillips	1,057,665
12,900	Kinder Morgan Energy Partners LP	617,910
16,900	Occidental Petroleum Corp.	825,227
19,500	Progress Energy, Inc. (c)	957,060
7,500	Transocean Sedco Forex, Inc. (b)	606,675

		6,412,070

	Financials -- 31.0%
24,200	Bank of America Corp. (c)	1,292,038
21,300	BB&T Corp.	935,709
	Financials -- (continued)
20,200	Citigroup, Inc.	$ 1,125,140
14,000	Comerica, Inc.	821,520
27,200	JPMorgan Chase & Co.	1,313,760
17,000	Lincoln National Corp.	1,128,800
30,300	National City Corp. (c)	1,107,768
22,000	Regions Financial Corp. (c)	822,800
11,600	SunTrust Banks, Inc.	979,620
19,200	Unitrin, Inc.	962,112
13,500	Wachovia Corp. (c)	768,825
15,000	Washington Mutual, Inc. (c)	682,350

		11,940,442

	Health Care -- 4.9%
27,000	Bristol-Myers Squibb Co. (c)	710,640
1,000	Eli Lilly & Co. (c)	52,100
24,100	Merck & Co., Inc.	1,050,760
1,700	Wyeth (c)	86,564

		1,900,064

	Industrials -- 11.8%
18,800	General Electric Co.	699,548
12,100	Ingersoll Rand Co.	473,473
6,900	L-3 Communications Corp.	564,282
32,800	Masco Corp. (c)	979,736
15,500	Pitney Bowes, Inc.	715,945
20,900	R.R. Donnelley & Sons Co.	742,786
12,500	Tyco International, Ltd. (c)	380,000

		4,555,770

COMMON STOCKS -- (continued)
	Materials -- 4.9%
12,900	Dow Chemical Co.	$ 515,226
18,500	Du Pont (E.I.) de Nemours & Co. (c)	901,135
7,600	PPG Industries, Inc.	487,996

		1,904,357

	Technology -- 10.0%
24,300	Alltel Corp.	1,469,664
1,600	Automatic Data Processing, Inc.	78,800
3,200	First Data Corp.	81,664
1,000	Intel Corp.	20,250
1,000	Microsoft Corp.	29,860
34,600	Motorola, Inc.	711,376
46,000	Nokia Corp.	934,720
18,300	Texas Instruments, Inc.	527,040

		3,853,374

	Telecommunications -- 5.1%
59,200	Avaya, Inc. (b)	827,616
60,600	Sprint Corp. (c)	1,144,734

		1,972,350

	Utilities -- 1.8%
2,500	Ameren Corp. (c)	134,325
11,700	Consolidated Edison, Inc. (c)	562,419

		696,744

	Total Common Stocks (Cost $31,799,123)	38,425,408

CASH EQUIVALENTS -- 1.7%
638,597	Huntington Money Market Fund, Interfund Shares* 4.670% (d)	$ 638,597

	Total Cash Equivalents (Cost $638,597)	638,597

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 26.4%
	Pool of various securities held for the Huntington Funds	10,193,662

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $10,193,662)	10,193,662

	Total Investments (Cost $42,631,382) (a) -- 127.6%	49,257,667

	Liabilities in Excess of Other Assets -- (27.6)%	(10,643,614)

	Net Assets -- 100.0%	$ 38,614,053

Huntington VA International Equity Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2006

Asset Allocation	Percentage of Net Assets

United Kingdom	19.9%
Japan	19.3%
France	9.3%
Netherlands	6.2%
Switzerland	4.6%
Sweden	3.9%
Singapore	3.9%
Spain	3.9%
Germany	2.7%
Canada	2.4%
Taiwan	2.3%
Ireland	1.9%
Finland	1.7%
Norway	1.7%
Netherlands Antilles	1.6%
South Africa	1.3%
India	1.0%
Mexico	0.5%
Other Assets in Excess of Liabilities	11.9%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2006 (Audited)

Shares		Value

COMMON STOCKS -- 85.5%
	Canada -- 2.4%
	Energy -- 0.3%
470	Encana Corp., ADR	$ 21,597

	Industrials -- 1.4%
2,540	Canadian National Railway Co.	109,296

	Materials -- 0.7%
1,060	Alcan, Inc.	51,664

		182,557

	Finland -- 1.7%
	Technology -- 1.7%
6,300	Nokia OYJ, ADR	128,016

	France -- 9.3%
	Consumer Discretionary -- 1.8%
3,500	Vivendi	136,788

	Consumer Staples -- 2.0%
4,640	Groupe Danone, ADR	151,264

	Energy -- 1.9%
2,000	Total SA, ADR	143,840

	Financials -- 2.4%
4,709	Axa, ADR	189,915

	Utilities -- 1.2%
1,820	Suez SA, ADR	94,567

		716,374

	Germany -- 2.7%
	Consumer Discretionary -- 0.4%
85	Puma AG Rudolf Dassler Sport, ADR	$ 33,180

	Technology -- 2.3%
3,250	SAP AG, ADR	172,575

		205,755

	Ireland -- 1.9%
	Financials -- 1.9%
2,335	Allied Irish Banks PLC, ADR	141,921

	Japan -- 18.5%
	Consumer Discretionary -- 4.4%
3,410	Honda Motor Co., Ltd., ADR	134,831
4,890	Matsushita Electric Industrial Co. Ltd., ADR	98,240
6,075	Sharp Corp., ADR	104,517

		337,588

	Consumer Staples -- 3.5%
13,800	Ajinomoto Co., Inc.	182,431
3,795	Shiseido Co. Ltd., ADR	82,171

		264,602

	Financials -- 1.9%
11,858	Mitsubishi UFJ Financial Group, Inc., ADR	147,632

COMMON STOCKS -- (continued)
	Japan -- (continued)
	Health Care -- 1.9%
2,200	Eisai Co. Ltd.	$ 120,918
450	Eisai Co., Ltd., ADR	24,699

		145,617

	Industrials -- 3.0%
1,225	Komatsu Ltd. ADR	99,312
1,285	Secom Co., Ltd. ADR	133,078

		232,390

	Technology -- 1.9%
2,551	Canon, Inc., ADR	144,362

	Utilities -- 1.9%
4,600	The Tokyo Electric Power Co., Inc.	148,836

		1,421,027

	Mexico -- 0.5%
	Materials -- 0.5%
1,136	Cemex SA, ADR	38,431

	Netherlands -- 6.2%
	Consumer Discretionary -- 1.9%
3,825	Koninklijke (Royal) Philips Electronics NV, ADR	143,744

	Financials -- 2.1%
3,608	ING Group NV, ADR	159,365

	Industrials -- 2.2%
3,995	TNT NV, ADR	172,104

		475,213

	Netherlands Antilles -- 1.6%
	Energy -- 1.6%
1,920	Schlumberger Ltd., ADR	121,267

	Norway -- 1.7%
	Telecommunications -- 1.7%
6,832	Telenor ASA	128,539

	Singapore -- 3.9%
	Industrials -- 1.9%
13,000	Keppel Corp. Ltd.	149,240

	Telecommunications -- 2.0%
7,105	Singapore Telecommunications Ltd., ADR	151,889

		301,129

	South Africa -- 1.3%
	Energy -- 1.3%
2,600	Sasol Ltd., ADR	95,940

	Spain -- 3.9%
	Financials -- 1.8%
5,750	Banco Bilbao Vizcaya SA, ADR	138,345

	Telecommunications -- 2.1%
2,574	Telefonica SA, ADR	164,093

		302,438

	Sweden -- 3.9%
	Consumer Discretionary -- 2.1%
2,735	Electrolux AB, Series B, ADR	109,511
1,535	Husqvarna AB ADR (b)	48,004

		157,515

	Sweden -- (continued)
	Financials -- 1.8%
3,900	Swedbank	$ 141,660

		299,175

	Switzerland -- 4.6%
	Health Care -- 2.5%
3,340	Novartis AG, ADR	191,850

	Materials -- 2.1%
4,330	Syngenta AG, ADR	160,816

		352,666

	Taiwan -- 1.5%
	Technology -- 1.5%
10,315	Taiwan Semiconductor Manufacturing Co. Ltd.	112,743

	United Kingdom -- 19.9%
	Consumer Discretionary -- 1.9%
9,750	Pearson PLC, ADR	147,225

	Consumer Staples -- 4.2%
4,518	Cadbury Schweppes PLC, ADR	193,958
5,774	Tesco PLC, ADR	137,132

		331,090

	Energy -- 2.3%
1,450	BG Group PLC, ADR	99,238
1,110	BP Amoco PLC, ADR	74,481

		173,719

	Financials -- 4.3%
2,647	Barclays PLC, ADR	153,897
5,900	Standard Chartered PLC	172,333

		326,230

	Health Care -- 2.4%
3,545	GlaxoSmithKline PLC, ADR	187,034

	Industrials -- 1.4%
5,415	Tomkins PLC, ADR	105,051

	Materials -- 1.7%
615	Rio Tinto PLC, ADR	130,681

	Utilities -- 1.7%
4,325	Scottish & Southern Energy PLC, ADR	131,540

		1,532,570

	Total Common Stocks (Cost $5,419,553)	6,555,761

MUTUAL FUNDS -- 2.6%
	India -- 1.0%
	Management Investment Operation -- 1.0%
1,513	Morgan Stanley India Investment Fund	76,891

	Japan -- 0.8%
	Management Investment Operation -- 0.8%
4,500	iShares MSCI Japan Index Fund	63,900

MUTUAL FUNDS -- (continued)
	Taiwan -- 0.8%
	Management Investment Operation -- 0.8%
4,000	iShares MSCI Taiwan Index Fund	$ 58,040

	Total Mutual Funds (Cost $163,790)	198,831

	Total Investments (Cost $5,583,343) (a) -- 88.1%	6,754,592

	Other Assets in Excess of Liabilities -- 11.9%	911,452

	Net Assets -- 100.0%	$ 7,666,044

Huntington VA Macro 100 Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2006

Asset Allocation	Percentage of Net Assets

Technology	38.8%
Financials	31.4%
Consumer Discretionary	13.8%
Consumer Staples	9.2%
Telecommunications	2.4%
Cash[1]	2.0%
Materials	0.8%
Industrials	0.7%
Utilities	0.5%
Energy	0.1%
Other Assets in Excess of Liabilities	0.3%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2006 (Audited)

Shares		Value

COMMON STOCKS -- 97.7%
	Consumer Discretionary -- 13.8%
1,400	Amazon.Com, Inc. (b)	$ 55,244
2,900	CBS Corp., Class B	90,422
1,900	Clear Channel Communications, Inc.	67,526
490	Convergys Corp. (b)	11,652
4,400	Ebay, Inc. (b)	132,308
600	Family Dollar Stores, Inc.	17,598
7,000	Ford Motor Co.	52,570
2,100	General Motors Corp.	64,512
600	Genuine Parts Co.	28,458
784	Google, Inc. Class A (b)	361,016
200	Harman International Industries, Inc.	19,982
7,700	Home Depot, Inc.	309,232
1,176	Kohl’s Corp. (b)	80,474
2,100	Marsh & McLennan Cos., Inc.	64,386
300	MGIC Investment Corp.	18,762
490	RadioShack Corp.	8,222
1,700	The Interpublic Group of Cos., Inc. (b)	20,808

		1,403,172

	Consumer Staples -- 9.2%
2,900	Anheuser Busch Cos., Inc.	142,680
7,600	The Coca-Cola Co.	366,700
9,200	Wal-Mart Stores, Inc.	424,856

		934,236

	Energy -- 0.1%
1,400	Dynergy, Inc. (b)	10,136

	Financials -- 31.4%
4,600	American Express Co.	$ 279,082
2,842	Bank of New York Co., Inc.	111,890
1,100	Capital One Financial Corp.	84,502
3,900	Charles Schwab Corp.	75,426
9,500	Citigroup, Inc.	529,150
600	Comerica, Inc.	35,208
1,600	E*Trade Group, Inc. (b)	35,872
4,000	Fannie Mae	237,560
2,600	Federal Home Loan Mortgage Corp.	176,540
2,200	Fifth Third Bancorp	90,046
500	First Horizon National Corp.	20,890
1,600	Goldman Sachs Group, Inc.	318,960
800	Janus Capital Group, Inc.	17,272
10,100	JPMorgan Chase & Co.	487,830
1,500	Mellon Financial Corp.	63,225
3,200	Merrill Lynch & Co., Inc.	297,920
4,000	Morgan Stanley	325,720

		3,187,093

	Industrials -- 0.7%
490	New York Times Co., Class A	11,936
490	Sabre Holdings Corp., Class A	15,626
2,900	Southwest Airlines Co.	44,429

		71,991

	Materials -- 0.8%
1,700	International Paper Co.	57,970
400	Jones Apparel Group, Inc.	13,372
490	PerkinElmer, Inc.	10,893

		82,235

COMMON STOCKS -- (continued)
	Technology -- 38.8%
1,500	Agilent Technologies, Inc. (b)	$ 52,275
1,300	Altera Corp. (b)	25,584
1,300	Analog Devices, Inc.	42,731
5,100	Applied Materials, Inc.	94,095
800	BMC Software, Inc. (b)	25,760
1,800	Broadcom Corp. (b)	58,158
1,500	CA, Inc.	33,975
400	Ciena Corp. (b)	11,084
19,800	Cisco Systems, Inc. (b)	541,133
700	Citrix Systems, Inc. (b)	18,935
1,400	Compuware Corp. (b)	11,662
800	Comverse Technology, Inc. (b)	16,888
1,900	Electronic Data Systems Corp.	52,345
21,200	Intel Corp.	429,300
5,200	International Business Machines Corp.	505,180
1,300	Intuit, Inc. (b)	39,663
700	Jabil Circuit, Inc.	17,185
686	Kla-Tencor Corp.	34,129
400	Lexmark International Group, Inc. (b)	29,280
1,078	Linear Technology Corp.	32,685
1,500	LSI Logic Corp. (b)	13,500
1,176	Maxim Integrated Products, Inc.	36,009
2,700	Micron Technology, Inc. (b)	37,692
17,000	Microsoft Corp.	507,619
490	Molex, Inc.	15,499
9,000	Motorola, Inc.	185,040
1,078	National Semiconductor Corp.	24,471
1,300	Novell, Inc. (b)	8,060
490	Novellus Systems (b)	16,866
1,300	NVIDIA Corp. (b)	48,113
14,900	Oracle Corp. (b)	255,386
380	Parametric Technology Corp. (b)	6,848
800	PMC-Sierra, Inc. (b)	5,368
588	QLogic Corp. (b)	12,889
6,100	Qualcomm, Inc.	230,519
2,000	Sanmina Corp. (b)	6,900
3,300	Solectron Corp. (b)	10,626
	Technology -- (continued)
12,900	Sun Microsystems, Inc. (b)	$ 69,918
3,700	Symantec Corp. (b)	77,145
1,000	Symbol Technologies, Inc.	14,940
300	Tektronix, Inc.	8,751
1,700	Tellabs, Inc. (b)	17,442
686	Teradyne, Inc. (b)	10,263
5,700	Texas Instruments, Inc.	164,160
1,300	Unisys Corp. (b)	10,192
900	Verisign, Inc. (b)	21,645
1,300	Xilinx, Inc.	30,953

		3,918,861

	Telecommunications -- 2.4%
700	ADC Telecommunications, Inc. (b)	10,171
3,650	Alcatel - Lucent ADR	51,906
1,700	Avaya, Inc. (b)	23,766
5,700	Corning, Inc. (b)	106,647
900	JDS Uniphase Corp. (b)	14,994
2,100	Juniper Networks, Inc. (b)	39,774

		247,258

	Utilities -- 0.5%
700	DTE Energy Co.	33,887
784	TECO Energy, Inc.	13,508

		47,395

	Total Common Stocks (Cost $9,546,068)	9,902,377

CASH EQUIVALENTS -- 2.0%
202,515	Huntington Money Market Fund, Interfund Shares* 4.670% (d)	202,515

	Total Cash Equivalents (Cost $202,515)	202,515

	Total Investments (Cost $9,748,583) (a) -- 99.7%	10,104,892

	Other Assets in Excess of Liabilities -- 0.3%	33,449

	Net Assets -- 100.0%	$ 10,138,341

Huntington VA Mid Corp America Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2006

Asset Allocation	Percentage of Net Assets

Other Investments (Collateral for Securities Lending)	26.3%
Technology	13.6%
Financials	12.9%
Cash[1]	12.5%
Industrials	11.9%
Consumer Discretionary	11.2%
Health Care	10.5%
Energy	9.0%
Materials	6.6%
Utilities	5.0%
Exchange Traded Funds	3.9%
Consumer Staples	2.1%
Telecommunications	0.7%
Liabilities in Excess of Other Assets	(26.2)%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2006 (Audited)

Shares		Value

COMMON STOCKS -- 83.5%
	Consumer Discretionary -- 11.2%
2,349	Abercrombie & Fitch Co., Class A (c)	$ 163,561
4,350	AnnTaylor Stores Corp. (b)	142,854
4,200	Beazer Homes USA, Inc. (c)	197,442
1,900	BorgWarner, Inc.	112,138
1,400	Boyd Gaming Corp.	63,434
2,000	Brunswick Corp. (c)	63,800
974	Caremark Rx, Inc.	55,625
2,000	Centex Corp. (c)	112,540
1,300	Cummins Engine, Inc. (c)	153,634
4,000	D. R. Horton, Inc.	105,960
3,810	Fidelity National Title Group, Inc., Class A	90,983
2,000	Hanover Insurance Group, Inc.	97,600
600	Harman International Industries, Inc.	59,946
400	Hilton Hotels Corp.	13,960
3,444	Liz Claiborne, Inc.	149,676
3,100	Mohawk Industries, Inc. (b) (c)	232,066
3,300	NBTY, Inc. (b)	137,181
4,358	Nordstrom, Inc. (c)	215,024
700	Polo Ralph Lauren Corp. (c)	54,362
7,844	Pulte Homes, Inc. (c)	259,793
2,000	Republic Services, Inc., Class A	81,340
4,482	Royal Caribbean Cruises Ltd. (c)	185,465
3,300	Sonic Automotives, Inc. (c)	95,832
	Consumer Discretionary -- (continued)
900	Starwood Hotels & Resorts Worldwide, Inc. (c)	$ 56,250
1,493	The Stanley Works (c)	75,083
1,400	UniFirst Corp.	53,774
1,030	Whirlpool Corp. (c)	85,511
1,000	Wolverine World Wide, Inc.	28,520
3,400	Zales Corp. (b) (c)	95,914

		3,239,268

	Consumer Staples -- 2.1%
3,730	Church & Dwight Co., Inc.	159,084
2,600	Constellation Brands, Inc. (b) (c)	75,452
1,660	Molson Coors Brewing Co., Class B	126,890
2,111	Ralcorp Holding, Inc. (b)	107,429
2,200	Smithfield Foods, Inc. (b)	56,452
1,934	Supervalu, Inc. (c)	69,141

		594,448

	Energy -- 9.0%
4,156	Apache Corp.	276,416
900	Baker Hughes, Inc.	67,194
300	BJ Services Co. (c)	8,796
13,058	Chesapeake Energy Corp. (c)	379,335
7,014	Devon Energy Corp.	470,499
1,400	Forest Oil Corp. (b)	45,752
4,400	Helmerich & Payne, Inc.	107,668
1,133	Mariner Energy, Inc. (b)	22,207
2,400	Murphy Oil Corp. (c)	122,040
10,084	Noble Energy, Inc. (c)	494,822
COMMON STOCKS -- (continued)
	Energy -- (continued)
200	Patterson-Uti Energy, Inc.	$ 4,646
1,300	Smith International, Inc. (c)	53,391
1,900	Suncor Energy, Inc. ADR	149,929
100	Sunoco, Inc.	6,236
1,743	Unit Corp. (b)	84,448
7,214	Weatherford International, Inc. (b)	301,473
200	XTO Energy, Inc.	9,410

		2,604,262

	Financials -- 12.9%
4,350	Allied Capital Corp. (c)	142,158
2,100	AMBAC Financial Group, Inc.	187,047
1,400	Amcore Financial, Inc.	45,738
3,084	AmeriCredit Corp. (b)	77,624
2,500	BancorpSouth, Inc.	67,050
1,337	Bear Stearns Companies, Inc. (c)	217,637
2,266	BOK Financial Corp.	124,585
2,700	Chittenden Corp.	82,863
600	CIT Group, Inc.	33,462
3,159	City National Corp. (c)	224,921
3,621	Compass Bancshares, Inc. (c)	215,993
1,675	Fidelity National Information Services, Inc.	67,151
2,900	First American Financial Corp.	117,972
4,832	First Horizon National Corp. (c)	201,881
2,000	FirstMerit Corp.	48,280
1,121	Fulton Financial Corp.	18,721
800	Genworth Financial Inc. (c)	27,368
550	Host Hotels & Resorts, Inc. (c)	13,503
2,767	Legg Mason, Inc. (c)	263,003
1,700	M & T Bank Corp. (c)	207,672
4,140	MoneyGram International, Inc.	129,830
2,630	Nationwide Financial Services, Inc.	142,546
7,436	Old Republic International Corp.	173,110
2,743	PMI Group, Inc.	129,387
4,723	Protective Life Corp.	224,343
800	T. Rowe Price Group, Inc.	35,016
2,964	TCF Financial Corp.	81,273
1,323	TD Banknorth, Inc.	42,706
4,127	Torchmark Corp.	263,137
2,500	Wilmington Trust Corp.	105,425

		3,711,402

	Health Care -- 10.5%
7,700	AmerisourceBergen Corp.	346,192
3,885	Barr Laboratories, Inc. (b)	194,716
1,186	Cephalon, Inc. (b)	83,506
5,900	Coventry Health Care, Inc. (b)	295,295
800	Dentsply International, Inc.	23,880
4,278	Invitrogen Corp. (b)	242,092
3,533	Lincare Holdings, Inc. (b)	140,755
11,352	Mylan Laboratories, Inc.	226,586
7,000	Omnicare, Inc. (c)	270,410
	Health Care -- (continued)
2,620	Owens & Minor, Inc.	$ 81,927
9,000	Pediatrix Medical Group, Inc. (b)	440,100
6,100	Respironics, Inc. (b)	230,275
8,313	Thermo Electron Corp. (b) (c)	376,496
2,900	Viasys Healthcare, Inc. (b)	80,678

		3,032,908

	Industrials -- 11.9%
1,675	Alliant Techsystems, Inc. (b)	130,968
2,900	Banta Corp.	105,560
1,400	Chaparral Steel Co.	61,978
3,656	Cooper Industries Ltd., Class A	330,612
4,100	Elbit Systems Ltd.	133,045
1,300	G & K Services, Inc., Class A	50,557
4,200	Griffon Corp. (b)	107,100
3,238	Insituform Technologies, Inc., Class A (b)	83,735
4,019	Kennametal, Inc.	236,518
5,959	L-3 Communications Corp.	487,327
2,600	Oshkosh Truck Corp.	125,892
4,379	Pall Corp.	151,294
2,336	Parker Hannifin Corp. (c)	179,592
5,000	Precision Castparts Corp.	391,400
1,000	R.R. Donnelley & Sons Co.	35,540
300	Rockwell International Corp.	18,324
3,400	Ryder System, Inc.	173,604
1,400	Stericycle, Inc. (b)	105,700
3,421	Teleflex, Inc. (c)	220,860
1,600	Textron, Inc.	150,032
3,400	Thomas & Betts Corp. (b)	160,752

		3,440,390

	Materials -- 6.6%
3,300	Albemarle Corp.	236,940
4,300	AptarGroup, Inc.	253,872
600	Ball Corp. (c)	26,160
3,000	Bemis Co.	101,940
2,000	Cymer, Inc. (b)	87,900
5,000	Cytec Industries, Inc. (c)	282,550
3,093	Eagle Materials, Inc.	133,710
5,000	FMC Corp.	382,750
1,960	Lubrizol Corp.	98,255
1,100	Minerals Technologies, Inc.	64,669
2,300	Pactiv Corp. (b)	82,087
800	Schnitzer Steel Industries, Inc.	31,760
700	Texas Industries, Inc. (c)	44,961
1,400	The Scotts Co.	72,310

		1,899,864

	Technology -- 13.6%
14,354	Activision, Inc. (b) (c)	247,463
2,159	Affiliated Computer Services, Inc. (b) (c)	105,446
1,900	Amdocs, Ltd. (b)	73,625
7,000	Arris Group, Inc. (b)	87,570
2,600	Avocent Corp (b)	88,010
COMMON STOCKS -- (continued)
	Technology -- (continued)
1,425	Benchmark Electronics, Inc. (b)	$ 34,713
2,600	Cognos, Inc. (b)	110,396
1,540	Coherent, Inc. (b)	48,618
1,900	Electronic Arts, Inc. (b)	95,684
600	Fiserv, Inc. (b)	31,452
976	FLIR Systems, Inc. (b)	31,066
5,410	Forrester Research, Inc. (b)	146,665
400	Genzyme Corp. (b)	24,632
5,100	Harris Corp.	233,886
3,778	Imation Corp.	175,413
6,200	Integrated Device Technology, Inc. (b) (c)	95,976
2,792	International Rectifier Corp. (b) (c)	107,576
2,500	Intersil Corp., Class A	59,800
1,400	Intuit, Inc. (b)	42,714
2,600	Jabil Circuit, Inc.	63,830
3,200	JDA Software Group, Inc. (b)	44,064
2,000	Kla-Tencor Corp. (c)	99,500
2,000	LAM Research Corp. (b) (c)	101,240
2,000	MEMC Electronic Materials, Inc. (b)	78,280
600	Microchip Technology, Inc.	19,620
4,000	Micron Technology, Inc. (b)	55,840
1,600	Molex, Inc.	50,608
4,948	NCR Corp. (b) (c)	211,576
1,200	NVIDIA Corp. (b)	44,412
15,000	ON Semiconductor Corp. (b)	113,550
9,068	Paxar Corp. (b)	209,108
2,140	Progress Software Corp. (b)	59,770
5,800	Sandisk Corp. (b)	249,573
3,800	Sybase, Inc. (b)	93,860
10,800	Symantec Corp. (b)	225,180
1,700	Symmetricom, Inc. (b)	15,164
1,050	THQ, Inc. (b)	34,146
3,250	Trimble Navigation Ltd. (b)	164,873
3,175	Varian Semiconductor Equipment Associates, Inc. (b) (c)	144,526

		3,919,425

	Telecommunications -- 0.7%
1,407	CenturyTel, Inc.	61,430
14,000	Sycamore Networks, Inc. (b)	52,640
2,000	Telus Corp.	89,340

		203,410

	Utilities -- 5.0%
2,200	AGL Resources, Inc.	$ 85,602
1,296	Allete, Inc.	60,316
2,300	Atmos Energy Corp.	73,393
1,700	Constellation Energy Group (c)	117,079
3,691	Energy East Corp.	91,537
700	KeySpan Corp.	28,826
9,481	MDU Resources Group, Inc.	243,093
4,400	National Fuel Gas Co. (c)	169,576
1,200	New Jersey Resources Corp.	58,296
6,064	Questar Corp. (c)	503,615

		1,431,333

	Total Common Stocks (Cost $16,959,581)	24,076,710

MUTUAL FUNDS -- 3.9%
	Exchange Traded Funds -- 3.9%
7,200	iShares S&P Midcap 400	577,440
3,652	MidCap SPDR Trust Series 1 Index Fund (c)	533,703

	Total Mutual Funds (Cost $688,326)	1,111,143

CASH EQUIVALENTS -- 12.5%
	Huntington Money Market Fund, Interfund Shares*, 4.670% (d)	3,591,738

	Total Cash Equivalents (Cost $3,591,738)	3,591,738

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 26.3%
	Pool of various securities held for the Huntington Funds	7,571,441

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $7,571,441)	7,571,441

	Total Investments (Cost $28,811,086) (a) -- 126.2%	36,351,032

	Liabilities in Excess of Other Assets -- (26.2)%	(7,537,164)

	Net Assets -- 100.0%	$ 28,813,868

Huntington VA New Economy Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2006

Asset Allocation	Percentage of Net Assets

Industrials	17.2%
Other Investments (Collateral for Securities Lending)	17.0%
Financials	11.4%
Health Care	11.1%
Consumer Discretionary	11.0%
Technology	10.2%
Materials	9.7%
Cash[1]	7.9%
Consumer Staples	7.4%
Energy	7.1%
Telecommunications	6.1%
Utilities	0.6%
Liabilities in Excess of Other Assets	(16.7)%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2006 (Audited)

Shares		Value

COMMON STOCKS--91.8%
	Consumer Discretionary -- 11.0%
4,280	AAR Corp. (b) (c)	$ 124,933
1,200	Alliance Atlantis Communications, Inc. (b)	52,080
5,175	American Eagle Outfitters, Inc.	161,511
1,540	Aon Corp. (c)	54,424
870	Autoliv, Inc. (c)	52,461
307	AutoNation, Inc. (b)	6,545
200	Black & Decker Corp. (c)	15,994
1,087	Brookfield Asset Management, Inc.	52,372
1,440	Brown Shoe Co., Inc.	68,746
1,200	Burlington Northern Santa Fe Corp.	88,572
587	Caremark Rx, Inc.	33,524
2,900	Casey’s General Stores, Inc.	68,295
1,890	Cash America International, Inc.	88,641
1,750	Circuit City Stores, Inc. (c)	33,215
3,600	Donegal Group, Inc. Class A	70,524
350	Fidelity National Title Group, Inc., Class A	8,358
176	Harrah’s Entertainment, Inc.	14,559
3,700	Innkeepers USA Trust	57,350
1,940	J.C. Penney Co., Inc. (c)	150,078
1,400	Longs Drug Stores Corp.	59,332
2,570	SCPIE Holdings, Inc. (b)	67,180
800	Sears Holdings Corp. (b)	134,344
2,730	The Pantry, Inc. (b)	127,873
1,580	W.R. Berkley Corp. (c)	54,526
258	YUM! Brands, Inc.	15,170

		1,660,607

	Consumer Staples -- 7.4%
7,350	Archer-Daniels-Midland Co.	$ 234,906
1,736	Constellation Brands, Inc. (b) (c)	50,379
8,920	CVS Corp.	275,717
570	Flowers Foods, Inc. (c)	15,384
4,630	Reynolds American, Inc. (c)	303,127
6,410	Spartan Stores, Inc.	134,161
7,250	Wild Oats Markets, Inc. (b)	104,255

		1,117,929

	Energy -- 7.1%
1,190	Baker Hughes, Inc.	88,845
3,900	Baytex Energy Trust	73,944
2,000	Chesapeake Energy Corp. (c)	58,100
782	ConocoPhillips	56,265
1,980	Energy Transfer Partners, LP	107,118
1,200	Grand Prideco, Inc. (b) (c)	47,724
1,900	Holly Corp.	97,660
550	Hydril (b)	41,355
700	Marathon Oil Corp.	64,750
4,730	Methanex Corp.	129,460
1,170	Occidental Petroleum Corp.	57,131
500	Transocean Sedco Forex, Inc. (b)	40,445
700	Unit Corp. (b)	33,915
800	Valero Energy Corp.	40,928
1,710	W-H Energy Services, Inc. (b)	83,260
208	Weatherford International, Inc. (b)	8,692
1,004	XTO Energy, Inc.	47,238

		1,076,830

COMMON STOCKS -- (continued)
	Financials -- 11.4%
3,100	American Real Estate Partners LP	$ 265,763
2,280	Assurant, Inc.	125,970
5,240	CB Richard Ellis Group, Inc. (b)	173,968
1,200	CBL & Associates Properties, Inc.	52,020
1,348	Countrywide Credit Industries, Inc. (c)	57,223
2,085	Credicorp Ltd.	85,360
2,900	Felcor Lodging Trust, Inc.	63,336
180	Fidelity National Information Services, Inc.	7,216
440	First American Financial Corp.	17,899
3,344	First Marblehead Corp. (c)	182,750
375	First Republic Bancorp, Inc.	14,655
5,142	Host Hotels & Resorts, Inc. (c)	126,236
1,650	Intervest Bancshares Corp. (b)	56,777
1,200	Jones Lang LaSalle, Inc.	110,604
850	Nelnet, Inc. (b)	23,256
2,100	Philadelphia Consolidated Holdings Corp. (b)	93,576
1,400	Progressive Corp.	33,908
1,100	Shinhan Financial Group Co., Ltd. ADR	113,674
483	Sovereign Bancorp (c)	12,263
492	Ventas, Inc.	20,821
1,694	Wachovia Corp. (c)	96,473

		1,733,748

	Health Care -- 11.1%
1,800	Aetna, Inc.	77,724
372	Becton, Dickinson & Co.	26,096
3,000	Community Health Care, Inc. (b)	109,560
585	Coventry Health Care, Inc. (b)	29,279
2,000	Dade Behring Holdings, Inc.	79,620
560	Dentsply International, Inc.	16,716
1,565	Genesis Healthcare Corp. (b)	73,915
2,150	Humana, Inc. (b)	118,917
2,630	ImClone Systems, Inc. (b)	70,379
3,600	inVentiv Health, Inc. (b)	127,260
3,200	King Pharmaceuticals, Inc. (b)	50,944
1,760	Laboratory Corporation of America Holdings (b) (c)	129,307
2,710	Magellan Health Services, Inc. (b)	117,126
5,410	Merck & Co., Inc.	235,876
1,048	Pediatrix Medical Group, Inc. (b)	51,247
1,150	Quest Diagnostics, Inc. (c)	60,950
2,980	Sierra Health Services, Inc. (b)	107,399
2,011	Thermo Electron Corp. (b) (c)	91,078
1,300	Wellpoint, Inc. (b)	102,297

		1,675,690

	Industrials -- 17.2%
3,230	A.O. Smith Corp.	$ 121,319
1,515	AMERCO (b)	131,820
1,980	Ameron International Corp.	151,213
9,110	ASE Test Ltd. (b)	91,920
1,400	Canadian Pacific Railway Ltd.	73,864
3,220	Dollar Thrifty Automotive Group, Inc. (b)	146,864
530	Flowserve Corp. (b)	26,749
3,620	Gardner Denver, Inc. (b)	135,062
700	Genlyte Group, Inc. (b)	54,677
2,300	Hornbeck Offshore Services, Inc. (b)	82,110
190	L-3 Communications Corp.	15,538
2,600	Laidlaw International, Inc.	79,118
2,800	Manitowoc Co.	166,404
11,750	Mentor Graphics Corp. (b)	211,853
2,100	Mobile Mini, Inc. (b)	56,574
4,130	Old Dominion Freight Line, Inc. (b)	99,409
1,273	PACCAR, Inc.	82,618
1,400	Precision Castparts Corp.	109,592
2,690	Rofin-Sinar Technologies, Inc. (b)	162,637
2,630	Ryder System, Inc.	134,288
5,240	Swift Transportation Co., Inc. (b)	137,655
2,960	Terex Corp. (b) (c)	191,157
1,000	Timken Co.	29,180
3,515	Trinity Industries, Inc.	123,728

		2,615,349

	Materials -- 9.7%
3,200	Belden CDT, Inc.	125,088
2,900	Commercial Metals Co.	74,820
2,800	Encore Wire Corp. (b) (c)	61,628
4,100	General Cable Corp. (b)	179,211
300	INCO Ltd.	22,069
2,090	Nucor Corp. (c)	114,239
2,150	Olympic Steel, Inc.	47,795
1,000	Phelps Dodge Corp.	119,720
885	Pool Corp.	34,665
1,300	Reliance Steel & Aluminum Co.	51,194
1,500	RTI International Metals, Inc. (b)	117,330
1,400	Southern Copper Corp. (c)	75,446
5,060	Superior Essex Inc. (b)	168,245
5,980	Technitrol, Inc.	142,862
1,790	United States Steel Corp.	130,921

		1,465,233

	Technology -- 10.2%
3,070	Anixter International, Inc. (b)	166,701
1,300	Ansys, Inc. (b)	56,537
9,000	Arris Group, Inc. (b) (c)	112,590
5,390	Commscope, Inc. (b)	164,287
10,250	Emdeon Corp. (b)	126,998
2,270	Hewlett Packard Co.	93,501
1,150	Komag, Inc. (b)	43,562
3,480	LAM Research Corp. (b) (c)	176,158
COMMON STOCKS -- (continued)
	Technology -- (continued)
1,225	NCR Corp. (b)	$ 52,381
5,600	NVIDIA Corp. (b)	207,256
4,700	SBA Communications Corp. (b)	129,250
7,880	Sykes Enterprises, Inc. (b)	139,003
6,030	TTM Technologies, Inc. (b)	68,320
860	Viscount Systems, Inc. (b)	206

		1,536,750

	Telecommunications -- 6.1%
1,870	America Movil SA de CV ADR, Series L	84,561
3,306	American Tower Corp., Class A (b)	123,248
3,090	AT&T, Inc. (c)	110,468
4,800	InterDigital Communications Corp. (b)	161,040
9,660	Qwest Communications International, Inc. (b) (c)	80,854
16,860	RealNetworks, Inc. (b)	184,448
230	Telephone & Data Systems, Inc. Special Shares	11,408
1,900	Telus Corp.	84,873
3,760	Time Warner Telecom, Inc. Class A (b)	74,937

		915,837

	Utilities -- 0.6%
1,800	AES Corp. (b)	$ 39,672
1,250	Allegheny Energy, Inc. (b)	57,388

		97,060

	Total Common Stocks (Cost $10,857,476)	13,895,033

CASH EQUIVALENTS -- 7.9%
1,190,212	Huntington Money Market Fund, Interfund Shares*, 4.670% (d)	1,190,212

	Total Cash Equivalents (Cost $1,190,212)	1,190,212

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 17.0%
	Pool of various securities held for the Huntington Funds	2,570,940

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $2,570,940)	2,570,940

	Total Investments (Cost $14,618,628) (a) -- 116.7%	17,656,185

	Liabilities in Excess of Other Assets -- (16.7)%	(2,529,109)

	Net Assets -- 100.0%	$ 15,127,076

Huntington VA Rotating Markets Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2006

Asset Allocation	Percentage of Net Assets

United States of America	56.8%
Europe	28.5%
Asia	5.7%
Emerging Markets	2.6%
Cash[1]	4.7%
Canada	1.6%
Other Assets in Excess of Liabilities	0.1%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2006 (Audited)

Shares		Value

MUTUAL FUNDS -- 95.2%
1,200	DIAMONDS Trust Series I	$ 149,508
9,054	iShares Dow Jones Select Dividend Index Fund	640,480
6,400	iShares Dow Jones U.S. Telecommunications Sector Index Fund	189,760
17,955	iShares EAFE Index Fund	1,315,384
7,131	iShares MSCI Canada Index Fund	180,058
1,200	iShares MSCI Emerging Markets Index Fund	137,004
9,542	iShares MSCI EMU Index Fund	987,215
3,300	iShares MSCI Germany Index Fund	88,902
4,890	iShares MSCI Hong Kong Index Fund	78,093
2,650	iShares MSCI Italy Index Fund	88,007
2,500	iShares MSCI Mexico Index Fund	128,000
1,175	iShares MSCI Pacific ex-Japan Index Fund	147,157
9,940	iShares MSCI United Kingdom Index Fund	232,596
13,193	iShares Russell 1000 Index Fund	1,013,091
3,551	iShares Russell 3000 Value Index Fund	382,762
4,480	iShares Russell Midcap Value Index Fund	656,006
3,500	iShares S&P Global 100 Index Fund	259,420
1,550	iShares S&P Small Cap 600 BARRA Value Index Fund	116,777
3,911	iShares S&P Small Cap 600 Index Fund	258,243
3,799	MidCap SPDR Trust Series 1 Index Fund	555,186
11,400	Rydex S&P Equal Weight Index Fund	539,676

	Total Mutual Funds (Cost $6,142,245)	8,143,325

CASH EQUIVALENTS -- 4.7%
404,235	Huntington Money Market Fund, Interfund Shares* 4.670% (d)	$ 404,235

	Total Cash Equivalents (Cost $404,235)	404,235

	Total Investments (Cost $6,546,480) (a) -- 99.9%	8,547,560
	Other Assets in Excess of Liabilities -- 0.1%	10,456

	Net Assets -- 100.0%	$ 8,558,016

Huntington VA Situs Small Cap Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2006

Asset Allocation	Percentage of Net Assets

Technology	15.8%
Industrials	15.6%
Consumer Discretionary	14.6%
Health Care	12.0%
Energy	11.7%
Financials	9.4%
Cash[1]	8.3%
Materials	7.3%
Consumer Staples	2.1%
Utilities	1.9%
Telecommunications	1.1%
Other Assets in Excess of Liabilities	0.2%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2006 (Audited)

Shares		Value

COMMON STOCKS -- 91.5%
	Cayman Islands -- 2.7%
	Consumer Discretionary -- 2.7%
7,000	Garmin Ltd.	$ 389,620

	Finland -- 1.6%
	Industrials -- 1.6%
2,000	Cargotec Corp., Class B	111,136
2,100	Kone OYJ, Class B	119,021

		230,157

	Ireland -- 0.6%
	Consumer Staples -- 0.6%
3,500	Kerry Group PLC	87,450

	Japan -- 0.9%
	Industrials -- 0.4%
3,500	Sato Corp.	62,211

	Technology -- 0.5%
7,000	Furuno Electric Co. Ltd.	73,124

		135,335

	United Kingdom -- 0.8%
	Technology -- 0.8%
25,000	Halma PLC	112,813

	United States -- 84.9%
	Consumer Discretionary -- 11.9%
4,000	AnnTaylor Stores Corp. (b)	131,360
5,000	Audiovox Corp., Class A (b)	70,450
10,000	Brunswick Corp.	319,000
1,300	Columbia Sportswear Co.	72,410
1,000	Ennis, Inc.	24,460
	United States -- (continued)
	Consumer Discretionary -- (continued)
2,000	Fossil, Inc. (b)	$ 45,160
2,000	Hilb, Rogal & Hobbs Co.	84,240
1,000	Home Depot, Inc.	40,160
1,000	Jakks Pacific, Inc. (b)	21,840
3,000	Movado Group, Inc.	87,000
1,000	Philadelphia Consolidated Holding Corp. (b)	44,560
1,500	Polo Ralph Lauren Corp.	116,490
2,000	RENT-A-CENTER, Inc. (b)	59,020
11,000	ScanSource, Inc. (b)	334,400
1,000	Speedway Motorsports, Inc.	38,400
800	Toll Brothers, Inc. (b)	25,784
8,500	Urban Outfitters, Inc. (b)	195,755
350	West Marine, Inc. (b)	6,045

		1,716,534

	Consumer Staples -- 1.5%
5,100	Fresh Del Monte Produce, Inc.	76,041
5,200	Performance Food Group Co. (b)	143,728

		219,769

	Energy -- 11.7%
4,550	CARBO Ceramics, Inc.	170,034
8,000	Denbury Resources, Inc. (b)	222,320
12,000	Headwaters, Inc. (b)	287,520
1,744	Helix Energy Solutions Group, Inc. (b)	54,709
1,000	Houston Exploration Co. (b)	51,780
59	Hugoton Royalty Trust	1,451
3,000	Hydril Co. (b)	225,570
COMMON STOCKS -- (continued)
	United States -- (continued)
	Energy -- (continued)
2,000	National-Oilwell Varco, Inc. (b)	$ 122,360
4,000	Newfield Exploration Co. (b)	183,800
1,500	Oceaneering International, Inc. (b)	59,550
6,000	Pacific Ethanol, Inc. (b)	92,340
1,000	St Mary Land & Exploration Co.	36,840
3,000	TETRA Technologies, Inc. (b)	76,740
2,000	XTO Energy, Inc.	94,100

		1,679,114

	Financials -- 9.4%
4,250	Arch Capital Group Ltd. (b)	287,343
5,000	Bancshares of Florida, Inc. (b)	102,400
3,000	BB&T Corp.	131,790
10,200	Colonial Bancgroup, Inc.	262,548
6,500	Cullen/Frost Bankers, Inc.	362,830
3,000	Equity One, Inc.	79,980
2,000	WSFS Financial Corp.	133,860

		1,360,751

	Health Care -- 12.0%
2,000	Advanced Medical Optics, Inc. (b)	70,400
8,000	Albany Molecular Research (b)	84,480
4,650	Bio-Rad Laboratories, Inc., Class A (b)	383,718
8,000	Cerner Corp. (b)	364,000
6,500	Edwards Lifesciences Corp. (b)	305,760
1,000	Kindred Healthcare, Inc. (b)	25,250
10,000	Mentor Corp.	488,700
100	Par Pharmaceutical, Inc. (b)	2,237

		1,724,545

	Industrials -- 13.6%
1,000	Alliant Techsystems, Inc. (b)	78,190
7,500	Armor Holdings, Inc. (b)	411,374
7,500	Jacobs Engineering Group, Inc. (b)	611,550
1,000	Overseas Shipholding Group, Inc.	56,300
6,000	Precision Castparts Corp.	469,680
500	Ryder System, Inc.	25,530
6,500	Universal Forest Products, Inc.	303,030

		1,955,654

	Materials -- 7.3%
1,000	Albemarle Corp.	$ 71,800
1,000	Ceradyne, Inc. (b)	56,500
2,000	Commercial Metals Co.	51,600
1,000	Deckers Outdoor Corp. (b)	59,950
10,750	Florida Rock Industries	462,788
1,000	Quanex Corp.	34,590
2,000	Steel Technologies, Inc.	35,100
4,400	The Scotts Co., Class A	227,260
1,000	Trimble Navigation Ltd. (b)	50,730

		1,050,318

	Technology -- 14.5%
4,000	Black Box Corp.	167,960
20,000	Global Imaging Systems, Inc. (b)	439,000
3,000	Hutchinson Technology, Inc. (b)	70,710
6,000	Imation Corp.	278,580
10,000	Methode Electronics, Inc.	108,300
19,000	Red Hat, Inc. (b)	437,000
10,000	Standard Microsystems Corp. (b)	279,800
1,000	StarTek, Inc.	13,540
9,000	Transaction Systems Architects, Inc. (b)	293,130

		2,088,020

	Telecommunications -- 1.1%
7,300	General Communication, Inc., Class A (b)	114,829
3,000	XM Satellite Radio Holdings, Inc. (b)	43,350

		158,179

	Utilities -- 1.9%
4,000	Hawaiian Electric Industries, Inc.	108,600
6,000	UGI Corp.	163,680

		272,280

	Total Common Stocks (Cost $12,136,739)	13,180,539

CASH EQUIVALENTS -- 8.3%
1,197,609	Huntington Money Market Fund, Interfund Shares* 4.670% (d)	1,197,609

	Total Cash Equivalents (Cost $1,197,609)	1,197,609

	Total Investments (Cost $13,334,348) (a) -- 99.8%	14,378,148
	Other Assets in Excess of Liabilities -- 0.2%	23,447

	Net Assets -- 100.0%	$ 14,401,595

Huntington VA Mortgage Securities Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2006

Asset Allocation	Percentage of Net Assets

U.S. Government Mortgage Backed Agencies	68.0%
U.S. Government Agencies	11.1%
Cash[1]	8.9%
Real Estate Investment Trusts (Includes 8.0% Common Stock and 0.4% Preferred Stock)	8.4%
Collateralized Mortgage Obligations	2.5%
Other Assets in Excess of Liabilities	1.1%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2006 (Audited)

Principal Amount		Value

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES -- 68.0%
	Federal Home Loan Bank -- 4.0%
$ 75,915	Series 6B-2012, Class A, 5.125%, 4/25/12	$ 75,856
71,759	Series 7I-2012, Class A, 5.000%, 6/15/12	71,450
80,079	Series SK-2015, Class 1, 5.140%, 8/18/15	79,721
56,590	Series Z2-2013, Class A, 4.800%, 2/25/13	57,044

		284,071

	Federal Home Loan Mortgage Corporation -- 27.2%
93,463	Pool # 1G0865, 4.916%, 7/1/35	92,474
36,573	Pool # B18052, 4.500%, 3/1/15	35,778
98,217	Pool # C90779, 5.000%, 1/1/24	95,671
33,483	Pool # C90837, 5.500%, 6/1/24	33,338
99,598	Pool # C91000, 6.000%, 11/1/26	100,770
43,473	Pool # E96459, 5.000%, 5/1/18	42,820
157,530	Pool # G11792, 5.500%, 12/1/17	157,934
189,425	Pool # G12297, 6.000%, 7/1/21	192,034
37,242	Pool # G18008, 4.500%, 9/1/19	35,945
19,247	Pool # G18015, 4.500%, 10/1/19	18,576
92,216	Pool # J03237, 5.500%, 8/1/16	92,452
84,476	Pool # M80982, 5.000%, 7/1/12	83,721
92,977	Pool # M81004, 5.000%, 1/1/13	92,146
41,326	Pool # M90777, 4.500%, 1/1/08	41,040
32,702	Series 1994-23, Class PK, 6.000%, 5/25/10	32,909
42,648	Series 2548, Class HA, 4.500%, 1/15/10	42,167
129,843	Series 2770, Class TC, 4.000%, 1/15/18	124,988
74,578	Series 3046, Class YA, 5.000%, 2/15/19	73,717
	Federal Home Loan Mortgage Corporation -- (continued)
$ 178,981	Series R005, Class AB, 5.500%, 12/15/18	$ 178,569
176,947	Series R007, Class AC, 5.875%, 5/15/16	177,463
195,983	Series R009, Class AJ, 5.750%, 12/15/18	196,260

		1,940,772

	Federal National Mortgage Association -- 31.3%
103,003	Pool # 254442, 5.500%, 9/1/17	103,280
165,080	Pool # 254717, 4.500%, 4/1/13	161,834
31,346	Pool # 254908, 5.000%, 9/1/23	30,549
101,556	Pool # 254914, 4.500%, 9/1/13	99,494
53,791	Pool # 254955, 4.000%, 10/1/10	52,185
33,603	Pool # 255224, 4.000%, 5/1/11	32,460
19,042	Pool # 255360, 5.000%, 8/1/24	18,546
78,569	Pool # 255711, 5.500%, 4/1/25	78,114
79,667	Pool # 255745, 5.500%, 5/1/25	79,206
81,092	Pool # 255767, 5.500%, 6/1/25	80,623
80,716	Pool # 255807, 5.500%, 8/1/20	80,727
63,871	Pool # 255808, 5.000%, 7/1/25	62,173
91,064	Pool # 256116, 6.000%, 2/1/26	92,079
86,205	Pool # 357771, 5.000%, 5/1/25	83,914
34,060	Pool # 721540, 5.000%, 7/1/33	32,958
187,808	Pool # 745418, 5.500%, 4/1/36	185,721
159,500	Pool # 746683, 5.500%, 10/1/33	157,924
98,582	Pool # 786457, 5.288%, 7/1/34	97,949
79,612	Pool # 845573, 5.640%, 2/1/36	79,982
200,000	Pool # 903812, 5.500%, 12/1/36	197,709
241,706	Pool #254501, 5.500%, 9/1/22	240,677
Principal Amount or Shares		Value
U.S. GOVERNMENT MORTGAGE BACKED AGENCIES -- (continued)
	Federal National Mortgage Association -- (continued)
$ 97,200	Series 1999-13, Class PH, 6.000%, 4/25/29	$ 97,683
42,058	Series 2003-15, Class P, 5.000%, 12/25/26	41,921
50,000	Series 2672, Class GH, 5.500%, 8/15/31	49,405

		2,237,113

	Government National Mortgage Association -- 5.5%
24,375	Pool # 3571, 6.500%, 6/20/34	24,923
29,731	Pool # 3590, 5.500%, 8/20/19	29,759
18,011	Pool # 3637, 5.500%, 11/20/34	17,896
78,858	Pool # 3708, 5.500%, 5/20/20	78,898
65,358	Pool # 3710, 5.000%, 5/20/35	63,325
93,093	Pool # 3741, 4.500%, 8/20/20	89,908
87,431	Pool # 650348, 5.500%, 11/15/35	87,059

		391,768

	Total U.S. Government Mortgage Backed Agencies (Cost $4,878,803)	4,853,724

U.S. GOVERNMENT AGENCIES -- 11.1%
	Federal Home Loan Bank -- 6.9%
500,000	5.140%, 1/22/07	498,287

	Federal Home Loan Mortgage Corporation -- 1.4%
100,000	4.000%, 4/8/11	96,507

	Federal National Mortgage Association -- 2.8%
100,000	5.000%, 3/2/15	98,862
100,000	5.600%, 2/8/16	99,554

		198,416

	Total U.S. Government Agencies (Cost $796,224)	793,210

PREFERRED STOCKS -- 0.4%
	Real Estate Investment Trusts -- 0.4%
100	Equity Office, 5.250%, Series B	6,741
300	Simon Property Group, 6.000%	24,420

	Total Preferred Stocks (Cost $26,769)	31,161

COMMON STOCKS -- 8.0%
	Real Estate Investment Trusts -- 8.0%
100	Acadia Realty Trust	2,502
300	Alexandria Real Estate Equities, Inc.	30,120
500	AMB Property Corp.	29,305
600	American Campus Communities, Inc.	17,082
100	Avalonbay Communities, Inc.	13,005
100	Boston Properties, Inc.	11,188
600	Brandywine Realty Trust	19,950
400	Bre Properties, Class A	26,008
300	CBL & Associates Properties, Inc.	13,005
100	Cedarshopping Centers INC.	1,591
100	Developers Diversified Realty Corp.	6,295
600	Digital Reality Trust	20,538
Shares		Value
	Real Estate Investment Trusts -- (continued)
300	Duke Realty Corp.	$ 12,270
100	EastGroup Properties, Inc.	5,356
200	Equity Lifestyle Properties, Inc.	10,886
100	Equity Office Properties Trust	4,817
300	Equity Residential Properties Trust	15,225
100	Essex Property Trust, Inc.	12,925
600	General Growth Properties, Inc.	31,338
500	Health Care Property Investors, Inc.	18,410
200	Home Properties, Inc.	11,854
300	Hospitality Properties Trust	14,259
500	Host Hotels & Resorts, Inc.	12,275
400	Kimco Realty Corp.	17,980
300	Mack-Cali Realty Corp.	15,300
300	Maguire Properties, Inc.	12,000
500	National Retail Properties Inc	11,475
500	Nationwide Health Properties, Inc.	15,110
200	New Plan Excel Realty Trust	5,496
100	Pennsylvania Real Estate Investment Trust	3,938
500	ProLogis	30,385
200	Public Storage, Inc.	19,500
500	Realty Income Corp.	13,850
200	Reckson Associates Realty Corp.	9,120
300	Sunstone Hotel Investors, Inc.	8,019
400	Tanger Factory Outlet Centers, Inc.	15,632
200	U-STORE-IT Trust	4,110
200	United Dominion Realty Trust, Inc.	6,358
300	Ventas, Inc.	12,696
100	Vornado Realty Trust	12,150
300	Weingarten Realty Investors	13,833

	Total Common Stocks (Cost $465,031)	567,156

COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.5%
178,711	CitiCorp Mortgage Securities, Inc., Series 2005-7, Class 1A1, 5.500%,10/25/35	177,209

	Total Collateralized Mortgage Obligations (Cost $176,903)	177,209

CASH EQUIVALENTS -- 8.9%
632,916	Huntington Money Market Fund, Interfund Shares* 4.670% (d)	632,916

	Total Cash Equivalents (Cost $632,916)	632,916

	Total Investments (Cost $6,976,646) (a) -- 98.9%	7,055,376
	Other Assets in Excess of Liabilities -- 1.1%	76,225

	Net Assets -- 100.0%	$ 7,131,601

See Notes to Portfolio of Investments on page 33.

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Notes to Portfolio of Investments

(a) See Notes to Financial Statements for unrealized appreciation (depreciation) of securities.

(b) Non-income producing security.

(c) All or part of the security was on loan as of December 31, 2006.

(d) Rate disclosed is the seven day yield as of December 31, 2006.

* Affiliated

The categories of investments are shown as a percentage of net assets.

The following abbreviations are used in the Portfolio of Investments:

ADR	--	American Depositary Receipt
AMEX	--	American Stock Exchange
EAFE	--	Europe, Australasia and Far East
EMU	--	European Monetary Union
MSCI	--	Morgan Stanley Capital International
S&P	--	Standard & Poor’s
SPDR	--	Standard & Poor’s Depositary Receipt

Huntington Funds

Statements of Assets and Liabilities
December 31, 2006

	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund

Assets:
Investments, at value(1)	$ 59,708,177	$ 25,938,940	$ 48,619,070	$ 6,754,592	$ 9,902,377
Investment in affiliated securities, at value	2,504,742	327,255	638,597	--	202,515

Total Investments	62,212,919	26,266,195	49,257,667	6,754,592	10,104,892
Cash	--	--	--	875,008	--
Foreign currency, at value (cost $0; $0; $0; $6,828 and $0)	--	--	--	6,752	--
Income receivable	155,159	32,803	62,673	11,568	8,065
Receivable for shares sold	4,690	5,525	44,306	21,437	32,213
Receivable from adviser	--	--	--	329	--
Prepaid expenses and other assets	4,485	3,856	3,861	3,444	3,548

Total assets	62,377,253	26,308,379	49,368,507	7,673,130	10,148,718
Liabilities:
Options written, at value (premiums received $0; $0; $362,350; $0; $0; $0; $0; $0; $0 and $0)	--	--	521,055	--	--
Payable for return of collateral received for securities on loan	8,652,210	5,095,284	10,193,662	--	--
Accrued expenses and other payables
Investment adviser fees	27,079	10,803	19,532	3,602	5,127
Administration fees	2,690	1,043	1,892	420	512
Sub-Administration fees	3,403	1,388	2,503	391	641
Custodian fees	1,173	468	846	360	222
Financial Administration fees	2,200	1,009	1,657	751	713
Trustees’ fees	948	414	734	104	180
Compliance Service fees	343	137	248	46	65
Other	16,474	6,826	12,325	1,412	2,917

Total liabilities	8,706,520	5,117,372	10,754,454	7,086	10,377

Net Assets	$ 53,670,733	$ 21,191,007	$ 38,614,053	$ 7,666,044	$ 10,138,341

Net Assets Consists of:
Paid in capital	$ 45,604,981	$ 18,128,028	$ 30,400,989	$ 6,478,825	$ 8,950,201
Net unrealized appreciation of investments, options and translation of assets and liabilities denominated in foreign currency	3,598,462	2,972,226	6,467,580	1,171,173	356,309
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	2,575,120	(5,590)	1,006,448	16,164	788,578
Accumulated net investment income	1,892,170	96,343	739,036	(118)	43,253

Total Net Assets	$ 53,670,733	$ 21,191,007	$ 38,614,053	$ 7,666,044	$ 10,138,341

Shares Outstanding	3,943,702	2,228,399	3,059,396	486,717	820,340

Net Asset Value Per Share
(Net asset value, offering and redemption price per share)	$ 13.61	$ 9.51	$ 12.62	$ 15.75	$ 12.36

Investments, at cost	$ 58,614,457	$ 23,293,969	$ 42,631,382	$ 5,583,343	$ 9,748,583

(1) Includes securities on loan of $8,348,679; $4,922,886; $9,725,122; $0 and $0.

Huntington Funds

Statements of Assets and Liabilities
December 31, 2006

	Huntington VA Mid Corp America Fund	Huntington VA New Economy Fund	Huntington VA Rotating Markets Fund	Huntington VA Situs Small Cap Fund	Huntington VA Mortgage Securities Fund

Assets:
Investments, at value(1)	$ 32,759,294	$ 16,465,973	$ 8,143,325	$ 13,180,539	$ 6,422,460
Investment in affiliated securities, at value	3,591,738	1,190,212	404,235	1,197,609	632,916

Total Investments	36,351,032	17,656,185	8,547,560	14,378,148	7,055,376
Cash	3	629	808	140	--
Income receivable	35,734	21,266	4,080	10,153	31,129
Receivable for shares sold	24,679	31,973	10,615	24,165	47,087
Receivable from adviser	--	--	--	39	1,236
Prepaid expenses and other assets	3,924	3,420	3,562	3,121	3,477

Total assets	36,415,372	17,713,473	8,566,625	14,415,766	7,138,305
Liabilities:
Payable for return of collateral received for securities on loan	7,571,441	2,570,940	--	--	--
Accrued expenses and other payables
Investment adviser fees	14,743	7,681	4,300	7,281	3,207
Administration fees	1,443	786	431	770	354
Sub-Administration fees	1,874	942	537	868	367
Custodian fees	639	333	186	297	139
Financial Administration fees	1,582	1,059	530	840	1,051
Trustees’ fees	530	282	149	248	103
Compliance Service fees	187	97	55	92	41
Other	9,065	4,277	2,421	3,775	1,442

Total liabilities	7,601,504	2,586,397	8,609	14,171	6,704

Net Assets	$ 28,813,868	$ 15,127,076	$ 8,558,016	$ 14,401,595	$ 7,131,601

Net Assets Consists of:
Paid in capital	$ 20,745,404	$ 11,720,293	$ 6,022,826	$ 13,255,711	$ 6,870,243
Net unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currency	7,539,946	3,037,557	2,001,080	1,043,800	78,730
Accumulated net realized gain on investments and foreign currency transactions	351,953	338,258	452,797	102,084	1,032
Accumulated net investment income (loss)	176,565	30,968	81,313	--	181,596

Total Net Assets	$ 28,813,868	$ 15,127,076	$ 8,558,016	$ 14,401,595	$ 7,131,601

Shares Outstanding	1,656,192	856,693	587,333	997,366	640,391

Net Asset Value Per Share
(Net asset value, offering and redemption price per share)	$ 17.40	$ 17.66	$ 14.57	$ 14.44	$ 11.14

Investments, at cost	$ 28,811,086	$ 14,618,628	$ 6,546,480	$ 13,334,348	$ 6,976,646

(1) Includes securities on loan of $0; $7,327,399; $2,468,765; $0; $0 and $0.

Huntington Funds

Statements of Operations
Year Ended December 31, 2006

	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund

Investment Income:
Dividend income	$ 2,331,301	$ 280,930	$ 1,067,706	$ 100,120 (1)	$ 133,247
Dividend income from affiliated securities	320	42	82	--	26
Interest income	--	--	49	--	--
Income from securities lending	7,320	3,534	6,011	--	--

Total investment income	2,338,941	284,506	1,073,848	100,120	133,273

Expenses:
Investment adviser fees	291,411	121,567	219,239	26,296	54,848
Administration fees	41,284	17,222	31,059	3,725	7,770
Sub-Administration fees	24,285	10,131	18,270	2,191	4,571
Custodian fees	12,627	5,268	9,500	2,296	2,377
Transfer and dividend disbursing agent fees and expenses	14,033	5,856	10,584	1,261	2,633
Trustees’ fees	2,863	1,217	2,168	261	538
Auditing fees	6,988	3,143	5,484	395	1,264
Legal fees	3,023	1,241	2,242	301	568
Financial Administration fees	24,080	11,493	18,392	5,107	7,241
Printing and postage	19,038	6,260	11,324	1,326	2,814
Insurance premiums	4,205	3,713	4,282	3,008	3,220
Compliance Services fee	1,343	558	1,011	126	253
Other	1,591	669	1,203	444	307

Total expenses	446,771	188,338	334,758	46,737	88,404

Reimbursements:
Reimbursements from adviser	--	--	--	(4,009)	--

Net expenses	446,771	188,338	334,758	42,728	88,404

Net investment income (loss)	1,892,170	96,168	739,090	57,392	44,869

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain on investment transactions	2,672,303	3,153	1,967,466	42,312	808,461
Net realized (loss) on option transactions	--	--	(320,609)	--	--
Net realized (loss) on foreign currency transactions	--	--	--	(1,240)	--

Net realized gain on investments, options and translation of assets and liabilities in foreign currency	2,672,303	3,153	1,646,857	41,072	808,461
Net realized gain distributions from investment company shares	--	--	--	7,487	--
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	2,950,662	1,436,151	1,968,203	932,098	(246,683)

Net realized and unrealized gain on investments, options and translation of assets and liabilities in foreign currency	5,622,965	1,439,304	3,615,060	980,657	561,778

Change in net assets resulting from operations	$ 7,515,135	$ 1,535,472	$ 4,354,150	$ 1,038,049	$ 606,647

(1) Net of foreign dividend taxes withheld of $603.

Huntington Funds

Statements of Operations
Year Ended December 31, 2006

	Huntington VA Mid Corp America Fund	Huntington VA New Economy Fund	Huntington VA Rotating Markets Fund	Huntington VA Situs Small Cap Fund	Huntington VA Mortgage Securities Fund

Investment Income:
Dividend income	$ 421,352	$ 152,118	$ 154,222	$ 110,931	$ 27,345
Dividend income from affiliated securities	460	152	52	153	81
Interest income	--	--	--	--	198,869
Income from securities lending	6,331	3,519	--	--	--

Total investment income	428,143	155,789	154,274	111,084	226,295

Expenses:
Investment adviser fees	162,421	78,087	45,313	69,937	27,282
Administration fees	23,010	11,063	6,419	9,908	3,865
Sub-Administration fees	13,535	6,507	3,776	5,828	2,274
Custodian fees	7,038	3,384	1,963	3,031	1,182
Transfer and dividend disbursing agent fees and expenses	7,810	3,741	2,179	3,363	1,308
Trustees’ fees	1,602	785	443	699	275
Auditing fees	4,033	1,761	1,103	1,349	532
Legal fees	1,685	811	470	760	301
Financial Administration fees	16,737	10,570	5,134	8,185	10,442
Printing and postage	8,350	4,003	2,321	3,602	1,397
Insurance premiums	3,710	3,512	3,375	3,262	2,995
Compliance Services fee	750	361	210	327	128
Other	897	436	255	399	154

Total expenses	251,578	125,021	72,961	110,650	52,135

Reimbursements:
Reimbursements from adviser	--	--	--	(39)	(7,172)

Net expenses	251,578	125,021	72,961	110,611	44,963

Net investment income	176,565	30,768	81,313	473	181,332

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investment transactions	351,953	338,258	452,797	227,491	4,049
Net realized (loss) on foreign currency transactions	--	--	--	(3,482)	--

Net realized gain on investments, options and translation of assets and liabilities in foreign currency	351,953	338,258	452,797	224,009	4,049
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	1,365,242	907,488	828,314	312,822	90,982

Net realized and unrealized gain on investments and translation of assets and liabilities in foreign currency	1,717,195	1,245,746	1,281,111	536,831	95,031

Change in net assets resulting from operations	$ 1,893,760	$ 1,276,514	$ 1,362,424	$ 537,304	$ 276,363

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Dividend Capture Fund		Huntington VA Growth Fund		Huntington VA Income Equity Fund

	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005

Increase in Net Assets
Operations:
Net investment income	$ 1,892,170	$ 1,674,502	$ 96,168	$ 84,462	$ 739,090	$ 708,376
Net realized gain on investment and option transactions	2,672,303	1,023,116	3,153	234,355	1,646,857	1,026,383
Net change in unrealized appreciation/depreciation of investments and options	2,950,662	(1,261,695)	1,436,151	(164,978)	1,968,203	(698,385)

Change in net assets resulting from operations	7,515,135	1,435,923	1,535,472	153,839	4,354,150	1,036,374

Distributions to Shareholders:
From net investment income	(1,674,502)	(1,152,185)	(84,462)	(89,380)	(708,376)	(526,840)
From net realized gains	(1,099,175)	(1,753,704)	(234,355)	(5,501)	(1,067,128)	--

Change in net assets resulting from distributions to shareholders	(2,773,677)	(2,905,889)	(318,817)	(94,881)	(1,775,504)	(526,840)

Change in net assets resulting from capital transactions	4,735,251	13,881,730	46	1,982,459	698,010	3,479,498

Change in net assets	9,476,709	12,411,764	1,216,701	2,041,417	3,276,656	3,989,032
Net Assets:
Beginning of period	44,194,024	31,782,260	19,974,306	17,932,889	35,337,397	31,348,365

End of period	$ 53,670,733	$ 44,194,024	$ 21,191,007	$ 19,974,306	$ 38,614,053	$ 35,337,397

Accumulated net investment income included in net assets at end of period	$ 1,892,170	$ 1,674,502	$ 96,343	$ 84,637	$ 739,036	$ 708,376

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA International Equity Fund		Huntington VA Macro 100 Fund		Huntington VA Mid Corp America Fund

	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005

Increase in Net Assets
Operations:
Net investment income	$ 57,392	$ 9,806	$ 44,869	$ 14,450	$ 176,565	$ 105,600
Net realized gain on investment and foreign currency transactions	48,559	5,573	808,461	84,844	351,953	322,968
Net change in unrealized appreciation/depreciation of investments and translation of assets denominated in foreign currency	932,098	198,549	(246,683)	448,739	1,365,242	2,223,061

Change in net assets resulting from operations	1,038,049	213,928	606,647	548,033	1,893,760	2,651,629

Distributions to Shareholders:
From net investment income	(54,689)	(10,210)	(14,450)	(10,780)	(105,600)	(22,779)
From net realized gains	(34,790)	(3,923)	(105,627)	--	(322,968)	(30,259)

Change in net assets resulting from distributions to shareholders	(89,479)	(14,133)	(120,077)	(10,780)	(428,568)	(53,038)

Change in net assets resulting from capital transactions	4,556,859	1,557,923	1,902,976	4,887,685	2,134,150	4,811,419

Change in net assets	5,505,429	1,757,718	2,389,546	5,424,938	3,599,342	7,410,010
Net Assets:
Beginning of period	2,160,615	402,897	7,748,795	2,323,857	25,214,526	17,804,516

End of period	$ 7,666,044	$ 2,160,615	$ 10,138,341	$ 7,748,795	$ 28,813,868	$ 25,214,526

Accumulated net investment income (loss) included in net assets at end of period	$ (118)	$ (167)	$ 43,253	$ 14,466	$ 176,565	$ 105,600

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA New Economy Fund		Huntington VA Rotating Markets Fund		Huntington VA Situs Small Cap Fund

	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005

Increase in Net Assets
Operations:
Net investment income (loss)	$ 30,768	$ 14,600	$ 81,313	$ 47,074	$ 473	$ (7,774)
Net realized gain on investment and foreign currency transactions	338,258	180,846	452,797	262,242	224,009	90,540
Net change in unrealized appreciation/depreciation of investments and translation of assets denominated in foreign currency	907,488	896,152	828,314	296,056	312,822	628,095

Change in net assets resulting from operations	1,276,514	1,091,598	1,362,424	605,372	537,304	710,861

Distributions to Shareholders:
From net investment income	(14,400)	--	(47,074)	(40,588)	(8,863)	(366)
From net realized gains	(180,902)	(7,097)	(254,062)	(124,902)	(159,616)	(39,417)

Change in net assets resulting from distributions to shareholders	(195,302)	(7,097)	(301,136)	(165,490)	(168,479)	(39,783)

Change in net assets resulting from capital transactions	3,308,497	3,772,009	649,708	254,949	6,029,494	6,013,607

Change in net assets	4,389,709	4,856,510	1,710,996	694,831	6,398,319	6,684,685
Net Assets:
Beginning of period	10,737,367	5,880,857	6,847,020	6,152,189	8,003,276	1,318,591

End of period	$ 15,127,076	$ 10,737,367	$ 8,558,016	$ 6,847,020	$ 14,401,595	$ 8,003,276

Accumulated net investment income (loss) included in net assets at end of period	$ 30,968	$ 14,600	$ 81,313	$ 47,074	$ --	$ --

Huntington Funds

Statement of Changes in Net Assets

	Huntington VA Mortgage Securities Fund

	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005

Increase in Net Assets
Operations:
Net investment income	$ 181,332	$ 51,015
Net realized gain (loss) on investment transactions	4,049	(198)
Net change in unrealized appreciation/depreciation of investments	90,982	(22,790)

Change in net assets resulting from operations	276,363	28,027

Distributions to Shareholders:
From net investment income	(52,721)	(8,175)
From net realized gains	--	--

Change in net assets resulting from distributions to shareholders	(52,721)	(8,175)

Change in net assets resulting from capital transactions	3,700,026	2,780,838

Change in net assets	3,923,668	2,800,690
Net Assets:
Beginning of period	3,207,933	407,243

End of period	$ 7,131,601	$ 3,207,933

Accumulated net investment income included in net assets at end of period	$ 181,596	$ 52,721

Huntington Funds

Financial Highlights
(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Total Distributions

Huntington VA Dividend Capture Fund
2002	$ 10.15	0.33	(0.33)	--	(0.34)	--	(0.34)
2003	$ 9.81	0.33	1.76	2.09	(0.36)	--	(0.36)
2004	$ 11.54	0.47	1.10	1.57	(0.01)	(0.16)	(0.17)
2005	$ 12.94	0.39	0.07	0.46	(0.39)	(0.60)	(0.99)
2006	$ 12.41	0.47	1.49	1.96	(0.46)	(0.30)	(0.76)
Huntington VA Growth Fund
2002	$ 9.22	--	(1.90)	(1.90)	--	--	--
2003	$ 7.32	0.02	1.15	1.17	(0.02)	--	(0.02)
2004	$ 8.47	0.04	0.44	0.48	-- (6)	--	--
2005	$ 8.95	0.04	0.02	0.06	(0.04)	-- (6)	(0.04)
2006	$ 8.97	0.04	0.65	0.69	(0.04)	(0.11)	(0.15)
Huntington VA Income Equity Fund
2002	$ 10.10	0.23	(1.22)	(0.99)	(0.23)	--	(0.23)
2003	$ 8.88	0.20	1.43	1.63	(0.20)	--	(0.20)
2004	$ 10.31	0.20	1.20	1.40	--	(0.09)	(0.09)
2005	$ 11.62	0.23	0.12	0.35	(0.19)	--	(0.19)
2006	$ 11.78	0.24	1.20	1.44	(0.24)	(0.36)	(0.60)
Huntington VA International Equity Fund
2004(5)	$ 10.00	0.03	1.10	1.13	(0.06)	--	(0.06)
2005	$ 11.07	0.06	1.62	1.68	(0.06)	(0.02)	(0.08)
2006	$ 12.67	0.13	3.14	3.27	(0.11)	(0.08)	(0.19)
Huntington VA Macro 100 Fund
2004(5)	$ 10.00	0.05	1.08	1.13	--	--	--
2005	$ 11.13	(0.01)	0.58	0.57	(0.02)	--	(0.02)
2006	$ 11.68	0.05	0.79	0.84	(0.02)	(0.14)	(0.16)
Huntington VA Mid Corp America Fund
2002	$ 11.15	--	(1.45)	(1.45)	--	--	--
2003	$ 9.70	0.01	2.86	2.87	(0.01)	(0.01)	(0.02)
2004	$ 12.55	0.02	2.10	2.12	-- (6)	--	--
2005	$ 14.67	0.07	1.79	1.86	(0.02)	(0.02)	(0.04)
2006	$ 16.49	0.11	1.07	1.18	(0.07)	(0.20)	(0.27)
Huntington VA New Economy Fund
2002	$ 10.90	(0.02)	(1.47)	(1.49)	--	--	--
2003	$ 9.41	(0.02)	2.99	2.97	--	--	--
2004	$ 12.38	(0.03)	2.31	2.28	--	(0.28)	(0.28)
2005	$ 14.38	0.02	1.88	1.90	--	(0.01)	(0.01)
2006	$ 16.27	0.04	1.62	1.66	(0.02)	(0.25)	(0.27)
Huntington VA Rotating Markets Fund
2002	$ 10.45	(0.01)	(1.57)	(1.58)	--	--	--
2003	$ 8.87	0.06	2.10	2.16	--	--	--
2004	$ 11.03	0.07	1.17	1.24	(0.05)	(0.33)	(0.38)
2005	$ 11.89	0.09	1.04	1.13	(0.08)	(0.24)	(0.32)
2006	$ 12.70	0.14	2.29	2.43	(0.09)	(0.47)	(0.56)
Huntington VA Situs Small Cap Fund
2004(5)	$ 10.00	(0.01)	1.98	1.97	--	--	--
2005	$ 11.97	(0.01)	2.07	2.06	-- (6)	(0.08)	(0.08)
2006	$ 13.95	-- (6)	0.68	0.68	(0.01)	(0.18)	(0.19)

(1) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(2) Not annualized.

(3) Computed on annualized basis.

(4) Does not include the effect of expenses of underlying funds.

(5) Reflects operations for the period from May 3, 2004 (commencement of operations) to December 31, 2004.

(6) Amount is less than $0.005.

(7) The major cause of increase to portfolio turnover was changes made to the portfolio by the management team based upon changing macroeconomic fundamentals.

Huntington Funds

Financial Highlights
(For a share outstanding throughout each period)

Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

$ 9.81	(0.05)%	1.12%	5.89%	2.23%	4.78%	$ 3,396	70%
$ 11.54	21.36%	1.00%	5.22%	1.01%	5.21%	$ 17,360	87%
$ 12.94	13.75%	0.95%	4.72%	0.95%	4.72%	$ 31,782	88%
$ 12.41	3.59%	0.93%	4.41%	0.93%	4.41%	$ 44,194	111%
$ 13.61	16.59%	0.92%	3.90%	0.92%	3.90%	$ 53,671	94%

$ 7.32	(20.56)%	1.02%	0.14%	1.58%	(0.42)%	$ 3,654	2%
$ 8.47	15.95%	1.00%	0.32%	1.00%	0.32%	$ 12,065	4%
$ 8.95	5.67%	0.95%	0.59%	0.95%	0.59%	$ 17,933	11%
$ 8.97	0.72%	0.95%	0.45%	0.95%	0.45%	$ 19,974	15%
$ 9.51	7.76%	0.93%	0.48%	0.93%	0.48%	$ 21,191	19%

$ 8.88	(9.96)%	1.11%	2.81%	1.54%	2.38%	$ 8,712	4%
$ 10.31	18.43%	1.00%	2.63%	1.00%	2.63%	$ 21,232	97%
$ 11.62	13.66%	0.93%	2.00%	0.93%	2.00%	$ 31,348	47%
$ 11.78	2.98%	0.93%	2.15%	0.93%	2.15%	$ 35,337	53%
$ 12.62	12.59%	0.92%	2.03%	0.92%	2.03%	$ 38,614	73%

$ 11.07	11.26%(2)	1.00%(3)	0.56%(3)	1.76%(3)	(0.20)%(3)	$ 403	31%
$ 12.67	15.21%	1.00%	0.96%	1.78%	0.18%	$ 2,161	7%
$ 15.75	25.84%	0.97%	1.31%	1.06%	1.22%	$ 7,666	10%

$ 11.13	11.30%(2)	1.00%(3)	1.62%(3)	1.05%(3)	1.57%(3)	$ 2,324	1%
$ 11.68	5.14%	1.00%	0.28%	1.04%	0.23%	$ 7,749	82%
$ 12.36	7.26%	0.97%	0.49%	0.97%	0.49%	$ 10,138	213%(7)

$ 9.70	(13.00)%	1.15%	(0.10)%	2.10%	(1.05)%	$ 3,106	3%
$ 12.55	29.63%	1.00%	0.20%	1.00%	0.20%	$ 10,352	25%
$ 14.67	16.91%	0.95%	0.17%	0.95%	0.17%	$ 17,805	10%
$ 16.49	12.67%	0.95%	0.49%	0.95%	0.49%	$ 25,215	7%
$ 17.40	7.24%	0.93%	0.65%	0.93%	0.65%	$ 28,814	8%

$ 9.41	(13.67)%	1.21%	(0.44)%	3.38%	(2.61)%	$ 755	20%
$ 12.38	31.56%	1.00%	(0.28)%	1.05%	(0.33)%	$ 2,998	80%
$ 14.38	18.75%	0.98%	(0.31)%	0.98%	(0.31)%	$ 5,881	18%
$ 16.27	13.24%	1.00%	0.18%	1.02%	0.16%	$ 10,737	49%
$ 17.66	10.28%	0.96%	0.24%	0.96%	0.24%	$ 15,127	51%

$ 8.87	(15.12)%	1.21%(4)	(0.20)%(4)	3.33%(4)	(2.32)%(4)	$ 930	113%
$ 11.03	24.35%	1.00%(4)	1.02%(4)	1.06%(4)	0.96%(4)	$ 4,219	151%
$ 11.89	11.63%	0.98%(4)	0.77%(4)	0.98%(4)	0.77%(4)	$ 6,152	81%
$ 12.70	9.66%	1.00%(4)	0.75%(4)	1.00%(4)	0.75%(4)	$ 6,847	44%
$ 14.57	19.61%	0.97%(4)	1.08%(4)	0.97%(4)	1.08%(4)	$ 8,558	31%

$ 11.97	19.70%(2)	1.00%(3)	(0.19)%(3)	1.19%(3)	(0.38)%(3)	$ 1,319	3%
$ 13.95	17.18%	0.99%	(0.19)%	1.05%	(0.25)%	$ 8,003	10%
$ 14.44	4.84%	0.95%	0.01%	0.95%	0.01%	$ 14,402	17%

Huntington Funds

Financial Highlights
(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Total Distributions	Net Asset Value, End of Period

Huntington VA Mortgage Securities Fund
2004(2)	$ 10.00	0.18	0.41	0.59	--	--	$ 10.59
2005	$ 10.59	0.37(5)	(0.24)	0.13	(0.07)	(0.07)	$ 10.65
2006	$10.65	0.43(5)	0.20	0.63	(0.14)	(0.14)	$11.14

(1) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(2) Reflects operations for the period from May 3, 2004 (commencement of operations) to December 31, 2004.

(3) Not annualized.

(4) Computed on annualized basis.

(5) Per share net investment income (loss) has been calculated using the average daily shares method.

Huntington Funds

Financial Highlights
(For a share outstanding throughout each period)

Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

5.90%(3)	1.00%(4)	3.42%(4)	1.33%(4)	3.09%(4)	$ 407	51%
1.25%	1.00%	3.53%	1.50%	3.03%	$ 3,208	19%
5.89%	0.99%	3.99%	1.15%	3.83%	$7,132	36%

Huntington Funds

Notes to Financial Statements
December 31, 2006

(1) Organization

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). The Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds on June 23, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust operates 29 separate series, or mutual funds, each with its own investment objective and strategy. This report contains financial statements and financial highlights of the funds listed below (each individually referred to as “Fund,” or collectively as the “Funds”):

Huntington VA Dividend Capture Fund (VA Dividend Capture Fund)
Huntington VA Growth Fund (VA Growth Fund)
Huntington VA Income Equity Fund (VA Income Equity Fund)
Huntington VA International Equity Fund (VA International Equity Fund)
Huntington VA Macro 100 Fund (VA Macro 100 Fund)
Huntington VA Mid Corp America Fund (VA Mid Corp America Fund)
Huntington VA New Economy Fund (VA New Economy Fund)
Huntington VA Rotating Markets Fund (VA Rotating Markets Fund)
Huntington VA Situs Small Cap Fund (VA Situs Small Cap Fund)
Huntington VA Mortgage Securities Fund (VA Mortgage Securities Fund)

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares (“Shares”) are held.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Funds are not offered directly to the public, but pursuant to an exemptive order granted by the Securities and Exchange Commission and procedures adopted by the Trust’s Board of Trustees (the “Trustees”), they are sold only to separate accounts of Hartford Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company, and Transamerica Life Insurance Company for use with their respective variable insurance contracts and policies.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuations

The price at which the Funds will offer or redeem Shares is the net asset value (“NAV”) per Share next determined after the order is considered received. In computing NAV, current market value is used to value portfolio securities with respect to which market quotations are readily available. Pursuant to policies approved by the Trustees, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events as described below. U.S. government obligations held by the VA Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (“NYSE”), (generally 4:00 p.m., Eastern Time), on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security at issue (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

The Funds may use the fair value of a security to calculate its NAV when a market price is not readily available, such as when: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ investment adviser, Huntington Asset Advisors, Inc. (“Advisor”), determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. Since the VA International Equity Fund invests primarily in foreign securities, it is most likely to be affected by this fair valuation methodology. Since the VA Situs Small Cap Fund invests some of its assets in foreign securities, it may be affected, although to a lesser extent.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

B. Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ Advisor to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually for the Funds. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. foreign currency gain/loss, paydowns, distributions and income received from pass through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The Funds may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from the REITS during the year, which are known to be return of capital, are recorded as reduction to the cost of the individual REIT.

D. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. In addition to complying with the federal tax requirements applicable to regulated investment companies, the Funds also plan to comply with certain diversification standards applicable to underlying assets of variable annuity contracts in order to avoid taxation on the variable contract owners with respect to earnings allocable to the contract from investments in the Funds.

Withholding taxes on foreign interest, dividends and capital gains with respect to VA International Equity Fund, and VA Situs Small Cap Fund have been provided for in accordance with each Fund’s applicable country’s tax rules and rates.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation

VA Dividend Capture Fund	$ 58,637,608	$ 4,003,698	$ (428,387)	$ 3,575,311
VA Growth Fund	23,302,537	3,571,402	(607,744)	2,963,658
VA Income Equity Fund	42,912,016	6,613,287	(267,636)	6,345,651
VA International Equity Fund	5,587,809	1,177,066	(10,283)	1,166,783
VA Macro 100 Fund	9,767,616	554,854	(217,578)	337,276
VA Mid Corp America Fund	28,811,086	7,677,306	(137,360)	7,539,946
VA New Economy Fund	14,615,703	3,311,764	(271,282)	3,040,482
VA Rotating Markets Fund	6,546,481	2,001,080	--	2,001,080
VA Situs Small Cap Fund	13,334,348	1,734,072	(690,272)	1,043,800
VA Mortgage Securities Fund	6,976,646	116,632	(37,902)	78,730

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund had a deferred post October capital loss, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007:

Fund	Post-October Losses

VA Mortgage Securities Fund	$ (898)

The tax character of distributions paid during the fiscal year ended December 31, 2006, was as follows:

	Distributions Paid From

Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid

VA Dividend Capture Fund	$ 2,046,943	$ 726,734	$ 2,773,677	$ 2,773,677
VA Growth Fund	100,751	218,066	318,817	318,817
VA Income Equity Fund	777,005	998,499	1,775,504	1,775,504
VA International Equity Fund	65,334	22,185	87,519	87,519
VA Macro 100 Fund	104,493	15,584	120,077	120,077
VA Mid Corp America Fund	188,958	239,610	428,568	428,568
VA New Economy Fund	19,805	175,497	195,302	195,302
VA Rotating Markets Fund	76,971	224,165	301,136	301,136
VA Situs Small Cap Fund	100,419	68,060	168,479	168,479
VA Mortgage Securities Fund	52,721	--	52,721	52,721

The tax character of distributions paid during the fiscal year ended December 31, 2005, was as follows:

	Distributions Paid From

Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid

VA Dividend Capture Fund	$ 2,145,041	$ 760,848	$ 2,905,889	$ 2,905,889
VA Growth Fund	89,380	5,501	94,881	94,881
VA Income Equity Fund	526,840	--	526,840	526,840
VA International Equity Fund	12,103	2,030	14,133	14,133
VA Macro 100 Fund	10,780	--	10,780	10,780
VA Mid Corp America Fund	22,779	30,259	53,038	53,038
VA New Economy Fund	--	7,097	7,097	7,097
VA Rotating Markets Fund	105,164	60,326	165,490	165,490
VA Situs Small Cap Fund	32,231	7,552	39,783	39,783
VA Mortgage Securities Fund	8,175	--	8,175	8,175

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)

VA Dividend Capture Fund	$ 4,100,964	$ 389,477	$ 4,490,441	$ --	$ 3,575,311	$ 8,065,752
VA Growth Fund	96,168	3,153	99,321	--	2,963,658	3,062,979
VA Income Equity Fund	711,838	1,314,280	2,026,118	--	6,186,946	8,213,064
VA International Equity Fund	9,862	12,610	22,472	--	1,166,707	1,189,179
VA Macro 100 Fund	606,449	244,415	850,864	--	337,276	1,188,140
VA Mid Corp America Fund	213,177	315,341	528,518	--	7,539,946	8,068,464
VA New Economy Fund	64,494	301,807	366,301	--	3,040,482	3,406,783
VA Rotating Markets Fund	260,862	273,248	534,110	--	2,001,080	2,535,190
VA Situs Small Cap Fund	4,281	97,803	102,084	--	1,043,800	1,145,884
VA Mortgage Securities Fund	181,596	1,930	183,526	(898)	78,730	261,358

* The differences between the book-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

E. Foreign Exchange Contracts

The VA International Equity Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The VA International Equity Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchase contracts are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency translations are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2006, the VA International Equity Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund had no outstanding foreign currency commitments.

F. Foreign Currency Translation

Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The VA International Equity Fund and VA Situs Small Cap Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G. When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

H. Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

I. Written Options Contracts

Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The following is a summary of the VA Income Equity Fund’s written option activity for the year ended December 31, 2006:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2005	2,456	$ 486,539
Options written	8,738	1,845,956
Options expired	(855)	(55,258)
Options closed	(8,875)	(1,849,416)
Options exercised	(238)	(65,471)

Outstanding at 12/31/2006	1,226	$ 362,350

At December 31, 2006, the VA Income Equity Fund had the following outstanding options:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation)

Apache Corp.	Call	January 2008	75	53	$ 26,765	$ (5,195)
Chevron Texaco Corp.	Call	January 2008	70	173	154,835	(93,076)
ConocoPhillips	Call	January 2008	70	147	138,915	(84,968)
Cummins, Inc.	Call	January 2008	150	58	27,840	33,844
Ingersoll Rand	Call	January 2008	50	121	11,495	12,323
Lincoln National	Call	January 2008	80	161	14,088	761
Merck & Co., Inc.	Call	January 2008	50	83	11,412	5,941
Merck & Co., Inc.	Call	April 2007	47.5	84	5,040	2,646
Molson Coors Brewing Co.	Call	January 2008	90	36	7,560	(1,598)
Occidental Petroleum Corp.	Call	January 2008	55	169	68,445	(11,494)
Pitney Bowes, Inc.	Call	January 2008	55	88	4,840	3,084
Transocean, Inc.	Call	January 2008	90	53	49,820	(20,973)

NET UNREALIZED DEPRECIATION ON WRITTEN OPTION CONTRACTS						$ (158,705)

J. Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act, or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds. Information on the investment of cash collateral is shown in the Portfolio of Investments. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds retain all or a portion of the interest received on investment of collateral or receive a fee from the borrower. Collateral is marked to market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time, and therefore, are not considered to be illiquid investments. Prior to February 1, 2006, Boston Global Advisors (“BGA”) served as the sub-custodian for the securities lending program. BGA received a sub-custody fee based on the value of collateral received from borrowers. In addition, the Huntington National Bank (“Huntington”), as custodian to each of the Funds except VA International Equity Fund, received a monthly fee from BGA to offset certain transaction costs incurred by the custodian. On February 1, 2006, PFPC Trust Co. (“PFPC”) began serving as the sub-custodian for the securities lending program. PFPC retained a portion of the earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

As of December 31, 2006, the following Funds had securities with the following market values on loan:

Fund	Market Value of Loaned Securities	Market Value of Collateral*

VA Dividend Capture Fund	$ 8,348,679	$ 8,652,210
VA Growth Fund	4,922,886	5,095,284
VA Income Equity Fund	9,725,122	10,193,662
VA Mid Corp America Fund	7,327,399	7,571,441
VA New Economy Fund	2,468,765	2,570,940

* Includes securities and cash collateral.

As of December 31, 2006, cash collateral invested was as follows:

Fund	Commercial Paper	Corporate Obligations	Money Market Fund	Time Deposits	Other Short-Term Securites	Total

VA Dividend Capture Fund	$ 1,251,790	$ --	$ 6,155,709	$ 437,607	$ 807,104	$ 8,652,210
VA Growth Fund	1,018,585	169,962	3,381,547	274,322	250,868	5,095,284
VA Income Equity Fund	121,812	--	9,584,087	487,763	--	10,193,662
VA Mid Corp America Fund	352,323	--	6,783,949	332,347	102,822	7,571,441
VA New Economy Fund	71,825	110,030	2,213,502	122,384	53,199	2,570,940

K. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

L. Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

M. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (with no par value). Transactions in capital stock were as follows:

	VA Dividend Capture Fund				VA Growth Fund

	Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2006		Year Ended December 31, 2005

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	386,589	$ 4,948,823	941,902	$ 11,871,304	205,823	$ 1,865,496	373,542	$ 3,305,136
Distributions reinvested	230,563	2,773,676	235,676	2,905,889	36,024	318,814	10,613	94,881
Shares redeemed	(235,135)	(2,987,248)	(71,389)	(895,463)	(240,936)	(2,184,264)	(159,915)	(1,417,558)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	382,017	$ 4,735,251	1,106,189	$ 13,881,730	911	$ 46	224,240	$ 1,982,459

	VA Income Equity Fund				VA International Equity Fund

	Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2006		Year Ended December 31, 2005

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	188,325	$ 2,260,543	454,191	$ 5,247,829	324,273	$ 4,662,679	138,655	$ 1,609,168
Distributions reinvested	152,142	1,775,499	44,799	526,840	5,682	89,478	975	14,133
Shares redeemed	(280,102)	(3,338,032)	(198,689)	(2,295,171)	(13,772)	(195,298)	(5,494)	(65,378)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	60,365	$ 698,010	300,301	$ 3,479,498	316,183	$ 4,556,859	134,136	$ 1,557,923

	VA Macro 100 Fund				VA Mid Corp America Fund

	Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2006		Year Ended December 31, 2005

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	197,515	$ 2,391,389	475,708	$ 5,122,512	202,465	$ 3,396,668	347,629	$ 5,314,722
Distributions reinvested	10,006	120,076	973	10,780	25,895	428,567	3,338	53,038
Shares redeemed	(50,796)	(608,489)	(21,913)	(245,607)	(100,861)	(1,691,085)	(35,578)	(556,341)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	156,725	$ 1,902,976	454,768	$ 4,887,685	127,499	$ 2,134,150	315,389	$ 4,811,419

	VA New Economy Fund				VA Rotating Markets Fund

	Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2006		Year Ended December 31, 2005

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	232,544	$ 3,911,096	277,776	$ 4,172,788	78,727	$ 1,062,312	64,556	$ 766,272
Distributions reinvested	11,488	195,301	463	7,097	22,952	301,136	14,025	165,490
Shares redeemed	(47,240)	(797,900)	(27,206)	(407,876)	(53,591)	(713,740)	(56,676)	(676,813)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	196,792	$ 3,308,497	251,033	$ 3,772,009	48,088	$ 649,708	21,905	$ 254,949

	VA Situs Small Cap Fund				VA Mortgage Securities Fund

	Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2006		Year Ended December 31, 2005

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	450,733	$ 6,407,155	470,357	$ 6,098,370	360,915	$ 3,933,545	271,725	$ 2,877,086
Distributions reinvested	11,645	168,478	2,845	39,783	5,002	52,721	771	8,175
Shares redeemed	(38,793)	(546,139)	(9,609)	(124,546)	(26,622)	(286,240)	(9,857)	(104,423)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	423,585	$ 6,029,494	463,593	$ 6,013,607	339,295	$ 3,700,026	262,639	$ 2,780,838

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank (“Huntington”), serves as the Funds’ investment adviser. The Advisor receives a fee for its services, computed daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of each Fund.

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive from the Funds and/or to reimburse certain operating expenses of each Fund in order to limit the total operating expense for each Fund to not more than 1.00% of each Fund’s average daily net assets through at least April 30, 2007. Huntington and the Advisor may also pay out their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Sub-Investment Advisory Fee--Laffer Investments, Inc. is the sub-investment advisor (the “Sub-advisor”) of the VA Macro 100 Fund (the “Fund”). The Advisor pays the Sub-advisor a fee for its services, computed daily and paid monthly, at an annual rate of 0.40% of the average daily net assets of the Fund. Neither the Trust nor the Fund is liable for payment of this sub-advisory fee.

Administrative and Financial Administration Fees--Huntington is the Administrator to the Trust, and Federated Services Company (“FServ”) is the Sub-Administrator. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, FServ provides the Funds with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Funds. Huntington also serves as Financial Administrator, providing portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to BISYS Fund Services Ohio, Inc (“BISYS”). BISYS (the Sub-Financial Administrator) is paid directly by Huntington, not the Funds, for these services. The fees paid for administrative, sub-administrative, financial administrative and sub-financial administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees, in certain circumstances. FServ and Edgewood Services, Inc., the Trust’s distributor, are wholly-owned subsidiaries of Federated Investors, Inc.

Huntington provides administrative services at the following annual rate:

Maximum Administrative Fee	Average Daily Net Assets of the Funds

0.135%	On the first $4 billion
0.125%	On the next $3 billion
0.115%	On assets in excess of $7 billion

There is no minimum annual fee per Fund or class of Shares.

FServ receives a fee from Huntington for providing sub-administrative services from Huntington at the following rate:

Maximum Sub-Administrative Fee	Average Daily Net Assets of the Funds

0.05%	On the first $3 billion
0.04%	On the next $2 billion
0.03%	On assets in excess of $5 billion

There is a minimum annual fee per Fund of $50,000.

Transfer and Dividend Disbursing Agent Fees and Expenses--Unified Fund Services, Inc. (“Unified”), a subsidiary of Huntington, is transfer and dividend disbursing agent for the Funds. For its services, Unified receives a yearly fixed amount per shareholder account, subject to a yearly minimum of $6,000 per each fund. Unified is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees--Huntington serves as the Funds’ custodian except for the VA International Equity Fund. State Street Bank and Trust Company (“State Street”) serves as custodian for the VA International Equity Fund. The Bank of New York serves as sub-custodian of VA Situs Small Cap Fund’s foreign assets. Huntington, State Street and The Bank of New York receive fees based on the level of a Fund’s average daily net assets for the period, plus out-of-pocket expenses. PFPC serves as sub-custodian for the securities lending program and retains a portion of earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

Compliance Services--The Trust has contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays Huntington $130,000.

General--Certain Officers of the Trust are Officers and/or Directors or Trustees of the above companies.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are managed by the Advisor. Income distributions earned from investments in these funds are recorded as income in the accompanying financial statements.

Fund	12/31/05 Balance	Purchases	Sales	12/31/06 Balance	Income	Value

VA Dividend Capture Fund	$ 507,344	$ 14,443,001	$ (12,445,603)	$ 2,504,742	$ 38,065	$ 2,504,742
VA Growth Fund	582,352	2,343,710	(2,598,807)	327,255	13,031	327,255
VA Income Equity Fund	1,663,753	8,719,934	(9,745,090)	638,597	17,275	638,597
VA Macro 100 Fund	332,180	2,909,496	(3,039,161)	202,515	12,687	202,515
VA Mid Corp America Fund	3,393,896	7,910,245	(7,712,403)	3,591,738	135,003	3,591,738
VA New Economy Fund	672,457	6,121,415	(5,603,660)	1,190,212	38,583	1,190,212
VA Rotating Markets Fund	246,367	1,683,604	(1,525,736)	404,235	11,584	404,235
VA Situs Small Cap Fund	849,718	7,224,656	(6,876,765)	1,197,609	42,417	1,197,609
VA Mortgage Securities Fund	119,684	5,682,485	(5,169,253)	632,916	12,936	632,916

(5) VA Rotating Markets Fund Structure

The VA Rotating Markets Fund (“Fund”), in accordance with its prospectus, may seek to achieve its investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Fund incurred expenses of both the Fund and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(6) Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities (and in-kind contributions), for the year ended December 31, 2006 were as follows:

Fund	Purchases	Sales

VA Dividend Capture Fund	$ 46,561,643	$ 44,622,360
VA Growth Fund	3,867,143	3,713,592
VA Income Equity Fund	26,937,294	26,727,379
VA International Equity Fund	4,221,328	386,471
VA Macro 100 Fund	20,795,081	18,872,815
VA Mid Corp America Fund	3,647,556	1,865,228
VA New Economy Fund	8,892,504	6,181,022
VA Rotating Markets Fund	2,504,564	2,243,546
VA Situs Small Cap Fund	7,226,637	1,762,575
VA Mortgage Securities Fund	457,905	511,966

Purchases and sales of long-term U.S. Government Securities for the year ended December 31, 2006, were as follows:

Fund	Purchases	Sales

VA Mortgage Securities Fund	$ 3,455,455	$ 936,065

(7) Other Tax Information (unaudited)

For the year ended December 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

For the taxable year ended December 31, 2006, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Deduction Received

VA Dividend Capture Fund	77.29%
VA Growth Fund	100.0%
VA Income Equity Fund	100.0%
VA Macro 100 Fund	100.0%
VA Mid Corp America Fund	100.0%
VA New Economy	100.0%
VA Rotating Markets Fund	78.59%
VA Situs Small Cap Fund	70.70%

The Funds designated the following amounts as long term capital gain distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earning and profits distributed to shareholders on redemption of shares.

Fund	Amount

VA Dividend Capture Fund	$ 726,734
VA Growth Fund	218,066
VA Income Equity Fund	998,499
VA International Equity Fund	22,185
VA Macro 100 Fund	15,584
VA Mid Corp America Fund	239,610
VA New Economy Fund	175,497
VA Rotating Markets Fund	224,165
VA Situs Small Cap Fund	68,060

Huntington Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of The Huntington Funds

We have audited the accompanying statements of assets and liabilities of the Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Income Equity Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Rotating Markets Fund, Huntington VA Situs Small Cap Fund, and Huntington VA Mortgage Securities Fund (ten of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the two years in the period ended December 31, 2003, were audited by another registered public accounting firm whose report dated February 11, 2004 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above of The Huntington Funds, at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Columbus, Ohio
February 12, 2007

Huntington Funds

Board of Trustees and Trust Officers (Unaudited)

The following tables give information about Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is c/o The Huntington Funds, 5800 Corporate Drive, Pittsburgh, Pa. Unless otherwise noted, each officer is elected annually. The Huntington Funds consists of 29 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds. The Funds’ Statement of Additional Information includes additional information about The Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

INTERESTED TRUSTEES’ BACKGROUND

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas J. Westerfield† Age: 51 TRUSTEE Began serving: January 2001	Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm). Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: None.

† Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

INDEPENDENT TRUSTEES’ BACKGROUND

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

David S. Schoedinger* Age: 64 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: June 1999

Principal Occupations: Since 1965, Chairman of the Board, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc.

Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians).

Other Directorships Held: None.

John M. Shary Age: 76 TRUSTEE Began serving: June 1999

Principal Occupations: Retired.

Previous Positions: Member, Business Advisory Board, HIE-HEALTHCARE.COM (formerly Hublink, Inc.) (1993-1997) (database integration software); Member, Business Advisory Board, Mind Leaders, Inc. (formerly DPEC - Data Processing Education Corp.) (1993-1996) (data processing education); Member, Business Advisory Board, Miratel Corporation (1993-1995) (research and development firm for CADCAM); Chief Financial Officer of OCLC Online Computer Library Center, Inc. (1978-1993); Member, Board of Directors, Applied Information Technology Research Center (1987-1990); Member, Board of Directors, AIT (1987-1990) (technology).

Other Directorships Held: None.

William R. Wise Age: 75 TRUSTEE Began serving: June 1999

Principal Occupation: Retired.

Previous Positions: Corporate Director of Financial Services and Treasurer, Children’s Hospital, Columbus, Ohio; Associate Executive Director and Treasurer, Children’s Hospital, Columbus, Ohio (1985-1989).

Other Directorships Held: None.

* David S. Schoedinger became Chairman of the Funds on April 30, 2003.

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Tadd C. Seitz Age: 65 TRUSTEE Began serving: July 2006

Principal Occupation: Retired.

Previous Positions: Chairman and Chief Executive Officer, The Scotts Company (June 1983 - March 1995); Interim Chief Executive Officer (February 1996 - July 1996).

Other Directorships Held: None.

Mark D. Shary Age: 47 TRUSTEE Began serving: July 2006	Principal Occupation: Chief Executive Officer and President, BestTransport.com, Inc. (2003 to present). Previous Position: President, Bostech Corporation (2000 - 2002). Other Directorships Held: None.

William H. Zimmer III Age: 53 TRUSTEE Began serving: December 2006

Principal Occupation: Assistant Treasurer, Dana Corporation (September 2006 to Present) (manufacturing).

Previous Positions: Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to January 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: None.

Officers

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions

B. Randolph Bateman Age: 51 41 South High Street Columbus, OH PRESIDENT Began Serving: September 2005

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000
to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Charles L. Davis, Jr. Age: 46 1001 Liberty Avenue Pittsburgh, PA CHIEF EXECUTIVE OFFICER Began Serving: April 2003

Principal Occupations: Senior Vice President, Federated Securities Corp. (2007 to present); Director of Mutual Fund Services, Federated Services Company (2003 to present); Director of Sales Administration, Federated Securities Corp. (2006 to present); President, Edgewood Services, Inc. (2004 to present); President, Southpointe Distribution Services, Inc. (2005 to present).

Previous Positions: Managing Director, Edgewood Services, Inc. (2000 to 2003); Director of Business Development, Federated Services Company (1998 to 1999); Business Manager, Mutual Fund Services, Federated Services Company (1993 to 1998); Director of Investor Relations, MNC Financial, Inc. (1991 to 1993).

David R. Carson Age: 48 3805 Edwards Road Suite 3805 Cincinnati, OH CHIEF COMPLIANCE OFFICER AND Anti-Money Laundering Officer Began Serving: September 2005

Principal Occupation: Chief Compliance Officer, Trust (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of The Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Group Marketing Manager, The Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

George M. Polatas Age: 44 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT Began Serving: July 2003	Principal Occupations: Assistant Vice President, Federated Services Company (January 1997 to present).

Christopher E. Sabato Age: 38 3435 Stelzer Road Columbus, OH TREASURER Began Serving: May 2005	Principal Occupation: Vice President-Financial Services, BISYS Fund Services Ohio, Inc. (February 1993 to present).

Victor R. Siclari Age: 45 1001 Liberty Avenue Pittsburgh, PA SECRETARY Began Serving: August 2002	Principal Occupation: Partner, Reed Smith LLP (October 2002 to present). Previous Position: Sr. Corporate Counsel and Vice President, Federated Services Company (prior to October 2002).

Huntington Funds

Board of Trustees Consideration of Investment Advisory and Subadvisory Agreements for the Variable Annuity Portfolios of The Huntington Funds (the “Funds”)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory and subadvisory agreements. At meetings held on August 2 and 3, 2006, the Board, including a majority of the Independent Trustees, approved the investment advisory agreement (the “Advisory Agreement”) between the Advisor and the Funds and an investment subadvisory agreement (the “Subadvisory Agreement”) between the Advisor and the Subadvisor with respect to the VA Macro 100 Fund. Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds. Pursuant to the Subadvisory Agreement between the Advisor and the Subadvisor, the Subadvisor provides day-to-day investment management for the VA Macro 100 Fund.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement and the Subadvisory Agreement, the Board, including a majority of the Independent Trustees, considered many factors, among the most material of which are: (1) the nature of the services provided to the Funds by the Advisor and Subadvisor in relation to the advisory and subadvisory fees; (2) the individual performance of the Funds; (3) the Advisor’s and Subadvisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor or Subadvisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory and Subadvisory Fees. In considering the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board reviewed information relating to the Advisor’s and Subadvisor’s operations and personnel. Among other things, the Advisor and Subadvisor each provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff, (on a Fund-by-Fund basis) and financial information. The Trustees also took into account the financial condition of the Advisor and Subadvisor with respect to their ability to provide the services required under the Advisory and Subadvisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor and Subadvisor, in relation to the Advisory and Subadvisory fees, were acceptable.

Individual Performance of the Funds. The Board reviewed the Funds’ performance record and the Advisor’s and Subadvisor’s management styles and long-term performance records with the Funds in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Costs and the Profits Realized through Providing the Funds with Advisory Services. In considering the reasonableness of the advisory and subadvisory fee, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Board also reviewed similar information provided by the Subadvisor. The Trustees also took into account the Advisor’s agreement to limit the total annual expenses of each Fund to 1.00% of its net assets. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds.

Economies of Scale in Providing Services to the Funds and if these Economies are Shared with the Funds. The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board considered the fees under the Advisory and Subadvisory Agreements and possible economies of scale that may be realized as the assets of the Funds grow. The Board also noted that if the Funds’ assets increase over time, the Advisor and Subadvisor may realize economies of scale. The Board concluded that none of the Funds was currently large enough to have realized economies of scale.

Comparison of the Fees and Performance of Comparable Funds. With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board also received information concerning fees charged by the Advisor and Subadvisor to other accounts. With respect to the Advisor, the Board did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations. The Board also requests and receives substantial and detailed information about the Funds, the Advisor and Subadvisor on a regular basis. The Advisor and Subadvisor provide much of this information at each regular meeting of the Board, and furnish additional reports in connection with the Board’s formal review of the Advisory and Subadvisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory and Subadvisory Agreements is informed by reports covering such matters as the Advisor’s investment philosophy, personnel, and processes; operating strategies; each Fund’s short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance; the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor, its affiliates and the Subadvisor; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s and the Subadvisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and/or the Advisor and Subadvisor are responding to them. In the course of their deliberations regarding the Advisory and Subadvisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory and Subadvisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory and Subadvisory Agreements reflects its determination that the Advisor’s and the Subadvisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Fund’s performance was acceptable and that the Fund’s advisory and total fees were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

Huntington VA Mortgage Securities Fund

Among other data considered, the Trustees noted that the Fund performed generally in line with its benchmark for the period from inception through December 31, 2004, for the one year period ended December 31, 2005, and for the six months ended June 30, 2006. The Trustees also noted that the Fund’s combined advisory and administrative fee and its total expenses were above the medians for its peer group.

Huntington VA Growth Fund

Among other data considered, the Trustees noted that the Fund underperformed its benchmark and its peer group for the one year period ended December 31, 2004, for the one year period ended December 31, 2005 and for the six months ended June 30, 2006. The Trustees also noted that the Fund’s combined advisory and administrative fee was below the median for its peer group, but that its total expenses were above the median.

Huntington VA Income Equity Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark and its peer group for the year ended December 31, 2004. The Fund underperformed its benchmark and its peer group for the one year ended December 31, 2005 and the six months ended June 30, 2006. The Trustees noted that the Fund’s combined advisory and administrative fee and its total expenses were higher than the medians of its peer group.

Huntington VA Rotating Markets Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark and peer group for the one year periods ended December 31, 2004 and 2005. The Fund outperformed its peer group but underperformed its benchmark for the six months ended June 30, 2006. The Trustees noted that the Fund’s combined advisory and administrative fee was lower than the median of its peer group and its total expenses were higher than the medians.

Huntington VA Dividend Capture Fund

Among other data considered, the Trustees noted that the Fund was in line with its benchmark for the year ended December 31, 2004. The Fund underperformed its benchmark for the one year ended December 31, 2005, and it outperformed its benchmark for the six months ended June 30, 2006. The Trustees also noted that the Fund’s combined advisory and administrative fee and its total expenses were in line with the medians for its peer group.

Huntington VA International Equity Fund

Among other data considered, the Trustees noted that the Fund underperformed its benchmark for the period from inception through December 31, 2004 and had outperformed its benchmark and its peer group for the one year ended December 31, 2005. The Fund underperformed its benchmark and outperformed its peer group for the six months ended June 30, 2006. The Trustees also noted that the Fund’s combined advisory and administrative fee was in line with the medians of its peer group and its total expenses were above the medians.

Huntington VA Macro 100 Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark for the period from inception through December 31, 2004. The Fund outperformed its benchmark, but not its peer group for the one year ended December 31, 2005. The Fund underperformed its benchmark and peer group for the six months ended June 30, 2006. The Trustees noted that the Fund’s combined advisory and administrative fee was below the median of its peer group but that its total expenses were in line with the median.

Huntington VA Mid Corp America Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark and its peer group for the years ended December 31, 2004 and 2005. The Fund underperformed its benchmark and peer group for the six months ended June 30, 2006. The Trustees also noted that the Fund’s combined advisory and administrative fee and its total expenses were slightly above the median of its peer group.

Huntington VA New Economy Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark and its peer group for the years ended December 31, 2004 and 2005 and for the six months ended June 30, 2006. The Trustees noted that the Fund’s combined advisory and administrative fee was in line with the median of its peer group, but that its total expenses were above the median.

Huntington VA Situs Small Cap Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark for the period from inception through December 31, 2004 and outperformed its benchmark and its peer group for the one year ended December 31, 2005. The Fund underperformed its benchmark and peer group for the six months ended June 30, 2006. The Trustees also noted that the Fund’s combined advisory and administrative fee were in line with the medians of its peer group and its total expenses were above the medians.

Huntington Funds

Supplemental Information (Unaudited)
Shareholder Expense Example

Fund Expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses. The “actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line together with the amount you invested to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The “hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios, and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as withdrawal charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the separate accounts, variable annuity contracts or variable life insurance policies. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period(2)	Annualized Expense Ratio

VA Dividend Capture Fund
Actual	$ 1,000.00	$ 1,118.30	$ 4.97	0.93%
Hypothetical(1)	$ 1,000.00	$ 1,020.31	$ 4.75	0.93%
VA Growth Fund
Actual	$ 1,000.00	$ 1,093.10	$ 4.91	0.93%
Hypothetical(1)	$ 1,000.00	$ 1,020.31	$ 4.75	0.93%
VA Income Equity Fund
Actual	$ 1,000.00	$ 1,090.80	$ 4.85	0.92%
Hypothetical(1)	$ 1,000.00	$ 1,020.36	$ 4.70	0.92%
VA International Equity Fund
Actual	$ 1,000.00	$ 1,142.70	$ 5.18	0.96%
Hypothetical(1)	$ 1,000.00	$ 1,020.16	$ 4.90	0.96%
VA Macro 100 Fund
Actual	$ 1,000.00	$ 1,053.70	$ 4.97	0.96%
Hypothetical(1)	$ 1,000.00	$ 1,020.16	$ 4.90	0.96%
VA Mid Corp America Fund
Actual	$ 1,000.00	$ 1,066.20	$ 4.84	0.93%
Hypothetical(1)	$ 1,000.00	$ 1,020.31	$ 4.75	0.93%
VA New Economy Fund
Actual	$ 1,000.00	$ 1,048.70	$ 4.91	0.95%
Hypothetical(1)	$ 1,000.00	$ 1,020.21	$ 4.85	0.95%
VA Rotating Markets Fund
Actual	$ 1,000.00	$ 1,119.00	$ 5.13	0.96%
Hypothetical(1)	$ 1,000.00	$ 1,020.16	$ 4.90	0.96%
VA Situs Small Cap Fund
Actual	$ 1,000.00	$ 1,029.30	$ 4.81	0.94%
Hypothetical(1)	$ 1,000.00	$ 1,020.26	$ 4.80	0.94%
VA Mortgage Securities Fund
Actual	$ 1,000.00	$ 1,049.00	$ 5.06	0.98%
Hypothetical(1)	$ 1,000.00	$ 1,020.06	$ 5.00	0.98%

(1) Hypothetical assumes 5% annual return before expenses.

(2) Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Advisor for the period beginning May 1, 2006 through April 30, 2007. The “Financial Highlights” tables in the Funds’ financial statements, included in this report, also show the gross expense ratios, without such reimbursements.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each Fund’s objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonvafunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonvafunds.com by selecting “Form N-Q.”

[Logo of Huntington Funds]

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. is the Administrator and Financial Administrator of The Huntington Funds and is the Custodian of certain Funds. State Street Bank and Trust Company is also a Custodian to one of the Funds. Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, serves as Investment Adviser to the Funds. Federated Services Co. and Edgewood Services, Inc., the Sub-Administrator and Distributor of The Huntington Funds, respectively, are not affiliated with The Huntington National Bank.

Cusip 446771206
Cusip 446771107
Cusip 446771701
Cusip 446771305
Cusip 446771503
Cusip 446771602
Cusip 446771800
Cusip 446771875
Cusip 446771867
Cusip 446771883

ITEM 2. CODE OF ETHICS.
   (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's Principal Executive
   Officer and Principal Financial Officer.

   (c) Not applicable

   (d) Not applicable

   (e) Not applicable

   (f)  The registrant has included a copy of the code of ethics that applies to the registrant's Principal Executive Officer and Principal Financial Officer,
   as an exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
3(a)(1)  The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(A)(2) THE  AUDIT  COMMITTEE  FINANCIAL  EXPERT  IS   JOHN  M.  SHARY,  WHO  IS
"INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

     Fiscal year ended 2006: $319,000
     Fiscal year ended 2005: $304,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

     Fiscal year ended 2006: $0
     Fiscal year ended 2005: $0

 Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

     Fiscal year ended 2006: $64,000
     Fiscal year ended 2005: $61,000

Fees for both years related to the review of the registrant's tax returns.
Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

     Fiscal year ended 2006: $0
     Fiscal year ended 2005: $0

 Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

     Total:
      Fiscal year ended 2006: $383,000
      Fiscal year ended 2005: $365,000

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I.   Purpose

     Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of
the Board of Trustees of The Huntington Funds (the "Fund") is responsible for the appointment, compensation and oversight of the work of the Fund's independent auditor.  As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Fund in order to assure that they do not impair the auditor's independence from the Fund.  In addition, the Audit Committee also must pre-approve its independent auditor's engagement for non-audit services with the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and/or financial reporting of the Fund.

     To implement these provisions of the Act, the Securities and Exchange
Commission (the "SEC") has issued rules specifying the types of services that the Fund's independent auditor may not provide to the Fund, as well as the Audit
Committee's administration of the engagement of the independent auditor.  Under these rules, the SEC has provided that a permissible approval of audit and non-
audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum).  General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures.  Unless a type of service has received general pre-approval, it will require specific pre-approval by the
Audit Committee if it is to be provided by the independent auditor.
Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services
Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Fund may be performed by the independent auditor under pre-approvals.

   II.  General Pre-Approval Policies

     It is the policy of the Audit Committee that audit and non-audit services to be performed by the Fund's independent auditor be pre-approved only when in the best interests of the Fund's shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor's independence.
In granting any pre-approval, consideration shall be given to:

     1.    the qualifications of the auditor to perform the services involved;

     2.    the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

     3.    the permissibility of the services under applicable rules and guidance of the SEC;

     4.    the effect, if any, of the performance of the proposed services on the auditor's independence;

     5.    the effect of the compensation for the proposed services on the auditor's independence; and

     6.    the effect, if any, of the proposed services on the Fund's ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Fund's independent auditor may not include the following:

     1.    Bookkeeping or other services related to the accounting records or financial statements of the audit client;

     2.    Financial information systems design and implementation;

     3.    Appraisal or valuation services, fairness opinions or contribution-
           in-kind reports;

     4.    Actuarial services;

     5.    Internal audit outsourcing services;

     6.    Management functions or human resources;

     7.    Broker-dealer, investment adviser or investment banking services; and

     8.    Legal services and expert services unrelated to the audit.

III. Procedures for Pre-Approval by the Audit Committee

     1.    Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

     2.    All requests for pre-approval shall be made to the full Audit
           Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Fund's Board of Trustees) whenever practicable.

     3.    Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

     4.    If consideration of a request for pre-approval on the dates identified in Section III(2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee.  The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

     5.    Requests for pre-approval may include, but are not limited to, the following services:

           a.   audit engagement, particularly for interim periods;

           b.   tax compliance, tax planning, and tax advice;

           c.   review and consents with respect to use of reports in post-
                effective amendments to the registration statements of the Fund;

           d.   review of IRS shareholder materials;

           e.   review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

           f.   market research and strategic insights.

     6. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

     xx.   In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

           a.   the scope of the proposed tax service,
           b.   the fee structure for the engagement,
           c.   any side letters, amendments to the engagement letter or any other agreements, whether oral, written , or otherwise, relating to the service between the audit firm and the Funds, and
           d.   any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

           The audit firm should discuss with the Audit Committee, the potential effect of the proposed tax service(s) on the audit firm's
           independence.

     7.    Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

     8.    The Audit Committee's action on a request for pre-approval shall be recorded in the Audit Committee's minutes.

     9.    The Audit Committee's action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the
           Fund's management.

     10.   The Audit Committee's action on a request for pre-approval shall be reported to the full Board of Trustees.

     11.   Pre-approvals will be granted for a period of no more than one year.

IV.  Procedures for Pre-Approval by a Delegate of the Audit Committee

     1.    Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit
           Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the "Delegate") for this purpose.  (As of the date of the adoption of these guidelines and procedures, William R. Wise has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

     2.    Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

     3.    Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

     4.    Requests for pre-approval may include, but are not limited to, the following services:

           a.   audit engagement, particularly for interim periods;

           b.   tax compliance, tax planning, and tax advice;

           c.   review and consents with respect to use of reports in post-
                effective amendments to the registration statements of the Fund;

           d.   review of IRS shareholder materials;

           e.   review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

           f.   market research and strategic insights.

     5.    Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

     6.    Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

     7.    The Delegate's action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Fund's management.

     8.    Pre-approvals by the Delegate shall be reviewed by the Audit
           Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner.  An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the
           Chairman of the Audit Committee.

     9.    Pre-approvals by the Delegate may be modified or revoked by the Audit
           Committee, but will not absolve the Fund of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

     10.   The results of the Audit Committee's review of the Delegate's action on a request for pre-approval shall be recorded in the Audit
           Committee's minutes and reported to the full Board of Trustees.

     11.   Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.   Procedures for Monitoring Engagements Authorized Under Pre-Approval
Procedures

     The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval.  The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter.  Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI.  Amendment

     These Policies and Procedures may be amended or revoked at any time by the
Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

Adopted May 4, 2006

(e)(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph
(C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     4(b)   Fiscal year ended 2006- 0%
           Fiscal year ended 2005- 0%

           Percentage of services provided to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant's audit committee pursuant to paragraph (C) (7) (i) (C) of Rule 2-01 of Regulation S-X,
           0% and 0% respectively.

     4(c)  Fiscal year ended 2006- 0%
           Fiscal year ended 2005- 0%

           Percentage of services provided to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant's audit committee pursuant to paragraph (C) (7) (i) (C) of Rule 2-01 of Regulation S-X,
           0% and 0% respectively.
     4(d)  Fiscal year ended 2006- 0%
            Fiscal year ended 2005- 0%

           Percentage of services provided to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant's audit committee pursuant to paragraph (C) (7) (i) (C) of Rule 2-01 of Regulation S-X,
           0% and 0% respectively.

     (f) Not applicable.
     (g) The aggregate non-audit fees billed by Ernst and Young for the
     Huntington Funds and certain entities (including the advisor (excluding sub-advisor) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant
     (Funds)), totaled $76,700 and $80,050 in 2006 and 2005, respectively, which includes the Fund's tax fees above in Section I and tax fees for
     Huntington's Trust Department related to settlement funds where Huntington is the executor.
     (h) The registrant's Audit Committee has considered whether the provision of nonaudit services that were rendered to registrant's investment adviser
     (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
     Regulation S-X is compatible with maintaining the principal account's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM  7.  DISCLOSURE  OF  PROXY  VOTING  POLICIES  AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM  9.  PURCHASES  OF  EQUITY SECURITIES BY CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)The registrant's Principal  Executive Officer and Principal Financial Officer
have concluded that the registrant's  disclosure  controls  and  procedures  (as defined  in  Rule  30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-
2 under the Act, based  on  their  evaluation  of  these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b)There  were no changes in the registrant's internal  control  over  financial reporting (as  defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during  the  second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The code of ethics that is the subject of the disclosure required by Item
2 is attached hereto

(a)(2) Certifications pursuant  to  Rule  30a-2(a)  under  the  Act are attached hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant
has  duly  caused  this  report  to  be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)The Huntington Funds

By (Signature and Title)*/s/Charles L. Davis, Jr.
                        Charles L. Davis, Jr., Chief Executive Officer and
                        Principal Executive Officer

Date   March 8, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of 1940, this report  has  been  signed  below  by  the following persons on behalf  of  the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/Charles L. Davis, Jr.
                        Charles L. Davis, Jr., Chief Executive Officer and
                        Principal Executive Officer

Daten  March 8, 2007

By (Signature and Title)* /s/Christopher E. Sabato
                        Christopher E. Sabato, Treasurer and Principal
                        Financial Officer

Date   March 8, 2007